UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5162

Delaware VIP Trust
(Exact name of registrant as specified in charter)

2005 Market Street Philadelphia, PA			19103
(Address of principal executive offices)			(Zip code)

David F. Connor, Esq. 2005 Market Street Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1.  Reports to Stockholders

Delaware VIP Trust — Delaware VIP Balanced Series

For the fiscal year ended Dec. 31, 2007, Delaware VIP Balanced Series returned +0.33% for Standard Class shares with distributions reinvested, and +0.05% for Service Class shares with all distributions reinvested. The Series fell short of its benchmarks: the S&P 500 Index returned +5.49%, and the Lehman Brothers U.S. Aggregate Index returned +6.97% (source: Lipper).

Returns for the portion of assets allocated to equities trailed the equity benchmark, the S&P 500 Index, and detracted from overall performance. In equity investments, the Series’ healthcare investments performed favorably overall. Our investments in telecommunication services also contributed to returns. The fixed income portfolio underperformed the Lehman Brothers U.S. Aggregate Index return.

Overall, the Series seeks a balance of capital appreciation, income, and preservation of capital. During the year 2007, the economic picture was marred by a deepening housing slump and a tumultuous mortgage market. Credit markets, driven by a loss of confidence in the value of many types of debt collateral and the relevance of ratings on that debt, essentially seized up until central banks stepped in to provide sufficient sources of liquidation. By the time the fiscal year ended, the U.S. Federal Reserve had trimmed interest rates at meetings in September, October, and December, for a total of 100 basis points, or one percentage point (to 4.25%).

We had positioned the Series to diminish the effects of private equity take-outs on our corporate bond portfolio. As a result, the Series carried a position in financial hybrid securities that were hurt by the credit crunch early on. The Series also carried an overweight in mortgage and asset-backed investments, which performed poorly during the credit turmoil. Another overweight — in the commercial mortgage-backed sector — also contributed to the performance deficit versus the index. Illiquid markets made it very difficult to adjust the Series’ position as we entered the volatile summer months.

It was a difficult year for the financial sector, as a whole, and several of our financial holdings experienced steep declines, especially Washington Mutual, Discover Financial Services and Huntington Bancshares. At year end, we believed that Washington Mutual could survive the housing market correction and, longer term, offered an attractive risk/reward tradeoff relative to its current price. Despite its decline during the year, we continued to have confidence in Discover’s long-term value. Similarly, we believed Huntington Bancshares, as a traditional bank that profits from spread lending, could meaningfully benefit from an eventual recovery in the economy and credit markets.

The team repositioned the Series to be significantly underweight in the financial sector. Taking into consideration contributions on a duration basis, the Series is now underexposed to corporate bonds in general. In addition, our mortgage investments analysts worked to reduce the asset-backed investment position, and to produce a neutral position versus the benchmark in the structured product area. The Series’ duration was moved to a slightly longer position to capture bond rallies in the weakening economic situation.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Balanced Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Balanced Series Average annual total returns For periods ended Dec. 31, 2007	1 year	5 years	10 years	Lifetime

Standard Class shares (commenced operations July 28, 1988)	+0.33%	+8.81%	+2.25%	+7.75%

Service Class shares (commenced operations May 1, 2000)	+0.05%	+8.54%	NA	+2.22%

As disclosed in the Series’ most recent prospectus, expenses for Standard Class and Service Class shares were as follows: The net expense ratios for Standard Class and Service Class shares of the Series were 0.83% and 1.08%, respectively. Total operating expenses for Standard Class and Service Class shares were 0.83% and 1.13%, respectively. Management fees for Standard Class and Service Class shares were 0.65%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal and, as a result, no adjustments were made for income taxes.

An expense limitation was in effect for all classes during the periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

1

Performance of Service Class shares will vary due to different charges and expenses.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Series. High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities. The portfolio may have turnover in excess of 100%. High portfolio turnover can increase the Series’ transaction costs and lower returns.

The Series may be invested in foreign high yield corporate bonds, which have special risks that include currency fluctuations, economic and political change, and different accounting standards. Some portfolios offer more risk than others. The Series may utilize futures and swaps for defensive strategy purposes to project or minimize the impact of potential changes.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP Balanced Series Standard Class shares for the period from Dec. 31, 1997, through Dec. 31, 2007. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the S&P 500 Index and Lehman Brothers U.S. Aggregate Index for the period from Dec. 31, 1997, through Dec. 31, 2007. The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies. The Lehman Brothers U.S. Aggregate Index, sometimes also referred to as the Lehman Brothers Aggregate Bond Index, measures the performance of approximately 6,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par value outstanding. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

2

Delaware VIP Trust — Delaware VIP Balanced Series
Disclosure of Series Expenses

For the Period July 1, 2007 to December 31, 2007

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Annualized Expense Ratios	Expenses Paid During Period 7/1/07 to 12/31/07*
Actual Series Return
Standard Class	$1,000.00	$958.60	0.85%	$4.20
Service Class	1,000.00	957.30	1.10%	5.43
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.92	0.85%	$4.33
Service Class	1,000.00	1,019.66	1.10%	5.60

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Delaware VIP Trust — Delaware VIP Balanced Series
Sector Allocation and Credit Quality Breakdown

As of December 31, 2007

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stock	59.61%
Consumer Discretionary	5.54%
Consumer Staples	7.43%
Energy	4.10%
Financials	13.62%
Health Care	10.60%
Industrials	3.45%
Information Technology	7.44%
Materials	1.81%
Media	0.00%
Telecommunications	3.78%
Utilities	1.84%
Convertible Preferred Stock	0.08%
Preferred Stock	0.09%
Agency Asset-Backed Security	0.01%
Agency Collateralized Mortgage Obligations	2.48%
Agency Mortgage-Backed Securities	5.34%
Agency Obligations	2.10%
Commercial Mortgage-Backed Securities	3.56%
Convertible Bonds	0.21%
Corporate Bonds	8.11%
Banking	0.68%
Basic Industry	0.33%
Brokerage	0.43%
Capital Goods	0.12%
Communications	1.35%
Consumer Cyclical	0.43%
Consumer Non-Cyclical	1.67%
Electric	0.53%
Energy	0.56%
Finance Companies	0.66%
Insurance	0.30%
Natural Gas	0.72%
Real Estate	0.16%
Technology	0.04%
Transportation	0.13%
Municipal Bonds	1.10%
Non-Agency Asset-Backed Securities	4.02%
Non-Agency Collateralized Mortgage Obligations	8.28%
U.S. Treasury Obligations	6.28%
Discount Note	1.94%
Securities Lending Collateral	5.79%
Total Value of Securities	109.00%
Obligation to Return Securities Lending Collateral	(5.79)%
Liabilities Net of Receivables and Other Assets	(3.21)%
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)
AAA	72.03%
AA	7.73%
A	8.67%
BBB	10.47%
BB	0.57%
B	0.53%
Total	100.00%

4

Delaware VIP Trust — Delaware VIP Balanced Series
Statement of Net Assets

December 31, 2007

		Number of Shares	Value (U.S. $)

	COMMON STOCK–59.61%
	Consumer Discretionary–5.54%
	Gap	25,800	$549,024
	Limited Brands	24,400	461,892
	Mattel	25,500	485,520
			1,496,436
	Consumer Staples–7.43%
	Heinz (H.J.)	11,200	522,816
*	Kimberly-Clark	7,400	513,116
	Kraft Foods Class A	15,300	499,239
	Safeway	13,800	472,098
			2,007,269
	Energy–4.10%
	Chevron	5,900	550,647
	ConocoPhillips	6,300	556,290
			1,106,937
	Financials–13.62%
	Allstate	10,200	532,746
	Chubb	9,700	529,426
	Discover Financial Services	28,750	433,550
	Hartford Financial Services Group	5,600	488,264
	Huntington Bancshares	31,300	461,988
	Morgan Stanley	8,900	472,679
	Wachovia	12,200	463,966
	Washington Mutual	22,000	299,420
			3,682,039
	Health Care–10.60%
	Abbott Laboratories	8,500	477,275
	Baxter International	8,300	481,815
	Bristol-Myers Squibb	17,500	464,100
	Johnson & Johnson	7,200	480,240
	Pfizer	21,300	484,149
	Wyeth	10,800	477,252
			2,864,831
	Industrials–3.45%
	Donnelley (R.R.) & Sons	13,000	490,620
	Waste Management	13,500	441,045
			931,665
	Information Technology–7.44%
	Intel	19,500	519,870
*	International Business Machines	4,700	508,070
	Motorola	29,100	466,764
	Xerox	31,800	514,842
			2,009,546
	Materials–1.81%
	duPont (E.I.) deNemours	11,100	489,399
			489,399
	Media–0.00%
†	Century Communications	5,000	4
			4
	Telecommunications–3.78%
	AT&T	12,400	515,344
	Verizon Communications	11,600	506,804
			1,022,148
	Utilities–1.84%
	Progress Energy	10,300	$498,829
			498,829
	Total Common Stock (cost $15,005,953)		16,109,103

	CONVERTIBLE PREFERRED STOCK–0.08%
•	Citigroup Funding 4.943% exercise price $29.50, expiration date 9/27/08	900	22,599
	Total Convertible Preferred Stock (cost $28,488)		22,599

	PREFERRED STOCK–0.09%
	Fannie Mae 8.25%	900	23,175
	Total Preferred Stock (cost $22,500)		23,175

		Principal Amount (U.S. $)

	AGENCY ASSET-BACKED SECURITY–0.01%
•	Fannie Mae Whole Loan
	Series 2002-W11 AV1 5.205% 11/25/32	$1,800	1,800
	Total Agency Asset-Backed Security (cost $1,801)		1,800

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.48%
	Fannie Mae
	Series 1996-46 ZA 7.50% 11/25/26	16,716	17,550
	Series 2003-122 AJ 4.50% 2/25/28	16,017	15,785
	Series 2005-67 EY 5.50% 8/25/25	15,000	15,094
•	Series 2006-M2 A2F 5.259% 5/25/20	60,000	59,405
	Fannie Mae Grantor Trust
	Series 2001-T8 A2 9.50% 7/25/41	14,001	15,286
	Fannie Mae Whole Loan
	Series 2004-W9 2A1 6.50% 2/25/44	24,260	25,317
	Series 2004-W11 1A2 6.50% 5/25/44	24,795	26,129
	Freddie Mac
	Series 1730 Z 7.00% 5/15/24	14,361	15,264
	Series 2326 ZQ 6.50% 6/15/31	66,818	70,882
	Series 2557 WE 5.00% 1/15/18	25,000	25,081
	Series 2662 MA 4.50% 10/15/31	30,751	30,467
	Series 2694 QG 4.50% 1/15/29	30,000	29,634
	Series 2872 GC 5.00% 11/15/29	40,000	39,964
	Series 3005 ED 5.00% 7/15/25	40,000	38,965
	Series 3022 MB 5.00% 12/15/28	30,000	30,164
	Series 3063 PC 5.00% 2/15/29	60,000	60,520
	Series 3113 QA 5.00% 11/15/25	36,005	36,129
	Series 3173 PE 6.00% 4/15/35	70,000	71,256
	Series 3337 PB 5.50% 7/15/30	20,000	20,285
t	Freddie Mac Structured Pass Through Securities
	Series T-58 2A 6.50% 9/25/43	26,511	27,690
	Total Agency Collateralized Mortgage Obligations (cost $665,790)		670,867

5

		Principal Amount (U.S. $)	Value (U.S. $)

	AGENCY MORTGAGE-BACKED SECURITIES–5.34%
	Fannie Mae 6.50% 8/1/17	$19,148	$19,714
•	Fannie Mae ARM 5.968% 8/1/37	53,198	53,722
	Fannie Mae Relocation 30 yr 5.00% 11/1/34	30,919	30,404
	Fannie Mae S.F. 15 yr TBA
	4.50% 1/1/23	70,000	68,906
	5.00% 1/1/23	150,000	150,164
	5.50% 1/1/23	60,000	60,778
	6.00% 1/1/23	110,000	112,561
	Fannie Mae S.F. 30 yr
	5.50% 3/1/29	63,538	63,773
	5.50% 4/1/29	70,041	70,300
	5.50% 8/1/37	134,987	134,835
	6.50% 2/1/37	99,321	102,107
	6.50% 11/1/37	54,630	56,156
	7.50% 6/1/31	21,219	22,649
	9.50% 6/1/19	3,138	3,330
•	Freddie Mac ARM
	5.683% 7/1/36	20,653	20,930
	6.335% 4/1/34	8,964	9,057
	Freddie Mac S.F. 15 yr
	4.00% 2/1/14	46,265	45,921
	5.00% 6/1/18	17,305	17,348
	Freddie Mac S.F. 30 yr
	6.00% 6/1/37	35,000	35,526
	7.00% 11/1/33	11,905	12,490
	Freddie Mac S.F. 30 yr TBA 5.00% 1/1/38	210,000	204,882
	GNMA S.F. 30 yr 7.50% 1/15/32	4,929	5,259
	GNMA S.F. 30 yr TBA
	5.50% 1/1/38	70,000	70,514
	6.00% 1/1/38	70,000	71,663
	Total Agency Mortgage-Backed Securities (cost $1,434,608)		1,442,989

	AGENCY OBLIGATIONS–2.10%
	Fannie Mae
*	4.75% 3/12/10	60,000	61,486
*	4.75% 11/19/12	200,000	207,198
	4.875% 5/18/12	25,000	26,001
^	5.377% 10/9/19	230,000	129,044
	Federal Home Loan Bank 4.50% 10/9/09	25,000	25,397
^	Resolution Funding Interest Strip 5.24% 10/15/25	275,000	117,862
	Total Agency Obligations (cost $544,606)		566,988

	COMMERCIAL MORTGAGE-BACKED SECURITIES–3.56%
	Bank of America Commercial Mortgage
•	Series 2004-3 A5 5.316% 6/10/39	30,000	30,861
•	Series 2005-6 AM 5.181% 9/10/47	15,000	14,589
•	Series 2006-3 A4 5.889% 7/10/44	30,000	31,170
	Series 2006-4 A4 5.634% 7/10/46	10,000	10,211
	Bear Stearns Commercial Mortgage Securities
#	Series 2004-ESA E 144A 5.064% 5/14/16	$40,000	$40,600
•	Series 2007-T28 A4 5.742% 9/11/42	30,000	30,732
t	Commercial Mortgage Pass Through Certificates
#•	Series 2001-J1A A2 144A 6.457% 2/14/34	27,337	28,450
	Series 2006-C7 A2 5.69% 6/10/46	25,000	25,388
•	Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.555% 2/15/39	15,000	15,215
#	Crown Castle Towers Series 2005-1A C 144A 5.074% 6/15/35	25,000	24,458
	First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1 C 6.403% 3/15/33	10,000	10,459
	First Union-Lehman Brothers-Bank of America Series 1998-C2 A2 6.56% 11/18/35	19,659	19,645
	General Electric Capital Commercial Mortgage Series 2002-1A A3 6.269% 12/10/35	50,000	52,647
	Goldman Sachs Mortgage Securities II
	Series 2004-GG2 A3 4.602% 8/10/38	20,000	19,965
	Series 2006-GG8 A4 5.56% 11/10/39	40,000	40,624
	Greenwich Capital Commercial Funding Series 2007-GG9 A4 5.444% 3/10/39	25,000	25,148
	JPMorgan Chase Commercial Mortgage Securities
	Series 2002-C1 A3 5.376% 7/12/37	35,000	35,701
	Series 2003-C1 A2 4.985% 1/12/37	68,000	68,228
#•	Series 2006-RR1A A1 144A 5.455% 10/18/52	25,000	21,723
	Lehman Brothers-UBS Commercial Mortgage Trust
	Series 2001-C2 A1 6.27% 6/15/20	4,069	4,099
	Series 2002-C1 A4 6.462% 3/15/31	55,000	58,308
•	Merrill Lynch Mortgage Trust Series 2006-C1 ASB 5.659% 5/12/39	35,000	35,799
	Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-5 A1 4.275% 8/12/48	44,688	44,055
•	Morgan Stanley Capital I Series 2007-IQ14 A4 5.692% 4/15/49	25,000	25,482
#	SBA Commercial Mortgage Securities Trust Series 2006-1A B 144A 5.451% 11/15/36	60,000	59,469

6

		Principal Amount (U.S. $)	Value (U.S. $)

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
#	Tower 144A
	Series 2004-2A A 4.232% 12/15/14	$45,000	$44,141
	Series 2006-1 B 5.588% 2/15/36	25,000	24,811
	Series 2006-1 C 5.707% 2/15/36	25,000	24,991
	Wachovia Bank Commercial Mortgage Trust
•	Series 2005-C20 A5 5.087% 7/15/42	15,000	14,936
	Series 2006-C28 A2 5.50% 10/15/48	40,000	40,356
	Series 2007-C30 A3 5.246% 12/15/43	40,000	39,928
	Total Commercial Mortgage-Backed Securities (cost $970,944)		962,189

	CONVERTIBLE BONDS–0.21%
•	U.S. Bancorp 3.176% 9/20/36 exercise price $38.28, expiration date 9/20/36	35,000	34,968
*•	Wyeth 4.886% 1/15/24 exercise price $60.09, expiration date 1/15/24	20,000	21,201
	Total Convertible Bonds (cost $56,330)		56,169

	CORPORATE BONDS–8.11%
	Banking–0.68%
	JPMorgan Chase 5.75% 1/2/13	30,000	30,605
	JPMorgan Chase Capital XXV 6.80% 10/1/37	25,000	24,111
	Popular North America
	4.25% 4/1/08	55,000	54,886
•	5.643% 4/6/09	25,000	25,091
	Popular North America Capital Trust I 6.564% 9/15/34	10,000	8,939
	U.S. Bank North America 4.80% 4/15/15	15,000	14,425
	Wachovia Bank North America 6.60% 1/15/38	10,000	10,083
	Wells Fargo 5.625% 12/11/17	15,000	15,037
			183,177
	Basic Industry–0.33%
	duPont (E.I.) deNemours 5.00% 1/15/13	20,000	20,148
	Georgia-Pacific 8.875% 5/15/31	1,000	970
	Lubrizol 4.625% 10/1/09	30,000	30,140
	Potlatch 13.00% 12/1/09	5,000	5,674
	Rohm & Haas 5.60% 3/15/13	31,000	32,249
			89,181
	Brokerage–0.43%
	AMVESCAP 4.50% 12/15/09	55,000	54,293
	Goldman Sachs Group 6.75% 10/1/37	33,000	32,435
	Jefferies Group 6.45% 6/8/27	20,000	18,630
	LaBranche 11.00% 5/15/12	1,000	984
	Lazard Group 6.85% 6/15/17	10,000	9,894
			116,236
	Capital Goods–0.12%
	L-3 Communications 7.625% 6/15/12	$2,000	$2,058
•	Masco 5.433% 3/12/10	20,000	19,328
	Textron 6.50% 6/1/12	10,000	10,620
			32,006
	Communications–1.35%
	American Tower 7.125% 10/15/12	5,000	5,163
	AT&T 5.10% 9/15/14	5,000	4,955
	AT&T Wireless 8.125% 5/1/12	50,000	55,647
	Citizens Communications 7.125% 3/15/19	5,000	4,775
	Comcast
•	5.543% 7/14/09	15,000	14,951
	6.30% 11/15/17	50,000	51,972
#	Donnelley (R.H.) 144A 8.875% 10/15/17	5,000	4,650
	Hughes Network Systems/Finance 9.50% 4/15/14	2,000	2,035
	Rural Cellular 9.875% 2/1/10	5,000	5,213
•	Sprint Nextel 5.243% 6/28/10	15,000	14,422
	Telecom Italia Capital 4.00% 1/15/10	30,000	29,397
	Telefonica Emisiones 5.984% 6/20/11	75,000	77,211
	THOMSON 5.70% 10/1/14	30,000	30,165
	Time Warner Cable 5.40% 7/2/12	45,000	45,135
	Viacom
•	5.341% 6/16/09	10,000	9,884
	5.75% 4/30/11	10,000	10,133
			365,708
	Consumer Cyclical–0.43%
	CVS Caremark
	4.875% 9/15/14	10,000	9,672
	5.75% 6/1/17	15,000	15,124
•	DaimlerChrysler Holding 5.328% 8/3/09	30,000	29,806
	GMAC 6.875% 9/15/11	32,000	27,397
	Host Marriott 7.125% 11/1/13	2,000	2,025
	Majestic Star Casino 9.50% 10/15/10	5,000	4,750
	McDonald’s 6.30% 10/15/37	25,000	26,015
	MGM MIRAGE 7.625% 1/15/17	2,000	1,985
			116,774
	Consumer Non-Cyclical–1.67%
	Abbott Laboratories
	5.15% 11/30/12	30,000	30,694
	5.60% 11/30/17	40,000	41,175
#	Amgen 144A
	5.85% 6/1/17	15,000	15,254
	6.375% 6/1/37	21,000	21,364
	Anheuser Busch 5.50% 1/15/18	20,000	20,457
	Aramark Services 8.50% 2/1/15	2,000	2,035
	AstraZeneca 5.90% 9/15/17	35,000	36,820
	Clorox 5.45% 10/15/12	10,000	10,093
#	Covidien International Finance 144A
	6.00% 10/15/17	10,000	10,366
	6.55% 10/15/37	15,000	15,630

7

		Principal Amount (U.S. $)	Value (U.S. $)

	CORPORATE BONDS (continued)
	Consumer Non-Cyclical (continued)
	Diageo Capital
	5.20% 1/30/13	$4,000	$4,023
	5.75% 10/23/17	18,000	18,136
	HCA PIK 9.625% 11/15/16	2,000	2,120
	Kellogg 5.125% 12/3/12	15,000	15,142
	Kraft Foods
	4.125% 11/12/09	15,000	14,877
	6.125% 2/1/18	40,000	40,381
	PepsiCo 4.65% 2/15/13	15,000	15,118
	Safeway 6.35% 8/15/17	15,000	15,662
#	UnitedHealth Group 144A
	5.50% 11/15/12	30,000	30,477
	6.00% 11/15/17	40,000	40,607
	Wyeth 5.50% 2/1/14	50,000	50,848
			451,279
	Electric–0.53%
	AES 7.75% 3/1/14	5,000	5,063
‡#	Calpine 144A 8.496% 7/15/09	196	207
	Commonwealth Edison 6.15% 9/15/17	15,000	15,486
	# Illinois Power 144A 6.125% 11/15/17	10,000	10,122
	Orion Power Holdings 12.00% 5/1/10	5,000	5,475
	Pacific Gas & Electric 5.625% 11/30/17	15,000	15,074
	Pepco Holdings 6.125% 6/1/17	10,000	10,190
#	Power Contract Financing 144A 6.256% 2/1/10	11,083	11,324
	PSEG Power 5.50% 12/1/15	10,000	9,806
	Southwestern Electric Power 5.875% 3/1/18	20,000	19,767
	Virginia Electric & Power 5.10% 11/30/12	30,000	30,160
#	West Penn Power 144A 5.95% 12/15/17	10,000	10,067
			142,741
	Energy–0.56%
	Apache 5.25% 4/15/13	15,000	15,371
	CenterPoint Energy Resource 6.125% 11/1/17	10,000	10,196
	Chesapeake Energy 6.625% 1/15/16	2,000	1,965
	Devon Energy 7.95% 4/15/32	5,000	6,137
	EnCana 5.90% 12/1/17	15,000	15,373
	Husky Energy 6.80% 9/15/37	10,000	10,545
	ONEOK Partners 6.15% 10/1/16	5,000	5,088
#	Ras Laffan Liquefied Natural Gas III 144A 5.832% 9/30/16	25,000	25,449
	Suncor Energy 6.50% 6/15/38	15,000	16,093
	TransCanada Pipelines 6.20% 10/15/37	20,000	19,925
	Transocean 6.00% 3/15/18	10,000	9,992
	Whiting Petroleum 7.25% 5/1/13	5,000	4,950
	Williams 7.50% 1/15/31	1,000	1,080
	XTO Energy 6.25% 8/1/17	10,000	10,510
			152,674
	Finance Companies–0.66%
•	American Express 6.80% 9/1/66	$30,000	$30,468
#	Capmark Financial Group 144A 6.30% 5/10/17	17,000	12,693
	FTI Consulting 7.625% 6/15/13	5,000	5,150
	General Electric Capital 5.625% 9/15/17	20,000	20,558
	International Lease Finance
	5.35% 3/1/12	15,000	15,024
	5.875% 5/1/13	10,000	10,177
	SLM 5.40% 10/25/11	64,000	58,378
	Washington Mutual
	5.25% 9/15/17	15,000	12,533
	5.50% 8/24/11	15,000	13,390
			178,371
	Insurance–0.30%
	Berkshire Hathaway Finance 4.85% 1/15/15	15,000	15,044
	Montpelier Re Holdings 6.125% 8/15/13	5,000	4,848
	Unitrin 6.00% 5/15/17	25,000	23,950
	WellPoint
	5.00% 1/15/11	20,000	20,043
	5.00% 12/15/14	18,000	17,267
			81,152
	Natural Gas–0.72%
	Dynergy Holdings 7.75% 6/1/19	2,000	1,855
	Enterprise Products Operating 5.60% 10/15/14	20,000	19,988
	Inergy Finance 6.875% 12/15/14	5,000	4,888
	Kinder Morgan Energy Partners 5.125% 11/15/14	15,000	14,636
	Southern Union 6.15% 8/16/08	50,000	50,179
	Valero Energy
	6.125% 6/15/17	10,000	10,181
	6.625% 6/15/37	10,000	10,103
	Valero Logistics Operations 6.05% 3/15/13	80,000	81,865
			193,695
	Real Estate–0.16%
	iStar Financial
	5.15% 3/1/12	10,000	8,650
	5.875% 3/15/16	20,000	16,352
	Regency Centers 5.875% 6/15/17	20,000	19,361
			44,363
	Technology–0.04%
	Xerox 5.50% 5/15/12	10,000	10,176
			10,176
	Transportation–0.13%
#	Erac USA Finance 144A 7.00% 10/15/37	25,000	22,772
	Hertz 8.875% 1/1/14	10,000	10,188

8

		Principal Amount (U.S. $)	Value (U.S. $)

	CORPORATE BONDS (continued)
	Transportation (continued)
	Kansas City Southern Railway 9.50% 10/1/08	$1,000	$1,025
			33,985
	Total Corporate Bonds (cost $2,193,184)		2,191,518

	MUNICIPAL BONDS–1.10%
	Augusta, Georgia Water & Sewer Revenue 5.25% 10/1/39 (FSA)	55,000	57,999
	Buckeye Ohio Tobacco Settlement Financing Authority 5.875% 6/1/47	15,000	14,401
	California State 5.00% 2/1/33	20,000	20,130
	California State University Systemwide Revenue 5.00% 11/1/30 (AMBAC)	20,000	20,763
	Illinois State Taxable Pension 5.10% 6/1/33	30,000	28,955
	New Jersey Economic Development Authority Revenue Cigarette Tax 5.75% 6/15/29	40,000	39,250
	New York State Urban Development Series A-1 5.25% 3/15/34 (FGIC)	35,000	36,728
	Oregon State Taxable Pension 5.892% 6/1/27	35,000	36,911
	West Virginia Economic Development Authority 5.37% 7/1/20 (MBIA)	15,000	15,206
	West Virginia Tobacco Settlement Finance Authority 7.467% 6/1/47	30,000	28,062
	Total Municipal Bonds (cost $297,348)		298,405

	NON-AGENCY ASSET-BACKED SECURITIES–4.02%
•	Bank of America Credit Card Trust Series 2006-A10 A10 5.008% 2/15/12	380,000	378,363
	Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	25,000	25,186
	Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	25,000	25,155
	Caterpillar Financial Asset Trust Series 2007-A A3A 5.34% 6/25/12	10,000	10,151
•	Citibank Credit Card Issuance Trust Series 2007-A6 A6 5.238% 7/12/12	300,000	298,043
	CNH Equipment Trust Series 2007-B A3A 5.40% 10/17/11	30,000	30,393
•	Countrywide Asset-Backed Certificates Series 2006-S7 A3 5.712% 11/25/35	25,000	21,633
•	GMAC Mortgage Loan Trust Series 2006-HE3 A2 5.75% 10/25/36	25,000	22,585
	Harley-Davidson Motorcycle Trust Series 2005-2 A2 4.07% 2/15/12	24,389	24,269
	Hyundai Auto Receivables Trust Series 2007-A A3A 5.04% 1/17/12	10,000	10,047
•#	MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	$20,759	$18,871
•	Merrill Lynch Mortgage Investors Series 2006-AR1 A2C 5.025% 3/25/37	25,000	23,293
	Mid-State Trust
	Series 11 A1 4.864% 7/15/38	17,117	16,837
	Series 2004-1 A 6.005% 8/15/37	8,856	8,645
#	Series 2006-1 A 144A 5.787% 10/15/40	21,035	20,055
	Renaissance Home Equity Loan Trust
	Series 2005-4 A2 5.399% 2/25/36	5,324	5,305
	Series 2007-2 AF2 5.675% 6/25/37	25,000	23,820
	Residential Asset Securities Series 2003-KS9 AI6 4.71% 11/25/33	22,092	21,171
•#	SLM Student Loan Trust Series 2003-4 A5C 144A 5.151% 3/15/33	35,000	34,650
	Structured Asset Securities
	Series 2001-SB1 A2 3.375% 8/25/31	27,774	24,055
	Series 2004-16XS A2 4.91% 8/25/34	4,992	4,977
	Triad Auto Receivables Owner Trust Series 2006-C A4 5.31% 5/13/13	40,000	40,222
	Total Non-Agency Asset-Backed Securities (cost $1,104,331)		1,087,726

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–8.28%
•	Adjustable Rate Mortgage Trust Series 2005-10 3A11 5.416% 1/25/36	33,005	31,908
	American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	35,000	34,751
	Bank of America Alternative Loan Trust
	Series 2003-10 2A1 6.00% 12/25/33	57,278	57,421
	Series 2004-2 1A1 6.00% 3/25/34	32,721	32,803
	Series 2005-3 2A1 5.50% 4/25/20	32,902	33,097
	Series 2005-5 2CB1 6.00% 6/25/35	34,267	34,353
	Series 2005-9 5A1 5.50% 10/25/20	22,044	22,175
•	Bank of America Funding Securities Series 2006-F 1A2 5.175% 7/20/36	39,659	38,985
	Bank of America Mortgage Securities
•	Series 2003-D 1A2 7.281% 5/25/33	238	239
	Series 2005-9 2A1 4.75% 10/25/20	37,193	36,670
	Chase Mortgage Finance Series 2003-S8 A2 5.00% 9/25/18	70,100	68,646
	Citicorp Mortgage Securities Series 2006-3 1A4 6.00% 6/25/36	35,000	34,609
	Countrywide Alternative Loan Trust Series 2004-28CB 6A1 6.00% 1/25/35	15,987	16,027
•	Series 2004-J7 1A2 4.673% 8/25/34	6,896	6,862
•	Series 2005-63 3A1 5.891% 11/25/35	43,634	42,366
	Series 2006-2CB A3 5.50% 3/25/36	32,060	31,877
t	Countrywide Home Loan Mortgage Pass Through Trust
•	Series 2004-12 1M 5.096% 8/25/34	25,974	25,426
	Series 2005-23 A1 5.50% 11/25/35	20,611	20,269

9

		Principal Amount (U.S. $)	Value (U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	Series 2006-1 A2 6.00% 3/25/36	$35,248	$35,358
	Series 2006-17 A5 6.00% 12/25/36	22,314	22,579
•	Series 2006-HYB3 3A1A 6.095% 5/20/36	43,116	44,661
•	Series 2006-HYB4 1A2 5.627% 6/20/36	27,144	26,837
	Credit Suisse First Boston Mortgage Securities
	Series 2003-29 5A1 7.00% 12/25/33	10,391	10,388
	Series 2004-1 3A1 7.00% 2/25/34	7,395	7,634
	First Horizon Asset Securities
	Series 2003-5 1A17 8.00% 7/25/33	15,065	16,022
•	Series 2004-AR5 4A1 5.70% 10/25/34	30,761	30,680
•	Series 2007-AR2 1A1 5.855% 8/25/37	18,858	18,882
•	Series 2007-AR3 2A2 6.315% 11/25/37	58,051	58,356
•	GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.183% 5/25/35	37,380	36,785
#	GSMPS Mortgage Loan Trust 144A
	Series 1998-3 A 7.75% 9/19/27	26,514	28,600
	Series 2005-RP1 1A3 8.00% 1/25/35	20,020	21,655
	Series 2005-RP1 1A4 8.50% 1/25/35	11,171	12,175
	GSR Mortgage Loan Trust Series 2006-1F 5A2 6.00% 2/25/36	37,087	36,924
•	JPMorgan Mortgage Trust
	Series 2005-A1 4A1 4.779% 2/25/35	38,259	37,411
	Series 2005-A4 1A1 5.401% 7/25/35	45,469	45,002
	Series 2005-A6 1A2 5.138% 9/25/35	60,000	58,682
	Lehman Mortgage Trust
	Series 2005-2 2A3 5.50% 12/25/35	31,960	31,895
	Series 2006-1 3A3 5.50% 2/25/36	37,439	37,180
•	MASTR Adjustable Rate Mortgages Trust
	Series 2003-6 1A2 6.739% 12/25/33	11,992	12,375
	Series 2005-1 B1 5.561% 3/25/35	39,324	38,397
	Series 2005-6 7A1 5.326% 6/25/35	26,751	26,435
	MASTR Alternative Loans Trust Series 2003-6 3A1 8.00% 9/25/33	5,655	5,853
#	MASTR Reperforming Loan Trust 144A
	Series 2005-1 1A5 8.00% 8/25/34	31,677	34,159
	Series 2005-2 1A4 8.00% 5/25/35	13,922	15,039
	Morgan Stanley Mortgage Loan Trust Series 2006-2 6A 6.50% 2/25/36	20,857	20,915
	Nomura Asset Acceptance
	Series 2005-WF1 2A2 4.786% 3/25/35	65,000	61,214
	Series 2006-AF1 1A2 6.159% 5/25/36	60,000	57,385
	Prime Mortgage Trust Series 2004-CL1 1A1 6.00% 2/25/34	15,273	15,512
	Residential Asset Mortgage Products
	Series 2004-SL1 A3 7.00% 11/25/31	6,444	6,584
	Series 2004-SL4 A3 6.50% 7/25/32	22,947	22,782
	Series 2005-SL1 A2 6.00% 5/25/32	26,093	26,320
•	Residential Funding Mortgage Securities I Series 2006-SA3 3A1 6.038% 9/25/36	39,349	39,349
•	Structured Adjustable Rate Mortgage Loan Trust
	Series 2004-18 5A 5.50% 12/25/34	33,673	33,171
	Series 2006-5 5A4 5.545% 6/25/36	26,736	25,695
	Structured Asset Securities
•	Series 2002-22H 1A 6.965% 11/25/32	$9,414	$9,457
	Series 2004-12H 1A 6.00% 5/25/34	32,355	32,709
t	Washington Mutual Alternative Mortgage Pass Through Certificates
	Series 2005-9 3CB 5.50% 10/25/20	46,933	47,212
	Series 2006-5 2CB3 6.00% 7/25/36	41,316	41,156
•t	Washington Mutual Mortgage Pass Through Certificates
	Series 2006-AR8 2A3 6.132% 8/25/36	17,862	17,900
	Series 2006-AR10 1A1 5.942% 9/25/36	37,404	37,795
	Series 2006-AR14 1A4 5.647% 11/25/36	27,473	27,406
	Series 2007-HY3 4A1 5.35% 3/25/37	76,826	76,472
	Wells Fargo Mortgage Backed Securities Trust
•	Series 2004-T A1 6.18% 9/25/34	12,202	12,232
	Series 2005-11 1A3 5.50% 11/25/35	87,884	86,869
	Series 2006-7 2A1 6.00% 6/25/36	78,620	78,276
•	Series 2006-AR6 7A1 5.11% 3/25/36	73,256	71,296
•	Series 2006-AR10 5A1 5.597% 7/25/36	35,995	36,263
	Series 2007-13 A7 6.00% 9/25/37	34,245	34,138
	Total Non-Agency Collateralized Mortgage Obligations (cost $2,246,508)		2,236,556

	U.S. TREASURY OBLIGATIONS–6.28%
*	U.S. Treasury Bonds 4.75% 2/15/37	323,000	338,140
	U.S. Treasury Inflation Index Notes
	¥2.00% 1/15/14	50,881	52,571
	3.875% 1/15/09	25,478	26,239
	U.S. Treasury Notes
*	3.125% 11/30/09	186,000	186,262
	3.625% 12/31/12	775,000	781,054
*	4.25% 11/15/17	272,000	276,824
^	U.S. Treasury Strip 4.296% 11/15/13	45,000	36,452
	Total U.S. Treasury Obligations (cost $1,660,784)		1,697,542

≠	DISCOUNT NOTE–1.94%
	Federal Home Loan Bank 3.25% 1/2/08	523,094	523,048
	Total Discount Note (cost $523,048)		523,048
	Total Value of Securities Before Securities Lending Collateral–103.21% (cost $26,756,223)		27,890,674

	Number of Shares

SECURITIES LENDING COLLATERAL**–5.79%
Investment Companies
Mellon GSL DBT II Collateral Fund	1,565,050	1,565,050
Total Securities Lending Collateral (cost $1,565,050)		1,565,050

10

TOTAL VALUE OF SECURITIES–109.00% (cost $28,321,273)	$29,455,724 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(5.79%)	(1,565,050)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(3.21%)	(866,715)
NET ASSETS APPLICABLE TO 1,825,861.1 SHARES OUTSTANDING–100.00%	$27,023,959
NET ASSET VALUE-DELAWARE VIP BALANCED SERIES STANDARD CLASS ($27,018,048 / 1,825,461 Shares)	$14.80
NET ASSET VALUE-DELAWARE VIP BALANCED SERIES SERVICE CLASS ($5,911 / 400.1 Shares)	$14.77
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization–no par)	$42,694,049
Undistributed net investment income	935,008
Accumulated net realized loss on investments	(17,759,051)
Net unrealized appreciation of investments	1,153,953
Total net assets	$27,023,959

*	Fully or partially on loan.
**	See Note 10 in “Notes to Financial Statements.”
©	Includes $2,130,472 of securities loaned.
†	Non-income producing security for the year ended December 31, 2007.
•	Variable rate security. The rate shown is the rate as of December 31, 2007.
t

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

^	Zero coupon security. The rate shown is the yield at the time of purchase.
‡	Non-income producing security. Security is currently in default.
¥	Fully or partially pledged as collateral for financial futures contracts.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2007, the aggregate amount of Rule 144A securities was $684,829, which represented 2.53% of the Series’ net assets. See Note 11 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:

AMBAC – Insured by the AMBAC Assurance Corporation

ARM – Adjustable Rate Mortgage

FGIC – Insured by the Financial Guaranty Insurance Company

FSA – Insured by Financial Security Assurance

GNMA – Government National Mortgage Association

MBIA – Insured by the Municipal Bond Insurance Association

PIK – Pay-In-Kind

S.F. – Single Family

TBA – To be announced

yr – Year

The following futures contracts and swap contracts were outstanding at December 31, 2007:

Futures Contracts(1)

Contracts to Buy	Notional Cost	Notional Value	Expiration Date	Unrealized Appreciation
5 U.S. Treasury 5 year Notes	$548,174	$551,406	3/31/08	$3,232

11

Swap Contracts(2)

Credit Default Swap Contracts

Swap Counterparty & Referenced Obligation	Notional Amount	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
Protection Purchased:
Goldman Sachs
Bank of America 5 yr CDS	$30,000	0.48%	12/20/12	$(5)
Best Buy
5 yr CDS	38,000	0.60%	9/20/12	269
10 yr CDS	20,000	0.98%	9/20/17	113
Kraft Foods 10 yr CDS	40,000	0.77%	12/20/17	(72)
Rohm & Haas 5.5 yr CDS	31,000	0.37%	3/20/13	103
JPMorgan Chase Bank
Embarq 7 yr CDS	10,000	0.77%	9/20/14	245
Merrill Lynch 5 yr CDS	20,000	0.58%	12/20/12	591
Lehman Brothers
Capmark Financial 5 yr CDS	15,000	1.65%	9/20/12	2,793
Gannet 7 yr CDS	30,000	0.88%	9/20/14	167
Home Depot 5 yr CDS	45,000	0.50%	9/20/12	722
New York Times 7 yr CDS	30,000	0.75%	9/20/14	189
Sara Lee 7 yr CDS	30,000	0.60%	9/20/14	(347)
Target 5 yr CDS	40,000	0.57%	12/20/12	(40)
V.F. 5 yr CDS	22,500	0.40%	9/20/12	(10)
Washington Mutual
4 yr CDS	10,300	0.85%	9/20/11	1,117
10 yr CDS	15,000	3.15%	12/20/17	90
				5,925
Protection Sold:
Lehman Brothers
ABX Home Equity Index 06-2 AA	(20,000)	0.17%	5/25/46	(2,100)
ABX Home Equity Index 07-1 AA	(30,000)	0.15%	8/25/37	(2,950)
Best Buy
5 yr CDS	(19,000)	0.61%	9/20/12	(129)
10 yr CDS	(10,000)	0.99%	9/20/17	(49)
Reynolds American 5 yr CDS	(60,000)	1.00%	9/20/12	815
				(4,413)
TOTAL				$1,512

Interest Rate Swap Contract

Notional Amount	Expiration Date	Description	Unrealized Appreciation
$415,000	5/2/12	Agreement with Goldman Sachs to receive the notional amount multiplied by the fixed rate of 4.987 and to pay the notional amount multiplied by the 3 month LIBOR %	$14,758

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

(1)See Note 8 in “Notes to Financial Statements.”

(2)See Note 9 in “Notes to Financial Statements.”

See accompanying notes

12

Delaware VIP Trust — Delaware VIP Balanced Series
Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME:
Interest	$640,818
Dividends	531,871
Securities lending income	8,089
1,180,778
EXPENSES:
Management fees	205,999
Accounting and administration expenses	12,675
Audit and tax	12,471
Pricing fees	9,758
Dividend disbursing and transfer agent fees and expenses	7,971
Reports and statements to shareholders	7,549
Custodian fees	6,889
Legal fees	5,846
Trustees’ fees	1,524
Dues and services	788
Insurance fees	700
Consulting fees	605
Trustees’ expenses	180
Registration fees	39
Distribution expenses – Service Class	18
273,012
Less expenses absorbed or waived	(6,971)
Less waiver of distribution expenses – Service Class	(3)
Less expense paid indirectly	(1,618)
Total operating expenses	264,420

NET INVESTMENT INCOME	916,358

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	2,127,402
Futures contracts	(14,242)
Swap contracts	20,390
Net realized gain	2,133,550
Net change in unrealized appreciation/depreciation of investments	(2,788,302)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(654,752)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$261,606

See accompanying notes

Delaware VIP Trust — Delaware VIP Balanced Series
Statements of Changes in Net Assets

	Year Ended
	12/31/07	12/31/06
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$916,358	$1,045,074
Net realized gain on investments	2,133,550	1,186,084
Net change in unrealized appreciation/depreciation of investments	(2,788,302)	3,149,987
Net increase in net assets resulting from operations	261,606	5,381,145

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,095,621)	(1,122,023)
Service Class	(180)	(144)
	(1,095,801)	(1,122,167)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,304,963	35,103,629
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,095,621	1,122,023
Service Class	180	144
Cost of shares repurchased:	2,400,764	36,225,796
Standard Class	(10,175,063)	(43,084,571)
Decrease in net assets derived from capital share transactions	(7,774,299)	(6,858,775)

NET DECREASE IN NET ASSETS	(8,608,494)	(2,599,797)

NET ASSETS:
Beginning of year	35,632,453	38,232,250
End of year (including undistributed net investment income of $935,008 and $1,093,355, respectively)	$27,023,959	$35,632,453

See accompanying notes

13

Delaware VIP Trust — Delaware VIP Balanced Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Balanced Series Standard Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$15.260	$13.530	$13.360	$12.890	$11.170

Income (loss) from investment operations:
Net investment income(1)	0.441	0.405	0.341	0.245	0.211
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.404)	1.739	0.135	0.493	1.872
Total from investment operations	0.037	2.144	0.476	0.738	2.083

Less dividends and distributions from:
Net investment income	(0.497)	(0.414)	(0.306)	(0.268)	(0.363)
Total dividends and distributions	(0.497)	(0.414)	(0.306)	(0.268)	(0.363)

Net asset value, end of period	$14.800	$15.260	$13.530	$13.360	$12.890

Total return(2)	0.33%	16.20%	3.68%	5.84%	19.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,018	$35,626	$38,227	$45,407	$53,233
Ratio of expenses to average net assets	0.83%	0.81%	0.80%	0.77%	0.77%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.86%	0.84%	0.85%	0.77%	0.77%
Ratio of net investment income to average net assets	2.89%	2.88%	2.57%	1.91%	1.80%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	2.86%	2.85%	2.52%	1.91%	1.80%
Portfolio turnover	134%	131%	200%	247%	231%

(1)The average shares outstanding method has been applied for per share information.

(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

14

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Balanced Series Service Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$15.240	$13.520	$13.340	$12.880	$11.170

Income (loss) from investment operations:
Net investment income(1)	0.403	0.371	0.310	0.214	0.186
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.409)	1.732	0.145	0.488	1.867
Total from investment operations	(0.006)	2.103	0.455	0.702	2.053

Less dividends and distributions from:
Net investment income	(0.464)	(0.383)	(0.275)	(0.242)	(0.343)
Total dividends and distributions	(0.464)	(0.383)	(0.275)	(0.242)	(0.343)

Net asset value, end of period	$14.770	$15.240	$13.520	$13.340	$12.880

Total return(2)	0.05%	15.88%	3.51%	5.55%	18.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6	$6	$5	$5	$5
Ratio of expenses to average net assets	1.08%	1.06%	1.05%	1.02%	0.99%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.16%	1.14%	1.15%	1.07%	1.02%
Ratio of net investment income to average net assets	2.64%	2.63%	2.32%	1.66%	1.58%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	2.56%	2.55%	2.22%	1.61%	1.55%
Portfolio turnover	134%	131%	200%	247%	231%

(1)The average shares outstanding method has been applied for per share information.

(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager and distributor, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

15

Delaware VIP Trust — Delaware VIP Balanced Series
Notes to Financial Statements

December 31, 2007

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Balanced Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Series adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2007, the Series held no investments in repurchase agreements.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

16

Delaware VIP Balanced Series
Notes to Financial Statements (continued)

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. There were no commission rebates during the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Prior to May 1, 2007, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, inverse floater program expenses, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, did not exceed 0.80% of average daily net assets of the Series.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Series and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended December 31, 2007, the Series was charged $10,178 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2008 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2007, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent Fees and Other Expenses Payable to DSC	Distribution Fee Payable To DDLP	Other Expenses Payable to DMC and Affiliates*
$15,196	$1,120	$1	$2,883

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2007, the Series was charged $1,658 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

17

Delaware VIP Balanced Series

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2007, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$30,665,379
Purchases of U.S. government securities	11,695,964
Sales other than U.S. government securities	38,602,711
Sales of U.S. government securities	11,231,647

At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$28,352,958	$2,675,086	$(1,572,320)	$1,102,766

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Ordinary income	$1,095,801	$1,122,167

5. Components of Net Assets on a Tax Basis

As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$42,694,049
Undistributed ordinary income	935,650
Capital loss carryforwards	(17,689,162)
Other temporary differences	(34,101)
Unrealized appreciation of investments and swap contracts	1,117,523
Net assets	$27,023,959

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, tax treatment of credit default and interest rate swap contracts, market discount and premium on debt instruments, straddle deferrals, and tax treatment of contingent payment debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on paydowns of mortgage- and asset-backed securities, contingent payment debt instruments, credit default and interest rate swap contracts and market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized (Loss)
$21,096	$(21,096)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $2,137,896 was utilized in 2007. Capital loss carryforwards remaining at December 31, 2007 will expire as follows: $7,639,801 expires in 2009; $9,576,012 expires in 2010; and $473,349 expires in 2011.

18

Delaware VIP Balanced Series

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Shares sold:
Standard Class	84,727	2,599,584

Shares issued upon reinvestment of dividends and distributions:
Standard Class	72,993	82,019
Service Class	12	10
	157,732	2,681,613

Shares repurchased:
Standard Class	(667,221)	(3,171,452)
Net decrease	(509,489)	(489,839)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2007, or at any time during the year then ended.

8. Futures Contracts

The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.

9. Swap Contracts

The Series may enter into interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in accordance with its investment objectives. The Series may use interest rate swaps to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Series invests in, such as the corporate bond market. The Series may also use index swaps as a substitute for future or options contracts if such contracts are not directly available to the Series on favorable terms. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Series from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

19

Delaware VIP Balanced Series

Notes to Financial Statements (continued)

During the year ended December 31, 2007, the Series entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Series had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Series enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown above.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Series receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records securities lending income net of allocations to the security lending agent and the borrower.

At December 31, 2007, the market value of the securities on loan was $2,130,472, for which the Series received collateral, comprised of U.S. government obligations valued at $609,735, and cash collateral of $1,565,050. Investments purchased with cash collateral are presented on the Statement of net assets under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. As of December 31, 2007, no securities have been determined to be illiquid under the Series’ Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

20

Delaware VIP Balanced Series

Notes to Financial Statements (continued)

13. Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends(1)
—	100%	100%	50%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

14. Change in Custodian

On August 9, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15258, became the Series’ custodian.

21

Delaware VIP Trust — Delaware VIP Balanced Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Balanced Series

We have audited the accompanying statement of net assets of the Delaware VIP Balanced Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Balanced Series of Delaware VIP Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 14, 2008

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments® Funds’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

22

Delaware Investments® Family of Funds

BOARD OF TRUSTEES / DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P. Coyne(1) 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.(2)	84

Director –
Kaydon Corp.

Board of Governors Member –
 Investment Company Institute
(2007 – present)

Member of Investment Committee –
 Cradle of Liberty Council, BSA (November 2007 – present)

Finance Committee Member – St . John Vianney Roman Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84

Director –
Bryn Mawr
Bank Corp. (BMTC) (April 2007 – Present)

Chairman of Investment
 Committee –
The Haverford School (2002 – present)

Chairman of Investment Committee – Pennsylvania Academy of Fine Arts(2007 – present)

Trustee
(2004 – present)

Investment Committee
Member – Pennsylvania Horticulture Society(February 2006 – present)

23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (CONTINUED)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Member – Systemax, Inc.

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84

Director –
CenterPoint Energy

Director and Audit Committee Member – Digital River, Inc.

Director and Audit Committee Member – Rimage Corporation

Director and Chair of  Compensation and Governance & Nominating Committees –
Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 – Present) Vice President – Mergers & Acquisitions (January 2003 – January 2006), and Vice President (July 1995 – January 2003) 3M Corporation	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2003	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None(4)

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	84	None(4)

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None(4)

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None(4)

(1)	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
(2)	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
(3)

In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4)

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

25

Delaware VIP Trust — Delaware VIP Capital Reserves Series

For the 12-month period ended Dec. 31, 2007, Delaware VIP Capital Reserves Series returned +4.46% for Standard Class shares and +4.23% for Service Class shares (both figures reflect all distributions reinvested). During the same period, the Series’ benchmark, the Merrill Lynch 1-3 Year Treasury Index, outperformed the Series with a return of +7.32% (source: Lipper).

Delaware VIP Capital Reserves Series seeks a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity.

While the Series is appropriate for an investor who has long-term goals and seeks a relatively stable and high flow of income, the Series is not a money market fund, and is not designed for stability of principal as most money market funds are.

We invest primarily in short-term securities, including securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities; instruments backed by U.S. government securities; and debt securities issued by U.S. corporations.

While the short-term profile of the series shielded it to some degree from the year’s market volatility, 2007 was still tumultuous for diversified bond portfolios, and especially those that include some exposure to corporate and mortgage-backed debt. By March 2007, it was becoming clear that the problems in the U.S. housing market were more severe than originally thought, and in July and August the deepening housing slump touched off global market turmoil in credit markets. By the time the fiscal year ended, the U.S. Federal Reserve had trimmed interest rates at meetings in September, October, and December, for a total of 100 basis points, or one percentage point (to 4.25%).

Generally speaking, we focused on investments of higher credit quality as the market weakened. In our view, however, the agency sector was affected somewhat unfairly at times during the year by the problems occurring in the housing market. After agency securities fell out of favor with investors, we began to view them as having attractive yields and by year end had shifted some Treasury assets to the agency sector, with the idea that agencies had potential to provide a yield advantage over nominal Treasurys, as well as some capital appreciation potential.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Capital Reserves Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Capital Reserves Series Average annual total returns For periods ended Dec. 31, 2007	1 year	5 years	10 years	Lifetime
Standard Class shares (commenced operations July 28, 1988)	+4.46%	+3.82%	+4.97%	+5.97%
Service Class shares (commenced operations May 1, 2000)	+4.23%	+3.46%	NA	+5.23%

As disclosed in the Series’ most recent prospectus, expenses for Standard Class and Service Class shares were as follows: The net expense ratios for Standard Class and Service Class shares of the Series were 0.70% and 0.95%, respectively. Total operating expenses for Standard Class and Service Class shares were 0.70% and 1.00%, respectively. Management fees for Standard Class and Service Class shares were 0.50%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal and, as a result, no adjustments were made for income taxes.

An expense limitation was in effect for all classes during the periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance of Service Class shares will vary due to different charges and expenses.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Series. High yielding, noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions

1

may affect the issuer’s ability to pay interest and principal on these securities. The portfolio may have turnover in excess of 100%. High portfolio turnover can increase the Series’ transaction costs and lower returns.

The Series may be invested in emerging markets and foreign high yield corporate bonds, which have special risks that include currency fluctuations, economic and political change, and different accounting standards. Some portfolios offer more risk than others. The Series may utilize futures and swaps for defensive strategy purposes to project or minimize the impact of potential changes.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP Capital Reserves Series Standard Class shares for the period from Dec. 31, 1997, through Dec. 31, 2007. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the Merrill Lynch 1-3 Year Treasury Index for the period from Dec. 31, 1997, through Dec. 31, 2007. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term U.S. Treasury obligations having maturities from 1 to 2.99 years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

2

Delaware VIP Trust — Delaware VIP Capital Reserves Series
Disclosure of Series Expenses

For the Period July 1, 2007 to December 31, 2007

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Annualized Expense Ratios	Expenses Paid During Period 7/1/07 to 12/31/07*
Actual Series Return
Standard Class	$1,000.00	$1,024.60	0.69%	$3.52
Service Class	1,000.00	1,023.50	0.94%	4.79

Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.73	0.69%	$3.52
Service Class	1,000.00	1,020.47	0.94%	4.79

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Delaware VIP Trust — Delaware VIP Capital Reserves Series
Sector Allocation and Credit Quality Breakdown

As of December 31, 2007

Sector designations may be different than the sector designations presented in other Series materials

Sector	Percentage of Net Assets
Agency Asset-Backed Securities	0.09%
Agency Collateralized Mortgage Obligations	1.80%
Agency Mortgage-Backed Securities	9.07%
Agency Obligations	7.78%
Commercial Mortgage-Backed Securities	3.68%
Corporate Bonds	20.01%
Banking	3.32%
Basic Industry	1.03%
Brokerage	0.29%
Capital Goods	0.49%
Communications	5.06%
Consumer Cyclical	1.26%
Consumer Non-Cyclical	2.31%
Electric	1.12%
Finance Companies	2.35%
Insurance	1.23%
Natural Gas	0.34%
Real Estate	0.61%
Technology	0.60%
Non-Agency Asset-Backed Securities	14.47%
Non-Agency Collateralized Mortgage Obligations	13.36%
Senior Secured Loans	0.98%
U.S. Treasury Obligations	24.00%
Discount Notes	3.69%
Securities Lending Collateral	20.80%
Total Value of Securities	119.73%
Obligation to Return Securities Lending Collateral	(20.80)%
Receivables and Other Assets Net of Liabilities	1.07%
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)
AAA	77.46%
AA	6.72%
A	6.70%
BBB	6.78%
BB	1.41%
B	0.93%
Total	100.00%

4

Delaware VIP Trust — Delaware VIP Capital Reserves Series
Statement of Net Assets

December 31, 2007

		Principal Amount (U.S.$)	Value (U.S.$)
	AGENCY ASSET-BACKED SECURITIES–0.09%
•	Fannie Mae Grantor Trust
	Series 2003-T4 2A5 5.407% 9/26/33	$36,359	$36,716
	Total Agency Asset-Backed Securities (cost $36,065)		36,716

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.80%
	Fannie Mae
	Series 2003-122 AJ 4.50% 2/25/28	24,026	23,677
	Series 2005-67 EY 5.50% 8/25/25	40,000	40,251
	Fannie Mae Grantor Trust
	Series 2001-T8 A2 9.50% 7/25/41	21,638	23,624
	Fannie Mae Whole Loan
	Series 2004-W9 2A1 6.50% 2/25/44	50,386	52,580
	Freddie Mac
	Series 2326 ZQ 6.50% 6/15/31	107,936	114,502
	Series 2662 MA 4.50% 10/15/31	47,309	46,872
	Series 2694 QG 4.50% 1/15/29	25,000	24,695
	Series 3113 QA 5.00% 11/15/25	131,059	131,509
	Freddie Mac Stated Final
	Series 5 GC 2.95% 12/15/09	89,394	88,836
•	Freddie Mac Strip
	Series 19 F 5.743% 6/1/28	18,859	18,820
t	Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	53,023	55,380
	GNMA
	Series 2002-28 B 5.779% 7/16/24	17,315	17,489
	Series 2002-61 BA 4.648% 3/16/26	27,283	27,346
	Series 2003-78 B 5.11% 10/16/27	55,000	55,462
	Total Agency Collateralized Mortgage Obligations (cost $716,454)		721,043

	AGENCY MORTGAGE-BACKED SECURITIES–9.07%
	Fannie Mae
	6.50% 8/1/17	26,328	27,107
	6.52% 1/1/08	9,276	9,243
	7.00% 11/15/16	53,469	55,522
	8.50% 9/20/10	2,849	3,037
	9.00% 4/1/09	3,066	3,076
•	Fannie Mae ARM
	4.794% 11/1/35	438,073	437,476
	5.004% 6/1/34	62,568	62,912
	5.055% 8/1/35	63,593	62,514
	5.774% 8/1/34	43,700	44,026
	6.105% 6/1/36	202,188	198,809
	6.175% 7/1/36	180,543	184,803
	6.295% 7/1/36	191,406	196,288
	6.319% 8/1/36	193,614	197,818
	6.348% 4/1/36	85,291	86,610
	6.792% 12/1/33	34,292	34,723
	6.965% 10/1/33	71,579	72,681
	Fannie Mae FHAVA 9.00% 6/1/09	$26,993	$27,496
	Fannie Mae Relocation 30 yr
	Pool #763656 5.00% 1/1/34	109,480	107,658
	Pool #763742 5.00% 1/1/34	100,252	98,623
	Fannie Mae S.F. 15 yr
	7.50% 3/1/15	10,528	10,938
	8.00% 10/1/14	8,166	8,253
	8.00% 10/1/16	36,848	38,644
	Fannie Mae S.F. 30 yr
	7.50% 12/1/10	1,443	1,461
	7.50% 6/1/31	22,047	23,533
	8.50% 5/1/11	2,491	2,552
	8.50% 8/1/12	4,545	4,700
	9.00% 7/1/20	40,783	43,901
	10.00% 8/1/19	41,817	47,345
•	Freddie Mac ARM
	5.683% 7/1/36	61,958	62,789
	6.335% 4/1/34	12,699	12,831
	7.189% 4/1/33	19,282	19,481
	Freddie Mac Balloon 5 yr
	4.00% 6/1/08	27,758	27,623
	4.00% 1/1/09	107,720	106,821
	4.50% 1/1/10	167,577	165,763
	Freddie Mac Balloon 7 yr
	4.50% 10/1/09	95,893	95,259
	5.00% 6/1/11	166,258	166,883
	5.00% 11/1/11	173,976	174,812
	Freddie Mac Relocation 15 yr
	3.50% 9/1/18	70,801	67,424
	3.50% 10/1/18	11,041	10,515
	Freddie Mac S.F. 15 yr
	4.00% 11/1/13	132,296	131,391
	4.00% 3/1/14	161,766	160,511
	5.00% 6/1/18	60,569	60,718
	8.00% 5/1/15	39,163	41,418
	8.50% 10/1/15	5,898	6,344
	Freddie Mac S.F. 30 yr
	7.00% 11/1/33	23,809	24,981
	9.00% 4/1/17	2,671	2,869
	9.25% 9/1/08	1,362	1,381
	GNMA I S.F. 15 yr
	6.00% 1/15/09	2,668	2,700
	8.50% 8/15/10	2,393	2,401
	GNMA I S.F. 30 yr
	7.00% 12/15/34	76,125	80,931
	8.00% 5/15/08	380	382
	11.00% 11/15/10	109,020	114,984
	GNMA II S.F. 30 yr
	12.00% 6/20/14	5,257	6,139
	12.00% 3/20/15	635	733
	12.00% 2/20/16	2,040	2,357
	Total Agency Mortgage-Backed Securities (cost $3,643,103)		3,642,190

5

		Principal Amount (U.S.$)	Value (U.S.$)
	AGENCY OBLIGATIONS–7.78%
	Federal Home Loan Bank System
	3.75% 1/8/10	$410,000	$411,672
	4.25% 11/20/09	185,000	187,332
	4.50% 10/9/09	1,490,000	1,513,643
*	Freddie Mac
	4.125% 11/30/09	765,000	773,082
	5.00% 1/16/09	235,000	237,607
	Total Agency Obligations (cost $3,098,115)		3,123,336
	COMMERCIAL MORTGAGE-BACKED SECURITIES–3.68%
•	Bank of America Commercial Mortgage Securities
	Series 2004-3 A5 5.316% 6/10/39	90,000	92,582
#	Bear Stearns Commercial Mortgage Securities
	Series 2004-ESA E 144A 5.064% 5/14/16	65,000	65,974
t#	Commercial Mortgage Pass Through Certificates
	Series 2001-J1A A2 144A 6.457% 2/14/34	45,561	47,417
#	Crown Castle Towers 144A
•	Series 2005-1A AFL 5.408% 6/15/35	110,000	107,465
	Series 2006-1A B 5.362% 11/15/36	40,000	39,276
	DLJ Commercial Mortgage Series 1998-CF1 A3 6.70% 2/18/31	150,000	149,882
	First Union-Lehman Brothers-Bank of America Series 1998-C2 A2 6.56% 11/18/35	58,977	58,934
	First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1C 6.403% 3/15/33	45,000	47,066
	Goldman Sachs Mortgage Securities II Series 2004-GG2 A3 4.602% 8/10/38	95,000	94,834
	Lehman Brothers-UBS Commercial Mortgage Trust
	Series 2001-C2 A1 6.27% 6/15/20	24,417	24,596
	Series 2003-C8 A2 4.207% 11/15/27	150,000	149,039
	Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-5 A1 4.275% 8/12/48	201,097	198,247
•	Morgan Stanley Capital I Series 2007-T27 A4 5.651% 6/11/42	95,000	97,474
#	SBA Commercial Mortgage Securities Trust Series 2006-1A B 144A 5.451% 11/15/36	150,000	148,674
#	Tower 144A
	Series 2006-1 B 5.588% 2/15/36	30,000	29,773
	Series 2006-1 C 5.707% 2/15/36	45,000	44,983
•	Wachovia Bank Commercial Mortgage Trust Series 2005-C20 A5 5.087% 7/15/42	80,000	79,659
	Total Commercial Mortgage-Backed Securities (cost $1,477,658)		1,475,875

	CORPORATE BONDS–20.01%
	Banking–3.32%
	American Express Centurion Bank 5.55% 10/17/12	$280,000	$285,214
	Bank One 5.90% 11/15/11	140,000	145,491
•	Capital One 5.211% 3/13/09	180,000	177,350
	Citigroup 4.125% 2/22/10	155,000	152,808
	JPMorgan Chase 5.75% 1/2/13	190,000	193,829
	Popular North America 4.25% 4/1/08	295,000	294,387
	Wells Fargo 5.625% 12/11/17	85,000	85,212
			1,334,291
	Basic Industry–1.03%
	duPont (E.I.) deNemours 5.00% 1/15/13	120,000	120,891
	Grupo Minero Mexico 8.25% 4/1/08	100,000	101,460
	Lubrizol 4.625% 10/1/09	120,000	120,560
	Weyerhaeuser 5.95% 11/1/08	70,000	70,581
			413,492
	Brokerage–0.29%
	AMVESCAP 4.50% 12/15/09	120,000	118,461
			118,461
	Capital Goods–0.49%
	Allied Waste North America 7.875% 4/15/13	20,000	20,550
•	Masco 5.433% 3/12/10	110,000	106,309
	Textron 6.50% 6/1/12	65,000	69,028
			195,887
	Communications–5.06%
	AT&T 5.10% 9/15/14	25,000	24,776
	AT&T Wireless 8.125% 5/1/12	365,000	406,222
*	Cisco Systems 5.25% 2/22/11	190,000	194,939
	Citizens Communications 7.125% 3/15/19	74,000	70,670
	Comcast Cable Communications 6.20% 11/15/08	295,000	297,463
	Intelsat Bermuda 11.25% 6/15/16	35,000	36,313
	News America Holdings 7.375% 10/17/08	70,000	71,128
•	Sprint Nextel 5.243% 6/28/10	290,000	278,823
	Telecom Italia Capital 4.00% 1/15/10	150,000	146,986
	Time Warner Cable 5.40% 7/2/12	180,000	180,540
	Viacom
•	5.341% 6/16/09	105,000	103,780
	5.75% 4/30/11	145,000	146,934
	Windstream 8.125% 8/1/13	70,000	72,800
			2,031,374
	Consumer Cyclical–1.26%
	Costco Wholesale 5.30% 3/15/12	120,000	123,280
•	DaimlerChrysler Holding 5.328% 8/3/09	135,000	134,132
	Lear 8.75% 12/1/16	38,000	34,770
	Penney (J.C.) 7.375% 8/15/08	145,000	146,707
	Wal-Mart Stores 6.875% 8/10/09	65,000	67,958
			506,847

6

		Principal Amount (U.S.$)	Value (U.S.$)
	CORPORATE BONDS (continued)
	Consumer Non-Cyclical–2.31%
	Abbott Laboratories
	5.15% 11/30/12	$130,000	$133,009
	5.60% 11/30/17	210,000	216,168
	Aramark Services 8.50% 2/1/15	75,000	76,313
	Fred Meyer 7.45% 3/1/08	70,000	70,248
	HCA PIK 9.625% 11/15/16	70,000	74,200
	Kellogg 5.125% 12/3/12	90,000	90,851
	Kraft Foods 4.125% 11/12/09	120,000	119,017
#	UnitedHealth Group 144A 5.50% 11/15/12	145,000	147,307
			927,113
	Electric–1.12%
	NRG Energy 7.375% 2/1/16	15,000	14,663
	Pacific Gas & Electric 4.20% 3/1/11	120,000	118,169
#	Power Contract Financing 144A 6.256% 2/1/10	33,249	33,972
#	Power Receivables Finance 144A 6.29% 1/1/12	62,682	65,498
	Virginia Electric & Power 5.10% 11/30/12	170,000	170,913
#	West Penn Power 144A 5.95% 12/15/17	45,000	45,304
			448,519
	Finance Companies–2.35%
	American Express 5.25% 9/12/11	150,000	151,346
	General Electric Capital 5.50% 4/28/11	365,000	375,739
	International Lease Finance
*	4.625% 6/2/08	70,000	69,786
	5.35% 3/1/12	60,000	60,095
	5.625% 9/20/13	60,000	60,212
	5.75% 6/15/11	150,000	151,999
•#	Xstrata Finance 144A 5.229% 11/13/09	75,000	74,815
			943,992
	Insurance–1.23%
	Berkshire Hathaway Finance 4.125% 1/15/10	305,000	306,249
	Reliastar Financial 6.50% 11/15/08	185,000	186,820
			493,069
	Natural Gas–0.34%
	Southern Union 6.15% 8/16/08	135,000	135,482
			135,482
	Real Estate–0.61%
	iStar Financial 5.65% 9/15/11	110,000	98,378
	Simon Property Group 5.375% 8/28/08	145,000	144,631
			243,009
	Technology–0.60%
	Freescale Semiconductor 8.875% 12/15/14	20,000	17,950
	SunGard Data Systems 9.125% 8/15/13	74,000	75,665
	Xerox 5.50% 5/15/12	145,000	147,551
			241,166
	Total Corporate Bonds (cost $7,960,081)		8,032,702
	NON-AGENCY ASSET-BACKED SECURITIES–14.47%
	Ameriquest Mortgage Securities
	Series2003-11 AF6 5.14% 1/25/34	$65,000	$61,281
•	Series 2006-R1 A2C 5.055% 3/25/36	100,000	94,858
	Argent Securities Series 2003-W5 AF4 4.66% 10/25/33	9,975	9,885
•	Bank of America Credit Card Trust Series 2006-A10 A10 5.008% 2/15/12	1,150,000	1,145,046
	Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	90,000	90,671
	Caterpillar Financial Asset Trust Series 2007-A A3A 5.34% 6/25/12	30,000	30,452
	Centex Home Equity Series 2005-D AF4 5.27% 10/25/35	155,000	149,376
	Chase Funding Mortgage Loan Asset-Backed Certificates
	Series 2002-3 1A6 4.707% 9/25/13	165,731	166,234
	Series 2003-2 1A4 3.986% 8/25/29	2,726	2,716
	Series 2003-3 1A4 3.303% 11/25/29	63,643	62,809
	Chase Manhattan Auto Owner Trust Series 2006-B A3 5.13% 5/15/11	220,000	220,851
	CIT Equipment Collateral Series 2006-VT2 A3 5.07% 2/20/10	270,000	270,012
•	Citibank Credit Card Issuance Trust Series 2007-A7 A7 5.299% 8/20/14	100,000	100,080
	CitiFinancial Mortgage Securities Series 2004-1 AF2 2.645% 4/25/34	152,999	149,053
	CNH Equipment Trust Series 2007-B A3A 5.40% 10/17/11	40,000	40,523
	Countrywide Asset-Backed Certificates
•	Series 2006-1 AF3 5.348% 7/25/36	280,000	276,482
	Series 2006-13 1AF3 5.944% 1/25/37	160,000	154,044
	Series 2006-S5 A3 5.762% 6/25/35	115,000	99,023
•	Series 2006-S7 A3 5.712% 11/25/35	175,000	151,433
#	Countrywide Asset-Backed NIM Certificates Series 2004-BC1 Note 144A 5.50% 4/25/35	31	6
#	Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	100,000	96,455
•	GMAC Mortgage Loan Trust Series 2006-HE3 A2 5.75% 10/25/36	95,000	85,822
	Hyundai Auto Receivables Trust Series 2007-A A3A 5.04% 1/17/12	30,000	30,141
	Indymac Seconds Assets Backed Trust Series 2006-1 A2 5.767% 5/25/36	235,000	210,774
	Long Beach Auto Receivables Trust Series 2006-B A3 5.17% 8/15/11	300,000	301,334
•#	MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	26,986	24,532
•	Merrill Lynch Mortgage Investors Series 2006-AR1 A2C 5.025% 3/25/37	80,000	74,538
•	Morgan Stanley Mortgage Loan Trust Series 2006-12XS A1 4.985% 10/25/36	81,771	81,332

7

		Principal Amount (U.S.$)	Value (U.S.$)
	NON-AGENCY ASSET-BACKED SECURITIES (continued)
	New Century Home Equity Loan Trust Series 2003-5 AI4 4.76% 11/25/33	$71,446	$70,958
	Renaissance Home Equity Loan Trust
	Series 2005-4 A2 5.399% 2/25/36	6,084	6,063
	Series 2006-1 AF3 5.608% 5/25/36	210,000	208,154
	Series 2006-2 AF3 5.797% 8/25/36	125,000	124,241
	Series 2006-3 AF1 5.917% 11/25/36	76,654	76,132
	Series 2006-3 AF2 5.58% 11/25/36	90,000	88,292
	Series 2007-2 AF2 5.675% 6/25/37	35,000	33,348
	Residential Asset Securities
	Series 2002-KS2 AI5 6.779% 4/25/32	31,746	32,028
	Series 2003-KS9 AI6 4.71% 11/25/33	61,857	59,278
	Series 2004-KS9 AI3 3.79% 8/25/29	28,349	28,127
•	Series 2006-KS3 AI3 5.035% 4/25/36	270,000	257,457
	Residential Funding Mortgage Securities II
•	Series 2001-HS2 A5 6.92% 4/25/31	20,325	20,260
	Series 2006-HSA2 AI2 5.496% 3/25/36	190,000	175,073
#	Silverleaf Finance Series 2005-A A 144A 4.857% 11/15/16	93,624	92,289
	Structured Asset Securities
	Series 2001-SB1 A2 3.375% 8/25/31	37,693	32,646
	Series 2005-4XS 1A2B 4.67% 3/25/35	69,877	69,776
	Series 2005-9XS 1A2A 4.84% 6/25/35	95,000	94,906
	Triad Auto Receivables Owner Trust Series 2006-C A4 5.31% 5/13/13	160,000	160,889
	Total Non-Agency Asset-Backed Securities (cost $5,952,390)		5,809,680

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–13.36%
	Bank of America Alternative Loan Trust
	Series 2003-10 2A1 6.00% 12/25/33	77,898	78,093
	Series 2004-2 1A1 6.00% 3/25/34	65,442	65,606
	Series 2004-11 1CB1 6.00% 12/25/34	35,170	35,258
	Series 2005-9 5A1 5.50% 10/25/20	99,200	99,789
•	Bank of America Funding Series 2006-H 1A2 5.699% 9/20/46	123,344	122,395
•	Bank of America Mortgage Securities Series 2003-D 1A2 7.281% 5/25/33	534	538
	Bear Stearns Asset Backed Securities Series 2005-AC8 A5 5.50% 11/25/35	68,038	68,380
•	Citigroup Mortgage Loan Trust Series 2007-AR5 1AB 5.617% 4/25/37	95,360	94,678
	Countrywide Alternative Loan Trust
	Series 2004-28CB 6A1 6.00% 1/25/35	82,599	82,805
•	Series 2004-J7 1A2 4.673% 8/25/34	9,195	9,149
	Series 2005-1CB 2A2 5.50% 3/25/35	151,280	145,944
	Series 2006-2CB A3 5.50% 3/25/36	64,120	63,754
•t	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2003-21 A1 4.093% 5/25/33	$30,540	$30,633
	Series 2003-46 1A1 4.122% 1/19/34	33,376	33,786
	Series 2004-12 1M 5.096% 8/25/34	74,210	72,646
	Series 2004-HYB4 M 4.834% 9/20/34	31,341	29,892
	Series 2006-HYB4 1A2 5.627% 6/20/36	66,352	65,602
	Credit Suisse First Boston Mortgage Securities
	Series 2003-29 5A1 7.00% 12/25/33	20,782	20,776
	Series 2004-1 3A1 7.00% 2/25/34	6,051	6,246
	Deutsche Alternative A Securities Loan Trust Series 2003-4XS A6A 4.82% 10/25/33	59,099	58,555
•	First Horizon Asset Securities
	Series 2004-AR5 4A1 5.70% 10/25/34	44,219	44,103
	Series 2007-AR3 2A2 6.315% 11/25/37	193,503	194,521
•	GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.183% 5/25/35	82,237	80,926
#	GSMPS Mortgage Loan Trust 144A
	Series 1998-3 A 7.75% 9/19/27	26,514	28,600
	Series 2005-RP1 1A3 8.00% 1/25/35	30,031	32,483
	Series 2005-RP1 1A4 8.50% 1/25/35	13,405	14,611
	GSR Mortgage Loan Trust
	Series 2004-2F 9A1 6.00% 9/25/19	12,987	13,062
•	Series 2007-AR1 1A2 5.739% 3/25/37	186,286	184,595
•	JPMorgan Mortgage Trust
	Series 2005-A1 4A1 4.779% 2/25/35	100,866	98,630
	Series 2005-A4 1A1 5.401% 7/25/35	124,007	122,734
	Series 2005-A6 1A2 5.138% 9/25/35	105,000	102,693
	Series 2005-A8 2A1 4.948% 11/25/35	178,019	176,895
	Series 2007-A1 B1 4.815% 7/25/35	99,263	96,683
	Lehman Mortgage Trust
	Series 2005-2 2A3 5.50% 12/25/35	60,723	60,600
	Series 2006-1 3A3 5.50% 2/25/36	93,598	92,950
•	MASTR Adjustable Rate Mortgages Trust
	Series 2003-6 1A2 6.739% 12/25/33	22,140	22,846
	Series 2005-1 B1 5.561% 3/25/35	113,057	110,393
	Series 2005-6 7A1 5.326% 6/25/35	76,431	75,528
#	MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34	60,714	65,471
	Nomura Asset Acceptance
	Series 2005-WF1 2A2 4.786% 3/25/35	100,000	94,175
	Series 2006-AF1 1A2 6.159% 5/25/36	125,000	119,552
	Residential Asset Mortgage Products
	Series 2004-SL1 A3 7.00% 11/25/31	11,170	11,413
	Series 2004-SL4 A3 6.50% 7/25/32	31,291	31,066
•	Residential Funding Mortgage Security I Series 2006-SA3 3A1 6.038% 9/25/36	98,372	98,374

8

		Principal Amount (U.S.$)	Value (U.S.$)
	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	Structured Adjustable Rate Mortgage Loan Trust
	Series 2004-18 5A 5.50% 12/25/34	$40,408	$39,805
•	Series 2005-22 4A2 5.373% 12/25/35	21,650	20,763
•	Series 2006-5 5A4 5.545% 6/25/36	44,559	42,826
	Structured Asset Securities
	Series 2004-5H A2 4.43% 12/25/33	19,536	19,451
	Series 2004-12H 1A 6.00% 5/25/34	28,549	28,861
t	Washington Mutual Alternative Mortgage Pass Through Certificates Series 2006-5 2CB3 6.00% 7/25/36	99,158	98,775
t	Washington Mutual Mortgage Pass Through Certificates
	Series 2003-S10 A2 5.00% 10/25/18	155,938	153,199
•	Series 2006-AR10 1A1 5.942% 9/25/36	104,732	105,826
•	Series 2006-AR14 1A4 5.647% 11/25/36	98,117	97,879
•	Series 2007-HY1 1A1 5.715% 2/25/37	171,478	170,923
•	Series 2007-HY3 4A1 5.35% 3/25/37	415,765	413,848
•	Wells Fargo Mortgage Backed Securities Trust
	Series 2004-EE 2A1 3.989% 12/25/34	168,152	166,499
	Series 2004-T A1 6.18% 9/25/34	15,688	15,727
	Series 2005-AR12 2A10 4.323% 7/25/35	102,530	101,063
	Series 2005-AR16 6A4 5.00% 10/25/35	119,257	119,433
	Series 2006-AR6 7A1 5.11% 3/25/36	265,552	258,448
	Series 2006-AR10 5A1 5.597% 7/25/36	95,988	96,702
	Series 2006-AR11 A7 5.516% 8/25/36	106,341	103,689
	Series 2006-AR12 1A2 6.025% 9/25/36	71,303	70,692
	Series 2006-AR14 2A4 6.088% 10/25/36	82,505	81,880
	Total Non-Agency Collateralized Mortgage Obligations (cost $5,387,321)		5,363,718

«	SENIOR SECURED LOANS–0.98%
	ALLTEL 7.69% 12/21/14	100,000	96,563
	Energy Futures Holdings 8.39% 10/10/14	300,000	294,832
	Total Senior Secured Loans (cost $396,000)		391,395
	U.S. TREASURY OBLIGATIONS–24.00%
	U.S. Treasury Inflation Index Notes
*	2.00% 1/15/14	$209,178	$216,123
	¥3.00% 7/15/12	354,401	383,944
*	3.875% 1/15/09	917,215	944,588
	U.S. Treasury Notes
*	3.125% 11/30/09	6,289,000	6,297,849
	3.625% 12/31/12	1,195,000	1,204,337
*	4.25% 11/15/17	20,000	20,355
*	4.50% 5/15/10	547,000	565,419
	Total U.S. Treasury Obligations (cost $9,580,436)		9,632,615
#	DISCOUNT NOTES–3.69%
	Federal Home Loan Bank 3.25% 1/2/08	734,133	734,067
	Freddie Mac 5.02% 1/22/08	750,000	747,847
	Total Discount Notes (cost $1,481,914)		1,481,914

	Total Value of Securities Before Securities Lending Collateral–98.93% (cost $39,729,537)		39,711,184

	Number of Shares
SECURITIES LENDING COLLATERAL**–20.80%
Investment Companies Mellon GSL DBT II Collateral Fund	8,350,860	8,350,860
Total Securities Lending Collateral (cost $8,350,860)		8,350,860

9

TOTAL VALUE OF SECURITIES–119.73% (cost $48,080,397)	$48,062,044 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(20.80%)	(8,350,860)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.07%	430,484
NET ASSETS APPLICABLE TO 4,165,278 SHARES OUTSTANDING–100.00%	$40,141,668
NET ASSET VALUE–DELAWARE VIP CAPITAL RESERVES SERIES STANDARD CLASS ($20,880,276/2,159,956 Shares)	$9.67
NET ASSET VALUE–DELAWARE VIP CAPITAL RESERVES SERIES SERVICE CLASS ($19,261,392/2,005,322 Shares)	$9.61
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization–no par)	$42,106,673
Undistributed net investment income	37,013
Accumulated net realized loss on investments	(2,053,123)
Unrealized appreciation of investments and foreign currencies	51,105
Total net assets	$40,141,668

t

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•	Variable rate security. The rate shown is the rate as of December 31, 2007.
«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (‘LIBOR’) and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

¥	Fully or partially pledged as collateral for financial futures contracts.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2007, the aggregate amount of Rule 144A securities was $1,204,905, which represented 3.00% of the Series’ net assets. See Note 13 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.
*	Fully or partially on loan.
≠*	See Note 12 in “Notes to financial statements.”
©	Includes $8,209,072 of securities loaned.

Summary of Abbreviations:

ARM – Adjustable Rate Mortgage

FHAVA – Federal Housing Administration & Veterans Administration

GNMA – Government National Mortgage Association

NIM – Net Interest Margin

PIK– Pay-in-kind

S.F. – Single Family

yr – Year

The following futures contracts and swap contracts were outstanding at December 31, 2007:

Futures Contracts(1)

Contracts to Buy		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Depreciation
5	U.S. Treasury 5 year Notes	$552,280	$551,406	3/31/08	$(874)
(2)	U.S. Treasury 10 year Notes	(226,557)	(226,781)	3/31/08	(224)
					$(1,098)

10

Swap Contracts(2)

Credit Default Swap Contracts

Swap Counterparty & Referenced Obligation	Notional Amount	Annual Protection Payments	Termination Date	Unrealized Appreciation
Protection Purchased:
Goldman Sachs
Best Buy
5 yr CDS	$118,000	0.60%	9/20/12	$834
10 yr CDS	60,000	0.98%	9/20/17	338
				$1,172

Interest Rate Swap Contracts

Notional Amount	Expiration Date	Description	Unrealized Appreciation
$1,000,000	1/8/09	Agreement with Goldman Sachs to receive the notional amount multiplied by the fixed rate of 5.071% and to pay the notional amount multiplied by the 3 month LIBOR	$9,730

1,155,000	5/2/12	Agreement with Goldman Sachs to receive the notional amount multiplied by the fixed rate of 4.987% and to pay the notional amount multiplied by the 3 month LIBOR	41,072
			$50,802

Written Option(3)

Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Description	Unrealized Appreciation
(25)	$2,500,000	$110	3/19/08	U.S. Treasury 10 year future	$5,789

The use of futures contracts, swap contracts and written options involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

(1)	See Note 9 in “Notes to Financial Statements.”
(2)	See Note 11 in “Notes to Financial Statements.”
(3)	See Note 10 in “Notes to Financial Statements.”

See accompanying notes

11

Delaware VIP Trust — Delaware VIP Capital Reserves Series

Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME:
Interest	$1,452,110
Securities lending income	13,781
1,465,891

EXPENSES:
Management fees	181,307
Distribution expenses – Service Class	43,106
Accounting and administration expenses	14,503
Audit and tax	12,573
Dividend disbursing and transfer agent fees and expenses	9,254
Pricing fees	8,770
Custodian fees	8,359
Reports and statements to shareholders	7,230
Legal fees	4,510
Trustees’ fees	1,717
Insurance fees	1,037
Consulting fees	664
Trustees’ expenses	215
Dues and services	123
Taxes (other than taxes on income)	116
293,484
Less waiver of distribution expenses – Service Class	(7,185)
Less expense paid indirectly	(2,536)
Total operating expenses	283,763

NET INVESTMENT INCOME	1,182,128

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	224,941
Foreign currencies	46,524
Futures contracts	(41,871)
Options written	10,129
Swap contracts	58,641
Net realized gain	298,364
Net change in unrealized appreciation/depreciation of investments and foreign currencies	62,473

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	360,837

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,542,965

Delaware VIP Trust — Delaware VIP Capital Reserves Series

Statements of Changes in Net Assets

	Year Ended
	12/31/07	12/31/06
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,182,128	$1,337,119
Net realized gain (loss) on investments and foreign currencies	298,364	(113,807)
Net change in unrealized appreciation/ depreciation of investments and foreign currencies	62,473	275,106
Net increase in net assets resulting from operations	1,542,965	1,498,418

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,047,814)	(1,090,179)
Service Class	(652,548)	(379,335)
	(1,700,362)	(1,469,514)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,597,552	30,958,997
Service Class	15,714,176	21,727,142
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,047,814	1,087,085
Service Class	643,794	370,622
	25,003,336	54,143,846
Cost of shares repurchased:
Standard Class	(10,287,285)	(33,314,414)
Service Class	(8,748,585)	(14,914,594)
	(19,035,870)	(48,229,008)
Increase in net assets derived from capital share transactions	5,967,466	5,914,838

NET INCREASE IN NET ASSETS	5,810,069	5,943,742

NET ASSETS:
Beginning of year	34,331,599	28,387,857
End of year (including undistributed net investment income of $37,013 and $4,212, respectively)	$40,141,668	$34,331,599

See accompanying notes

12

Delaware VIP Trust — Delaware VIP Capital Reserves Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Capital Reserves Series Standard Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$9.710	$9.710	$9.940	$10.020	$9.970

Income (loss) from investment operations:
Net investment income(1)	0.324	0.396	0.355	0.356	0.329
Net realized and unrealized gain (loss) on investments and foreign currencies	0.099	0.038	(0.180)	0.004	0.125
Total from investment operations	0.423	0.434	0.175	0.360	0.454

Less dividends and distributions from:
Net investment income	(0.463)	(0.434)	(0.405)	(0.440)	(0.404)
Total dividends and distributions	(0.463)	(0.434)	(0.405)	(0.440)	(0.404)

Net asset value, end of period	$9.670	$9.710	$9.710	$9.940	$10.020

Total return(2)	4.46%	4.57%	1.79%	3.66%	4.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,880	$22,626	$23,895	$25,955	$34,077
Ratio of expenses to average net assets	0.68%	0.71%	0.71%	0.62%	0.63%
Ratio of net investment income to average net assets	3.36%	4.10%	3.61%	3.57%	3.36%
Portfolio turnover	170%	318%	259%	252%	438%

(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

13

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Capital Reserves Series Service Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$9.650	$9.650	$9.900	$10.000	$9.970

Income (loss) from investment operations:
Net investment income(1)	0.300	0.372	0.331	0.333	0.308
Net realized and unrealized gain (loss) on investments and foreign currencies	0.099	0.037	(0.200)	(0.017)	0.105
Total from investment operations	0.399	0.409	0.131	0.316	0.413

Less dividends and distributions from:
Net investment income	(0.439)	(0.409)	(0.381)	(0.416)	(0.383)
Total dividends and distributions	(0.439)	(0.409)	(0.381)	(0.416)	(0.383)

Net asset value, end of period	$9.610	$9.650	$9.650	$9.900	$10.000

Total return(2)	4.23%	4.34%	1.35%	3.23%	4.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,262	$11,706	$4,493	$7	$6
Ratio of expenses to average net assets	0.93%	0.96%	0.96%	0.87%	0.85%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.98%	1.01%	1.01%	0.92%	0.88%
Ratio of net investment income to average net assets	3.11%	3.85%	3.36%	3.32%	3.14%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	3.06%	3.78%	3.31%	3.27%	3.11%
Portfolio turnover	170%	318%	259%	252%	438%

(1)	The average shares outstanding method has been applied for per share information.
(2)

 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

14

Delaware VIP Trust — Delaware VIP Capital Reserves Series
Notes to Financial Statements

December 31, 2007

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Capital Reserves Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Series adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting—Investment income and common expenses are allocated to the classes of the Series on the basis of “settled shares” of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2007, the Series held no investments in repurchase agreements.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

15

Delaware VIP Capital Reserves Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Series declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Prior to May 1, 2007, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, inverse floater program expenses, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, did not exceed 0.70% of average daily net assets of the Series. No reimbursement was due for the year ended December 31, 2007.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Series and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended December 31, 2007, the Series was charged $11,144 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2008 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2007, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent Fees and Other Expenses Payable to DSC	Distribution Fee Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$16,730	$1,445	$3,955	$3,673

*

 DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such  as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2007, the Series was charged $1,986 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2007, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$23,660,245
Purchases of U.S. government securities	38,462,782
Sales other than U.S. government securities	25,165,083
Sales of U.S. government securities	32,870,418

16

Delaware VIP Capital Reserves Series
Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Depreciation
$48,145,132	$219,761	$(302,849)	$(83,088)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Ordinary income	$1,700,362	$1,469,514

5. Components of Net Assets on a Tax Basis

As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$42,106,673
Undistributed ordinary income	48,035
Capital loss carryforwards	(1,917,527)
Post-October losses	(61,495)
Other temporary differences	(1,785)
Unrealized depreciation of investments, swap contracts and foreign currencies	(32,233)
Net assets	$40,141,668

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of credit default swaps, mark-to-market of options, mark-to-market of futures contracts, tax treatment of market discount and premium on debt instruments and contingent payment debt instruments.

Post-October losses represent losses realized on investments from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, tax treatment of interest rate and credit default swaps, paydown gains (losses) on mortgage- and asset-backed securities and market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized (Loss)
$551,035	$(551,035)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2007 will expire as follows: $1,132,035 expires in 2008; $82,894 expires in 2010; $226,584 expires in 2013; and $238,048 expires in 2014 and $237,966 expires in 2015.

17

Delaware VIP Capital Reserves Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Shares sold:
Standard Class	784,695	3,206,194
Service Class	1,634,844	2,258,522
Shares issued upon reinvestment of dividends and distributions:
Standard Class	108,370	112,240
Service Class	66,936	38,492
	2,594,845	5,615,448
Shares repurchased:
Standard Class	(1,063,367)	(3,448,638)
Service Class	(909,573)	(1,549,400)
	(1,972,940)	(4,998,038)
Net increase	621,905	617,410

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2007, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no foreign currency exchange contracts outstanding at December 31, 2007.

9. Futures Contracts

The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts includes potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in receivables and other assets net of liabilities on the Statement of Net Assets.

10. Options Written

During the year ended December 31, 2007, the Series entered into options contracts in accordance with its investment objectives. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

18

Delaware VIP Capital Reserves Series
Notes to Financial Statements (continued)

10. Options Written (continued)

Transactions in options written during the year ended December 31, 2007 for the Series were as follows:

	Number of contracts	Premiums
Options outstanding at December 31, 2006	—	$—
Options written	85	40,384
Options terminated in closing purchase transactions	(60)	(28,346)
Options outstanding at December 31, 2007	25	$12,038

11. Swap Contracts

The Series may enter into interest rate swap contracts, index swap contracts and credit default swap contracts (CDS) in accordance with its investment objectives. The Series may use interest rate swaps to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Series invests in, such as the corporate bond market. The Series may also use index swaps as a substitute for future or options contracts if such contracts are not directly available to the Series on favorable terms. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Series from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended December 31, 2007, the Series entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended December 31, 2007, the Series did not enter into any CDS contracts as a seller of protection.

Credit default swaps may involve greater risks than if the Series had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Series enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown above.

19

Delaware VIP Capital Reserves Series
Notes to Financial Statements (continued)

12. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Series receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records securities lending income net of allocations to the security lending agent and the borrower.

At December 31, 2007, the market value of the securities on loan was $8,209,072, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

13. Credit and Market Risk

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

14. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

15. Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
—	100%	100%

(A) and (B) are based on a percentage of the Series’ total distributions.

16. Change in Custodian

On July 26, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15258, became the Series’ custodian.

20

Delaware VIP Trust — Delaware VIP Capital Reserves Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust—Delaware VIP Capital Reserves Series

We have audited the accompanying statement of net assets of the Delaware VIP Capital Reserves Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Capital Reserves Series of Delaware VIP Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 14, 2008

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed
12-month period ended June 30 is available without charge (i) through the Delaware Investments® Funds’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

21

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES
Patrick P. Coyne(1) 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.(2)	84

Director –
Kaydon Corp.

Board of Governors
Member –
Investment Company Institute
(2007 – present)

Member of Investment Committee –
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member – St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84

Director –
Bryn Mawr
Bank Corp. (BMTC) (April 2007 – Present)

Chairman of
Investment
Committee –
The Haverford School
(2002 – present)

Chairman of
Investment
Committee –
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
Member –
Pennsylvania
Horticulture Society
(February 2006 –
present)

22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None
Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Member – Systemax, Inc.
Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84

Director –
CenterPoint Energy

Director and Audit
Committee Member –
Digital River, Inc.

Director and Audit
Committee Member –
Rimage
Corporation

Director and Chair of
Compensation and
Governance &
Nominating
Committees –
Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 – Present) Vice President – Mergers & Acquisitions (January 2003 – January 2006), and Vice President (July 1995 – January 2003) 3M Corporation	84	None
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2003	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None(4)
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	84	None(4)
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None(4)
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None(4)

(1)	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
(2)	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
(3)

In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4)

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

24

Delaware VIP Trust — Delaware VIP Cash Reserve Series

For the 12-month period ended Dec. 31, 2007, the Delaware VIP Cash Reserve Series returned +4.76% for Standard Class shares, and Service Class shares gained 4.50% (both with all distributions reinvested). By comparison, the U.S. Consumer Price Index gained 4.10% (source: bls.gov).

During the year, the U.S. economy showed signs of slowing. As a result, the U.S. Federal Reserve lowered its target for short-term interest rates. At the Fed’s monetary policy meeting in September, the fed funds rate was lowered by a half percentage point. The Fed later lowered the rate by a quarter percentage point in October and a quarter percentage point in December, leaving it at 4.25% at the end of the year.

A challenging period of market activity in the summer months led in part to the Fed’s actions. During the summer, money funds that owned structured investment vehicles (SIVs) and asset-backed commercial paper suffered as issuers of those securities struggled, and were forced to liquidate their underlying assets.

As a result of this credit market turmoil, yields, which move inversely to price, were driven downward on Treasury securities. Liquidity in the commercial paper market became a concern due to the use of subprime loans as collateral for some asset-backed commercial paper. Commercial paper is short-term corporate debt (due in 270 days or less) that represents the largest publicly traded instruments in the money markets.

Conditions in the money markets improved during the autumn months, but the pronounced negative sentiment remained and generally strengthened investor expectations of additional Fed rate cuts. While falling interest rates can be less than ideal for yield-oriented investors, the Fed’s actions remain dependent on the path of the U.S. economy.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Cash Reserve Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Cash Reserve Series Average annual total returns For periods ended Dec. 31, 2007	1 year	5 years	10 years	Lifetime
Standard Class shares (commenced operations July 28, 1988)	+4.76%	+2.67%	+3.43%	+4.33%

Service Class shares (commenced operations May 1, 2000)	+4.50%	+2.42%	NA	+2.73%

As disclosed in the Series’ most recent prospectus, expenses for Standard Class and Service Class shares were as follows: The net expense ratios for Standard Class and Service Class shares of the Series were 0.66% and 0.91%, respectively. Total operating expenses for Standard Class and Service Class shares were 0.66% and 0.96%, respectively. Management fees for Standard Class and Service Class shares were 0.45%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal and, as a result, no adjustments were made for income taxes.

An expense limitation was in effect for all classes during the periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance of Service Class shares will vary due to different charges and expenses.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Series. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

1

The chart shows a $10,000 investment in the Delaware VIP Cash Reserve Series Standard Class shares for the period from Dec. 31, 1997, through Dec. 31, 2007. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the U.S. Consumer Price Index for the period from Dec. 31, 1997, through Dec. 31, 2007. The U.S. Consumer Price Index is calculated by the U.S. Department of Labor and measures the rate of consumer price inflation in the United States. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

2

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Disclosure of Series Expenses

For the Period July 1, 2007 to December 31, 2007

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Annualized Expense Ratios	Expenses Paid During Period 7/1/07 to 12/31/07*
Actual Series Return
Standard Class	$1,000.00	$1,023.40	0.65%	$3.32
Service Class	1,000.00	1,022.10	0.90%	4.59
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.93	0.65%	$3.31
Service Class	1,000.00	1,020.67	0.90%	4.58

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Sector Allocation

As of December 31, 2007

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Certificates of Deposit	10.04%
Discounted Commercial Paper	79.96%
Colleges and Universities	2.44%
Financial Services	26.17%
Industrial	8.05%
Mortgage Bankers & Brokers	41.33%
State Agency	1.97%
Floating Rate Notes	11.01%
Total Value of Securities	101.01%
Liabilities Net of Receivables and Other Assets	(1.01)%
Total Net Assets	100.00%

4

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Statement of Net Assets

December 31, 2007

		Principal Amount	Value
	CERTIFICATES OF DEPOSIT–10.04%
	First Tennessee Bank 4.82% 1/28/08	$500,000	$500,000
	UBS 5.59% 1/10/08	300,000	300,000
	Westpac Bank 5.19% 1/15/08	500,000	500,000
	Wilmington Trust
	4.80% 1/8/08	500,000	500,000
	4.80% 2/20/08	250,000	250,000
	Total Certificates of Deposit (cost $2,050,000)		2,050,000
≠	DISCOUNTED COMMERCIAL PAPER–79.96%
	Colleges and Universities–2.44%
	Leland Stanford Junior University
	4.629% 1/16/08	500,000	499,038
			499,038
	Financial Services–26.17%
	CBA Finance 4.944% 2/21/08	250,000	248,261
	Danske 4.673% 1/31/08	500,000	498,060
	Fortis Banque 4.715% 2/11/08	500,000	497,329
	Natixis
	5.117% 1/11/08	250,000	249,645
	Nestle Capital
	3.84% 1/2/08	750,000	749,920
	5.247% 1/23/08	500,000	498,402
	Nordea North Amercia
	5.194% 2/19/08	550,000	546,407
	Rabobank USA Financial
	4.438% 1/7/08	250,000	249,815
	4.793% 1/22/08	500,000	498,606
	San Paolo IMI US Financial
	4.477% 1/31/08	250,000	249,071
	5.022% 1/4/08	539,000	538,785
	Societe Generale North America
	4.717% 1/29/08	250,000	249,086
	UBS Finance 5.04% 2/27/08	275,000	272,823
			5,346,210
	Industrial–8.05%
	Archer Daniels 4.282% 3/5/08	500,000	496,222
	AstraZeneca 4.955% 1/23/08	400,000	398,792
	Koch Industries 4.04% 1/2/08	750,000	749,916
			1,644,930
	Mortgage Bankers & Brokers–41.33%
>	Australian & New Zealand
	Banking Group 4.678% 1/31/08	250,000	249,029
	Bank of America
	4.825% 1/24/08	250,000	249,232
	5.289% 2/8/08	500,000	497,224
	Bank of Ireland 4.505% 1/10/08	500,000	499,438
	Bank of Nova Scotia 4.789% 1/15/08	500,000	499,071
	Bank of Scotland
	4.703% 4/14/08	250,000	246,649
	4.911% 1/25/08	500,000	498,368
	BNP Paribas Finance 5.323% 1/11/08	400,000	399,410
	Deutsche Bank Financial 3.50% 1/2/08	500,000	499,951
	Goldman Sachs Group 4.00% 1/2/08	250,000	249,972
	ING Funding
	4.728% 4/21/08	$250,000	$246,408
	5.156% 1/9/08	500,000	499,428
	JPMorgan Chase Bank
	4.515% 1/28/08	434,000	432,535
	4.758% 1/14/08	395,000	394,322
	Lehman Brothers Holdings
	4.25% 1/2/08	750,000	749,912
	Lloyds TSB Bank 4.509% 2/4/08	500,000	497,880
	Morgan Stanley 5.434% 3/20/08	250,000	247,054
	Royal Bank of Scotland
	4.816% 2/11/08	500,000	497,272
	Skandinaviska Enskilda Bank
	4.64% 6/2/08	250,000	245,166
	4.798% 1/14/08	500,000	499,135
	Westpac Securities 4.923% 3/20/08	250,000	247,328
			8,444,784
	State Agency–1.97%
	Swedish Housing Finance
	4.907% 1/11/08	403,000	402,451
			402,451
	Total Discounted Commercial Paper (cost $16,337,413)		16,337,413

•	FLOATING RATE NOTES–11.01
	American Express Bank
	5.246% 9/18/08	500,000	500,000
>	American International Group
	4.884% 6/23/08	500,000	500,027
>	DnB NOR Bank 4.865% 11/24/08	750,000	750,000
>	Goldman Sachs Group
	5.084% 8/22/08	500,000	500,000
	Total Floating Rate Notes (cost $2,250,027)		2,250,027

5

Delaware VIP Cash Reserve Series
Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–101.01% (cost $20,637,440)©	$20,637,440
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.01%)	(205,651)
NET ASSETS APPLICABLE TO 20,431,573 SHARES OUTSTANDING–100.00%	$20,431,789
NET ASSET VALUE-DELAWARE VIP CASH RESERVE SERIES STANDARD CLASS ($20,425,652 / 20,425,438 Shares)	$1.00
NET ASSET VALUE-DELAWARE VIP CASH RESERVE SERIES SERVICE CLASS ($6,137 / 6,135 Shares)	1.00
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization–no par)	$20,484,653
Accumulated net realized loss on investments	(52,864)
Total net assets	$20,431,789

≠	The rate shown is the effective yield at the time of purchase.
>

Security exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At December 31, 2007, the aggregate amount of these securities was $1,999,056, which represented 9.78% of the Series’ net assets. See Note 5 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of December 31, 2007.
©	Also the cost for federal income tax purposes.

See accompanying notes

6

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME:
Interest	$1,134,026

EXPENSES:
Management fees	96,295
Audit and tax	11,964
Accounting and administration expenses	8,559
Dividend disbursing and transfer agent fees and expenses	6,934
Custodian fees	3,680
Reports and statements to shareholders	3,097
Legal fees	2,916
Pricing fees	1,340
Trustees’ fees	1,061
Insurance fees	521
Consulting fees	365
Trustees’ expenses	133
Dues and services	76
Registration fees	31
Distribution expenses – Service Class	18
136,990
Less waiver of distribution expenses – Service Class	(3)
Less expense paid indirectly	(581)
Total operating expenses	136,406

NET INVESTMENT INCOME	997,620

NET REALIZED GAIN ON INVESTMENTS	432

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$998,052

See accompanying notes

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Statements of Changes in Net Assets

	Year Ended
	12/31/07	12/31/06
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$997,620	$958,933
Net realized gain on investments	432	20
Net increase in net assets resulting from operations	998,052	958,953

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(997,674)	(958,694)
Service Class	(264)	(239)
	(997,938)	(958,933)

CAPITAL SHARE TRANSACTIONS (at $1.00 per share):
Proceeds from shares sold:
Standard Class	12,277,446	29,007,341
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	992,220	954,586
Service Class	262	237
	13,269,928	29,962,164
Cost of shares repurchased:
Standard Class	(13,815,398)	(32,421,044)
Decrease in net assets derived from capital share transactions	(545,470)	(2,458,880)

NET DECREASE IN NET ASSETS	(545,356)	(2,458,860)

NET ASSETS:
Beginning of year	20,977,145	23,436,005
End of year (there was no undistributed net investment income at either year end)	$20,431,789	$20,977,145

See accompanying notes

7

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Cash Reserve Series Standard Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04(1)	12/31/03

Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.047	0.044	0.027	0.009	0.006
Total from investment operations	0.047	0.044	0.027	0.009	0.006

Less dividends and distributions from:
Net investment income	(0.047)	(0.044)	(0.027)	(0.009)	(0.006)
Total dividends and distributions	(0.047)	(0.044)	(0.027)	(0.009)	(0.006)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total return(2)	4.76%	4.49%	2.69%	0.87%	0.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,426	$20,971	$23,430	$29,831	$42,748
Ratio of expenses to average net assets	0.64%	0.67%	0.61%	0.55%	0.58%
Ratio of net investment income to average net assets	4.66%	4.39%	2.62%	0.82%	0.60%

(1)

On June 10, 2004, DMC voluntarily made a capital contribution of $0.001 per share to the Series in order to eliminate the potential deviation in the Series’ net asset value of $1.00 per share caused by accumulated net realized losses. This contribution had no impact on the Series’ total return.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

8

Delaware VIP Cash Reserve Series

Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Cash Reserve Series Service Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04(1)	12/31/03

Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.044	0.041	0.024	0.006	0.004
Total from investment operations	0.044	0.041	0.024	0.006	0.004

Less dividends and distributions from:
Net investment income	(0.044)	(0.041)	(0.024)	(0.006)	(0.004)
Total dividends and distributions	(0.044)	(0.041)	(0.024)	(0.006)	(0.004)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total return(2)	4.50%	4.23%	2.43%	0.60%	0.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6	$6	$6	$5	$5
Ratio of expenses to average net assets	0.89%	0.92%	0.86%	0.80%	0.80%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.94%	0.97%	0.91%	0.85%	0.83%
Ratio of net investment income to average net assets	4.41%	4.14%	2.37%	0.57%	0.38%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	4.36%	4.09%	2.32%	0.52%	0.35%

(1)

On June 10, 2004, DMC voluntarily made a capital contribution of $0.001 per share to the Series in order to eliminate the potential deviation in the Series’ net asset value of $1.00 per share caused by accumulated net realized losses. This contribution had no impact on the Series’ total return.

(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

9

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Notes to Financial Statements

December 31, 2007

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Cash Reserve Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $1 per share.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Securities are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Series adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting—Investment income and common expenses are allocated to the classes of the Series on the basis of “settled shares” of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2007, the Series held no investments in repurchase agreements.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities.

The Series declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

10

Delaware VIP Cash Reserve Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.45% on the first $500 million of average daily net assets of the Series, 0.40% on the next $500 million, 0.35% on the next $1.5 billion, and 0.30% on average daily net assets in excess of $2.5 billion.

Prior to May 1, 2007, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, did not exceed 0.67% of average daily net assets of the Series. No reimbursement was due for the year ended December 31, 2007.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Series and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended December 31, 2007, the Series was charged $6,686 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2008 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2007, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$7,966	$1,028	$1	$953

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2007, the Series was charged $1,153 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Ordinary income	$997,938	$958,933

11

Delaware VIP Cash Reserve Series
Notes to Financial Statements (continued)

4. Components of Net Assets on a Tax Basis

As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$20,484,653
Capital loss carryforwards	(52,864)
Net assets	$20,431,789

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Paid-in Capital
$318	$(318)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $432 was utilized in 2007. Capital loss carryforwards of $52,864 remaining at December 31, 2007 will expire in 2010.

5. Credit and Market Risk

An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (Act), and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. The Series may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. As of December 31, 2007, no securities have been determined to be illiquid under the Series’ Liquidity Procedures. Section 4(2) and/or Rule 144A securities have been identified on the Statement of Net Assets.

6. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

7. Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
—	100%	100%

(A) and (B) are based on a percentage of the Series’ total distributions.

8. Change in Custodian

On August 9, 2007, Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15258.

12

Delaware VIP Trust — Delaware VIP Cash Reserve Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Cash Reserve Series

We have audited the accompanying statement of net assets of the Delaware VIP Cash Reserve Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Cash Reserve Series of Delaware VIP Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 14, 2008

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments® Funds’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

13

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INTERESTED TRUSTEES
Patrick P. Coyne(1) 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.(2)	84

Director —
Kaydon Corp.

Board of Governors
Member –
Investment Company
Institute
(2007 – present)

Member of Investment
Committee –
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member – St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84

Director —
Bryn Mawr Bank Corp. (BMTC) (April 2007— Present)

Chairman of Investment Committee – The Haverford School (2002 – present)

Chairman of Investment Committee – Pennsylvania Academy of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee Member – Pennsylvania Horticulture Society (February 2006 – present)

14

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director — Community Health Systems Director — Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Member — Systemax, Inc.

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84

Director — CenterPoint Energy

Director and Audit Committee Member — Digital River, Inc.

Director and Audit Committee Member — Rimage Corporation

Director and Chair of Compensation and Governance & Nominating Committees — Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 — Present) Vice President — Mergers & Acquisitions (January 2003 — January 2006), and Vice President (July 1995 — January 2003) 3M Corporation	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2003	Founder — Investor Analytics (Risk Management) (May 1999 – Present) Founder — Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member — Investor Analytics Director and Audit Committee Member — Oxigene, Inc.

15

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None(4)

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	84	None(4)

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None(4)

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None(4)

(1) Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

(3) In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4) David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

16

Delaware VIP Trust — Delaware VIP Diversified Income Series

The Delaware Investments Fixed Income team dealt with elevated volatility levels and a general decline in market liquidity in 2007. However, early portfolio positioning helped the Series best the Lehman Brothers U.S. Aggregate Index and outperform most of our peers in the Lipper Multi-Sector Funds category (source: Lipper).

For the year ended Dec. 31, 2007, the Delaware VIP Diversified Income Series returned +7.63% for Standard Class shares and +7.41 for Service Class shares (both figures reflect all distributions reinvested), which exceeded the Lehman Brothers U.S. Aggregate Index return of +6.97%. The Series also outperformed the average return of the Lipper Multi-Sector peer group, +4.51% (source: Lipper).

The month of November, the worst of the fourth quarter, was marked by extremely poor performance of corporate bonds of all quality levels. Lehman reported November as the poorest performance ever for the corporate bond market (versus U.S. Treasury notes and bonds).

The Series started the year with a more conservative quality bias than in recent years. We had an approximately 26.5% allocation to high yield corporate bonds, versus a maximum of 50%. The average rating on the whole fund was an A2 as measured by Moody’s. The domestic high grade allocation of the Series was at 43%. The emerging market position was our most aggressive position at 9% of the Series, versus an allowed maximum exposure to the emerging markets sector of 15%. The Series also had a 3% hedge against lower-rated subprime securitizations, effectively making the play that these investments would perform poorly in the coming year.

Early in the year, subprime securitizations started to experience a significant increase in delinquencies. We decided to further increase the quality of the Series by stopping new money allocations into the high yield corporate portfolio, effectively shrinking it over time. By the end of June, the high yield corporate allocation had shrunk to 22.3%. The high yield income premiums in the marketplace had increased from around 2.4% in early 2007 to 3% at June’s month end, reflecting increased risk and uncertainty. At this point in the year, it was becoming evident that there would be a significant contraction in credit, and that liquidity in the bond market was fading rapidly. We decided to move further into a more conservative posture. High yield exposure was brought to the year-end level of 11%.

Throughout the year, other tactical moves were made to capture flight-to-quality movements, or to capitalize on the worsening credit crunch. The U.S. dollar reacted to the increased volatility, and the new need for Federal Reserve liquidity injections. The Series started the year with a 17.5% exposure to other currencies, divided fairly equally between emerging and developed countries. As we proceeded through the year, we reduced emerging market exposure in favor of higher quality, less volatile developed markets. As gains were made from these investments, we slightly reduced exposure to end the year at a 14% total currency exposure. Foreign bond exposure was always somewhat higher than actual currency exposure to capture rate declines in foreign bond markets. Returns from these investments were a significant contributor to the Series’ return.

Although a healthy exposure to U.S. Treasury notes, futures, and agency debentures helped the Series capture strong rallies in the flight-to-quality moves, exposure to high yield bonds (discussed above), high quality corporate bonds (15% at year end), and mortgage securities (27% at year end), held back returns. These sectors lagged the vigorous move in U.S. Treasury notes as the economy deteriorated (especially in the fourth quarter).

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Diversified Income Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Diversified Income Series Average annual total returns For periods ended Dec. 31, 2007	1 year	3 years	Lifetime

Standard Class shares (commenced operations May 16, 2003)	+7.63%	+4.96%	+6.17%

Service Class shares (commenced operations May 16, 2003)	+7.41%	+4.73%	+5.88%

As disclosed in the Series’ most recent prospectus, expenses for Standard Class and Service Class shares were as follows: The net expense ratios for Standard Class and Service Class shares of the Series were 0.78% and 1.03%, respectively. Total operating expenses for Standard Class and Service Class shares were 0.78% and 1.08%, respectively. Management fees for Standard Class and Service Class shares were 0.65%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal and, as a result, no adjustments were made for income taxes.

An expense limitation was in effect for all classes during the periods shown in the Series performance chart on the previous page and in the Performance of a $10,000 Investment chart below.

Performance of Service Class shares will vary due to different charges and expenses.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Series. High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities. The portfolio may have turnover in excess of 100%. High portfolio turnover can increase the Series’ transaction costs and lower returns

The Series may utilize futures and swaps for defensive strategy purposes to project or minimize the impact of potential changes.

If, and to the extent that, the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to the special risks associated with those activities.

The Series may be affected by economic conditions which may hinder a company’s ability to make interest and principal payments on its debt.

This Series will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions, or poor performance from specific industries or bond issuers.

The Series will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners pre-pay mortgages during periods of low interest rates, the Series may be forced to redeploy its assets in lower yielding securities. Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives may also involve additional expenses.

The Series may be invested in emerging markets and foreign high yield corporate bonds, which have special risks that include currency fluctuations, economic and political change, and different accounting standards. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP Diversified Income Series Standard Class shares for the period from May 16, 2003, through Dec. 31, 2007. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the Lehman Brothers U.S. Aggregate Index for the period from May 16, 2003, through Dec. 31, 2007. The Lehman Brothers U.S. Aggregate Index, also sometimes referred to as the Lehman Brothers Aggregate Bond Index, measures the performance of approximately 6,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par value outstanding. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Delaware VIP Trust — Delaware VIP Diversified Income Series
Disclosure of Series Expenses
For the Period July 1, 2007 to December 31, 2007

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Annualized Expense Ratios	Expenses Paid During Period 7/1/07 to 12/31/07*
Actual Series Return
Standard Class	$1,000.00	$1,045.00	0.72%	$3.71
Service Class	1,000.00	1,045.20	0.97%	5.00
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.58	0.72%	$3.67
Service Class	1,000.00	1,020.32	0.97%	4.94

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware VIP Trust — Delaware VIP Diversified Income Series

Sector Allocation and Credit Quality Breakdown

As of December 31, 2007

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Agency Asset-Backed Securities	0.05%
Agency Collateralized Mortgage Obligations	2.63%
Agency Mortgage-Backed Securities	12.85%
Agency Obligations	10.34%
Commercial Mortgage-Backed Securities	3.43%
Convertible Bonds	0.57%
Corporate Bonds	24.25%
Banking	2.97%
Basic Industry	1.19%
Brokerage	0.91%
Capital Goods	1.13%
Communications	3.29%
Consumer Cyclical	2.82%
Consumer Non-Cyclical	2.99%
Electric	1.92%
Energy	1.77%
Finance Companies	1.63%
Industrial	0.08%
Insurance	1.22%
Natural Gas	0.85%
Real Estate	0.37%
Technology	0.41%
Transportation	0.70%
Foreign Agencies	1.48%
Austria	0.21%
Germany	1.27%
Municipal Bonds	0.30%
Non-Agency Asset-Backed Securities	4.64%
Non-Agency Collateralized Mortgage Obligations	7.40%
Regional Agencies	1.06%
Australia	1.06%
Regional Authorities	0.20%
Canada	0.20%
Senior Secured Loans	1.87%
Sovereign Agencies	0.11%
Sovereign Debt	14.03%
Austria	0.63%
Canada	0.40%
Colombia	0.08%
Finland	0.02%
France	0.51%
Germany	1.06%
Indonesia	0.54%
Japan	4.14%
Malaysia	0.46%
Mexico	1.19%
Norway	0.23%
Philippines	0.58%
Poland	0.37%
Republic of Korea	0.13%
Russia	1.39%
Turkey	1.00%
Ukraine	0.07%
United Arabic Emirates	0.26%
United Kingdom	0.97%
Supranational Banks	3.41%
U.S. Treasury Obligations	5.74%
Common Stock	0.05%
Convertible Preferred Stock	0.30%
Preferred Stock	0.16%
Warrants	0.00%
Discount Note	9.69%
Securities Lending Collateral	15.74%
Total Value of Securities	120.30%
Obligation to Return Securities Lending Collateral	(15.74)%
Liabilities Net of Receivables and Other Assets	(4.56)%
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)
AAA	61.76%
AA	8.19%
A	7.18%
BBB	8.75%
BB	6.61%
B	6.12%
CCC	1.18%
D	0.05%
Not Rated	0.16%
Total	100.00%

Delaware VIP Trust — Delaware VIP Diversified Income Series
Statement of Net Assets

December 31, 2007

		Principal Amountm		Value (U.S. $)

	AGENCY ASSET-BACKED SECURITIES–0.05%
•	Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	USD	454,482	$458,950
•	Fannie Mae Whole Loan Series 2002-W11 AV1 5.205% 11/25/32		10,676	10,676
	Total Agency Asset-Backed Securities (cost $463,170)			469,626

	AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.63%
	Fannie Mae
	Series 1996-46 ZA 7.50% 11/25/26		5,572	5,850
	Series 2002-90 A1 6.50% 6/25/42		17,361	18,035
	Series 2002-90 A2 6.50% 11/25/42		64,431	66,698
	Series 2003-122 AJ 4.50% 2/25/28		82,089	80,897
	Series 2005-67 EY 5.50% 8/25/25		1,625,000	1,635,182
	Series 2005-110 MB 5.50% 9/25/35		745,497	759,221
*	Series 2006-39 PE 5.50% 10/25/32		4,437,000	4,493,061
	Series 2006-M2 A2F 5.259% 5/25/20		20,000	19,802
	Fannie Mae Grantor Trust
	Series 1999-T2 A1 7.50% 1/19/39		1,548	1,629
	Series 2001-T8 A2 9.50% 7/25/41		14,001	15,286
	Series 2002-T4 A3 7.50% 12/25/41		30,553	32,441
	Series 2004-T1 1A2 6.50% 1/25/44		33,314	34,662
	Fannie Mae Whole Loan
	Series 2002-W6 2A1 7.00% 6/25/42		54,737	57,794
	Series 2004-W9 2A1 6.50% 2/25/44		9,331	9,737
	Series 2004-W11 1A2 6.50% 5/25/44		99,181	104,515
	Freddie Mac
	Series 1730 Z 7.00% 5/15/24		140,742	149,591
	Series 2326 ZQ 6.50% 6/15/31		215,872	229,005
	Series 2552 KB 4.25% 6/15/27		54,791	54,635
	Series 2557 WE 5.00% 1/15/18		1,120,000	1,123,619
	Series 2662 MA 4.50% 10/15/31		217,624	215,610
	Series 2694 QG 4.50% 1/15/29		625,000	617,382
	Series 2872 GC 5.00% 11/15/29		220,000	219,804
	Series 2890 PC 5.00% 7/15/30		1,575,000	1,574,995
	Series 2915 KP 5.00% 11/15/29		265,000	264,837
	Series 3005 ED 5.00% 7/15/25		672,000	654,617
	Series 3022 MB 5.00% 12/15/28		165,000	165,903
	Series 3063 PC 5.00% 2/15/29		1,255,000	1,265,871
	Series 3113 QA 5.00% 11/15/25		1,296,187	1,300,645
*	Series 3128 BC 5.00% 10/15/27		3,750,000	3,768,119
	Series 3131 MC 5.50% 4/15/33		730,000	739,227
	Series 3154 PJ 5.50% 3/15/27		1,764,527	1,789,038
	Series 3173 PE 6.00% 4/15/35		740,000	753,289
	Series 3337 PB 5.50% 7/15/30		815,000	826,603
t	Freddie Mac Structured Pass Through Securities
	Series T-54 2A 6.50% 2/25/43		29,845	30,582
	Series T-58 2A 6.50% 9/25/43		12,476	13,031
	Total Agency Collateralized Mortgage Obligations (cost $22,734,335)			23,091,213

	AGENCY MORTGAGE-BACKED SECURITIES–12.85%
	Fannie Mae
	5.50% 1/1/13	USD	172,536	$173,671
	6.205% 5/1/09		20,816	20,873
	6.50% 8/1/17		57,443	59,143
•	Fannie Mae ARM
	5.055% 8/1/35		529,943	520,947
	5.968% 8/1/37		1,615,299	1,631,186
	6.965% 10/1/33		149,179	151,475
	Fannie Mae Relocation 15 yr
	4.00% 9/1/20		455,937	437,604
	Fannie Mae Relocation 30 yr
	5.00% 11/1/33		53,012	52,151
	5.00% 8/1/34		64,156	63,088
	5.00% 11/1/34		83,044	81,661
	5.00% 4/1/35		226,059	222,171
	5.00% 10/1/35		386,148	379,506
	5.00% 1/1/36		545,551	536,168
	Fannie Mae S.F. 15 yr TBA
	4.50% 1/1/23		4,990,000	4,912,031
	5.00% 1/1/23		6,355,000	6,361,952
	5.50% 1/1/23		10,675,000	10,813,444
	6.00% 1/1/23		10,480,000	10,723,985
	Fannie Mae S.F. 30 yr
	5.50% 3/1/29		3,177	3,189
	5.50% 4/1/29		3,184	3,195
*	5.50% 12/1/34		2,638,391	2,638,536
*	5.50% 7/1/37		12,810,311	12,795,876
	5.50% 12/1/37		8,579,142	8,569,474
*	6.00% 7/1/37		2,964,077	3,010,195
	6.00% 12/1/37		9,070,907	9,212,039
	6.50% 9/1/36		615,000	632,247
*	6.50% 11/1/36		4,647,089	4,777,405
	6.50% 2/1/37		1,011,273	1,039,632
	6.50% 8/1/37		2,300,000	2,364,252
	6.50% 10/1/37		2,855,128	2,934,888
	6.50% 11/1/37		2,617,282	2,690,397
	7.50% 3/1/32		1,310	1,394
	7.50% 4/1/32		4,035	4,295
	Freddie Mac
	7.00% 1/1/08		129	129
•	Freddie Mac ARM
	4.972% 12/1/33		233,625	237,546
	5.683% 7/1/36		656,759	665,559
	6.335% 4/1/34		4,482	4,529
*	6.336% 2/1/37		1,839,720	1,895,501
	Freddie Mac Relocation 30 yr
	5.00% 9/1/33		102,999	101,579
	Freddie Mac S.F. 15 yr
	4.50% 5/1/20		2,315,088	2,275,500
	5.00% 6/1/18		685,725	687,409
	Freddie Mac S.F. 30 yr
	6.00% 6/1/37		800,000	812,028
	Freddie Mac S.F. 30 yr TBA
	5.00% 1/1/38		15,880,000	15,492,926

		Principal Amountm		Value (U.S. $ )

	AGENCY MORTGAGE–BACKED SECURITIES (continued)
*	GNMA I S.F. 30 yr
	7.00% 12/15/34	USD	609,002	$647,444
	GNMA S.F. 30 yr TBA
	5.50% 1/1/38		1,115,000	1,123,189
	6.00% 1/1/38		1,115,000	1,141,481
	Total Agency Mortgage-Backed Securities (cost $111,943,413)			112,902,890

	AGENCY OBLIGATIONS–10.34%
	Fannie Mae
*	4.375% 3/15/13		6,200,000	6,317,991
*	4.625% 10/15/13		5,000,000	5,153,450
*	4.75% 11/19/12		9,500,000	9,841,895
*	4.875% 5/18/12		4,080,000	4,243,388
*	5.00% 9/15/08		1,100,000	1,108,135
	Federal Farm Credit Bank
	5.125% 8/25/16		615,000	644,390
	Federal Home Loan Bank System
	3.75% 1/8/10		8,600,000	8,635,070
*	4.25% 11/20/09		2,195,000	2,222,675
	4.50% 10/9/09		2,880,000	2,925,697
	4.875% 11/27/13		4,100,000	4,276,972
	5.375% 8/19/11		1,920,000	2,027,545
*	5.50% 8/13/14		1,460,000	1,575,825
^	Financing Corporation Interest Strip
	CPN 4.782% 4/6/12		645,000	554,646
	CPN 4.797% 5/2/12		125,000	107,542
	CPN 4.901% 10/6/12		545,000	456,802
	CPN 4.938% 10/6/13		109,000	87,161
	CPN 4.948% 10/6/14		650,000	491,809
	CPN 5.079% 2/8/13		252,000	207,606
	CPN 5.08% 8/8/13		252,000	202,963
	CPN 5.093% 4/6/14		135,000	104,654
	CPN 5.101% 10/6/11		120,000	104,938
	CPN 5.175% 3/26/12		200,000	171,936
	CPN 5.193% 10/6/15		353,000	252,448
	CPN 1 5.162% 5/11/12		330,000	283,967
	CPN 1 5.283% 5/11/15		400,000	292,076
	CPN 1 5.407% 11/11/17		700,000	445,750
	CPN 4 5.213% 10/6/15		200,000	143,030
	CPN 12 5.10% 12/6/11		638,000	553,484
	CPN 13 5.161% 12/27/12		100,000	82,893
	CPN 13 5.208% 6/27/13		400,000	323,584
	CPN 13 5.366% 12/27/16		366,000	244,589
	CPN 15 4.903% 9/7/13		860,000	690,211
	CPN 15 5.253% 3/7/16		674,000	470,181
	CPN 19 5.074% 12/6/10		120,000	108,511
	CPN 19 5.189% 6/6/16		120,000	82,597
	CPN A 5.098% 8/8/15		150,000	108,385
	CPN A 5.099% 2/8/15		150,000	111,159
	CPN A 5.112% 2/8/14		252,000	197,179
	CPN D 5.112% 9/26/11		550,000	481,598
	CPN D 5.119% 9/26/10		600,000	546,713
	Freddie Mac
	4.125% 12/21/12	USD	5,000,000	$5,040,840
*	4.50% 1/15/13		4,000,000	4,099,732
*	4.50% 7/15/13		3,500,000	3,587,224
*	4.625% 12/19/08		525,000	527,962
*	4.625% 10/25/12		7,500,000	7,731,217
	5.25% 2/24/11		3,000,000	3,041,196
*	5.40% 2/2/12		2,180,000	2,212,373
	5.45% 9/2/11		2,180,000	2,202,921
	5.50% 7/18/16		2,200,000	2,372,383
^	Residual Funding Principal Strip 5.175% 10/15/19		5,450,000	3,171,175
	Total Agency Obligations (cost $87,979,910)			90,868,468

	COMMERCIAL MORTGAGE-BACKED SECURITIES–3.43%
	Bank of America Commercial Mortgage Securities
•	Series 2004-3 A5 5.316% 6/10/39		1,035,000	1,064,689
•	Series 2005-6 AM 5.181% 9/10/47		355,000	345,265
•	Series 2006-3 A4 5.889% 7/10/44		1,835,000	1,906,593
	Series 2006-4 A4 5.634% 7/10/46		1,780,000	1,817,540
	Bear Stearns Commercial Mortgage Securities
#	Series 2004-ESA E 144A 5.064% 5/14/16		350,000	355,246
•	Series 2007-PW16 A4 5.713% 6/11/40		3,155,000	3,246,451
•	Series 2007-T28 A4 5.742% 9/11/42		2,160,000	2,212,714
•	Commercial Mortgage Pass Through Certificates
#	Series 2001-J1A A2 144A 6.457% 2/14/34		177,687	184,927
	Series 2006-C7 A2 5.69% 6/10/46		230,000	233,571
•	Credit Suisse Mortgage Capital Certificates
	Series 2006-C1 AAB 5.555% 2/15/39		115,000	116,651
#	Crown Castle Towers 144A
	Series 2005-1A C 5.074% 6/15/35		90,000	88,047
	Series 2006-1A B 5.362% 11/15/36		830,000	814,977
	General Electric Capital Commercial Mortgage
	Series 2002-1A A3 6.269% 12/10/35		440,000	463,298
	Goldman Sachs Mortgage Securities II
	Series 2006-GG8 A4 5.56% 11/10/39		1,390,000	1,411,676
•#	Series 2006-RR2 A1 144A 5.686% 6/23/46		345,000	308,847
•#	Series 2006-RR3 A1S 144A 5.659% 7/18/56		1,345,000	1,147,272
	Greenwich Capital Commercial Funding
	Series 2007-GG9 A4 5.444% 3/10/39		1,370,000	1,378,088

		Principal Amountm		Value (U.S. $)

	COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
	JPMorgan Chase Commercial Mortgage Securities
	Series 2002-C1 A3 5.376% 7/12/37	USD	305,000	$311,111
	Series 2002-C2 A2 5.05% 12/12/34		345,000	347,823
	Series 2003-C1 A2 4.985% 1/12/37		20,000	20,067
	Series 2006-LDP9 A2 5.134% 5/15/47		3,200,000	3,134,401
•#	Series 2006-RR1A A1 144A 5.455% 10/18/52		1,035,000	899,322
	Lehman Brothers-UBS Commercial Mortgage Trust
	Series 2002-C1 A4 6.462% 3/15/31		110,000	116,617
	Series 2003-C8 A2 4.207% 11/15/27		190,000	188,783
	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2007-5 A1 4.275% 8/12/48		214,503	211,464
	Morgan Stanley Capital I
#	Series 1999-FNV1 G 144A 6.12% 3/15/31		110,000	110,352
	Series 2006-IQ12 A4 5.332% 12/15/43		2,045,000	2,041,952
	Series 2006-HQ9 A4 5.731% 7/12/44		2,500,000	2,569,053
	Series 2007-IQ14 A4 5.692% 4/15/49		350,000	356,748
•	Series 2007-T27 A4 5.651% 6/13/42		890,000	913,180
•#	Morgan Stanley Dean Witter Capital I Series 2001-TOP1 E 144A 7.336% 2/15/33		100,000	102,071
#	Tower 144A
	Series 2004-2A A 4.232% 12/15/14		65,000	63,759
	Series 2006-1 B 5.588% 2/15/36		120,000	119,090
	Series 2006-1 C 5.707% 2/15/36		185,000	184,932
	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C28 A2 5.50% 10/15/48		655,000	660,826
	Series 2007-C30 A3 5.246% 12/15/43		715,000	713,713
	Total Commercial Mortgage-Backed Securities (cost $30,127,259)			30,161,116

	CONVERTIBLE BONDS–0.57%
	Advanced Micro Devices 6.00% 5/1/15 exercise price $28.08, expiration date 5/1/15		1,770,000	1,267,763
	Electronic Data Systems 3.875% 7/15/23 exercise price $34.14, expiration date 7/15/23		1,270,000	1,268,413
	Health Management Group 4.375% 3/15/17 exercise price $24.80, expiration date 3/15/17		235,000	231,475
‡	Mirant (Escrow) 2.50% 6/15/21 exercise price $67.95, expiration date 6/15/21		110,000	—
*•	U.S. Bancorp 3.176% 9/20/36 exercise price $38.28, expiration date 9/20/36		900,000	899,190
*•	Wyeth 4.886% 1/15/24 exercise price $60.09, expiration date 1/15/24	USD	1,220,000	$1,293,248
	Total Convertible Bonds (cost $5,144,734)			4,960,089

	CORPORATE BONDS–24.25%
	Banking–2.97%
	American Express Centurion Bank 5.55% 10/17/12		3,456,000	3,520,358
•	BAC Capital Trust XV 5.924% 6/1/56		1,045,000	873,843
•#	Banco Mercantil 144A 6.862% 10/13/21		1,320,000	1,305,348
•	Capital One FSB 5.211% 3/13/09		1,268,000	1,249,334
^	Dresdner Bank 4.66% 1/24/08		4,245,000	4,520,924
*#	HBOS Treasury Services 144A 5.25% 2/21/17		1,500,000	1,531,601
	HSBC Holdings 6.50% 9/15/37		590,000	573,687
	JPMorgan Chase Capital XXV 6.80% 10/1/37		2,452,000	2,364,853
#	Northern Rock 144A
	5.625% 6/22/17		695,000	705,992
•	6.594% 6/29/49		1,000,000	620,944
•#	PNC Preferred Funding Trust I 144A 6.113% 3/29/49		700,000	615,958
	Popular North America
	4.25% 4/1/08		335,000	334,304
•	5.643% 4/6/09		375,000	376,359
	Popular North America Capital Trust I 6.564% 9/15/34		260,000	232,414
	Silicon Valley Bank 5.70% 6/1/12		800,000	803,814
	U.S. Bank North America 4.80% 4/15/15		720,000	692,419
	Wachovia Bank
	6.00% 11/15/17		1,250,000	1,260,676
	6.60% 1/15/38		455,000	458,779
	Wells Fargo 5.625% 12/11/17		820,000	822,049
	WM Covered Bond Program 3.875% 9/27/11	EUR	2,326,000	3,236,646
				26,100,302
	Basic Industry–1.19%
*	AK Steel 7.75% 6/15/12	USD	370,000	373,700
	duPont (E.I.) deNemours 5.00% 1/15/13		1,150,000	1,158,527
	Foundation Pennsylvania Coal 7.25% 8/1/14		630,000	625,275
	Freeport McMoRan Copper & Gold 8.25% 4/1/15		155,000	164,688
	Georgia-Pacific
	7.70% 6/15/15		600,000	594,000
	8.875% 5/15/31		60,000	58,200
	9.50% 12/1/11		445,000	469,475

		Principal Amountm		Value (U.S. $)

	CORPORATE BONDS (continued)
	Basic Industry (continued)
#	GTL Trade Finance 144A 7.25% 10/20/17	USD	816,000	$829,645
*#	Ineos Group Holdings 144A 8.50% 2/15/16		255,000	228,225
	Lubrizol 4.625% 10/1/09		745,000	748,479
#	MacDermid 144A 9.50% 4/15/17		690,000	652,050
	Massey Energy
	6.625% 11/15/10		165,000	162,113
	6.875% 12/15/13		320,000	303,200
#	Momentive Performance Materials 144A 9.75% 12/1/14		180,000	166,500
#	NewPage 144A 10.00% 5/1/12		270,000	272,700
#	Norske Skogindustrier 144A 7.125% 10/15/33		580,000	488,350
‡	Port Townsend Paper 12.4312% 8/27/12		191,800	189,882
	Potlatch 13.00% 12/1/09		675,000	766,006
	Rohm & Haas 5.60% 3/15/13		950,000	988,255
•#	Ryerson 144A 12.574% 11/1/14		250,000	241,250
#	Steel Dynamics 144A
	6.75% 4/1/15		300,000	291,000
	7.25% 4/15/36		345,000	345,482
	7.375% 11/1/12		125,000	126,250
#	Witco 144A 6.875% 2/1/26		255,000	206,550
				10,449,802
	Brokerage–0.91%
	AMVESCAP 4.50% 12/15/09		180,000	177,691
•	Bear Stearns 5.494% 7/16/09		1,066,000	1,025,784
	Goldman Sachs Group 6.75% 10/1/37		2,734,000	2,687,178
	Jefferies Group 6.45% 6/8/27		915,000	852,312
	JPMorgan Chase 5.75% 1/2/13		1,320,000	1,346,602
•#	144A 9.60% 11/14/10		600,000	576,592
	LaBranche
	9.50% 5/15/09		600,000	600,750
	11.00% 5/15/12		480,000	472,200
	Lazard Group 6.85% 6/15/17		250,000	247,341
				7,986,450
	Capital Goods–1.13%
	Allied Waste North America
	7.375% 4/15/14		325,000	325,813
*	7.875% 4/15/13		425,000	436,688
*	Berry Plastics Holding 8.875% 9/15/14		245,000	233,975
	Casella Waste Systems 9.75% 2/1/13		600,000	615,000
	CPG International I 10.50% 7/1/13		380,000	361,000
	General Electric 5.25% 12/6/17		900,000	899,799
*	Graham Packaging 9.875% 10/15/14		265,000	245,125
	Graphic Packaging International 8.50% 8/15/11		235,000	233,825
*	Greenbrier 8.375% 5/15/15		115,000	110,400
*#	Hawker Beechcraft Acquisition 144A 9.75% 4/1/17		330,000	329,175
	Hexion US Finance 9.75% 11/15/14		445,000	482,825
	Interface 10.375% 2/1/10	USD	440,000	$463,100
	Intertape Polymer 8.50% 8/1/14		455,000	418,031
	KB Home 8.625% 12/15/08		235,000	231,475
	Koppers Industries 9.875% 10/15/13		215,000	227,363
	L-3 Communications 7.625% 6/15/12		950,000	977,312
•	Masco 5.433% 3/12/10		345,000	333,421
•	NXP BV Funding 7.993% 10/15/13		300,000	277,125
	Owens Brockway Glass Container 6.75% 12/1/14		520,000	520,000
#	Penhall International 144A 12.00% 8/1/14		205,000	191,675
*	Rental Services 9.50% 12/1/14		400,000	360,000
#	Siemens Finance 144A 6.125% 8/17/26		410,000	407,178
	Smurfit-Stone Container Enterprises 8.00% 3/15/17		400,000	388,500
*#	SPX 144A 7.625% 12/15/14		160,000	163,400
	Textron 6.50% 6/1/12		635,000	674,355
				9,906,560
	Communications–3.29%
	America Movil 6.375% 3/1/35		295,000	293,177
	American Tower 7.125% 10/15/12		660,000	681,450
#	144A 7.00% 10/15/17		175,000	176,750
	AT&T 5.10% 9/15/14		225,000	222,984
	AT&T Wireless 8.125% 5/1/12		2,060,000	2,292,657
	Broadview Network 11.375% 9/1/12		215,000	225,213
*	CCH I Holdings 13.50% 1/15/14		515,000	371,444
•	Centennial Communications 10.981% 1/1/13		615,000	631,913
	Charter Communications Holdings 13.50% 1/15/11		505,000	419,150
	Citizens Communications 7.125% 3/15/19		700,000	668,500
	Comcast
•	5.543% 7/14/09		395,000	393,706
	6.30% 11/15/17		2,200,000	2,286,747
	Cricket Communications 9.375% 11/1/14		465,000	438,263
	Dex Media West 9.875% 8/15/13		625,000	651,563
#	Digicel 144A 9.25% 9/1/12		475,000	486,305
	Donnelley (R.H.)
	8.875% 1/15/16		355,000	333,700
#	144A 8.875% 10/15/17		400,000	372,000
	Grupo Televisa 8.49% 5/11/37	MXN	17,600,000	1,525,812
•#	Hellas Telecommunications Luxembourg II 144A 10.993% 1/15/15	USD	325,000	307,938
	Hughes Network Systems/Finance 9.50% 4/15/14		472,000	480,260
	Idearc 8.00% 11/15/16		1,010,000	931,725
	Intelsat 11.25% 6/15/16		425,000	440,938
#	Lamar Media 144A 6.625% 8/15/15		165,000	161,288
#	LBI Media 144A 8.50% 8/1/17		325,000	314,844

		Principal Amountm		Value (U.S. $)

	CORPORATE BONDS (continued)
	Communications (continued)
	Level 3 Financing 9.25% 11/1/14	USD	980,000	$891,800
	Lucent Technologies 6.45% 3/15/29		470,000	390,688
	MetroPCS Wireless 9.25% 11/1/14		1,150,000	1,086,750
•#	Nortel Networks 144A 9.493% 7/15/11		590,000	578,200
	NTL Cable 9.125% 8/15/16		310,000	308,450
#	PAETEC Holding 144A 9.50% 7/15/15		225,000	220,500
#	Quebecor World 144A 7.75% 3/15/16		510,000	492,150
	Qwest 7.50% 10/1/14		560,000	571,200
	Qwest Capital Funding 7.25% 2/15/11		480,000	475,200
	Rural Cellular
	9.875% 2/1/10		820,000	854,850
•	10.661% 11/1/12		175,000	179,375
•	Sprint Nextel 5.243% 6/28/10		525,000	504,765
	Telecom Italia Capital 4.00% 1/15/10		1,140,000	1,117,091
	Telefonica Emisiones 5.984% 6/20/11		365,000	375,763
	THOMSON 5.70% 10/1/14		1,325,000	1,332,299
	Time Warner Cable 5.40% 7/2/12		1,895,000	1,900,683
	Time Warner Telecom Holdings 9.25% 2/15/14		380,000	390,450
	Triton PCS 8.50% 6/1/13		675,000	702,000
*#	Univision Communications PIK 144A 9.75% 3/15/15		240,000	219,900
	Viacom
•	5.341% 6/16/09		390,000	385,470
	5.75% 4/30/11		320,000	324,268
	Windstream 8.125% 8/1/13		435,000	452,400
				28,862,579
	Consumer Cyclical–2.82%
*#	Allison Transmission 144A 11.00% 11/1/15		270,000	247,050
*	Carrols 9.00% 1/15/13		230,000	210,450
	Corrections Corporation of America 7.50% 5/1/11		270,000	274,725
	CVS Caremark
	4.875% 9/15/14		390,000	377,201
	5.75% 6/1/17		1,257,000	1,267,370
•	DaimlerChrysler Holding 5.328% 8/3/09		980,000	973,696
	Ford Motor
	7.45% 7/16/31		610,000	455,975
	7.70% 5/15/97		230,000	158,700
	Ford Motor Credit
	5.75% 1/12/09	EUR	1,096,000	1,546,490
	7.375% 10/28/09	USD	110,000	103,580
*	7.80% 6/1/12		15,000	13,162
•	7.993% 1/13/12		740,000	622,093
	8.00% 12/15/16		290,000	246,700
	9.75% 9/15/10		555,000	529,886
#	Galaxy Entertainment Finance 144A 9.875% 12/15/12		560,000	593,600
	Gaylord Entertainment 8.00% 11/15/13		800,000	800,000
	General Motors
	6.375% 5/1/08	USD	750,000	$746,250
*	8.375% 7/15/33		1,635,000	1,324,350
	Global Cash Access/Finance 8.75% 3/15/12		300,000	283,500
	GMAC
	4.75% 9/14/09	EUR	1,026,000	1,332,527
	5.375% 6/6/11	EUR	774,000	935,952
•	6.119% 5/15/09	USD	2,630,000	2,450,486
	6.875% 9/15/11		1,855,000	1,588,176
	6.875% 8/28/12		58,000	48,648
	Lear 8.75% 12/1/16		740,000	677,100
	Majestic Star Casino 9.50% 10/15/10		985,000	935,750
	Mandalay Resort Group
	9.375% 2/15/10		250,000	260,000
	9.50% 8/1/08		700,000	717,500
	McDonald’s 6.30% 10/15/37		1,060,000	1,103,020
	Neiman Marcus Group PIK 9.00% 10/15/15		600,000	621,750
	Penney (J.C.) 7.375% 8/15/08		630,000	637,416
	PepsiCo 4.65% 2/15/13		960,000	967,538
#	Pokagon Gaming Authority 144A 10.375% 6/15/14		395,000	426,600
	Station Casinos
	6.00% 4/1/12		105,000	93,975
	6.625% 3/15/18		535,000	369,150
*#	Tenneco 144A 8.125% 11/15/15		285,000	283,575
	Toyota Motor Credit 1.30% 3/16/12	JPY	40,000,000	362,530
#	TRW Automotive 144A 7.00% 3/15/14	USD	220,000	203,500
				24,789,971
	Consumer Non-Cyclical–2.99%
	Abbott Laboratories
	5.15% 11/30/12		1,250,000	1,278,935
	5.60% 11/30/17		2,000,000	2,058,738
	ACCO Brands 7.625% 8/15/15		225,000	201,938
#	AmBev International Finance 144A 9.50% 7/24/17	BRL	1,455,000	694,803
	Amgen 144A
#	5.85% 6/1/17	USD	651,000	662,025
	6.375% 6/1/37		1,023,000	1,040,731
	Anheuser Busch 5.50% 1/15/18		1,205,000	1,232,520
	Aramark 8.50% 2/1/15		1,100,000	1,119,250
	AstraZeneca 5.90% 9/15/17		2,050,000	2,156,594
#	Cerveceria Nacional Dominicana 144A 8.00% 3/27/14		358,000	364,265
*	Chiquita Brands International 8.875% 12/1/15		275,000	250,250
	Clorox 5.45% 10/15/12		570,000	575,307
*	Constellation Brands 8.125% 1/15/12		485,000	488,638
	Cott Beverages 8.00% 12/15/11		280,000	261,800
#	Covidien International Finance 144A
	6.00% 10/15/17		489,000	506,920
	6.55% 10/15/37		785,000	817,972

		Principal Amountm		Value (U.S. $)

	CORPORATE BONDS (continued)
	Consumer Non-Cyclical (continued)
	CRC Health 10.75% 2/1/16	USD	1,040,000	$1,071,200
	Del Monte
	6.75% 2/15/15		135,000	128,250
	8.625% 12/15/12		105,000	106,313
	Diageo Capital
	5.20% 1/30/13		190,000	191,078
	5.75% 10/23/17		970,000	977,322
	HCA
	9.25% 11/15/16		725,000	763,063
	PIK 9.625% 11/15/16		660,000	699,600
	Jarden 7.50% 5/1/17		505,000	436,825
	Kellogg 5.125% 12/3/12		855,000	863,088
	Kraft Foods
	4.125% 11/12/09		15,000	14,877
	6.125% 2/1/18		2,075,000	2,094,764
	National Beef Packing 10.50% 8/1/11		360,000	343,800
	Omnicare 6.875% 12/15/15		400,000	374,000
*	Pilgrim’s Pride 8.375% 5/1/17		943,000	928,855
	Safeway 6.35% 8/15/17		570,000	595,160
#	Seminole Indian Tribe of Florida 144A 7.804% 10/1/20		285,000	294,171
	Universal Hospital PIK 8.50% 6/1/15		450,000	456,750
	Wyeth 5.50% 2/1/14		2,195,000	2,232,242
				26,282,044
	Electric–1.92%
	AES
	7.75% 3/1/14		350,000	354,375
#	144A 8.00% 10/15/17		275,000	282,563
‡#	Calpine 144A 8.496% 7/15/09		376,338	398,918
	Commonwealth Edison 6.15% 9/15/17		800,000	825,913
	Duquense Light Holdings 5.50% 8/15/15		1,050,000	1,011,449
	Elwood Energy 8.159% 7/5/26		805,854	809,615
#	Illinois Power 144A 6.125% 11/15/17		615,000	622,478
	ISA Capital do Brasil
*	7.875% 1/30/12		225,000	230,063
	8.80% 1/30/17		100,000	103,250
#	ISA Capital do Brasil 144A
*	7.875% 1/30/12		1,075,000	1,099,187
	8.80% 1/30/17		565,000	583,363
	MidAmerican Energy Holdings 5.95% 5/15/37		1,050,000	1,021,943
	Midamerican Funding 6.75% 3/1/11		20,000	21,311
	Midwest Generation 8.30% 7/2/09		340,385	345,491
	Mirant Americas Generation 8.30% 5/1/11		540,000	544,050
	Mirant North America 7.375% 12/31/13		430,000	433,225
	NRG Energy 7.375% 2/1/16		2,010,000	1,964,774
	Orion Power Holdings 12.00% 5/1/10		575,000	629,625
	Pacific Gas & Electric 5.625% 11/30/17		810,000	813,983
	Pepco Holdings 6.125% 6/1/17		685,000	697,991
	Potomac Electric Power 6.50% 11/15/37	USD	100,000	$101,489
#	Power Contract Financing 144A 6.256% 2/1/10		110,831	113,240
	PSEG Power 5.50% 12/1/15		560,000	549,119
	Southwestern Electric Power 5.875% 3/1/18		1,130,000	1,116,815
	Virginia Electric Power 5.10% 11/30/12		1,730,000	1,739,303
#	West Penn Power 144A 5.95% 12/15/17		455,000	458,070
				16,871,603
	Energy–1.77%
	Apache 5.25% 4/15/13		305,000	312,542
	Chesapeake Energy
	6.375% 6/15/15		50,000	48,625
	6.625% 1/15/16		705,000	692,663
	Compton Petroleum Finance 7.625% 12/1/13		415,000	388,025
	Devon Energy 7.95% 4/15/32		145,000	177,985
	EnCana 5.90% 12/1/17		910,000	932,646
	Energy Partners 9.75% 4/15/14		450,000	427,500
	Enterprise Products Operating
	5.60% 10/15/14		795,000	794,513
•	8.375% 8/1/66		475,000	487,064
	Geophysique-Veritas
	7.50% 5/15/15		85,000	86,488
	7.75% 5/15/17		370,000	375,550
*#	Helix Energy Solutions 144A 9.50% 1/15/16		220,000	224,950
#	Hilcorp Energy I 144A 9.00% 6/1/16		470,000	488,800
	Husky Energy 6.80% 9/15/37		480,000	506,179
#	Key Energy Services 144A 8.375% 12/1/14		285,000	292,838
#	Lukoil International Finance 144A 6.356% 6/7/17		755,000	716,646
	Mariner Energy 8.00% 5/15/17		400,000	382,500
#	OPTI Canada 144A
	7.875% 12/15/14		250,000	245,625
	8.25% 12/15/14		75,000	74,625
	Petrobras International Finance 5.875% 3/1/18		1,140,000	1,139,429
	PetroHawk Energy 9.125% 7/15/13		610,000	645,075
	Plains Exploration & Production 7.00% 3/15/17		495,000	475,819
#	Ras Laffan Liquefied Natural Gas III 144A
	5.832% 9/30/16		425,000	432,611
	5.838% 9/30/27		500,000	473,350
	Siberian Oil 10.75% 1/15/09		30,000	31,422
#	Stallion Oilfield Services 144A 9.75% 2/1/15		325,000	300,625
	Suncor Energy 6.50% 6/15/38		790,000	847,586

		Principal Amountm		Value (U.S. $)

	CORPORATE BONDS (continued)
	Energy (continued)
	TransCanada Pipelines
	6.20% 10/15/37	USD	985,000	$981,301
•	6.35% 5/15/67		420,000	394,334
	Whiting Petroleum 7.25% 5/1/13		735,000	727,650
	Williams 7.50% 1/15/31		925,000	999,000
	XTO Energy 6.25% 8/1/17		405,000	425,659
				15,529,625
	Finance Companies–1.63%
•	American Express 6.80% 9/1/66		1,130,000	1,147,640
#	Capmark Financial Group 144A 6.30% 5/10/17		864,000	645,122
	Cardtronics 9.25% 8/15/13		295,000	289,100
	FTI Consulting 7.625% 6/15/13		925,000	952,750
	General Electric Capital
	5.125% 1/28/14	SEK	6,500,000	998,615
	5.625% 9/15/17	USD	960,000	986,772
•	5.81% 2/2/11	NOK	7,500,000	1,365,283
	General Electric Capital UK Funding 4.625% 1/18/16	GBP	503,000	929,136
•	HSBC Financial 4.919% 4/24/10	CAD	688,000	680,551
•#	ILFC E-Capital Trust II 144A 6.25% 12/21/65	USD	660,000	631,732
	International Lease Finance
	5.35% 3/1/12		780,000	781,231
	5.875% 5/1/13		440,000	447,792
	Leucadia National 8.125% 9/15/15		475,000	477,375
#	Nuveen Investments 144A 10.50% 11/15/15		460,000	460,575
	SLM 5.375% 1/15/13		2,510,000	2,247,707
	Washington Mutual
*	5.25% 9/15/17		530,000	442,831
	5.50% 8/24/11		545,000	486,508
•#	Xstrata Finance 144A 5.229% 11/13/09		310,000	309,234
				14,279,954
	Industrial–0.08%
	American Railcar 7.50% 3/1/14		150,000	142,500
	Trimas 9.875% 6/15/12		610,000	597,800
				740,300
	Insurance–1.22%
	American International Group 5.85% 1/16/18		1,295,000	1,305,935
	Berkshire Hathaway Finance 4.85% 1/15/15		655,000	656,939
#	Max USA Holdings 144A 7.20% 4/14/17		755,000	763,269
#	Metropolitan Life Global Funding I 144A 4.25% 7/30/09		450,000	450,444
	Montpelier Re Holdings 6.125% 8/15/13		195,000	189,068
t•#	Twin Reefs Pass Through Trust 144A 6.243% 12/31/49		600,000	391,242
#	UnitedHealth Group 144A
	5.50% 11/15/12	USD	1,500,000	$1,523,860
	6.00% 11/15/17		1,950,000	1,979,577
	Unitrin 6.00% 5/15/17		775,000	742,447
	Unum Group 5.859% 5/15/09		320,000	325,925
	WellPoint
	5.00% 1/15/11		1,055,000	1,057,257
	5.00% 12/15/14		836,000	801,968
•#	White Mountains Re Group 144A 7.506% 5/29/49		625,000	560,815
				10,748,746
	Natural Gas–0.85%
	AmeriGas Partners 7.125% 5/20/16		490,000	477,750
	CenterPoint Energy Resource 6.125% 11/1/17		505,000	514,876
	Dynergy Holdings 7.75% 6/1/19		1,040,000	964,600
	El Paso
*	6.875% 6/15/14		415,000	420,073
	7.00% 6/15/17		360,000	362,173
#	El Paso Performance-Linked Trust 144A 7.75% 7/15/11		325,000	335,150
	Ferrellgas Finance Escrow 6.75% 5/1/14		195,000	192,319
	Inergy Finance
	6.875% 12/15/14		275,000	268,813
	8.25% 3/1/16		75,000	78,000
	Kinder Morgan Energy Partners 5.125% 11/15/14		480,000	468,354
	Kinder Morgan Finance 5.35% 1/5/11		620,000	615,912
	Regency Energy Partners 8.375% 12/15/13		438,000	453,330
	Transocean 6.00% 3/15/18		690,000	689,458
	Valero Energy
	6.125% 6/15/17		680,000	692,292
	6.625% 6/15/37		535,000	540,531
	Valero Logistics Operations 6.05% 3/15/13		415,000	424,677
				7,498,308
	Real Estate–0.37%
	BF Saul REIT 7.50% 3/1/14		516,000	477,300
*	Host Marriott 7.125% 11/1/13		725,000	734,062
	iStar Financial
*	5.15% 3/1/12		375,000	324,373
	5.875% 3/15/16		635,000	519,163
	Regency Centers 5.875% 6/15/17		510,000	493,712
•#	USB Realty 144A 6.091% 12/22/49		800,000	711,403
				3,260,013
	Technology–0.41%
	Freescale Semiconductor 8.875% 12/15/14		320,000	287,200
	International Business Machines 4.00% 11/11/11	EUR	1,000,000	1,416,119

		Principal Amountm		Value (U.S. $)

	CORPORATE BONDS (continued)
	Technology (continued)
	Sungard Data Systems
	9.125% 8/15/13	USD	345,000	$352,763
	10.25% 8/15/15		272,000	279,480
	Xerox 5.50% 5/15/12		1,230,000	1,251,642
				3,587,204
	Transportation–0.70%
#	Erac USA Finance 144A 7.00% 10/15/37		1,435,000	1,307,134
	Hertz 8.875% 1/1/14		935,000	952,531
	Kansas City Southern de Mexico 9.375% 5/1/12		805,000	847,263
	Kansas City Southern Railway 9.50% 10/1/08		350,000	358,750
‡	Northwest Airlines 10.00% 2/1/09		145,000	5,438
	Red Arrow International Leasing 8.375% 3/31/12	RUB	59,787,974	2,461,027
	Seabulk International 9.50% 8/15/13	USD	215,000	228,438
				6,160,581
	Total Corporate Bonds (cost $215,154,799)			213,054,042
	FOREIGN AGENCIES–1.48%æ

	Austria–0.21%
	Oesterreichische Kontrollbank 1.80% 3/22/10	JPY	196,000,000	1,795,971
				1,795,971
	Germany–1.27%
	KFW
	1.75% 3/23/10	JPY	100,000,000	915,347
	3.50% 7/4/21	EUR	2,194,000	2,835,105
	4.125% 7/4/17	EUR	3,441,000	4,870,022
	6.00% 7/15/09	NZD	2,210,000	1,633,258
	Rentenbank 1.375% 4/25/13	JPY	103,000,000	935,279
				11,189,011
	Total Foreign Agencies (cost $12,428,003)			12,984,982

	MUNICIPAL BONDS–0.30%
	Augusta, Georgia Water & Sewer Revenue 5.25% 10/1/39 (FSA)	USD	85,000	89,636
	Buckeye Tobacco Settlement Financing Authority 5.875% 6/1/47		1,380,000	1,324,856
	California State 5.00% 2/1/33		25,000	27,260
	California State University Systemwide Revenue 5.00% 11/1/30 (AMBAC)		95,000	98,624
	Illinois State Taxable Pension 5.10% 6/1/33		10,000	9,652
	Massachusetts Health & Education Facilities Authority Revenue Series A 5.00% 7/15/36		220,000	229,319
	New Jersey Economic Development Authority Revenue Cigarette Tax 5.75% 6/15/29	USD	25,000	$24,531
	New York State Urban Development Series A-1 5.25% 3/15/34 (FGIC)		40,000	41,974
	Oregon State Taxable Pension 5.892% 6/1/27		5,000	5,273
	West Virginia Tobacco Settlement Finance Authority 7.467% 6/1/47		865,000	809,121
	Total Municipal Bonds (cost $2,716,054)			2,660,246

	NON-AGENCY ASSET-BACKED SECURITIES–4.64%
•	Bank of America Credit Card Trust Series 2006-A10 A10 5.008% 2/15/12		9,585,000	9,543,718
	Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11		1,005,000	1,012,489
	Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		900,000	905,569
	Caterpillar Financial Asset Trust Series 2007-A A3A 5.34% 6/25/12		325,000	329,895
	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-3 1A6 4.707% 9/25/13		801,676	804,107
•	Chase Issuance Trust Series 2007-A11 A11 5.028% 7/16/12		7,562,500	7,510,841
	Citibank Credit Card Issuance Trust
	Series 2007-A3 A3 6.15% 6/15/39		1,797,000	1,806,854
•	Series 2007-A6 A6 5.238% 7/12/12		10,500,000	10,431,493
•	Series 2007-A7 A7 5.299% 8/20/14		1,065,000	1,065,848
	CNH Equipment Trust Series 2007-B A3A 5.40% 10/17/11		470,000	476,150
•	Countrywide Asset-Backed Certificates Series 2006-S7 A3 5.712% 11/25/35		1,165,000	1,008,110
	Discover Card Master Trust Series 2007-A1 A1 5.65% 3/16/20		1,580,000	1,578,004
#	Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		1,325,000	1,278,023
•	GMAC Mortgage Loan Trust Series 2006-HE3 A2 5.75% 10/25/36		180,000	162,610
	Hyundai Auto Receivables Trust Series 2007-A A3A 5.04% 1/17/12		325,000	326,531
•#	MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35		193,056	175,500
•	Merrill Lynch Mortgage Investors Series 2006-AR1 A2C 5.025% 3/25/37		130,000	121,125
	Mid-State Trust Series 11 A1 4.864% 7/15/38		17,117	16,837
	Mid-State Trust Series 2005-1 A 5.745% 1/15/40		195,918	187,408

		Principal Amountm		Value (U.S. $)

	NON-AGENCY ASSET-BACKED SECURITIES (continued)
#	Mid-State Trust Series 2006-1 A 144A 5.787% 10/15/40	USD	239,795	$228,630
	Renaissance Home Equity Loan Trust Series 2005-4 A2 5.399% 2/25/36		25,859	25,768
•	Residential Asset Securities Series 2006-KS3 AI3 5.035% 4/25/36		105,000	100,122
	RSB Bondco Series 2007-A A2 5.72% 4/1/18		555,000	577,390
•#	SLM Student Loan Trust Series 2003-4 A5C 144A 5.151% 3/15/33		1,035,000	1,024,650
	Structured Asset Securities Series 2001-SB1 A2 3.375% 8/25/31		41,661	36,082
	Total Non-Agency Asset-Backed Securities (cost $41,131,275)			40,733,754

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS – 7.40%
•	Adjustable Rate Mortgage Trust Series 2005-10 3A11 5.416% 1/25/36		1,060,271	1,025,034
	Bank of America Alternative Loan Trust
	Series 2003-10 2A1 6.00% 12/25/33		1,067,663	1,070,332
	Series 2004-2 1A1 6.00% 3/25/34		2,727	2,734
	Series 2004-10 1CB1 6.00% 11/25/34		73,176	72,673
	Series 2004-11 1CB1 6.00% 12/25/34		4,476	4,487
	Series 2005-1 2A1 5.50% 2/25/20		639,866	643,666
	Series 2005-3 2A1 5.50% 4/25/20		88,834	89,362
	Series 2005-5 2CB1 6.00% 6/25/35		161,989	162,394
	Series 2005-6 7A1 5.50% 7/25/20		323,408	321,893
	Series 2005-9 5A1 5.50% 10/25/20		451,912	454,595
	Bank of America Funding
	Series 2005-8 1A1 5.50% 1/25/36		1,237,917	1,226,312
	Series 2006-5 2A10 5.75% 9/25/36		1,650,000	1,655,878
	Bank of America Mortgage Securities
•	Series 2003-D 1A2 7.281% 5/25/33		59	60
	Series 2005-9 2A1 4.75% 10/25/20		301,262	297,026
•	Series 2005-A 1A1 4.093% 2/25/35		79,272	78,499
•	Bear Stearns Adjustable Rate Mortgage Trust Series 2007-3 1A1 5.48% 5/25/47		1,575,744	1,566,071
	Bear Stearns Asset Backed Securities Series 2005-AC8 A5 5.50% 11/25/35		280,658	282,068
	Chase Mortgage Finance Series 2003-S8 A2 5.00% 9/25/18		520,740	509,942
	Citicorp Mortgage Securities Series 2006-3 1A4 6.00% 6/25/36		1,180,000	1,166,806
•	Citigroup Mortgage Loan Trust
	Series 2004-UST1 A6 5.087% 8/25/34		1,777,191	1,753,959
	Series 2007-AR5 1AB 5.617% 4/25/37		771,546	766,034
	Series 2007-AR8 1A3A 6.059% 8/25/37		1,333,619	1,327,351
	Countrywide Alternative Loan Trust
	Series 2004-28CB 6A1 6.00% 1/25/35		375,690	376,630
•	Series 2004-J7 1A2 4.673% 8/25/34	USD	11,494	$11,436
•	Series 2005-63 3A1 5.891% 11/25/35		312,709	303,624
	Series 2006-2CB A3 5.50% 3/25/36		249,354	247,931
t	Countrywide Home Loan Mortgage Pass Through Trust
•	Series 2003-21 A1 4.093% 5/25/33		764	766
•	Series 2004-HYB4 M 4.834% 9/20/34		373,411	356,140
	Series 2005-23 A1 5.50% 11/25/35		1,640,608	1,613,436
	Series 2006-1 A2 6.00% 3/25/36		285,900	286,793
	Series 2006-1 A3 6.00% 3/25/36		164,490	161,303
	Series 2006-17 A5 6.00% 12/25/36		566,765	573,494
•	Series 2006-HYB3 3A1A 6.095% 5/20/36		356,688	369,469
•	Series 2007-HYB1 4A2 5.933% 3/25/37		2,100,619	2,095,407
	Credit Suisse First Boston Mortgage Securities Series 2003-29 5A1 7.00% 12/25/33		9,446	9,443
	First Horizon Asset Securities
	Series 2003-5 1A17 8.00% 8/25/33		1,883	2,003
•	Series 2004-AR5 4A1 5.70% 10/25/34		26,916	26,845
•	Series 2007-AR2 1A1 5.855% 8/25/37		1,414,373	1,416,141
•	Series 2007-AR3 2A2 6.315% 11/25/37		2,675,176	2,689,262
•	GMAC Mortgage Loan Trust Series 2005-AR2 4A 5.183% 5/25/35		1,685,854	1,658,983
#	GSMPS Mortgage Loan Trust 144A
	Series 2005-RP1 1A3 8.00% 1/25/35		280,287	303,173
	Series 2005-RP1 1A4 8.50% 1/25/35		221,177	241,074
	Series 2006-RP1 1A2 7.50% 1/25/36		361,398	391,618
	GSR Mortgage Loan Trust
	Series 2006-1F 5A2 6.00% 2/25/36		214,278	213,341
•	Series 2006-AR1 3A1 5.392% 1/25/36		599,550	592,446
•	JPMorgan Mortgage Trust
	Series 2004-A6 1A2 4.853% 12/25/34		549,058	543,408
	Series 2005-A4 1A1 5.401% 7/25/35		314,152	310,925
	Series 2005-A6 1A2 5.138% 9/25/35		855,000	836,212
	Series 2005-A8 2A1 4.948% 11/25/35		2,220,384	2,206,374
	Lehman Mortgage Trust
	Series 2005-2 2A3 5.50% 12/25/35		239,696	239,209
	Series 2006-1 3A3 5.50% 2/25/36		23,400	23,238
•	MASTR Adjustable Rate Mortgages Trust
	Series 2003-6 1A2 6.739% 12/25/33		2,767	2,856
	Series 2005-6 7A1 5.326% 6/25/35		191,078	188,820
	Series 2006-2 4A1 4.991% 2/25/36		53,964	52,734
	MASTR Alternative Loans Trust Series 2003-9 1A1 5.50% 12/25/18		49,666	49,433
#	MASTR Reperforming Loan Trust 144A
	Series 2005-1 1A5 8.00% 8/25/34		435,558	469,686
	Series 2005-2 1A4 8.00% 5/25/35		256,169	276,716
	Morgan Stanley Mortgage Loan Trust Series 2006-2 6A 6.50% 2/25/36		196,052	196,603
	Nomura Asset Acceptance
	Series 2005-WF1 2A2 4.786% 3/25/35		275,000	258,982
•	Series 2006-AF1 1A2 6.159% 5/25/36		400,000	382,566

		Principal Amountm		Value (U.S. $)

	NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	Prime Mortgage Trust Series 2004-CL1 1A1 6.00% 2/25/34	USD	9,164	$9,307
	Residential Asset Mortgage Products
	Series 2004-SL1 A3 7.00% 11/25/31		430	439
	Series 2004-SL4 A3 6.50% 7/25/32		41,722	41,421
	Series 2005-SL1 A2 6.00% 5/25/32		102,196	103,087
•	Residential Funding Mortgage Securities I Series 2006-SA3 3A1 6.038% 9/25/36		452,512	452,518
•	Structured Adjustable Rate Mortgage Loan Trust Series 2004-18 5A 5.50% 12/25/34		33,673	33,171
	Structured Asset Securities
•	Series 2002-22H 1A 6.965% 11/25/32		1,412	1,419
	Series 2004-5H A2 4.43% 12/25/33		83,131	82,768
	Series 2004-12H 1A 6.00% 5/25/34		411,100	415,596
t	Washington Mutual Alternative Mortgage Pass Through Certificates
	Series 2005-1 5A2 6.00% 3/25/35		49,741	50,130
	Series 2005-9 3CB 5.50% 10/25/20		250,311	251,798
	Series 2006-5 2CB3 6.00% 9/25/36		475,132	473,295
t	Washington Mutual Mortgage Pass Through Certificates
	Series 2004-CB3 1A 6.00% 10/25/34		309,222	309,995
	Series 2004-CB3 4A 6.00% 10/25/19		90,022	91,456
•	Series 2006-AR10 1A1 5.942% 7/25/36		478,774	483,777
•	Series 2006-AR14 2A1 5.761% 11/25/36		3,200,876	3,190,823
•	Series 2007-HY1 1A1 5.715% 2/25/37		43,969	43,826
•	Series 2007-HY3 4A1 5.35% 3/25/37		2,621,130	2,609,047
•	Series 2007-HY6 2A2 5.285% 6/25/37		1,433,221	1,408,184
	Wells Fargo Mortgage Backed Securities Trust
•	Series 2004-O A1 4.892% 8/25/34		3,964,322	3,888,047
•	Series 2004-T A1 6.18% 9/25/34		61,882	62,034
	Series 2005-12 1A7 5.50% 11/25/35		462,797	450,504
	Series 2005-17 1A2 5.50% 1/25/36		375,764	365,783
	Series 2005-18 1A1 5.50% 1/25/36		54,417	53,482
•	Series 2005-AR16 6A4 5.00% 10/25/35		1,192,566	1,194,329
	Series 2006-1 A3 5.00% 3/25/21		812,903	801,472
	Series 2006-2 3A1 5.75% 3/25/36		479,349	471,493
	Series 2006-3 A11 5.50% 3/25/36		2,295,000	2,203,088
	Series 2006-4 2A3 5.75% 4/25/36		247,393	243,691
•	Series 2006-AR5 2A1 5.532% 4/25/36		450,731	453,482
•	Series 2006-AR6 7A1 5.11% 3/25/36		3,484,224	3,391,024
•	Series 2006-AR10 5A1 5.597% 7/25/36		427,945	431,130
•	Series 2006-AR11 A7 5.516% 8/25/36		2,260,728	2,204,354
•	Series 2006-AR12 1A2 6.025% 9/25/36		263,823	261,559
•	Series 2006-AR14 2A4 6.088% 10/25/36		367,522	364,738
•	Series 2006-AR18 2A2 5.718% 11/25/36		1,099,983	1,102,078
•	Series 2006-AR19 A1 5.65% 12/25/36		1,291,189	1,268,612
	Series 2007-8 2A6 6.00% 7/25/37		310,000	302,575
	Series 2007-13 A7 6.00% 9/25/37		1,002,901	999,767
	Total Non-Agency Collateralized Mortgage Obligations (cost $64,916,773)			65,020,995

	REGIONAL AGENCIES–1.06%▲
	Australia–1.06%
	New South Wales Treasury
	5.50% 3/1/17	AUD	1,681,000	$1,340,096
	6.00% 5/1/12	AUD	2,088,000	1,744,725
	Queensland Treasury 6.00% 8/14/13	AUD	7,497,000	6,255,737
	Total Regional Agency (cost $9,301,346)			9,340,558

	REGIONAL AUTHORITIES–0.20%▲
	Canada–0.20%
	Ontario Province 1.875% 1/25/10	JPY	55,000,000	504,600
	Quebec Province 4.50% 12/1/17	CAD	1,243,000	1,246,765
	Total Regional Authority (cost $1,710,534)			1,751,365

«	SENIOR SECURED LOANS–1.87%
	Allied Waste North America 7.73% 3/28/14	USD	92,814	88,899
	ALLTEL 7.69% 12/21/14		255,000	246,234
	Aramark
	7.08% 1/26/14		456,099	434,911
	7.485% 1/26/14		33,901	32,248
	AWAS 2nd Lien 11.44% 3/21/13		410,728	396,353
	Bausch & Lomb 8.34% 4/11/15		295,000	294,103
	Building Materials 8.256% 2/22/14		298,502	254,721
	Community Health Systems
	7.61% 7/2/14		886,531	854,949
	7.61% 8/25/14		43,852	42,289
	Cricket Communications 7.94% 6/16/13		124,369	122,892
	Dynegy Holdings 7.65% 4/2/13		410,000	389,158
	Energy Futures Holdings
	7.565% 10/10/14		1,030,000	1,011,733
	8.39% 10/10/14		950,000	933,636
	Freescale Semiconductor 7.37% 12/1/13		234,410	217,572
	Georgia Pacific Term Tranche Loan B 7.115% 12/22/12		225,000	214,610
	Goodyear Tire 7.47% 4/30/14		270,000	251,775
	HCA 7.12% 11/18/13		1,159,750	1,117,709
	Healthsouth 8.62% 3/10/13		529,715	506,982
	Idearc 7.35% 11/1/14		397,499	378,967
	Jarden 7.67% 1/24/12		248,718	240,502
	MacDermid 7.45% 4/12/14		201,199	192,145
	MetroPCS Wireless 9.70% 2/20/14		235,000	226,710
	NE Energy 7.87% 11/1/13		194,971	186,502
	Solar Capital 7.53% 2/11/13		194,509	188,242
	Stallion Oilfield Services 10.86% 6/12/13		800,000	760,000
	Talecris Biotherapeutics 2nd Lien 11.85% 12/6/14		705,000	703,238
	Telesat Canada 9.00% 2/14/08		1,345,000	1,284,475
	Time Warner Telecom Holdings 7.62% 1/7/13		245,000	236,731
	United Airlines 7.375% 2/1/14		573,777	538,097
	Univision Communications 7.60% 9/15/14		475,000	433,867
	US Airways Group 8.05% 3/23/14		175,000	162,166
	Windstream Term Loan B 6.86% 7/17/13		3,567,075	3,509,305
	Total Senior Secured Loans (cost $16,918,977)			16,451,721

		Principal Amountm		Value (U.S. $)

	SOVEREIGN AGENCIES–0.11%▲
	Norway–0.11%
	Kommunalbanken 4.25% 10/24/11	NOK	5,340,000	$954,590
	Total Sovereign Agencies (cost $856,555)			954,590

	SOVEREIGN DEBT–14.03%▲
	Austria–0.63%
	Republic of Austria
	5.25% 1/4/11	EUR	1,267,000	1,908,265
#	144A 4.00% 9/15/16	EUR	2,546,000	3,618,517
				5,526,782
	Canada–0.40%
	Canadian Government
	3.75% 6/1/12	CAD	2,710,000	2,714,227
	4.00% 6/1/17	CAD	800,000	805,796
				3,520,023
	Colombia–0.08%
	Republic of Colombia 12.00% 10/22/15	COP	1,343,000,00	740,367
				740,367
	Finland–0.02%
	Republic of Finland 4.75% 2/21/12	NOK	1,110,000	201,943
				201,943
	France–0.51%
	France Government O.A.T.
	4.00% 10/25/38	EUR	1,690,000	2,204,426
	4.00% 4/25/55	EUR	1,738,000	2,242,320
				4,446,746
	Germany–1.06%
	Bundesobligation 4.25% 10/12/12	EUR	1,211,000	1,777,057
	Deutschland Republic
	4.25% 7/4/17	EUR	2,891,000	4,199,983
	6.25% 1/4/24	EUR	1,934,000	3,357,842
				9,334,882
	Indonesia–0.54%
	Republic of Indonesia
	6.625% 2/17/37	USD	1,108,000	1,056,825
	10.00% 9/17/24	IDR	4,500,000,000	455,705
	10.25% 7/15/22	IDR	9,643,000,000	999,416
	10.25% 7/15/27	IDR	21,445,000,000	2,192,445
				4,704,391
	Japan–4.14%
	Japan Government
	5 yr Bond 1.50% 6/20/11	JPY	605,300,000	5,544,074
	10 yr Bond 1.70% 3/20/17	JPY	18,000,000	165,050
	10 yr Bond 1.70% 9/20/17	JPY	125,100,000	1,144,906
	10 yr Bond 1.90% 6/20/16	JPY	632,800,000	5,930,876
	20 yr Bond 2.00% 3/20/27	JPY	1,491,000,00	13,284,110
	20 yr Bond 2.10% 12/20/26	JPY	408,700,000	3,682,661
	20 yr Bond 2.30% 6/20/26	JPY	584,100,000	5,439,451
	30 yr Bond 2.40% 3/20/37	JPY	133,000,000	1,208,164
				36,399,292
	Malaysia–0.46%
	Malaysian Government
	3.718% 6/15/12	MYR	4,440,000	1,341,550
	3.756% 4/28/11	MYR	5,798,000	1,762,994
	3.814% 2/15/17	MYR	450,000	132,773
	7.00% 3/15/09	MYR	2,542,000	800,203
				4,037,520
	Mexico–1.19%
	Mexican Government
	5.625% 1/15/17	USD	5,126,000	$5,208,016
	8.00% 12/17/15	MXN	43,472,000	3,943,620
	9.00% 12/20/12	MXN	4,124,000	393,512
	10.00% 12/5/24	MXN	8,420,000	898,303
				10,443,451
	Norway–0.23%
	Norwegian Government 6.50% 5/15/13	NOK	10,081,000	2,017,287
				2,017,287
	Philippines–0.58%
	Philippines Government 6.375% 1/15/32	USD	5,117,000	5,117,000
				5,117,000
	Poland–0.37%
	Poland Government
	4.75% 4/25/12	PLN	3,562,000	1,370,674
	5.25% 10/25/17	PLN	2,151,000	828,879
	6.25% 10/24/15	PLN	2,536,000	1,043,448
				3,243,001
	Republic of Korea–0.13%
	Government of South Korea 4.25% 12/7/21	EUR	900,000	1,153,743
				1,153,743
	Russia–1.39%
	Russia Government
#	144A 7.50% 3/31/30	USD	1,056,330	1,204,216
	7.50% 3/31/30	USD	9,573,300	10,983,275
				12,187,491
	Turkey–1.00%
	Republic of Turkey 11.875% 1/15/30	USD	5,567,000	8,795,860
				8,795,860
	Ukraine–0.07%
#	Ukraine Government 144A 6.75% 11/14/17	USD	662,000	651,408
				651,408
	United Arabic Emirates–0.26%
#	Emirate of Abu Dhabi 144A 5.50% 8/2/12	USD	2,200,000	2,264,893
				2,264,893
	United Kingdom–0.97%
#	CS International for City of Kiev Ukraine 8.25% 11/26/12	USD	397,000	399,184
	U.K. Treasury
	4.25% 3/7/11	GBP	1,740,000	3,441,170
	4.75% 9/7/15	GBP	623,000	1,257,681
	5.00% 3/7/12	GBP	703,000	1,429,648
	5.25% 6/7/12	GBP	369,000	756,735
	9.00% 7/12/11	GBP	540,000	1,231,877
				8,516,295
	Total Sovereign Debt (cost $119,404,894)			123,302,375

	SUPRANATIONAL BANKS–3.41%
	Asia Development Bank
	0.50% 10/9/12	AUD	759,000	484,268
	4.75% 6/15/17	CAD	1,191,000	1,219,920
	European Bank for Reconstruction & Development 12.50% 3/23/09	ISK	154,100,000	2,418,714

		Principal Amountm		Value (U.S. $)

	SUPRANATIONAL BANKS (continued)
	European Investment Bank
	1.40% 6/20/17	JPY	258,900,000	$2,309,363
	4.25% 12/7/10	GBP	826,000	1,617,816
	4.75% 10/15/17	EUR	1,567,000	2,319,571
	6.00% 7/15/09	NZD	2,340,000	1,728,127
	Inter-American Development Bank
	7.25% 5/24/12	NZD	11,704,000	8,706,917
	9.00% 8/6/10	BRL	1,605,000	868,774
	13.00% 6/20/08	ISK	240,900,000	3,809,383
	International Bank for Reconstruction & Development 5.75% 6/25/10	RUB	26,510,000	1,071,453
	Nordic Investment Bank
	1.70% 4/27/17	JPY	160,000,000	1,463,929
	4.625% 7/30/10	NOK	10,820,000	1,956,976
	Total Supranational Banks (cost $28,590,524)			29,975,211

	U.S. TREASURY OBLIGATIONS–5.74%
*m	U.S. Treasury Bonds 4.75% 2/15/37	USD	3,631,000	3,801,207
	U.S. Treasury Inflation Index Notes
	3.00% 7/15/12		389,260	421,709
	3.875% 1/15/09		350,325	360,780
	U.S. Treasury Notes
*	3.125% 11/30/09		17,157,000	17,181,140
	3.625% 12/31/12		21,185,000	21,350,518
*	4.25% 11/15/17		5,514,000	5,611,791
*	4.50% 5/15/10		1,665,000	1,721,064
	Total U.S. Treasury Obligations (cost $50,376,403)			50,448,209

		Number of Shares

	COMMON STOCK–0.05%
†	Adelphia Recovery Trust Series Arahova		1	1
†	Century Communications		2,500,000	1,625
*†	Mirant		116	4,522
†	Northwest Airlines		502	7,288
@†¹=	Port Townsend		685	427,440
†	Time Warner Cable Class A		7	193
	Total Common Stock (cost $515,558)			441,069

		Number of Shares		Value (U.S.$)

	CONVERTIBLE PREFERRED STOCK–0.30%
•	Citigroup Funding 4.943% exercise price $29.50, expiration date 9/27/08		43,100	$1,082,241
	General Motors 5.25% exercise price $64.90, expiration date 3/6/32		13,275	257,004
	Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		235	205,654
	New York Community Capital Trust V 6.00% exercise price $20.04, expiration date 5/7/51		22,000	1,053,800
	Total Convertible Preferred Stock (cost $2,864,170)			2,598,699

	PREFERRED STOCK–0.16%
	Port Townsend		137	135,630
	Fannie Mae 8.25%		47,500	1,223,125
	Total Preferred Stock (cost $1,323,130)			1,358,755

	WARRANTS–0.00%
	Port Townsend		137	3,288
	Total Warrants (cost $3,288)			3,288

		Principal Amountm

	DISCOUNT NOTE–9.69%
	Federal Home Loan Bank 3.25% 1/2/08	USD	85,173,377	85,165,767
	Total Discount Note (cost $85,165,767)			85,165,767
	Total Value of Securities Before Securities Lending Collateral–104.56% (cost $911,770,871)			918,699,028

		Number of Shares

	SECURITIES LENDING COLLATERAL**–15.74%
	Investment Companies Mellon GSL DBT II Collateral Fund		138,269,641	138,269,641
	Total Securities Lending Collateral (cost $138,269,641)			138,269,641

TOTAL VALUE OF SECURITIES–120.30% (cost $1,050,040,512)	$1,056,968,669 ▲
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(15.74%)	(138,269,641)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(4.56%)	(40,073,288)
NET ASSETS APPLICABLE TO 86,109,730 SHARES OUTSTANDING–100.00%	$878,625,740
NET ASSET VALUE-DELAWARE VIP DIVERSIFIED INCOME SERIES STANDARD CLASS ($521,510,993 / 51,018,126 Shares)	$10.22
NET ASSET VALUE-DELAWARE VIP DIVERSIFIED INCOME SERIES SERVICE CLASS ($357,114,747 / 35,091,604 Shares)	$10.18
COMPONENTS OF NET ASSET AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization–no par)	$822,044,984
Undistributed net investment income	37,375,178
Accumulated net realized gain on investments	12,990,438
Net unrealized appreciation of investments and foreign currencies	6,215,140
Total net assets	$878,625,740

m Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Francs
COP – Colombian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiahs
ISK – Iceland Krona
ISL – Israeli Shekel
JPY – Japanese Yen
MXN – Mexican Peso
MYR – Malaysia Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
RUB – Russian Rubles
SEK – Swedish Krona
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2007, the aggregate amount of Rule 144A securities was $53,337,978, which represented 6.07% of the Series’ net assets. See Note 13 in “Notes to Financials.”

¹

Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At December 31, 2007, the aggregate amount of the restricted security was $427,440 or 0.05% of the Series’ net assets. See Note 13 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of December 31, 2007.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
The rate shown is the effective yield at the time of purchase.
‡	Non-income producing security. Security is currently in default.
@	Illiquid security. At December 31, 2007, the aggregate amount of illiquid securities was $427,440, which represented 0.05% of the Series’ net assets. See Note 13 in “Notes to Financial Statements.”
=

Security is being fair valued in accordance with the Series’ fair valuation policy. At December 31, 2007, the aggregate amount of fair valued securities was $427,440, which represented 0.05% of the Series’ net assets. See Note 1 in “Notes to Financial Statements.”

m	Fully or partially pledged as collateral for financial futures contracts.
t

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

†	Non-income producing security for the year ended December 31, 2007.
«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR) and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

▲	Securities have been classified by country of origin.

*	Fully or partially on loan.
**	See Note 12 in “Notes to Financial Statements.”
©	Includes $138,085,618 of securities loaned.

Summary of Abbreviations:
AMBAC – Insured by the AMBAC Assurance Corporation
ARM – Adjustable Rate Mortgage
CPN – Coupon
FGIC – Insured by the Financial Guaranty Insurance Company
FSA – Insured by Financial Security Assurance
GNMA – Government National Mortgage Association
O.A.T. – Obligation Assimilable au Tresor (Treasury Security)
PIK – Pay-in-kind
REIT – Real Estate Investment Trust
S.F. – Single Family
TBA – To be announced
yr – Year

The following foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts, and swap contracts were outstanding at December 31, 2007:

Foreign Currency Exchange Contracts(1)

Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
AUD	485,238	NZD	(556,656)	1/31/08	$(518)
AUD	(10,250,602)	USD	8,764,982	1/31/08	(203,283)
BRL	(6,763,750)	USD	3,712,266	1/31/08	(87,592)
BRL	(800,204)	USD	437,629	1/31/08	(11,924)
CAD	1,063,260	GBP	(524,243)	1/31/08	29,741
CAD	(2,752,106)	USD	2,760,000	2/29/08	(11,186)
COP	(2,558,186)	USD	1,262,990	1/31/08	(4,693)
COP	(3,159,280)	USD	1,564,000	1/31/08	(1,549)
EUR	1,760,534	GBP	(1,266,000)	1/31/08	57,730
EUR	2,393,967	ISK	(219,036,040)	1/31/08	37,935
EUR	2,105,537	ISK	(192,646,120)	1/31/08	33,365
EUR	4,681,310	NOK	(37,702,709)	1/31/08	(95,761)
EUR	498,296	NZD	(957,435)	1/31/08	(3,455)
EUR	1,418,553	PLN	(5,136,298)	1/31/08	(7,612)
EUR	(3,154,553)	USD	4,527,017	1/31/08	(79,366)
GBP	1,435,256	JPY	(323,766,375)	1/31/08	(64,444)
GBP	664,525	USD	(1,331,176)	1/31/08	(12,067)
IDR	(50,691,942,000)	USD	524,243	1/31/08	(29,078)
ISL	(2,658,941)	USD	669,000	1/30/08	(20,631)
JPY	538,198,109	EUR	(3,312,396)	1/31/08	55,808
JPY	899,763,072	USD	(7,989,514)	1/31/08	107,203
MXN	(12,961,866)	USD	1,193,212	1/31/08	8,608
MXN	(11,548,514)	USD	1,062,567	1/31/08	7,131
MXN	(9,958,141)	USD	916,660	1/31/08	6,571
MXN	5,379,000	USD	(488,157)	7/24/08	(4,274)
MYR	(11,019,488)	USD	3,296,208	1/31/08	(38,926)
NZD	(9,385,525)	USD	7,122,669	1/31/08	(43,975)
NZD	(3,193,339)	USD	2,405,542	1/31/08	(32,843)
NZD	(3,192,211)	USD	2,401,181	1/31/08	(36,342)
NOK	5,662,134	USD	(1,013,510)	1/31/08	27,462
SEK	27,725,542	EUR	(2,933,858)	1/31/08	5,432
TRY	(1,596,572)	USD	1,321,446	1/31/08	(31,555)
ZAR	(18,541,652)	USD	2,654,500	1/31/08	(30,665)
					$(474,753)

Futures Contracts(2)

Contracts To Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
47	Canadian 10 yr Bond	$5,368,822	$5,435,210	3/31/08	$66,388
96	Euro Bond	16,159,612	15,846,982	3/31/08	(312,630)
46	Long Gilt Bond	10,341,784	10,074,482	3/31/08	(267,302)
52	U.S. Treasury 2 yr Notes	10,916,147	10,933,000	3/31/08	16,853
1,058	U.S. Treasury 5 yr Notes	116,475,666	116,677,563	3/31/08	201,897
(85)	U.S. Long Bond	(10,104,799)	(9,891,875)	3/31/08	212,924
					$(81,870)

Swap Contracts(3)

Swap Counterparty & Referenced Obligation	Notional Amount	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
Protection Purchased:
Lehman Brothers
Autozone 7 yr CDS	$850,000	0.445%	6/20/14	$2,894
Avon Products 7 yr CDS	850,000	0.245%	6/20/14	5,498
Campbell Soup 7 yr CDS	850,000	0.18%	6/20/14	4,059
Capmark 5 yr CDS	470,000	1.65%	9/20/12	87,519
CDX Emerging Markets 8.1 yr CDS	4,695,000	1.75%	12/20/12	824
Computer SCI 7 yr CDS	850,000	1.00%	6/20/14	(25,690)
Gannett 7 yr CDS	737,000	0.88%	9/20/14	4,104
Home Depot 5 yr CDS	2,100,000	0.50%	9/20/12	33,681
Kimberly Clark 7 yr CDS	850,000	0.195%	6/20/14	8,861
McDonald’s 7 yr CDS	850,000	0.18%	6/20/14	5,434
Newell Rubber 7 yr CDS	850,000	0.385%	6/20/14	333
New York Times 7 yr CDS	737,000	0.75%	9/20/14	4,646
Sara Lee 7 yr CDS	737,000	0.60%	9/20/14	(8,516)
Sysco 7 yr CDS	850,000	0.32%	6/20/14	(515)
Target 5 yr CDS	1,125,000	0.57%	12/20/12	(1,136)
TJX Companies 7 yr CDS	850,000	0.61%	6/20/14	(1,479)
V.F.
5 yr CDS	450,000	0.40%	9/20/12	(195)
7 yr CDS	850,000	0.365%	6/20/14	5,940
Washington Mutual
4 yr CDS	751,800	0.85%	9/20/11	81,527
10 yr CDS	545,000	3.15%	12/20/17	3,272
Goldman Sachs
Bank of America 5 yr CDS	1,360,000	0.48%	12/20/12	(251)
Beazer Homes 5 yr CDS	1,625,000	3.08%	6/20/12	385,433
Best Buy
5 yr CDS	1,100,000	0.60%	9/20/12	7,778
10 yr CDS	550,000	0.98%	9/20/17	3,093
Kraft Food 10 yr CDS	2,075,000	0.77%	12/20/17	(3,716)
Rohm & Haas 5.5 yr CDS	950,000	0.37%	3/20/13	3,153
J.P. Morgan
CDX Emerging Markets 8.1 yr CDS	4,697,000	1.75%	12/20/12	6,636
Embarq 7 yr CDS	985,000	0.77%	9/20/14	24,165
Merrill Lynch 5 yr CDS	600,000	0.58%	12/20/12	17,739
				$655,091

Swap Counterparty & Referenced Obligation	Notional Amount	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
Protection Sold:
Goldman Sachs
ABX Home Equity Index 06-2 AA	$1,200,000	0.17%	5/25/46	$(54,000)
Lehman Brothers
ABX Home Equity Index 06-2 AA	1,660,000	0.17%	5/25/46	(174,300)
7-1 AA	2,500,000	0.15%	8/25/37	(245,900)
Beazer Homes 5 yr CDS	1,625,000	3.43%	6/20/12	(373,161)
Best Buy 5 yr CDS	550,000	0.61%	9/20/12	(3,720)
10 yr CDS	275,000	0.99%	9/20/17	(1,340)
Reynolds American 5 yr CDS	1,474,000	1.00%	9/20/12	20,019
				$(832,402)

The use of foreign currency and foreign cross currency exchange contracts, futures contracts and swap contracts involves elements of market risks in excess of the amount recognized in the financial statements. The notional value presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

(1)See Note 8 in “Notes to Financials.”

(2)See Note 9 in “Notes to Financials.”

(3)See Note 11 in “Notes to Financials.”

See accompanying notes

Delaware VIP Trust — Delaware VIP Diversified Income Series
Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME:
Interest	$40,564,026
Securities lending income	328,554
Dividends	277,489
Foreign tax withheld	(3,657)
41,166,412

EXPENSES:
Management fees	4,341,342
Distribution expenses – Service Class	815,431
Accounting and administration expenses	271,975
Legal fees	86,938
Dividend disbursing and transfer agent fees and expenses	75,595
Reports and statements to shareholders	73,256
Custodian fees	65,225
Audit and tax	42,907
Trustees’ fees	29,479
Pricing fees	26,397
Insurance fees	23,322
Consulting fees	11,252
Trustees’ expenses	4,354
Taxes (other than taxes on income)	2,902
Dues and services	2,029
Registration fees	724
5,873,128
Less waiver of distribution expenses – Service Class	(135,905)
Less expense paid indirectly	(62,404)
Total operating expenses	5,674,819

NET INVESTMENT INCOME	35,491,593

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	(2,149,305)
Futures contracts	6,784,539
Swap contracts	8,751,968
Options written	53,609
Foreign currencies	2,304,701
Net realized gain	15,745,512
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(1,546,316)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	14,199,196

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,690,789

See accompanying notes

Delaware VIP Trust — Delaware VIP Diversified Income Series
Statements of Changes in Net Assets

	Year Ended
	12/31/07	12/31/06
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$35,491,593	$18,138,021
Net realized gain on investments and foreign currencies	15,745,512	1,855,330
Net change in unrealized appreciation/ depreciation of investments and foreign currencies	(1,546,316)	9,416,957
Net increase in net assets resulting from operations	49,690,789	29,410,308

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(10,799,019)	(1,927,505)
Service Class	(6,977,327)	(2,054,268)
Net realized gain on investments:
Standard Class	(882,938)	—
Service Class	(614,951)	—
	(19,274,235)	(3,981,773)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	248,039,572	202,710,123
Service Class	169,225,333	95,407,632
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	11,681,957	1,927,505
Service Class	7,592,278	2,054,268
	436,539,140	302,099,528
Cost of shares repurchased:
Standard Class	(51,186,995)	(15,934,779)
Service Class	(40,114,941)	(30,302,103)
	(91,301,936)	(46,236,882)
Increase in net assets derived from capital share transactions	345,237,204	255,862,646

NET INCREASE IN NET ASSETS	375,653,758	281,291,181

NET ASSETS:
Beginning of year	502,971,982	221,680,801
End of year (including undistributed net investment income of $37,375,178 and $17,313,698, respectively)	$878,625,740	$502,971,982

See accompanying notes

Delaware VIP Trust — Delaware VIP Diversified Income Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Standard Class
	12/31/07	12/31/06	Year Ended 12/31/05	12/31/04	5/16/03(1) to 12/31/03

Net asset value, beginning of period	$9.830	$9.260	$9.450	$8.940	$8.500

Income (loss) from investment operations:
Net investment income(2)	0.527	0.496	0.373	0.348	0.240
Net realized and unrealized gain (loss) on investments and foreign currencies	0.207	0.227	(0.416)	0.395	0.200
Total from investment operations	0.734	0.723	(0.043)	0.743	0.440

Less dividends and distributions from:
Net investment income	(0.318)	(0.153)	(0.099)	(0.233)	—
Net realized gain on investments	(0.026)	—	(0.048)	—	—
Total dividends and distributions	(0.344)	(0.153)	(0.147)	(0.233)	—

Net asset value, end of period	$10.220	$9.830	$9.260	$9.450	$8.940

Total return(3)	7.63%	7.92%	(0.45)%	8.47%	5.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$521,511	$294,248	$90,811	$14,770	$2,104
Ratio of expenses to average net assets	0.73%	0.79%	0.79%	0.80%	0.80%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.73%	0.79%	0.86%	0.98%	1.59%
Ratio of net investment income to average net assets	5.30%	5.26%	4.02%	3.82%	4.43%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	5.30%	5.26%	3.95%	3.64%	3.64%
Portfolio turnover	299%	311%	400%	493%	521%

(1)Commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Service Class
	12/31/07	12/31/06	Year Ended 12/31/05	12/31/04	5/16/03(1) to 12/31/03

Net asset value, beginning of period	$9.790	$9.230	$9.410	$8.930	$8.500

Income (loss) from investment operations:
Net investment income(2)	0.502	0.472	0.350	0.326	0.216
Net realized and unrealized gain (loss) on investments and foreign currencies	0.209	0.218	(0.406)	0.373	0.214
Total from investment operations	0.711	0.690	(0.056)	0.699	0.430

Less dividends and distributions from:
Net investment income	(0.295)	(0.130)	(0.076)	(0.219)	—
Net realized gain on investments	(0.026)	—	(0.048)	—	—
Total dividends and distributions	(0.321)	(0.130)	(0.124)	(0.219)	—

Net asset value, end of period	$10.180	$9.790	$9.230	$9.410	$8.930

Total return(3)	7.41%	7.57%	(0.59)%	7.85%	5.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$357,115	$208,724	$130,870	$47,417	$—
Ratio of expenses to average net assets	0.98%	1.04%	1.04%	1.05%	1.05%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.03%	1.09%	1.16%	1.28%	1.89%
Ratio of net investment income to average net assets	5.05%	5.01%	3.77%	3.57%	4.18%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	5.00%	4.96%	3.65%	3.34%	3.34%
Portfolio turnover	299%	311%	400%	493%	521%

(1)Commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2)The average shares outstanding method has been applied for per share information.

(3)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager and distributor, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

Delaware VIP Trust — Delaware VIP Diversified Income Series
Notes to Financial Statements

December 31, 2007

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum long-term total return consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Series adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2007, the Series held no investments in repurchase agreements.

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Delaware VIP Diversified Income Series
Notes to Financial Statements (continued)

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes have been provided for in accordance with the Series’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on the average daily net assets in excess of $2.5 billion.

Prior to May 1, 2007, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, inverse floater program expenses, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, did not exceed 0.81% of average daily net assets of the Series. No reimbursement was due for the year ended December 31, 2007.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Series and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended December 31, 2007, the Series was charged $199,494 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2008 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2007, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$458,598	$13,387	$74,416	$54,091

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2007, the Series was charged $38,652 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Delaware VIP Diversified Income Series
Notes to Financial Statements (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2007, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$1,667,273,822
Purchases of U.S. government securities	538,630,691
Sales other than U.S. government securities	1,341,660,447
Sales of U.S. government securities	519,769,081

At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$1,050,333,262	$15,816,707	$(9,181,300)	$6,635,407

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Ordinary income	$19,213,099	$3,981,773
Long-term capital gain	61,136	—
	$19,274,235	$3,981,773

5. Components of Net Assets on a Tax Basis

As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$822,044,984
Undistributed ordinary income	50,043,258
Undistributed long-term capital gains	3,251,351
Other temporary differences	(2,757,599)
Unrealized appreciation of investments, swap contracts and foreign currencies	6,043,746
Net assets	$878,625,740

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, mark-to-market of futures contracts, straddle loss deferrals, mark-to-market of foreign currency contracts and tax treatment of credit default swaps.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydowns of mortgage- and asset-backed securities, contingent payment debt instruments, credit default swap contracts, gain (loss) on foreign currency transactions and foreign future contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$2,346,233	$(2,346,233)

Delaware VIP Diversified Income Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Shares sold:
Standard Class	24,961,702	21,608,848
Service Class	17,034,144	10,150,801

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,196,922	209,284
Service Class	780,296	223,533
	43,973,064	32,192,466
Shares repurchased:
Standard Class	(5,084,546)	(1,676,554)
Service Class	(4,052,036)	(3,228,944)
	(9,136,582)	(4,905,498)
Net increase	34,836,482	27,286,968

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2007, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.

9. Futures Contracts

The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of Net Assets.

10. Options Written

During the year ended December 31, 2007, the Series entered into options contracts in accordance with its investment objectives. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Delaware VIP Diversified Income Series
Notes to Financial Statements (continued)

Transactions in options written during the year ended December 31, 2007 for the Series were as follows:

	Number of contracts	Premiums
Options outstanding at December 31, 2006	—	$—
Options written	8,359,719	53,609
Options expired	(8,359,719)	(53,609)
Options outstanding at December 31, 2007	—	$—

11. Swap Contracts

The Series may enter into interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in accordance with its investment objectives. The Series may use interest rate swaps to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Series invests in, such as the corporate bond market. The Series may also use index swaps as a substitute for future or options contracts if such contracts are not directly available to the Series on favorable terms. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Series from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended December 31, 2007, the Series entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Series had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Series enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown above.

Delaware VIP Diversified Income Series
Notes to Financial Statements (continued)

12. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Series receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records securities lending income net of allocations to the security lending agent and the borrower.

At December 31, 2007, the market value of the securities on loan was $138,085,618, for which the Series received collateral, comprised of U.S. government obligations valued at $2,047,195, and cash collateral of $138,269,641. Investments purchased with cash collateral are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

13. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in fixed income securities whose value is derived from underlying mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

14. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

Delaware VIP Diversified Income Series
Notes to Financial Statements (continued)

15. Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
—%	100%	100%

(A) and (B) are based on a percentage of the Series’ total distributions.

16. Change in Custodian

On August 9, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15258, became the Series’ custodian.

Delaware VIP Trust — Delaware VIP Diversified Income Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Diversified Income Series

We have audited the accompanying statement of net assets of the Delaware VIP Diversified Income Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 16, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Diversified Income Series of Delaware VIP Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period May 16, 2003 (commencement of operations) through December 31, 2003, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 14, 2008

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments® Funds’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P. Coyne(1) 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.(2)	84

Director – Kaydon Corp.

Board of Governors Member – Investment Company Institute (2007 – present)

Member of Investment Committee – Cradle of Liberty Council, BSA (November 2007 – present)

Finance Committee Member – St . John Vianney Roman Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84

Director – Bryn Mawr
Bank Corp. (BMTC) (April 2007 – Present)

Chairman of Investment Committee – The Haverford School (2002 – present)

Chairman of Investment Committee – Pennsylvania Academy of Fine Arts(2007 – present)

Trustee (2004 – present)

Investment Committee
Member – Pennsylvania Horticulture Society(February 2006 – present)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (CONTINUED)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Member – Systemax, Inc.

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84

Director – CenterPoint Energy

Director and Audit Committee Member – Digital River, Inc.

Director and Audit Committee Member – Rimage Corporation

Director and Chair of  Compensation and Governance & Nominating Committees – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 – Present) Vice President – Mergers & Acquisitions (January 2003 – January 2006), and Vice President (July 1995 – January 2003) 3M Corporation	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2003	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None(4)

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	84	None(4)

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None(4)

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None(4)

(1)	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
(2)	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
(3)

In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4)

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware VIP Trust — Delaware VIP Emerging Markets Series

Delaware VIP Emerging Markets Series Standard Class shares returned +38.86%, and its Service Class shares returned +38.51% (both reflect all distributions reinvested) for the fiscal year ended Dec. 31, 2007. The Series performance lagged behind the performance of the benchmark, the MSCI Emerging Markets Index, which returned +39.37% (source: Lipper).

This fiscal year was the first full year in which the Series was managed by Liu-Er Chen and our Boston-based team of emerging markets analysts. Accordingly, We continued to follow our practice of letting our fundamental investment process guide the Series, rather than aiming for specific allocations to countries or sectors. In our experience, this generally results in carrying more exposure to attractive markets and sectors, compared to that of the benchmark. Furthermore, it generally results in less exposure to countries and sectors that our process deems to be unfavorable, on either an absolute or a relative basis.

During the year, we maintained our dedication to finding investment ideas that met our strict valuation criteria. We also continued investing with an eye toward the long term, maintaining an investment horizon of between three and five years. We were mindful of valuation swings that we saw over the course of the year, and we continued our disciplined adherence to our investment methodology.

The generally strong performance of emerging markets highlighted what we view as the positive fundamentals that underlay many of our emerging markets holdings. These included: a) growing national GDPs supported by both domestic demand and high commodity prices; b) good macroeconomic fundamentals, marked by high current account surpluses, strong currencies, and prudent fiscal and monetary policies; and c) high rates of earnings growth at the corporate level.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Emerging Markets Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Delaware VIP Emerging Markets Series Average annual total returns For periods ended Dec. 31, 2007	1 year	5 years	10 years	Lifetime
Standard Class shares (commenced operations May 1, 1997)	+38.86%	+38.64%	+15.81%	+13.47%
Service Class shares (commenced operations May 1, 2000)	+38.51%	+38.31%	NA	+22.28%

As disclosed in the Series’ most recent prospectus, expenses for Standard Class and Service Class shares were as follows: The net expense ratios for Standard Class and Service Class shares of the Series were 1.50% and 1.75%, respectively. Total operating expenses for Standard Class and Service Class shares were 1.55% and 1.85%, respectively. Management fees for Standard Class and Service Class shares were 1.25%.

Management has contracted to reimburse expenses and/or waive its management fees from May 1, 2007, through April 30, 2008, as disclosed in the most recent prospectus.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal and, as a result, no adjustments were made for income taxes.

An expense limitation was in effect for all classes during the periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance of Service Class shares will vary due to different charges and expenses.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

1

The Series invests in emerging markets, which have special risks that include currency fluctuations, economic and political change, and different accounting standards. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP Emerging Markets Series Standard Class shares for the period from Dec. 31, 1997, through Dec. 31, 2007. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the MSCI Emerging Markets Index for the period from Dec. 31, 1997, through Dec. 31, 2007. The MSCI Emerging Markets Index is a U.S. dollar–denominated index comprised of stocks of countries with below-average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than that of developed countries. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

2

Delaware VIP Trust — Delaware VIP Emerging Markets Series
Disclosure of Series Expenses

For the Period July 1, 2007 to December 31, 2007

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Annualized Expense Ratios	Expenses Paid During Period 7/1/07 to 12/31/07*
Actual Series Return
Standard Class	$1,000.00	$1,146.60	1.47%	$7.95
Service Class	1,000.00	1,145.30	1.72%	9.30

Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,017.80	1.47%	$7.48
Service Class	1,000.00	1,016.53	1.72%	8.74

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Delaware VIP Trust — Delaware VIP Emerging Markets Series
Country and Sector Allocations

As of December 31, 2007

Country and sector designations may be different than the country and sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stock	91.51%
Argentina	2.38%
Australia	0.28%
Brazil	9.71%
Chile	0.84%
China	10.64%
Colombia	0.35%
Hungary	0.86%
India	1.44%
Indonesia	3.02%
Israel	1.07%
Kazakhstan	1.14%
Malaysia	3.35%
Mexico	5.09%
Pakistan	0.15%
Peru	1.22%
Philippines	0.31%
Poland	1.54%
Republic of Korea	13.29%
Russia	8.66%
South Africa	7.99%
Taiwan	8.60%
Thailand	2.51%
Turkey	3.85%
United Kingdom	1.71%
United States	1.51%
Preferred Stock	5.55%
Brazil	3.23%
Republic of Korea	1.62%
Russia	0.70%
Participation Notes	2.11%
Discount Note	2.67%
Securities Lending Collateral	6.64%
Total Value of Securities	108.48%
Obligation to Return Securities Lending Collateral	(6.64)%
Liabilities Net of Receivables and Other Assets	(1.84)%
Total Net Assets	100.00%
Consumer Discretionary	7.19%
Consumer Staples	6.51%
Energy	20.17%
Financials	10.36%
Industrials	6.58%
Information Technology	8.30%
Materials	16.00%
Telecommunication Services	14.03%
Utilities	7.92%
Total	97.06%

4

Delaware VIP Trust — Delaware VIP Emerging Markets Series
Statement of Net Assets

December 31, 2007

		Number of Shares	Value (U.S. $ )
	COMMON STOCK–91.51%Δ
	Argentina–2.38%
*	Cresud ADR	242,919	$4,834,088
†#	Grupo Clarin Class B 144A GDR	209,100	3,784,710
*†	Grupo Financiero Galicia ADR	214,200	1,623,636
	IRSA Inversiones y Representaciones GDR	181,000	2,635,360
	Petrobras Energia Participaciones ADR	202,200	2,820,690
			15,698,484
	Australia–0.28%
*†	Alara Uranium	119,472	13,089
†	Gindalbie Metals	529,779	557,190
†	Murchison Metals	37,103	112,841
*†	Strike Resources	658,604	1,154,466
			1,837,586
	Brazil–9.71%
	AES Tiete	89,909,000	3,990,343
	Centrais Eletricas Brasileiras	1,216,923	16,360,094
*	Cia Vale do Rio Doce ADR	78,502	2,196,486
†	Cosan Class A	127,200	1,602,720
†	CSU Cardsystem	309,600	1,000,112
	Energias do Brasil	499,000	8,101,742
	Petroleo Brasileiro ADR	242,000	23,285,240
*	Tim Participacoes ADR	72,000	2,516,400
†	Triunfo Participacoes e Investimentos	78,700	305,073
*	Votorantim Celulose e Papel ADR	158,600	4,727,866
			64,086,076
	Chile–0.84%
	Inversiones Aguas Metropolitanas	237,618	286,315
#	Inversiones Aguas Metropolitanas 144A ADR	51,717	1,246,318
*	Sociedad Quimica y Minera de Chile ADR	22,700	4,012,225
			5,544,858
	China–10.64%■
*†	51job ADR	67,300	1,212,746
†	Asiainfo Holdings	36,900	405,900
†	Baidu.com ADR	12,100	4,723,719
	China Mobile	215,200	3,805,358
	China Mobile ADR	47,800	4,152,386
*	China Netcom Group ADR	114,800	6,819,120
†	China New Town Development	648,000	265,233
*	China Petroleum & Chemical ADR	24,400	3,616,080
	China Telecom	9,718,000	7,726,050
*	China Unicom	3,327,021	7,636,555
	China Unicom ADR	163,100	3,653,440
*†	China Water Affairs Group	3,714,000	2,285,978
	CNPC	3,456,900	2,211,955
	Fountain Set Holdings	1,987,200	504,540
†	GCL Poly Energy Holdings	93,000	44,601
*	New World China Land	394,800	354,376
*	PetroChina	2,128,000	3,792,935
*	PetroChina ADR	42,700	7,492,569
	Road King Infrastructure	193,000	341,527
	Sinotrans	4,379,000	1,931,623
	Texwinca Holdings	2,414,000	$2,169,922
†	Tom Group	26,542,000	2,144,189
	TravelSky Technology Class H	2,815,000	2,992,415
			70,283,217
	Colombia–0.35%
*†#	Almacenes Exito 144A GDR	274,500	2,326,909
			2,326,909
	Hungary–0.86%
	Magyar Telekom Telecommunications	415,992	2,159,752
	OTP Bank	69,034	3,500,486
			5,660,238
	India–1.44%
*	Icici Bank ADR	41,300	2,539,950
*#	Reliance Industries 144A GDR	43,696	6,445,160
*†	Sify ADR	102,500	541,200
			9,526,310
	Indonesia–3.02%
	Aneka Tambang	7,313,000	3,484,303
	Bank Mandiri Persero	8,775,720	3,270,228
	Gudang Garam	4,205,727	3,806,162
	Tambang Batubara Bukit Asam	6,238,925	7,971,099
	United Tractors	1,223,000	1,419,320
			19,951,112
	Israel–1.07%
	Israel Chemicals	555,142	7,055,889
			7,055,889
	Kazakhstan–1.14%
	KazMunaiGas Exploration Production GDR	243,186	7,538,766
			7,538,766
	Malaysia–3.35%
	Bursa Malaysia	352,900	1,525,996
	Eastern & Oriental	4,015,375	3,254,069
	Hong Leong Bank	2,376,217	4,562,740
	KLCC Property Holdings	1,766,200	1,869,277
	Media Prima	1,612,000	1,369,737
	MISC - Foreign	404,412	1,210,668
	Oriental Holdings	1,436,600	2,867,118
	Tanjong	379,610	2,123,612
	UEM World	2,787,500	3,321,061
			22,104,278
	Mexico–5.09%
	America Movil Series L ADR	62,800	3,855,292
	Cemex ADR	185,085	4,784,447
	Controladora Comercial Mexicana	794,200	2,000,595
	Fomento Economico Mexicano ADR	176,000	6,717,920
	Grupo Mexico Series B	454,389	2,855,280
*†	Grupo Simec ADR	143,300	1,483,155
	Grupo Televisa ADR	483,200	11,485,664
	TV Azteca	663,900	398,328
			33,580,681
	Pakistan–0.15%
	Oil & Gas Development GDR	48,282	987,367
			987,367

5

		Number of Shares	Value (U.S. $ )
	COMMON STOCK (continued)
	Peru–1.22%
	Cia de Minas Buenaventura ADR	142,400	$8,059,840
			8,059,840
	Philippines–0.31%
	Manila Water	121,800	54,652
*	Philippine Long Distance Telephone ADR	26,400	1,999,008
			2,053,660
	Poland–1.54%
	Polski Koncern Naftowy Orlen	293,760	6,175,278
	Telekomunikacja Polska	434,628	3,962,686
			10,137,964
	Republic of Korea–13.29%
	Cheil Industries	28,260	1,578,975
	CJ	41,089	3,621,437
†	CJ CheilJedang	10,463	3,308,638
†	D&Shop	279,500	1,925,941
	GS Holdings	50,000	3,103,470
	Hana Financial Group	53,600	2,886,002
	Hyundai Elevator	17,340	2,500,830
	Kookmin Bank	61,489	4,532,605
*	Kookmin Bank ADR	87,200	6,393,503
	Korea Electric Power	127,730	5,410,501
	Korea Electric Power ADR	293,600	6,121,560
	Korea Gas	37,706	2,610,278
	KT	112,200	5,861,423
*	KT ADR	23,427	604,417
	Lotte Confectionery	2,172	3,921,461
	Lotte Shopping	6,100	2,691,419
*	POSCO ADR	26,400	3,970,824
	Samsung Electronics	22,930	13,620,096
	SK	9,171	1,939,917
†	SK Communications	67,000	2,326,267
†	SK Energy	22,652	4,380,125
	SK Telecom	16,757	4,457,558
			87,767,247
	Russia–8.66%
†	Chelyabinsk Zink Plant GDR	77,800	894,700
=†	Fifth Power Generation GDR	19,492	171,247
	Gazprom ADR	429,310	24,170,153
	LUKOIL ADR	27,664	2,337,608
	LUKOIL ADR (London International Exchange)	187,068	16,143,968
	Mobile TeleSystems ADR	70,100	7,135,479
	NovaTek GDR	81,645	6,278,501
=†	TGK-5 GDR	8,043	28,808
			57,160,464
	South Africa–7.99%
	ArcelorMittal South Africa	306,772	6,099,691
	Barloworld	117,710	1,846,667
†	Freeworld Coatings	72,121	110,834
*	Gold Fields ADR	326,245	4,632,679
	JD Group	550,074	4,086,493
	MTN Group	147,500	2,751,471
	Sasol	121,822	6,015,682
	Sasol ADR	65,300	$3,230,391
	Standard Bank Group	362,093	5,278,699
	Steinhoff International Holdings	418,714	1,183,256
	Sun International	146,847	3,123,039
	Telkom	499,691	10,044,776
*	Tiger Brands	49,997	1,223,525
	Tongaat-Hulett Group	242,673	3,146,088
			52,773,291
	Taiwan–8.60%
	Cathay Financial Holding	1,931,188	4,025,542
†	China Life Insurance	4,464,000	2,491,471
	China Steel	6,140,860	8,237,048
	Etron Technology	2,923,204	2,586,986
	Evergreen Marine	8,911,000	8,133,384
	Formosa Chemicals & Fibre	2,255,330	5,772,199
	MediaTek	335,250	4,352,151
	President Chain Store	1,461,549	3,839,778
	Synnex Technology International	1,026,018	2,562,672
	Taiwan Semiconductor Manufacturing	2,312,585	4,421,224
	United Microelectronics	7,193,743	4,469,748
	Walsin Lihwa	14,272,000	5,897,160
			56,789,363
	Thailand–2.51%
	Bangkok Bank	724,224	2,579,987
	Charoen Pokphand Foods–Foreign	21,104,200	2,881,974
	Land & Houses NVDR	6,629,101	1,475,976
	PTT Exploration & Production–Foreign	587,900	2,862,271
	Siam Cement NVDR	981,493	6,759,874
			16,560,082
	Turkey–3.85%
	Alarko Gayrimenkul Yatirim Ortakligi	29,369	660,189
	Alarko Holding	1,107,964	3,491,594
	Haci Omer Sabanci Holding	350,000	1,933,205
	Turk Sise ve Cam Fabrikalari	1,719,608	3,475,294
	Turkcell Iletisim Hizmet	200,400	2,196,635
	Turkcell Iletisim Hizmet ADR	72,300	1,993,311
	Turkiye Is Bankasi Class C	1,364,084	8,585,758
	Yazicilar Holding	353,282	3,055,575
			25,391,561
	United Kingdom–1.71%
	Anglo American	110,532	6,764,004
†	Dev Property Development	449,300	718,617
	Griffin Mining	1,846,472	3,439,371
†	Mwana Africa	470,093	399,287
			11,321,279
	United States–1.51%
*†	Applied Micro Circuits	139,775	1,221,634
	ConocoPhillips	64,600	5,704,180
†	HLS Systems International	145,100	1,294,292
†	NII Holdings	36,800	1,778,176
			9,998,282
	Total Common Stock (cost $496,954,113)		604,194,804

6

		Number of Shares	Value (U.S. $ )
	PREFERRED STOCK–5.55%
	Brazil–3.23%
	Banco do Estado do Rio Grande do Sul Class B	371,100	$2,291,230
	Braskem Class A	246,200	1,991,730
	Centrais Elecricas Brasileiras Class B	229,498	2,958,977
	CIA Vale do Rio Doce Class A	461,280	13,151,663
	LA Fonte Participacoes	1,875,000	937,500
			21,331,100
	Republic of Korea–1.62%
	CJ	31,500	1,023,023
	CJ CheilJedang	18,500	1,766,894
	Hyundai Motor	76,342	2,805,584
	Samsung Electronics	11,195	5,118,814
			10,714,315
	Russia–0.70%
	Transneft	2,315	4,595,275
			4,595,275
	Total Preferred Stock (cost $26,850,261)		36,640,690

	PARTICIPATION NOTES–2.11%
=#	Lehman CW12 Hindalco Industiries 144A	1,340,834	7,310,701
=#	Lehman Indian Oil CW LEPO 144A	100,339	2,022,440
=#	Lehman Oil & Natural Gas CW LEPO 144A	146,971	4,613,521
	Total Participation Notes (cost $10,169,134)		13,946,662

		Principal Amount	Value (U.S. $ )
≠	DISCOUNT NOTE–2.67%
	Federal Home Loan Bank 3.25% 1/2/08	$17,633,183	$17,631,608
	Total Discount Note (cost $17,631,608)		17,631,608

	Total Value of Securities Before Securities Lending Collateral–101.84% (cost $551,605,116)		672,413,764

		Number of Shares

	SECURITIES LENDING COLLATERAL**–6.64%
	Investment Companies Mellon GSL DBT II Collateral Fund	43,853,097	43,853,097
	Total Securities Lending Collateral (cost $43,853,097)		43,853,097

7

TOTAL VALUE OF SECURITIES–108.48% (cost $595,458,213)	$716,266,861 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(6.64%)	(43,853,097)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.84%)	(12,124,791)
NET ASSETS APPLICABLE TO 23,753,347 SHARES OUTSTANDING–100.00%	$660,288,973
NET ASSET VALUE-DELAWARE VIP EMERGING MARKETS SERIES STANDARD CLASS ($346,779,458 / 12,456,438 Shares)	$27.84
NET ASSET VALUE-DELAWARE VIP EMERGING MARKETS SERIES SERVICE CLASS ($313,509,515 / 11,296,909 Shares)	$27.75
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization–no par)	$448,606,755
Undistributed net investment income	5,919,158
Accumulated net realized gain on investments	84,956,899
Net unrealized appreciation of investments and foreign currencies	120,806,161
Total net assets	$660,288,973

†	Non-income producing security for the year ended December 31, 2007.
≠	The rate shown is the effective yield as of the time of purchase.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”
©	Includes $42,126,431 of securities loaned.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2007, the aggregate amount of Rule 144A securities was $27,749,759, which represented 4.20% of Series’ net assets. See Note 10 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Series’ fair valuation policy. At December 31, 2007, the aggregate amount of fair valued securities was $14,146,717, which represented 2.14% of the Series’ net assets. See Note 1 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4 in “Country and Sector Allocations.”
■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

Summary of Abbreviations:

ADR – American Depositary Receipts

GDR – Global Depositary Receipts

LEPO – Low Exercise Price Option

NVDR – Non-Voting Depositary Receipts

See accompanying notes

8

Delaware VIP Trust — Delaware VIP Emerging Markets Series

Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME:
Dividends	$13,428,923
Interest	268,512
Securities lending income	89,736
Foreign tax withheld	(1,255,967)
12,531,204

EXPENSES:
Management fees	6,114,541
Custodian fees	688,301
Distribution expenses – Service Class	677,992
Accounting and administration expenses	196,320
Legal fees	61,253
Dividend disbursing and transfer agent fees and expenses	58,491
Reports and statements to shareholders	49,239
Audit and tax	40,324
Trustees’ fees	22,707
Insurance fees	18,091
Pricing fees	12,885
Consulting fees	8,846
Taxes (other than taxes on income)	3,914
Trustees’ expenses	3,139
Dues and services	1,709
7,957,752
Less expenses absorbed or waived	(40,214)
Less waiver of distribution expenses – Service Class	(112,999)
Less expense paid indirectly	(37,027)
Total operating expenses	7,767,512

NET INVESTMENT INCOME	4,763,692

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	88,444,555
Foreign currencies	(971,204)
Net realized gain	87,473,351
Net change in unrealized appreciation/depreciation of investments and foreign currencies	62,012,987

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	149,486,338

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$154,250,030

See accompanying notes

Delaware VIP Trust — Delaware VIP Emerging Markets Series

Statement of Changes in Net Assets

	Year Ended
	12/31/07	12/31/06
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,763,692	$6,174,862
Net realized gain on investments and foreign currencies	87,473,351	29,823,647
Net change in unrealized appreciation/ depreciation of investments and foreign currencies	62,012,987	30,008,281
Net increase in net assets resulting from operations	154,250,030	66,006,790

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,783,511)	(1,865,697)
Service Class	(2,797,530)	(1,148,824)
Net realized gain on investments:
Standard Class	(16,362,104)	(3,946,372)
Service Class	(13,663,407)	(2,908,845)
	(36,606,552)	(9,869,738)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	144,959,043	90,207,572
Service Class	150,649,303	89,316,167
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	20,145,615	5,812,069
Service Class	16,460,937	4,057,669
	332,214,898	189,393,477
Cost of shares repurchased:
Standard Class	(70,546,768)	(58,049,374)
Service Class	(66,332,038)	(39,040,035)
	(136,878,806)	(97,089,409)
Increase in net assets derived from capital share transactions	195,336,092	92,304,068

NET INCREASE IN NET ASSETS	312,979,570	148,441,120

NET ASSETS:
Beginning of year	347,309,403	198,868,283
End of year (including undistributed net investment income of $5,919,158 and $5,402,981, respectively)	$660,288,973	$347,309,403

See accompanying notes

9

Delaware VIP Trust — Delaware VIP Emerging Markets Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Standard Class Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$22.240	$18.200	$14.500	$11.180	$6.770

Income from investment operations:
Net investment income(1)	0.267	0.457	0.412	0.263	0.210
Net realized and unrealized gain on investments and foreign currencies	7.564	4.340	3.519	3.388	4.410
Total from investment operations	7.831	4.797	3.931	3.651	4.620

Less dividends and distributions from:
Net investment income	(0.419)	(0.243)	(0.051)	(0.331)	(0.210)
Net realized gain on investments	(1.812)	(0.514)	(0.180)	—	—
Total dividends and distributions	(2.231)	(0.757)	(0.231)	(0.331)	(0.210)

Net asset value, end of period	$27.840	$22.240	$18.200	$14.500	$11.180

Total return(2)	38.86%	27.13%	27.49%	33.47%	70.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$346,779	$189,572	$120,292	$36,966	$14,304
Ratio of expenses to average net assets	1.47%	1.51%	1.47%	1.50%	1.49%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.48%	1.56%	1.57%	1.63%	1.58%
Ratio of net investment income to average net assets	1.09%	2.37%	2.55%	2.15%	2.64%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	1.08%	2.32%	2.45%	2.02%	2.55%
Portfolio turnover	92%	67%	18%	34%	71%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

10

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Service Class Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$22.180	$18.160	$14.480	$11.170	$6.770

Income from investment operations:
Net investment income(1)	0.205	0.409	0.372	0.231	0.197
Net realized and unrealized gain on investments and foreign currencies	7.548	4.328	3.507	3.397	4.402
Total from investment operations	7.753	4.737	3.879	3.628	4.599

Less dividends and distributions from:
Net investment income	(0.371)	(0.203)	(0.019)	(0.318)	(0.199)
Net realized gain on investments	(1.812)	(0.514)	(0.180)	—	—
Total dividends and distributions	(2.183)	(0.717)	(0.199)	(0.318)	(0.199)

Net asset value, end of period	$27.750	$22.180	$18.160	$14.480	$11.170

Total return(2)	38.51%	26.81%	27.11%	33.26%	70.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$313,510	$157,737	$78,576	$12,045	$144
Ratio of expenses to average net assets	1.72%	1.76%	1.72%	1.75%	1.71%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.78%	1.86%	1.87%	1.93%	1.83%
Ratio of net investment income to average net assets	0.84%	2.12%	2.30%	1.90%	2.42%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	0.78%	2.02%	2.15%	1.72%	2.30%
Portfolio turnover	92%	67%	18%	34%	71%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager and distributor, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

11

Delaware VIP Trust — Delaware VIP Emerging Markets Series

Notes to Financial Statements

December 31, 2007

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (Series). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Series adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2007, the Series held no investments in repurchase agreements.

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

12

Delaware VIP Emerging Markets Series

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, do not exceed 1.50% of average daily net assets of the Series through April 30, 2008.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Series and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended December 31, 2007, the Series was charged $139,284 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2008 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2007, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$685,676	$11,004	$65,540	$30,677

*DMC as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2007, the Series was charged $28,372 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

13

Delaware VIP Emerging Markets Series

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2007, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$613,804,569
Sales	445,354,595

At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$597,722,045	$140,500,022	$(21,955,206)	$118,544,816

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Ordinary income	$13,358,322	$5,745,436
Long-term capital gain	23,248,230	4,124,302
	$36,606,552	$9,869,738

5. Components of Net Assets on a Tax Basis

As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$448,606,755
Undistributed ordinary income	68,391,102
Undistributed long-term capital gains	24,956,703
Post-October currency losses	(207,916)
Unrealized appreciation of investments and foreign currencies	118,542,329
Net assets	$660,288,973

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax recognition of unrealized gain on investments in passive foreign investment companies.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$2,333,526	$(2,358,021)	$24,495

14

Delaware VIP Emerging Markets Series

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Shares sold:
Standard Class	5,823,019	4,700,048
Service Class	6,063,437	4,637,136

Shares issued upon reinvestment of dividends and distributions:
Standard Class	986,563	310,143
Service Class	807,304	216,640
	13,680,323	9,863,967

Shares repurchased:
Standard Class	(2,876,176)	(3,097,082)
Service Class	(2,684,391)	(2,070,320)
	(5,560,567)	(5,167,402)
Net increase	8,119,756	4,696,565

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2007, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no foreign currency exchange contracts outstanding at December 31, 2007.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Series receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records securities lending income net of allocations to the security lending agent and the borrower.

At December 31, 2007, the market value of the securities on loan was $42,126,431, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

15

Delaware VIP Emerging Markets Series

Notes to Financial Statements (continued)

10. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual Rule 144A securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. As of December 31, 2007, no securities have been determined to be illiquid under the Series’ Liquidity Procedures. Rule 144A securities have been identified on the Statement of Net Assets.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
64%	36%	100%

(A) and (B) are based on a percentage of the Series’ total distributions.

The Delaware VIP Emerging Markets Series intends to pass through foreign tax credits in the maximum amount of $515,903. The gross foreign source income earned during the fiscal year 2007 by Delaware VIP Emerging Markets Series was $13,029,933.

13. Change in Custodian

On October 17, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15258 became the Series’ custodian.

16

Delaware VIP Trust — Delaware VIP Emerging Markets Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Emerging Markets Series

We have audited the accompanying statement of net assets of the Delaware VIP Emerging Markets Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Emerging Markets Series of Delaware VIP Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 14, 2008

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments® Funds’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

17

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INTERESTED TRUSTEES

Patrick P. Coyne(1) 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.(2)	84

Director — Kaydon Corp.

Board of Governors Member – Investment Company Institute (2007 – present)

Member of Investment Committee – Cradle of Liberty Council, BSA (November 2007 – present)

Finance Committee Member – St. John Vianney Roman Catholic Church (2007 – present)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84

Director — Bryn Mawr Bank Corp. (BMTC) (April 2007 — Present)

Chairman of Investment Committee – The Haverford School (2002 – present)

Chairman of Investment Committee – Pennsylvania Academy of Fine Arts (2007 – present)

Trustee (2004 – present)

Investment Committee Member – Pennsylvania Horticulture Society (February 2006 – present)

18

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INDEPENDENT TRUSTEES (CONTINUED)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director — Community Health Systems Director — Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Member — Systemax, Inc.

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 1997	President and Chief Executive Officer — MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84

Director — CenterPoint Energy

Director and Audit Committee Member — Digital River, Inc.

Director and Audit Committee Member — Rimage Corporation

Director and Chair of Compensation and Governance & Nominating Committees — Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 — Present) Vice President — Mergers & Acquisitions (January 2003 — January 2006), and Vice President (July 1995 – January 2003) 3M Corporation	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2003	Founder — Investor Analytics (Risk Management) (May 1999 – Present) Founder — Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member — Investor Analytics Director and Audit Committee Member — Oxigene, Inc.

19

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None(4)

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	84	None(4)

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None(4)

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None(4)

(1)	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
(2)	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
(3)

In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4)

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

20

Delaware VIP Trust — Delaware VIP Growth Opportunities Series

For the 12-month period ended Dec. 31, 2007, the Delaware VIP Growth Opportunities Series Standard Class shares returned +12.96%, while Service Class shares returned +12.71% (both figures reflect all distributions reinvested). The Series’ benchmark, the Russell Midcap® Growth Index, returned +11.43% (source: Lipper).

Materials- and energy-related stocks were among the better-performing sectors in the Russell Midcap Growth Index. Energy stocks benefited from climbing oil prices, which surpassed $95 per barrel for the first time. In contrast, many consumer-related companies underperformed, and financial stocks fell behind the overall market because of worries about subprime loans.

The vast majority of the Series’ outperformance relative to our benchmark came from successful stock selection, as opposed to sector positioning. Because we tend to keep the Series’ sector weightings relatively close to those of the Russell Midcap Growth Index, it’s common for stock selection to have the most significant impact on our performance. During the past 12 months, we outperformed the index most significantly in the healthcare sector. We also saw favorable results from a number of our energy-related investments.

During the period, we made no dramatic changes to our sector allocations. We continued to try to identify the best available companies in our mid-cap investment universe, and found a variety of opportunities we believed offered good total return potential relative to their risk.

We own a number of what we believe to be high-quality companies. These companies have been successfully taking market share from their competitors and providing solid financial results. We have maintained significant weightings in defensive sectors such as healthcare. We’re also somewhat overweighted in business services and technology stocks, which we believe are operating in a favorable overall environment.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Growth Opportunities Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Growth Opportunities Series Average annual total returns For periods ended Dec. 31, 2007	1 year	5 years	10 years	Lifetime

Standard Class shares (commenced operations July 12, 1991)	+12.96%	+16.25%	+9.04%	+10.13%

Service Class shares (commenced operations May 1, 2000)	+12.71%	+15.98%	N/A	+1.62%

As disclosed in the Series’ most recent prospectus, expenses for Standard Class and Service Class shares were as follows: The net expense ratios for Standard Class and Service Class shares of the Series were 0.90% and 1.15%, respectively. Total operating expenses for Standard Class and Service Class shares were 0.90% and 1.20%, respectively. Management fees for Standard Class and Service Class shares were 0.75%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal and, as a result, no adjustments were made for income taxes.

An expense limitation was in effect for all classes during the periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance of Service Class shares will vary due to different charges and expenses.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Prices of growth company securities may be more volatile than the prices of other securities, particularly over the short term. The Series will be particularly affected by declines in stock prices, which could be caused by a drop in the overall equity market or poor performance from particular companies or industries. Series that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in large, more established companies. Some portfolios offer more risk than others.

1

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP Growth Opportunities Series Standard Class shares for the period from Dec. 31, 1997, through Dec. 31, 2007. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the Russell Midcap Growth Index for the period from Dec. 31, 1997, through Dec. 31, 2007. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

2

Delaware VIP Trust — Delaware VIP Growth Opportunities Series
Disclosure of Series Expenses

For the Period July 1, 2007 to December 31, 2007

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Annualized Expense Ratios	Expenses Paid During Period 7/1/07 to 12/31/07*
Actual Series Return
Standard Class	$1,000.00	$991.20	0.90%	$4.52
Service Class	1,000.00	990.10	1.15%	5.77

Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.67	0.90%	$4.58
Service Class	1,000.00	1,019.41	1.15%	5.85

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Delaware VIP Trust — Delaware VIP Growth Opportunities Series
Sector Allocation and Top 10 Holdings

As of December 31, 2007

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stockw	100.14%
Basic Industry/Capital Goods	13.06%
Business Services	5.32%
Consumer Non-Durables	13.92%
Consumer Services	5.71%
Energy	9.97%
Financials	8.39%
Health Care	14.09%
Technology	27.08%
Transportation	1.06%
Utilities	1.54%
Discount Note	1.72%
Securities Lending Collateral	23.35%
Total Value of Securities	125.21%
Obligation to Return Securities Lending Collateral	(23.35)%
Liabilities Net of Receivables and Other Assets	(1.86)%
Total Net Assets	100.00%

w	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of Net Assets
National Oilwell Varco	3.20%
Omniture	2.56%
Nuance Communications	2.41%
Manitowoc	2.20%
Geophysique-Veritas ADR	2.19%
MEMC Electronic Materials	2.17%
Medco Health Solutions	2.07%
Citrix Systems	2.06%
Smith International	2.03%
Urban Outfitters	2.03%

4

Delaware VIP Trust — Delaware VIP Growth Opportunities Series
Statement of Net Assets

December 31, 2007

		Number of Shares	Value

	COMMON STOCK–100.14%w
	Basic Industry/Capital Goods–13.06%
	Allegheny Technologies	6,700	$578,880
†	First Solar	1,800	480,852
	Joy Global	12,500	822,750
	Manitowoc	19,800	966,834
†	Mettler-Toledo International	5,800	660,040
	Oshkosh Truck	9,900	467,874
†	Quanta Services	21,500	564,160
	Roper Industries	9,800	612,892
*	Trinity Industries	21,400	594,064
			5,748,346
	Business Services–5.32%
	Dun & Bradstreet	6,000	531,780
	Expeditors International Washington	14,700	656,796
†	Fiserv	13,300	738,017
	Paychex	11,500	416,530
			2,343,123
	Consumer Non-Durables–13.92%
*†	Amazon.com	8,800	815,232
*†	Crocs	16,800	618,408
†	Dick’s Sporting Goods	20,000	555,200
*	Flowers Foods	29,050	680,061
	Guess	5,700	215,973
*†	J Crew Group	11,700	564,057
	Nordstrom	12,000	440,760
*	Tiffany & Co	8,900	409,667
†	Ulta Salon Cosmetics & Fragrance	2,900	49,735
†	Under Armour Class A	20,300	886,501
*†	Urban Outfitters	32,700	891,402
			6,126,996
	Consumer Services–5.71%
	Host Hotels & Resorts	19,039	324,425
	International Game Technology	17,200	755,596
*	Marriott International Class A	10,700	365,726
	Starwood Hotels & Resorts Worldwide	12,500	550,375
	Wynn Resorts	4,600	515,798
			2,511,920
	Energy–9.97%
*†	Geophysique-Veritas ADR	17,200	964,060
†	Helix Energy Solutions Group	14,500	601,750
	Helmerich & Payne	12,900	516,903
†	National Oilwell Varco	19,200	1,410,432
	Smith International	12,100	893,585
			4,386,730
	Financials–8.39%
*†	Affiliated Managers Group	5,700	669,522
*†	Interactive Brokers Group Class A	19,500	630,240
†	IntercontinentalExchange	1,200	231,000
*	Legg Mason	4,800	351,120
*	Lehman Brothers Holdings	10,200	667,488
†	Oaktree Capital Group	10,400	340,600
*	People’s United Financial	29,400	523,320
	T. Rowe Price Group	4,600	280,048
			3,693,338
	Health Care–14.09%
†	Abraxis BioScience	8,549	$587,915
*†	Amylin Pharmaceuticals	12,200	451,400
*†	APP Pharmaceuticals	43,900	450,853
†	Barr Pharmaceuticals	14,000	743,400
†	DaVita	9,000	507,150
†	Express Scripts	4,700	343,100
†	Inverness Medical Innovations	9,200	516,856
†	Medco Health Solutions	9,000	912,600
*	Omnicare	10,700	244,067
†	OSI Pharmaceuticals	9,700	470,547
*	Quest Diagnostics	7,500	396,750
†	Regeneron Pharmaceuticals	23,800	574,770
			6,199,408
	Technology–27.08%
†	American Tower Class A	14,500	617,700
†	ANSYS	1,600	66,336
†	Atheros Communications	13,500	412,290
†	Citrix Systems	23,800	904,638
*†	F5 Networks	27,800	792,856
*†	Focus Media Holding ADR	4,100	232,921
	L-3 Communications Holdings	5,900	625,046
†	McAfee	6,500	243,750
†	MEMC Electronic Materials	10,800	955,692
*†	Microsemi	33,300	737,262
†	Network Appliance	21,200	529,152
†	NII Holdings	12,000	579,840
*†	Nuance Communications	56,800	1,061,024
†	Omniture	33,800	1,125,201
†	salesforce.com	10,600	664,514
*	Satyam Computer Services ADR	26,500	708,080
†	Sina	9,000	398,790
†	Sykes Enterprises	34,400	619,200
†	Varian Semiconductor Equipment Associates	6,900	255,300
*†	VMware Class A	4,600	390,954
			11,920,546
	Transportation–1.06%
*	Hunt (J.B.) Transport Services	17,000	468,350
			468,350
	Utilities–1.54%
	Alliant Energy	16,700	679,523
			679,523
	Total Common Stock (cost $35,759,521)		44,078,280

5

		Principal Amount	Value

≠	DISCOUNT NOTE–1.72%
	Federal Home Loan Bank 3.25% 1/2/08	$759,137	$759,069
	Total Discount Note (cost $759,069)		759,069

	Total Value of Securities Before Securities Lending Collateral—101.86% (cost $36,518,590)		44,837,349

	Number of Shares	Value

SECURITIES LENDING COLLATERAL**–23.35%
Investment Companies Mellon GSL DBT II Collateral Fund	10,277,127	$10,277,127
Total Securities Lending Collateral (cost $10,277,127)		10,277,127

TOTAL VALUE OF SECURITIES–125.21% (cost $46,795,717)	55,114,476 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(23.35%)	(10,277,127)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.86%)	(820,714)
NET ASSETS APPLICABLE TO 2,070,288 SHARES OUTSTANDING–100.00%	$44,016,635
NET ASSET VALUE–DELAWARE VIP GROWTH OPPORTUNITIES SERIES STANDARD CLASS ($31,945,197 / 1,495,704 Shares)	$21.36
NET ASSET VALUE–DELAWARE VIP GROWTH OPPORTUNITIES SERIES SERVICE CLASS ($12,071,438 / 574,584 Shares)	$21.01
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization–no par)	$31,594,571
Accumulated net realized gain on investments	4,103,305
Net unrealized appreciation of investments	8,318,759
Total net assets	$44,016,635

w	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security for the year ended December 31, 2007.
#	The rate shown is the effective yield at the time of purchase.
*	Fully or partially on loan.
**	See Note 8 in “Notes to Financial Statements.”
©	Includes $9,996,042 of securities loaned.

ADR – American Depositary Receipts

See accompanying notes

6

Delaware VIP Trust — Delaware VIP
Growth Opportunities Series
Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME:
Dividends	$261,373
Interest	17,725
Securities lending income	45,294
324,392

EXPENSES:
Management fees	368,413
Distribution expenses – Service Class	37,987
Accounting and administration expenses	19,646
Reports and statements to shareholders	14,999
Audit and tax	13,282
Dividend disbursing and transfer agent fees and expenses	10,316
Legal fees	6,285
Custodian fees	3,399
Trustees’ fees	2,335
Insurance fees	1,206
Dues and services	1,042
Consulting fees	915
Pricing fees	568
Taxes (other than taxes on income)	345
Trustees’ expenses	285
Registration fees	31
481,054
Less waiver of distribution expenses – Service Class	(6,331)
Less expense paid indirectly	(1,127)
Total operating expenses	473,596

NET INVESTMENT LOSS	(149,204)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	8,936,402
Net change in unrealized appreciation/depreciation of investments	(2,633,177)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,303,225

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,154,021

See accompanying notes

Delaware VIP Trust — Delaware VIP
Growth Opportunities Series
Statements of Changes in Net Assets

	Year Ended
	12/31/07	12/31/06
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(149,204)	$(94,468)
Net realized gain on investments	8,936,402	6,652,389
Net change in unrealized appreciation/ depreciation of investments	(2,633,177)	(3,075,782)
Net increase in net assets resulting from operations	6,154,021	3,482,139

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,088,179	38,229,325
Service Class	1,733,487	12,382,384
	4,821,666	50,611,709
Cost of shares repurchased:
Standard Class	(14,652,826)	(48,030,272)
Service Class	(3,361,589)	(15,056,667)
	(18,014,415)	(63,086,939)
Decrease in net assets derived from capital share transactions	(13,192,749)	(12,475,230)

NET DECREASE IN NET ASSETS	(7,038,728)	(8,993,091)

NET ASSETS:
Beginning of year	51,055,363	60,048,454
End of year (there was no undistributed net investment income at either year end)	$44,016,635	$51,055,363

See accompanying notes

7

Delaware VIP Trust — Delaware VIP Growth Opportunities Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Growth Opportunities Series Standard Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$18.910	$17.780	$15.960	$14.190	$10.060

Income (loss) from investment operations:
Net investment loss(1)	(0.050)	(0.021)	(0.056)	(0.031)	(0.032)
Net realized and unrealized gain on investments	2.500	1.151	1.876	1.801	4.162
Total from investment operations	2.450	1.130	1.820	1.770	4.130

Net asset value, end of period	$21.360	$18.910	$17.780	$15.960	$14.190

Total return(2)	12.96%	6.36%	11.40%	12.47%	41.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$31,945	$38,859	$46,000	$56,875	$65,368
Ratio of expenses to average net assets	0.90%	0.91%	0.90%	0.84%	0.85%
Ratio of net investment loss to average net assets	(0.24)%	(0.11)%	(0.35)%	(0.21)%	(0.27)%
Portfolio turnover	91%	67%	75%	94%	94%

(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

8

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Growth Opportunities Series Service Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$18.640	$17.580	$15.810	$14.100	$10.010

Income (loss) from investment operations:
Net investment loss(1)	(0.101)	(0.066)	(0.096)	(0.066)	(0.058)
Net realized and unrealized gain on investments	2.471	1.126	1.866	1.776	4.148
Total from investment operations	2.370	1.060	1.770	1.710	4.090

Net asset value, end of period	$21.010	$18.640	$17.580	$15.810	$14.100

Total return(2)	12.71%	6.03%	11.20%	12.13%	40.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,072	$12,196	$14,048	$15,082	$16,906
Ratio of expenses to average net assets	1.15%	1.16%	1.15%	1.09%	1.07%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.20%	1.21%	1.20%	1.14%	1.10%
Ratio of net investment loss to average net assets	(0.49)%	(0.36)%	(0.60)%	(0.46)%	(0.49)%
Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly	(0.54)%	(0.41)%	(0.65)%	(0.51)%	(0.52)%
Portfolio turnover	91%	67%	75%	94%	94%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

9

Delaware VIP Trust — Delaware VIP Growth Opportunities Series
Notes to Financial Statements

December 31, 2007

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Growth Opportunities Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Series adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2007, the Series held no investments in repurchase agreements.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

10

Delaware VIP Growth Opportunities Series
Notes to Financial Statements (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,520 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Prior to May 1, 2007, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, did not exceed 0.95% of average daily net assets of the Series. No reimbursement was due for the year ended December 31, 2007.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Series and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended December 31, 2007, the Series was charged $15,567 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2008 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2007, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$28,651	$1,447	$2,587	$8,007

*   DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2007, the Series was charged $2,607 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2007, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$44,130,636
Sales	57,118,815

11

Delaware VIP Growth Opportunities Series
Notes to Financial Statements (continued)

At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$46,923,047	$9,897,490	$(1,706,061)	$8,191,429

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2007 and 2006.

5. Components of Net Assets on a Tax Basis

As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$31,594,571
Undistributed long-term capital gains	4,230,635
Unrealized appreciation of investments	8,191,429
Net assets	$44,016,635

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Series recorded the following reclassifications:

Accumulated Net Investment Loss	Paid-in Capital
$149,204	$(149,204)

$4,767,587 of capital loss carryforwards from prior years were utilized in 2007.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Shares sold:
Standard Class	145,059	2,215,596
Service Class	82,864	725,687
	227,923	2,941,283
Shares repurchased:
Standard Class	(704,758)	(2,747,292)
Service Class	(162,477)	(870,649)
	(867,235)	(3,617,941)
Net decrease	(639,312)	(676,658)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2007, or at any time during the year then ended.

12

Delaware VIP Growth Opportunities Series
Notes to Financial Statements (continued)

8. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Series receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records securities lending income net of allocations to the security lending agent and the borrower.

At December 31, 2007, the market value of the securities on loan was $9,996,042, for which the Series received collateral, comprised of U.S. government obligations valued at $39,098, and cash collateral of $10,277,127. Investments purchased with cash collateral are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. As of December 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Change in Custodian

On August 2, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15258 became the Series’ custodian.

13

Delaware VIP Trust — Delaware VIP Growth Opportunities Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust—Delaware VIP Growth Opportunities Series

We have audited the accompanying statement of net assets of the Delaware VIP Growth Opportunities Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Growth Opportunities Series of Delaware VIP Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 14, 2008

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments® Funds’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

14

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P. Coyne(1) 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.(2)	84

Director –
Kaydon Corp.

Board of Governors
Member –
Investment Company Institute
(2007 – present)

Member of Investment
Committee –
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member – St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84

Director –
Bryn Mawr
Bank Corp. (BMTC) (April 2007 – Present)

Chairman of
Investment
Committee –
The Haverford School
(2002 – present)

Chairman of
Investment
Committee –
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
Member –
Pennsylvania
Horticulture Society
(February 2006 –
present)

15

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (CONTINUED)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None
Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Member – Systemax, Inc.
Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84

Director –
CenterPoint Energy

Director and Audit
Committee Member –
Digital River, Inc.

Director and Audit
Committee Member –
Rimage
Corporation

Director and Chair of
Compensation and
Governance &
Nominating
Committees –
Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 – Present) Vice President – Mergers & Acquisitions (January 2003 – January 2006), and Vice President (July 1995 – January 2003) 3M Corporation	84	None
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2003	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

16

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None(4)
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	84	None(4)
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None(4)
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None(4)

(1)	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
(2)	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
(3)

In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4)

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

17

Delaware VIP Trust — Delaware VIP High Yield Series

For the year ended Dec. 31, 2007, Delaware VIP High Yield Series returned +2.79% for Standard Class shares and +2.55% for Service Class shares (both figures reflect all distributions reinvested). During that same period, the Series’ benchmark, the Bear Stearns High Yield Index, gained 2.09%. (source: Lipper).

We continued to focus on security selection as the primary driver of the Series’ performance. It became clear during the first quarter of the fiscal year that the problems in the U.S. housing market were more severe than many originally thought; in July and August, the deepening housing slump touched off global market turmoil. As a result, the high yield bond market experienced some of the most volatile price swings in recent memory during the summer months.

In July, high yield bonds suffered their worst monthly losses in more than five years as a result of credit concerns that were spurred, in our opinion, by the subprime mortgage crisis. In September, the market recovered strongly when the Federal Reserve trimmed the discount rate and the fed funds rate by 50 basis points each, or half a percentage point. The central bank cut the rates again in both October and December, eventually bringing the fed funds rate down to 4.25%.

During the fiscal period, the higher credit quality sectors (BB-rated bonds in particular) outperformed lower credit quality sectors (CCC-rated bonds). The better-performing high yield industry sectors were utilities, chemicals, and energy. The worst-performing areas of the market were housing, retail, and financials.

In managing the portfolio, we generally favored B-rated credits over higher-quality credits, given the additional yield compensation for the risk accepted. The utilities, energy, and capital goods sectors were the strongest relative contributors to performance. An underweight position versus the index in stronger-performing, higher-quality securities, as well as credit-specific issues, were the biggest detractors from results.

We increased positions in General Motors and Ford ahead of the successful negotiations with the United Auto Workers in September. The resolution of these talks allows Ford and General Motors to lower their cost structures, which should in turn allow them to compete more effectively. Subsequently, we reduced our auto and auto loan exposure during the fourth quarter, after GMAC made a clear commitment to continue to support Rescap, its mortgage lending operation. The Series maintained its positions in General Motors, GMAC, and Ford at the end of the period.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP High Yield Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP High Yield Series Average annual total returns For periods ended Dec. 31, 2007	1 year	5 years	10 years	Lifetime

Standard Class shares (commenced operations July 28, 1988)	+2.79%	+11.98%	+3.25%	+6.83%

Service Class shares (commenced operations May 1, 2000)	+2.55%	+11.76%	NA	+5.61%

As disclosed in the Series’ most recent prospectus, expenses for Standard Class and Service Class shares were as follows: The net expense ratios for Standard Class and Service Class shares of the Series were 0.74% and 0.99%, respectively. Total operating expenses for Standard Class and Service Class shares were 0.77% and 1.07%, respectively. Management fees for Standard Class and Service Class shares were 0.65%.

Management has contracted to reimburse expenses and/or waive its management fees from May 1, 2007, through April 30, 2008, as disclosed in the most recent prospectus.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal and, as a result, no adjustments were made for income taxes.

An expense limitation was in effect for all classes during the periods shown in the Series performance chart previous page and in the Performance of a $10,000 Investment chart below.

1

Performance of Service Class shares will vary due to different charges and expenses.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Series. High yielding, noninvestment grade (junk bonds) bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities. The portfolio may have turnover in excess of 100%. High portfolio turnover can increase the Series’ transaction costs and lower returns.

The Series may be invested in emerging markets and foreign high yield corporate bonds, which have special risks that include currency fluctuations, economic and political change, and different accounting standards. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP High Yield Series Standard Class shares for the period from Dec. 31, 1997, through Dec. 31, 2007. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the Bear Stearns High Yield Index for the period from Dec. 31, 1997, through Dec. 31, 2007. The Bear Stearns High Yield Index measures the performance of high yield bonds (rated BB or lower) that have high income potential. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

2

Delaware VIP Trust — Delaware VIP High Yield Series
Disclosure of Series Expenses

For the Period July 1, 2007 to December 31, 2007

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Annualized Expense Ratios	Expenses Paid During Period 7/1/07 to 12/31/07*
Actual Series Return
Standard Class	$1,000.00	$986.70	0.75%	$3.76
Service Class	1,000.00	986.70	1.00%	5.01

Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.42	0.75%	$3.82
Service Class	1,000.00	1,020.16	1.00%	5.09

*“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Delaware VIP Trust — Delaware VIP High Yield Series
Sector Allocation and Credit Quality Breakdown

As of December 31, 2007

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Corporate Bonds	73.80%
Basic Industry	6.36%
Brokerage	1.13%
Capital Goods	5.45%
Consumer Cyclical	4.78%
Consumer Non-Cyclical	3.35%
Energy	12.47%
Finance & Investments	1.11%
Media	4.63%
Real Estate	1.25%
Services Cyclical	10.87%
Services Non-Cyclical	4.42%
Technology & Electronics	0.77%
Telecommunications	12.15%
Utilities	5.06%
Senior Secured Loans	11.16%
Common Stock	0.35%
Convertible Preferred Stock	0.46%
Preferred Stock	0.11%
Warrants	0.00%
Discount Note	12.68%
Securities Lending Collateral	7.94%
Total Value of Securities	106.50%
Obligation to Return Securities Lending Collateral	(7.94)%
Receivables and Other Assets Net of Liabilities	1.44%
Total Net Assets	100.00%

Credit Quality Breakdown (as a % of fixed income investments)
AAA	13.95%
BBB	2.63%
BB	26.44%
B	47.90%
CCC	8.03%
D	0.35%
Not Rated	0.70%
Total	100.00%

4

Delaware VIP Trust — Delaware VIP High Yield Series

Statement of Net Assets

December 31, 2007

		Principal Amount (U.S. $ )	Value (U.S. $ )
	CORPORATE BONDS–73.80%
	Basic Industry–6.36%
*	AK Steel 7.75% 6/15/12	$1,393,000	$1,406,930
	Freeport McMoRan Copper & Gold 8.25% 4/1/15	1,123,000	1,193,188
	Georgia-Pacific	1,018,000	1,007,820
	7.70% 6/15/15
	8.875% 5/15/31	1,715,000	1,663,550
	9.50% 12/1/11	430,000	453,650
#	GTL Trade Finance 144A 7.25% 10/20/17	710,000	721,873
	Hexion US Finance 9.75% 11/15/14	1,689,000	1,832,565
*#	Ineos Group Holdings 144A 8.50% 2/15/16	1,044,000	934,380
#	MacDermid 144A 9.50% 4/15/17	2,787,000	2,633,714
*#	Momentive Performance Materials 144A 9.75% 12/1/14	1,891,000	1,749,175
#	NewPage 144A 10.00% 5/1/12	990,000	999,900
‡	Port Townsend Paper 12.4312% 8/27/12	533,400	528,066
	Potlatch 13.00% 12/1/09	2,078,000	2,358,164
•#	Ryerson 144A 12.574% 11/1/14	1,010,000	974,650
#	Sappi Papier 144A 6.75% 6/15/12	2,230,000	2,191,100
#	Steel Dynamics
	6.75% 4/1/15 144A	752,000	729,440
	7.375% 11/1/12	511,000	516,110
	Witco 6.875% 2/1/26	580,000	469,800
			22,364,075
	Brokerage–1.13%
	LaBranche
*	9.50% 5/15/09	2,032,000	2,034,540
	11.00% 5/15/12	1,980,000	1,947,825
			3,982,365
	Capital Goods–5.45%
	American Railcar Industries 7.50% 3/1/14	560,000	532,000
*	Berry Plastics Holding 8.875% 9/15/14	903,000	862,365
	CPG International 10.50% 7/1/13	1,322,000	1,255,900
*	Graham Packaging 9.875% 10/15/14	988,000	913,900
*	Graphic Packaging International 8.50% 8/15/11	872,000	867,640
*	Greenbrier 8.375% 5/15/15	413,000	396,480
*#	Hawker Beechcraft Acquisition 144A 9.75% 4/1/17	1,311,000	1,307,723
	Interface 10.375% 2/1/10	1,788,000	1,881,870
	Intertape Polymer 8.50% 8/1/14	1,202,000	1,104,338
	Koppers Industries 9.875% 10/15/13	902,000	953,865
	L-3 Communications 7.625% 6/15/12	1,700,000	1,748,875
•	NXP BV Funding 7.993% 10/15/13	1,006,000	929,293
	Owens-Brockway Glass Container 6.75% 12/1/14	1,905,000	1,904,999
	Smurfit-Stone Container Enterprises 8.00% 3/15/17	1,612,000	1,565,655
*#	SPX 144A 7.625% 12/15/14	595,000	607,644
	Trimas 9.875% 6/15/12	2,362,000	2,314,759
			19,147,306
	Consumer Cyclical–4.78%
*#	Allison Transmission 144A 11.00% 11/1/15	$1,129,000	$1,033,035
*	Carrols 9.00% 1/15/13	846,000	774,090
	Ford Motor Credit
	7.375% 10/28/09	174,000	163,844
*	7.45% 7/16/31	2,292,000	1,713,270
	7.80% 6/1/12	1,045,000	916,929
•	7.993% 1/13/12	779,000	654,879
*	General Motors 8.375% 7/15/33	2,200,000	1,782,000
	GMAC
•	6.119% 5/15/09	1,897,000	1,767,518
	6.875% 9/15/11	248,000	212,328
	6.875% 8/28/12	746,000	625,712
	KB Home 8.625% 12/15/08	964,000	949,540
	Lear 8.75% 12/1/16	2,762,000	2,527,230
	Neiman Marcus Group PIK 9.00% 10/15/15	1,805,000	1,870,431
#	Tenneco 144A 8.125% 11/15/15	1,065,000	1,059,675
#	TRW Automotive 144A 7.00% 3/15/14	820,000	758,500
			16,808,981
	Consumer Non-Cyclical–3.35%
	ACCO Brands 7.625% 8/15/15	865,000	776,338
*	Chiquita Brands International 8.875% 12/1/15	1,005,000	914,550
*	Constellation Brands 8.125% 1/15/12	1,754,000	1,767,155
	Cott Beverages USA 8.00% 12/15/11	1,025,000	958,375
	Del Monte
	6.75% 2/15/15	480,000	456,000
	8.625% 12/15/12	385,000	389,813
*	Jarden 7.50% 5/1/17	1,924,000	1,664,260
	National Beef Packing 10.50% 8/1/11	1,370,000	1,308,350
*	Pilgrim’s Pride 8.375% 5/1/17	3,589,000	3,535,164
			11,770,005
	Energy–12.47%
	AmeriGas Partners 7.125% 5/20/16	1,773,000	1,728,675
	Chesapeake Energy
	6.375% 6/15/15	1,260,000	1,225,350
	6.625% 1/15/16	1,522,000	1,495,365
	Compton Petroleum Finance 7.625% 12/1/13	3,028,000	2,831,179
	Dynergy Holdings 7.75% 6/1/19	3,850,000	3,570,874
	El Paso
*	6.875% 6/15/14	1,566,000	1,585,143
*	7.00% 6/15/17	1,875,000	1,886,319
#	El Paso Performance-Linked Trust 144A 7.75% 7/15/11	1,013,000	1,044,636
	Energy Partners 9.75% 4/15/14	1,875,000	1,781,250
	Ferrellgas Finance Escrow 6.75% 5/1/14	819,000	807,739
	Foundation Pennsylvania Coal 7.25% 8/1/14	2,322,000	2,304,585

5

		Principal Amount (U.S. $)	Value (U.S. $)
	CORPORATE BONDS (continued)
	Energy (continued)
	Geophysique-Veritas
*	7.50% 5/15/15	$307,000	$312,373
	7.75% 5/15/17	922,000	935,830
*#	Helix Energy Solutions 144A
	9.50% 1/15/16	800,000	818,000
#	Hilcorp Energy I 144A
	7.75% 11/1/15	1,294,000	1,277,825
*	9.00% 6/1/16	1,075,000	1,118,000
	Inergy Finance	861,000	841,628
	6.875% 12/15/14
	8.25% 3/1/16	394,000	409,760
#	Key Energy Services 144A
	8.375% 12/1/14	1,095,000	1,125,113
*	Kinder Morgan Finance 5.35% 1/5/11	133,000	132,123
	Mariner Energy 8.00% 5/15/17	1,246,000	1,191,488
	Massey Energy	446,000	438,195
	6.625% 11/15/10
	6.875% 12/15/13	1,565,000	1,482,838
#	OPTI Canada 144A
	7.875% 12/15/14	720,000	707,400
	8.25% 12/15/14	389,000	387,055
	PetroHawk Energy 9.125% 7/15/13	1,878,000	1,985,985
	Plains Exploration & Production
	7.00% 3/15/17	1,826,000	1,755,243
	Regency Energy Partners
	8.375% 12/15/13	1,476,000	1,527,660
#	Stallion Oilfield Services 144A
	9.75% 2/1/15	850,000	786,250
	Whiting Petroleum 7.25% 5/1/13	2,674,000	2,647,259
	Williams 7.50% 1/15/31	3,418,000	3,691,439
			43,832,579
	Finance & Investments–1.11%
	Leucadia National 8.125% 9/15/15	1,959,000	1,968,795
#	Nuveen Investments 144A
	10.50% 11/15/15	1,865,000	1,867,331
	Unum Group 5.859% 5/15/09	50,000	50,926
			3,887,052
	Media–4.63%
	Charter Communications Holdings
	13.50% 1/15/11	3,245,000	2,693,350
*	Dex Media West 9.875% 8/15/13	1,634,000	1,703,445
	Idearc 8.00% 11/15/16	3,814,000	3,518,414
#	Lamar Media 144A 6.625% 8/15/15	691,000	675,453
#	LBI Media 144A 8.50% 8/1/17	953,000	923,219
#	Quebecor World 144A
	7.75% 3/15/16	1,890,000	1,823,850
	9.75% 1/15/15	1,629,000	1,231,931
	RH Donnelley
*	8.875% 1/15/16	933,000	877,020
#	8.875% 10/15/17 144A	2,172,000	2,019,960
*#	Univision Communications PIK 144A
	9.75% 3/15/15	898,000	822,793
			16,289,435
	Real Estate–1.25%
	BF Saul REIT 7.50% 3/1/14	$1,816,000	$1,679,800
*	Host Marriott 7.125% 11/1/13	2,665,000	2,698,313
			4,378,113
	Services Cyclical–10.87%
	Aramark Services 8.50% 2/1/15	3,579,000	3,641,632
#	Cardtronics 144A 9.25% 8/15/13	1,803,000	1,766,940
	Corrections Corporation of America
	7.50% 5/1/11	1,028,000	1,045,990
	FTI Consulting 7.625% 6/15/13	3,652,000	3,761,559
#	Galaxy Entertainment Finance 144A
	9.875% 12/15/12	2,130,000	2,257,800
	Gaylord Entertainment
	8.00% 11/15/13	1,789,000	1,789,000
	Global Cash Access 8.75% 3/15/12	788,000	744,660
	Hertz 8.875% 1/1/14	3,450,000	3,514,688
	Kansas City Southern de Mexico
	9.375% 5/1/12	3,037,000	3,196,443
	Kansas City Southern Railway
	9.50% 10/1/08	1,127,000	1,155,175
	Majestic Star Casino
	9.50% 10/15/10	2,539,000	2,412,050
	Mandalay Resort Group
	9.375% 2/15/10	648,000	673,920
	9.50% 8/1/08	1,891,000	1,938,275
	MGM Mirage 7.625% 1/15/17	975,000	967,688
#	Penhall International 144A
	12.00% 8/1/14	857,000	801,295
#	Pokagon Gaming Authority
	144A 10.375% 6/15/14	3,235,000	3,493,800
	Rental Service 9.50% 12/1/14	1,464,000	1,317,600
	Seabulk International 9.50% 8/15/13	825,000	876,563
#	Seminole Indian Tribe of Florida 144A
	7.804% 10/1/20	1,135,000	1,171,524
	Station Casinos
	6.00% 4/1/12	385,000	344,575
	6.625% 3/15/18	1,932,000	1,333,080
			38,204,257
	Services Non-Cyclical–4.42%
	Allied Waste North America
*	7.375% 4/15/14	891,000	893,228
	7.875% 4/15/13	1,889,000	1,940,948
	Casella Waste Systems 9.75% 2/1/13	3,039,000	3,114,974
	CRC Health 10.75% 2/1/16	559,000	575,770
	HCA 9.25% 11/15/16	2,600,000	2,736,500
	9.625% 11/15/16 PIK	2,523,000	2,674,380
	Health Management Associates
	4.375% 8/1/23	865,000	852,025
	Omnicare 6.875% 12/15/15	1,628,000	1,522,180
	Universal Hospital PIK 8.50% 6/1/15	1,194,000	1,211,910
			15,521,915
	Technology & Electronics–0.77%
*	Freescale Semiconductor
	8.875% 12/15/14	1,180,000	1,059,050
	Sungard Data Systems
	9.125% 8/15/13	1,303,000	1,332,318
*	10.25% 8/15/15	324,000	332,910
			2,724,278

6

		Principal Amount (U.S. $)	Value (U.S. $)
	CORPORATE BONDS (continued)
	Telecommunications–12.15%
‡	Allegiance Telecom 11.75% 2/15/08	$565,000	$41,358
	American Tower
#	7.00% 10/15/17 144A	1,686,000	1,702,860
	7.125% 10/15/12	1,769,000	1,826,493
	Broadview Network 11.375% 9/1/12	1,254,000	1,313,565
•	Centennial Communications
	10.981% 1/1/13	1,617,000	1,661,468
	Citizens Communications
	7.125% 3/15/19	2,839,000	2,711,244
	Cricket Communications
	9.375% 11/1/14	2,427,000	2,287,448
#	Digicel 144A 9.25% 9/1/12	1,704,000	1,744,555
•#	Hellas Telecommunications
	Luxembourg II 144A 10.993% 1/15/15	1,367,000	1,295,233
	Hughes Network Systems/Finance
	9.50% 4/15/14	1,733,000	1,763,328
☐	Inmarsat Finance 10.375% 11/15/12	3,836,000	3,744,894
	Intelsat 11.25% 6/15/16	1,778,000	1,844,675
*	Level 3 Financing 9.25% 11/1/14	1,918,000	1,745,380
	Lucent Technologies 6.45% 3/15/29	1,774,000	1,474,638
	MetroPCS Wireless 9.25% 11/1/14	3,498,000	3,305,609
#•	Nortel Networks 144A 9.493% 7/15/11	2,124,000	2,081,520
	NTL Cable 9.125% 8/15/16	1,167,000	1,161,165
#	PAETEC Holding 144A 9.50% 7/15/15	1,496,000	1,466,080
*	Qwest Capital Funding 7.25% 2/15/11	1,966,000	1,946,340
	Qwest 7.50% 10/1/14	1,425,000	1,453,500
	Rural Cellular
	9.875% 2/1/10	1,742,000	1,816,035
•	10.661% 11/1/12	493,000	505,325
	Time Warner Telecom Holdings
	9.25% 2/15/14	928,000	953,520
	Triton PCS 8.50% 6/1/13	984,000	1,023,360
	Windstream 8.125% 8/1/13	1,777,000	1,848,080
			42,717,673
	Utilities–5.06%
	AES
	7.75% 3/1/14	1,368,000	1,385,100
#	144A 8.00% 10/15/17	1,212,000	1,245,330
‡#	Calpine 144A 8.496% 7/15/09	1,177,692	1,248,354
	Elwood Energy 8.159% 7/5/26	1,961,171	1,970,321
	Midwest Generation 8.30% 7/2/09	928,322	942,247
	Mirant Americas Generation 8.30% 5/1/11	2,233,000	2,249,748
	Mirant North America 7.375% 12/31/13	1,814,000	1,827,605
	NRG Energy 7.375% 2/1/16	5,403,000	5,281,432
	Orion Power Holdings 12.00% 5/1/10	1,495,000	1,637,025
			17,787,162
	Total Corporate Bonds
	(cost $264,814,556)		259,415,196

«	SENIOR SECURED LOANS–11.16%
	AlixPartners 0.00% 10/12/13	887,758	863,345
	ALLTEL 7.69% 12/21/14	960,000	927,000
	Aramark
	7.08% 1/26/14	929,599	886,415
	7.485% 1/26/14	65,401	62,212
	Bausch & Lomb
	8.34% 4/11/15	$237,000	$236,408
	8.34% 4/11/15	948,000	944,985
	BNY ConvergEx Group 7.39% 9/29/13	1,235,714	1,200,187
	Building Materials 8.256% 2/22/14	1,567,135	1,337,283
	Coffeyville Resources
	5.26% 12/28/10	154,701	149,964
	8.365% 12/28/13	504,535	489,399
	Community Health Systems
	7.61% 7/2/14	3,410,097	3,288,612
	7.61% 8/25/14	168,677	162,668
	Dynegy Holdings
	7.28% 4/2/13	230,000	216,200
	7.65% 4/2/13	1,680,000	1,594,597
	Energy Futures Holdings
	7.565% 10/10/14	4,150,000	4,076,399
	8.39% 10/10/14	3,300,000	3,243,158
	Ford Motor 8.36% 11/29/13	1,309,884	1,214,918
	Freescale Semiconductor 7.37% 12/1/13	1,446,357	1,342,465
	General Motors 7.745% 11/17/13	744,375	697,297
	Georgia Pacific Term Tranche Loan B
	7.115% 12/22/12	925,000	882,284
	Goodyear Tire 7.47% 4/30/14	1,100,000	1,025,750
	HCA 7.12% 11/18/13	1,785,000	1,720,294
	Idearc 7.35% 11/1/14	423,932	404,168
	Jarden 7.67% 1/24/12	994,873	962,008
	MacDermid 7.45% 4/12/14	787,462	752,026
	MetroPCS Wireless 9.70% 2/20/14	950,000	914,175
	Michaels Stores 7.625% 10/11/13	1,851,929	1,709,331
	NE Energy 7.87% 11/1/13	250,000	239,141
	Solar Capital Corp 7.53% 2/11/13	783,023	757,794
	Talecris Biotherapeutics 2nd Lien
	11.85% 12/6/14	1,075,000	1,072,313
	Telesat Canada 9.00% 2/14/08	2,500,000	2,387,500
	Time Warner Telecom Holdings
	7.62% 1/7/13	984,560	951,331
	Travelport 8.13% 8/1/13	681,734	619,046
	Univision Communications
	7.60% 9/15/14	70,470	64,367
	7.60% 9/15/14	2,029,530	1,853,783
	Total Senior Secured Loans
	(cost $40,465,404)		39,248,823

		Number of Shares
	COMMON STOCK–0.35%
@=†p	Avado Brands	1,813	0
†	Century Communications	2,820,000	1,833
†	Foster Wheeler	1	136
*†	Mirant	827	32,236
@=†p	Port Townsend	1,905	1,188,720
	Total Common Stock (cost $1,465,375)		1,222,925

7

		Number of Shares	Value (U.S. $ )
	CONVERTIBLE PREFERRED STOCK–0.46%
	General Motors 5.25% exercise price $64.90, expiration date 3/6/32	39,700	$768,592
	Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17	970	848,871
	Total Convertible Preferred Stock (cost $1,732,710)		1,617,463

	PREFERRED STOCK–0.11%
	Port Townsend	381	377,190
	Total Preferred Stock (cost $377,190)		377,190

	WARRANTS–0.00%
	Port Townsend	381	9,144
†#	Solutia 144A, exercise price $7.59, expiration date 7/15/09	850	0
	Total Warrants (cost $81,575)		9,144

		Principal Amount (U.S. $ )	Value (U.S. $ )
#	DISCOUNT NOTE–12.68%
	Federal Home Loan Bank 3.25% 1/2/08	$44,567,046	$44,563,064
	Total Discount Note (cost $44,563,064)		44,563,064

	Total Value of Securities Before Securities Lending Collateral—98.56% (cost $353,499,874)		346,453,805
		Number of Shares
	SECURITIES LENDING COLLATERAL**–7.94%
	Investment Companies Mellon GSL DBT II Collateral Fund	27,924,434	27,924,434
	Total Securities Lending Collateral (cost $27,924,434)		27,924,434

TOTAL VALUE OF SECURITIES–106.50% (cost $381,424,308)	374,378,239 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(7.94%)	(27,924,434)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.44%	5,075,149
NET ASSETS APPLICABLE TO 59,204,416 SHARES OUTSTANDING–100.00%	$351,528,954
NET ASSET VALUE–DELAWARE VIP HIGH YIELD SERIES STANDARD CLASS ($132,666,864 / 22,308,096 Shares)	$5.95
NET ASSET VALUE–DELAWARE VIP HIGH YIELD SERIES SERVICE CLASS ($218,862,090 / 36,896,320 Shares)	$5.93
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization–no par)	$381,141,915
Undistributed net investment income	26,466,659
Accumulated net realized loss on investments	(49,033,551)
Net unrealized depreciation of investments	(7,046,069)
Total net assets	$351,528,954

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2007, the aggregate amount of Rule 144A securities was $53,121,026, which represented 15.11% of the Series’ net assets. See Note 10 in “Notes to Financial Statements.”

p

Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At December 31, 2007, the aggregate amount of the restricted securities was $1,188,720, or 0.34% of the Series’ net assets. See Note 10 in “Notes to Financial Statements.”

†	Non-income producing security for the year ended December 31, 2007.
‡	Non-income producing security. Security is currently in default.
•	Variable rate security. The rate shown is the rate as of December 31, 2007.
☐	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
=

Security is being fair valued in accordance with the Series’ fair valuation policy. At December 31, 2007, the aggregate amount of fair valued securities was $1,188,720, which represented 0.34% of the Series’ net assets. See Note 1 in “Notes to Financial Statements.”

@	Illiquid security. At December 31, 2007, the aggregate amount of illiquid securities was $1,188,720, which represented 0.34% of the Series’ net assets. See Note 10 in “Notes to Financial Statements.”
«

Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR) and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

≠	The rate shown is the effective yield at the time of purchase.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”
©	Includes $27,254,493 of securities loaned.

Summary of Abbreviations:

PIK – Pay-in-kind

REIT – Real Estate Investment Trust

See accompanying notes

8

Delaware VIP Trust – Delaware VIP High Yield Series
Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME:
Interest	$28,414,626
Securities lending income	198,105
Dividends	126,183
Foreign tax withheld	(1,053)
28,737,861

EXPENSES:
Management fees	2,222,197
Distribution expenses – Service Class	651,900
Accounting and administration expenses	136,733
Reports and statements to shareholders	53,327
Legal fees	44,149
Dividend disbursing and transfer agent fees and expenses	41,944
Audit and tax	27,747
Trustees’ fees	16,032
Insurance fees	9,387
Custodian fees	7,200
Consulting fees	6,048
Pricing fees	5,368
Trustees’ expenses	2,064
Dues and services	1,395
Taxes (other than taxes on income)	751
3,226,242
Less expenses absorbed or waived	(22,338)
Less waiver of distribution expenses – Service Class	(108,650)
Less expense paid indirectly	(4,549)
Total operating expenses	3,090,705

NET INVESTMENT INCOME	25,647,156

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investments	(3,721,079)
Swap contracts	(87,163)
Net realized loss	(3,808,242)
Net change in unrealized appreciation/depreciation of investments	(14,605,416)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(18,413,658)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,233,498

See accompanying notes

Delaware VIP Trust – Delaware VIP High Yield Series
Statements of Changes in Net Assets

	Year Ended
	12/31/07	12/31/06
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$25,647,156	$20,738,501
Net realized gain (loss) on investments	(3,808,242)	342,427
Net change in unrealized appreciation/depreciation of investments	(14,605,416)	9,806,997
Net increase in net assets resulting from operations	7,233,498	30,887,925

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(7,721,397)	(5,223,811)
Service Class	(13,348,959)	(10,890,450)
	(21,070,356)	(16,114,261)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	65,104,401	65,283,017
Service Class	74,660,812	64,586,970
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	7,721,397	5,223,811
Service Class	13,348,959	10,890,450
	160,835,569	145,984,248
Cost of shares repurchased:
Standard Class	(40,639,801)	(40,279,258)
Service Class	(61,174,025)	(46,658,029)
	(101,813,826)	(86,937,287)
Increase in net assets derived from capital share transactions	59,021,743	59,046,961

NET INCREASE IN NET ASSETS	45,184,885	73,820,625

NET ASSETS:
Beginning of year	306,344,069	232,523,444
End of year (including undistributed net investment income of $26,466,659 and $21,003,046, respectively)	$351,528,954	$306,344,069

See accompanying notes

9

Delaware VIP Trust – Delaware VIP High Yield Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Standard Class Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$6.200	$5.910	$6.110	$5.690	$4.790

Income (loss) from investment operations:
Net investment income(1)	0.464	0.473	0.434	0.437	0.489
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.290)	0.226	(0.227)	0.332	0.804
Total from investment operations	0.174	0.699	0.207	0.769	1.293

Less dividends and distributions from:
Net investment income	(0.424)	(0.409)	(0.407)	(0.349)	(0.393)
Total dividends and distributions	(0.424)	(0.409)	(0.407)	(0.349)	(0.393)

Net asset value, end of period	$5.950	$6.200	$5.910	$6.110	$5.690

Total return(2)	2.79%	12.45%	3.59%	14.25%	28.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$132,667	$105,576	$70,139	$65,418	$71,061
Ratio of expenses to average net assets	0.75%	0.78%	0.78%	0.75%	0.77%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.75%	0.78%	0.78%	0.75%	0.77%
Ratio of net investment income to average net assets	7.66%	8.01%	7.39%	7.66%	9.33%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	7.66%	8.01%	7.39%	7.66%	9.33%
Portfolio turnover	143%	132%	162%	429%	716%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

10

Delaware VIP High Yield Series
Financial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Service Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$6.190	$5.900	$6.100	$5.680	$4.780

Income (loss) from investment operations:
Net investment income(1)	0.448	0.458	0.419	0.423	0.477
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.299)	0.226	(0.226)	0.334	0.809

Total from investment operations	0.149	0.684	0.193	0.757	1.286

Less dividends and distributions from:
Net investment income	(0.409)	(0.394)	(0.393)	(0.337)	(0.386)
Total dividends and distributions	(0.409)	(0.394)	(0.393)	(0.337)	(0.386)

Net asset value, end of period	$5.930	$6.190	$5.900	$6.100	$5.680

Total return(2)	2.55%	12.19%	3.34%	14.02%	28.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$218,862	$200,768	$162,384	$130,983	$68,295
Ratio of expenses to average net assets	1.00%	1.03%	1.03%	1.00%	0.99%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.05%	1.08%	1.08%	1.05%	1.02%
Ratio of net investment income to average net assets	7.41%	7.76%	7.14%	7.41%	9.11%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	7.36%	7.71%	7.09%	7.36%	9.08%
Portfolio turnover	143%	132%	162%	429%	716%

(1)The average shares outstanding method has been applied for per share information.

(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager and distributor, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

11

Delaware VIP Trust — Delaware VIP High Yield Series
Notes to Financial Statements

December 31, 2007

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP High Yield Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Other long-term debt securities, credit default swap contracts and interest rate swap contracts are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle is valued at unit value per share. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Series adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2007, the Series held no investments in repurchase agreements.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

12

Delaware VIP High Yield Series
Notes to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, inverse floater program expenses, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, do not exceed 0.74% of average daily net assets of the Series from May 1, 2007 through April 30, 2008. Prior to May 1, 2007, the expense limitation was 0.78% of average daily net assets.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Series and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended December 31, 2007, the Series was charged $105,249 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2008 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2007, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent, Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$185,269	$6,229	$46,508	$23,989

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2007, the Series was charged $18,565 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2007, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$463,678,254
Sales	440,610,878

At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Depreciation
$381,987,546	$2,099,301	$(9,708,608)	$(7,609,307)

13

Delaware VIP High Yield Series
Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Ordinary income	$21,070,356	$16,114,261

5. Components of Net Assets on a Tax Basis

As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$381,141,915
Undistributed ordinary income	26,466,659
Capital loss carryforwards	(43,176,348)
Post-October losses	(5,293,965)
Unrealized depreciation of investments	(7,609,307)
Net assets	$351,528,954

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydown gain (loss) on mortgage- and asset-backed securities, credit default swap contracts and market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$886,813	$(886,813)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at December 31, 2007 will expire as follows: $19,963,415 expires in 2008; $18,082,790 expires in 2009; $4,569,135 expires in 2010; and $561,008 expires in 2015.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Shares sold:
Standard Class	10,759,290	11,147,480
Service Class	12,343,224	10,971,704
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,295,537	918,069
Service Class	2,239,758	1,917,333
	26,637,809	24,954,586
Shares repurchased:
Standard Class	(6,771,726)	(6,900,107)
Service Class	(10,138,883)	(7,953,893)
	(16,910,609)	(14,854,000)
Net increase	9,727,200	10,100,586

14

Delaware VIP High Yield Series
Notes to Financial Statements (continued)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2007, or at any time during the year then ended.

8. Swap Contracts

The Series may enter into interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in accordance with its investment objectives. The Series may use interest rate swaps to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Series invests in, such as the corporate bond market. The Series may also use index swaps as a substitute for future or options contracts if such contracts are not directly available to the Series on favorable terms. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Series from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Series will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Series will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended December 31, 2007, the Series entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Series had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Series enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown above. There were no swap contracts outstanding at December 31, 2007.

15

Delaware VIP High Yield Series
Notes to Financial Statements (continued)

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Series receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records securities lending income net of allocations to the security lending agent and the borrower.

At December 31, 2007, the market value of the securities on loan was $27,254,493, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

The Series invests in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term} Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
—	100%	100%

(A) and (B) are based on a percentage of the Series’ total distributions.

13. Change in Custodian

On August 9, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15258 became the Series’ custodian.

16

Delaware VIP Trust — Delaware VIP High Yield Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP High Yield Series

We have audited the accompanying statement of net assets of the Delaware VIP High Yield Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP High Yield Series of Delaware VIP Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 14, 2008

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended December 31 is available without charge (i) through the Delaware Investments® Funds’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

17

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P. Coyne(1) 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.(2)	84

Director —
Kaydon Corp.

Board of Governors Member — Investment Company Institute (2007 — present)

Member of Investment  Committee — Cradle of Liberty Council, BSA  (November 2007 — present)

Finance Committee Member — St. John Vianney Roman  Catholic Church (2007 — present)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004 — Present) Investment Manager — Morgan Stanley & Co. (January 1984 — March 2004)	84

Director —
Bryn Mawr  Bank Corp. (BMTC) (April 2007 — Present)

Chairman of Investment  Committee — The Haverford School (2002 — present)

Chairman of  Investment  Committee —  Pennsylvania Academy  of Fine Arts (2007 — present)

Trustee (2004 — present)

Investment Committee Member —  Pennsylvania  Horticulture Society (February 2006 —  present)

18

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (CONTINUED)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Franklin & Marshall College (June 2002 — Present) Executive Vice President — University of Pennsylvania (April 1995 — June 2002)	84	Director — Community Health Systems Director — Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990 — Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer — Assurant, Inc. (Insurance) (2002 — 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant — ARL Associates (Financial Planning) (1983 — Present)	84	Director and Audit Committee Member — Systemax, Inc.

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 1997	President and Chief Executive Officer — MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 — Present)	84

Director — CenterPoint Energy Director and Audit Committee Member — Digital River, Inc.

Director and Audit Committee Member — Rimage Corporation

Director and Chair of  Compensation and  Governance &  Nominating  Committees —  Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 — Present) Vice President — Mergers & Acquisitions (January 2003 — January 2006), and Vice President (July 1995 — January 2003) 3M Corporation	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2003	Founder — Investor Analytics (Risk Management) (May 1999 — Present) Founder — Sutton Asset Management (Hedge Fund) (September 1998 — Present)	84	Director and Audit Committee Member — Investor Analytics Director and Audit Committee Member — Oxigene, Inc.

19

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None(4)

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	84	None(4)

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None(4)

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None(4)

(1) Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

(3) In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4) David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

20

Delaware VIP Trust — Delaware VIP International Value Equity Series

During the fiscal period ended Dec. 31, 2007, Delaware VIP International Value Equity Series’ Standard Class shares returned +5.24%, and its Service Class shares returned +4.98% with all distributions reinvested. In comparison, the Fund’s benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index, returned +11.15% (source: Lipper).

Established international markets made healthy gains during 2007, which were often supported by a declining U.S. dollar. Growth stocks outpaced their value counterparts — a reversal of the trend seen in recent years. As value investors, we remained focused on the lower-priced segment of the market, which did not fare as well as growth-oriented investments and held back returns in the Series compared to the index.

Many of the stronger performing stocks were those of companies positioned to benefit from global economic growth, such as the growth taking place in China and India. Certain cyclical (more economically sensitive) groups also performed very well as they benefited from strong and growing demand from Asia. The Series’ performance gained from its holdings in the technology sector, and our healthcare holdings fared better than others in the sector.

Among the past fiscal year’s poorly performing sectors was financials. Its troubles began with concerns about the U.S. subprime mortgage market. Global financial stocks broadly sold off, with many solid businesses appearing to suffer nearly as much as some of the more obviously poor-quality companies. Our overweighting in the poor-performing consumer discretionary sector, as well as relatively weak stock selection there, detracted from results.

We remained very much focused on individual bottom-up stock selection over this fiscal year. We sought attractively valued stocks with competitive advantages that we believed were not being fully appreciated by the market. In all types of markets, we looked for solid, well-run businesses that were temporarily out of favor but offered long-term appreciation potential.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP International Value Equity Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Delaware VIP International Value Equity Series Average annual total returns For periods ending Dec. 31, 2007	1 year	5 years	10 years	Lifetime
Standard Class shares (commenced operations Oct. 29, 1992)	+5.24%	+20.73%	+9.90%	+10.38%

Service Class shares (commenced operations May 1, 2000)	+4.98%	+20.43%	NA	+10.22%

As disclosed in the Series’ most recent prospectus, expenses for Standard Class and Service Class shares were as follows: The net expense ratios for Standard Class and Service Class shares of the Series were 1.00% and 1.25%, respectively. Total operating expenses for Standard Class and Service Class shares were 1.00% and 1.30%, respectively. Management fees for Standard Class and Service Class shares were 0.85%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal and, as a result, no adjustments were made for income taxes.

An expense limitation was in effect for all classes during the periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance of Service Class shares will vary due to different charges and expenses.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

1

Investments in variable products involve risk. Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. A value stock may not increase in price as anticipated if other investors do not share the portfolio managers’ perception of the company’s value or if factors that would typically increase the price of the security do not occur. This Series will be particularly affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP International Value Equity Series Standard Class shares for the period from Dec. 31, 1997, through Dec. 31, 2007. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the MSCI EAFE Index for the period from Dec. 31, 1997, through Dec. 31, 2007. The MSCI EAFE Index measures the equity market performance of 21 developed market countries in Europe, Australasia, and the Far East. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

2

Delaware VIP Trust — Delaware VIP International Value Equity Series
Disclosure of Series Expenses

For the Period July 1, 2007 to December 31, 2007

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Annualized Expense Ratios	Expenses Paid During Period 7/1/07 to 12/31/07*
Actual Series Return
Standard Class	$1,000.00	$943.50	0.99%	$4.85
Service Class	1,000.00	942.20	1.24%	6.07
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.21	0.99%	$5.04
Service Class	1,000.00	1,018.95	1.24%	6.31

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Delaware VIP Trust — Delaware VIP International Value Equity Series
Country and Sector Allocations

As of December 31, 2007

Country and sector designations may be different than the country and sector designations presented in other Series materials.

Country	Percentage of Net Assets
Common Stock	98.40%
Australia	3.62%
Belgium	1.70%
Canada	3.31%
Denmark	2.38%
Finland	2.83%
France	17.02%
Germany	5.08%
Hong Kong	1.59%
Ireland	1.09%
Japan	19.49%
Mexico	2.99%
Netherlands	5.00%
Republic of Korea	1.81%
Sweden	2.10%
Switzerland	2.08%
Taiwan	2.24%
United Kingdom	24.07%
Discount Note	0.46%
Securities Lending Collateral	16.45%
Total Value of Securities	115.31%
Obligation to Return Securities Lending Collateral	(16.45)%
Receivables and Other Assets Net of Liabilities	1.14%
Total Net Assets	100.00%

Sector	Percentage of Net Assets
Consumer Discretionary	19.78%
Consumer Staples	5.37%
Energy	6.45%
Financials	17.88%
Health Care	13.27%
Industrials	10.94%
Information Technology	9.46%
Materials	3.80%
Telecommunication Services	9.22%
Utilities	2.23%
Total	98.40%

4

Delaware VIP Trust — Delaware VIP International Value Equity Series
Statement of Net Assets

December 31, 2007

		Number of Shares	Value (U.S. $)
	COMMON STOCK–98.40%Δ
	Australia–3.62%
	Coca-Cola Amatil	305,605	$2,539,194
	Telstra	446,362	1,834,794
	Telstra–Receipt	429,016	1,191,955
			5,565,943
	Belgium–1.70%
*	Dexia	104,022	2,615,681
			2,615,681
	Canada–3.31%
†	CGI Group Class A	436,694	5,093,115
			5,093,115
	Denmark–2.38%
	Novo Nordisk Class B	55,996	3,671,330
			3,671,330
	Finland–2.83%
	Nokia	112,608	4,358,300
			4,358,300
	France–17.02%
*	AXA	76,341	3,051,576
	Cia de Saint-Gobain	32,644	3,072,346
*	Lafarge	24,969	4,536,750
	Lagardere	34,617	2,591,173
	Publicis Groupe	85,496	3,341,417
*	Sanofi-Aventis	46,360	4,261,087
	Total	64,253	5,328,997
			26,183,346
	Germany–5.08%
	Bayerische Motoren Werke	64,084	3,996,288
	Metro	45,711	3,817,850
			7,814,138
	Hong Kong–1.59%
*	Techtronic Industries	2,454,859	2,449,036
			2,449,036
	Ireland–1.09%
	Anglo Irish Bank	104,764	1,672,645
			1,672,645
	Japan–19.49%
*	Asahi Glass	263,000	3,535,122
*	Canon	56,680	2,642,898
	Don Quijote	145,400	2,868,364
	Fujitsu	374,000	2,525,304
	Mitsubishi UFJ Financial Group	256,000	2,403,443
*	NGK Spark Plug	183,000	3,209,720
	Nissan Motor	308,900	3,406,985
	Ono Pharmaceutical	59,500	2,785,061
	Round One	1,534	3,067,449
	Terumo	67,200	3,543,184
			29,987,530
	Mexico–2.99%
	Cemex ADR	51,598	1,333,808
	Telefonos de Mexico ADR	88,916	3,275,666
			4,609,474
	Netherlands–5.00%
	ING Groep CVA	97,069	$3,789,472
	Koninklijke Philips Electronics	90,599	3,903,140
			7,692,612
	Republic of Korea–1.81%
	Kookmin Bank	37,784	2,785,213
			2,785,213
	Sweden–2.10%
	Nordea Bank	193,147	3,226,236
			3,226,236
	Switzerland–2.08%
	Novartis	58,336	3,196,564
			3,196,564
	Taiwan–2.24%
	Chunghwa Telecom ADR	163,727	3,456,283
			3,456,283
	United Kingdom–24.07%
	AstraZeneca	70,822	3,045,023
	BP	378,640	4,626,649
†	British Airways	383,903	2,356,921
	Greggs	20,611	1,939,438
	HBOS	177,104	2,588,071
	Kesa Electricals	596,349	2,763,677
	National Grid	207,620	3,440,332
	Royal Bank of Scotland Group	183,014	1,614,479
	Standard Chartered	105,802	3,876,322
	Tomkins	608,345	2,136,360
	Travis Perkins	79,556	1,903,113
	Vodafone Group	1,041,929	3,887,751
	WPP Group	222,594	2,859,217
			37,037,353
	Total Common Stock (cost $136,333,126)		151,414,799

		Principal Amount
≠	DISCOUNT NOTE–0.46%
	Federal Home Loan Bank 3.25% 1/2/08	$705,127	705,064
	Total Discount Note (cost $705,064)		705,064

	Total Value of Securities Before Securities Lending Collateral–98.86% (cost $137,038,190)		152,119,863

	Number of Shares
SECURITIES LENDING COLLATERAL**–16.45%
Investment Companies Mellon GSL DBT II Collateral Fund	25,306,978	25,306,978
Total Securities Lending Collateral (cost $25,306,978)		25,306,978

5

TOTAL VALUE OF SECURITIES–115.31% (cost $162,345,168)	$177,426,841	©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(16.45%)	(25,306,978)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.14%	1,751,607
NET ASSETS APPLICABLE TO 10,467,441 SHARES OUTSTANDING–100.00%	$153,871,470
NET ASSET VALUE–DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES STANDARD CLASS ($153,690,754 / 10,455,114 Shares)	$14.70
NET ASSET VALUE–DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES SERVICE CLASS ($180,716 / 12,327 Shares)	$14.66
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization–no par)	$126,479,194
Undistributed net investment income	2,732,837
Accumulated net realized gain on investments	9,586,338
Net unrealized appreciation of investments and foreign currencies	15,073,101
Total net assets	$153,871,470

†	Non-income producing security for the year ended December 31, 2007.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”
©	Includes $24,085,381 of securities loaned.
Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4 in “Country and Sector Allocations.”
≠	The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:

ADR – American Depositary Receipts

CVA – Dutch Certificate

See accompanying notes

6

Delaware VIP Trust —
Delaware VIP International Value Equity Series
Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME:
Dividends	$4,534,673
Securities lending income	196,301
Interest	108,246
Foreign tax withheld	(325,266)
4,513,954
EXPENSES:
Management fees	1,445,757
Accounting and administration expenses	68,028
Custodian fees	53,731
Reports and statements to shareholders	23,591
Dividend disbursing and transfer agent fees and expenses	22,161
Legal fees	20,899
Audit and tax	19,677
Taxes (other than taxes on income)	9,020
Trustees’ fees	8,126
Pricing fees	5,168
Insurance fees	4,458
Consulting fees	3,133
Trustees’ expenses	997
Registration fees	645
Dues and services	625
Distribution expenses – Service Class	506
1,686,522
Less waiver of distribution expenses – Service Class	(85)
Less expense paid indirectly	(2,547)
Total operating expenses	1,683,890

NET INVESTMENT INCOME	2,830,064

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	9,546,083
Foreign currencies	(81,312)
Net realized gain	9,464,771
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(3,269,329)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	6,195,442

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,025,506

See accompanying notes

Delaware VIP Trust —
Delaware VIP International Value Equity Series
Statements of Changes in Net Assets

	Year Ended
	12/31/07	12/31/06
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,830,064	$4,008,491
Net realized gain on investments and foreign currencies	9,464,771	66,425,012
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(3,269,329)	(35,420,048)
Net increase in net assets resulting from operations	9,025,506	35,013,455

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,694,827)	(4,683,222)
Service Class	(3,271)	(1,608)
Net realized gain on investments:
Standard Class	(65,626,826)	(9,267,611)
Service Class	(64,716)	(3,444)
	(69,389,640)	(13,955,885)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,885,952	90,482,396
Service Class	130,583	336
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	69,321,653	13,950,833
Service Class	67,987	5,052
	72,406,175	104,438,617
Cost of shares repurchased:
Standard Class	(31,233,434)	(113,759,501)
Service Class	(13,734)	(14,980)
	(31,247,168)	(113,774,481)
Increase (decrease) in net assets derived from capital share transactions	41,159,007	(9,335,864)

NET INCREASE (DECREASE) IN NET ASSETS	(19,205,127)	11,721,706

NET ASSETS:
Beginning of year	173,076,597	161,354,891
End of year (including undistributed net investment income of $2,732,837 and $3,678,748, respectively)	$153,871,470	$173,076,597

See accompanying notes

7

Delaware VIP Trust — Delaware VIP International Value Equity Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Standard Class Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of period	$23.100	$20.380	$18.550	$15.660	$11.550

Income from investment operations:
Net investment income(1)	0.273	0.512	0.496	0.396	0.373
Net realized and unrealized gain on investments and foreign currencies	0.858	4.043	1.838	2.920	4.355
Total from investment operations	1.131	4.555	2s.334	3.316	4.728

Less dividends and distributions from:
Net investment income	(0.508)	(0.616)	(0.291)	(0.426)	(0.314)
Net realized gain on investments	(9.023)	(1.219)	(0.213)	—	(0.304)
Total dividends and distributions	(9.531)	(1.835)	(0.504)	(0.426)	(0.618)

Net asset value, end of period	$14.700	$23.100	$20.380	$18.550	$15.660

Total return(2)	5.24%	23.59%	12.87%	21.79%	43.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$153,691	$173,017	$161,293	$164,544	$167,813
Ratio of expenses to average net assets	0.99%	1.01%	1.00%	0.99%	0.98%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.99%	1.01%	1.02%	0.99%	0.99%
Ratio of net investment income to average net assets	1.66%	2.44%	2.63%	2.46%	2.96%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	1.66%	2.44%	2.61%	2.46%	2.95%
Portfolio turnover	21%	114%	8%	10%	11%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

8

Delaware VIP International Value Equity Series
Fianancial Highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Service Class Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of period	$23.050	$20.350	$18.520	$15.650	$11.550

Income from investment operations:
Net investment income(1)	0.233	0.459	0.449	0.356	0.345
Net realized and unrealized gain on investments and foreign currencies	0.856	4.029	1.845	2.911	4.355
Total from investment operations	1.089	4.488	2.294	3.267	4.700

Less dividends and distributions from:
Net investment income	(0.456)	(0.569)	(0.251)	(0.397)	(0.296)
Net realized gain on investments	(9.023)	(1.219)	(0.213)	—	(0.304)
Total dividends and distributions	(9.479)	(1.788)	(0.464)	(0.397)	(0.600)

Net asset value, end of period	$14.660	$23.050	$20.350	$18.520	$15.650

Total return(2)	4.98%	23.24%	12.65%	21.44%	43.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$180	$60	$62	$95	$109
Ratio of expenses to average net assets	1.24%	1.26%	1.25%	1.24%	1.20%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.29%	1.31%	1.32%	1.29%	1.24%
Ratio of net investment income to average net assets	1.41%	2.19%	2.38%	2.21%	2.74%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	1.36%	2.14%	2.31%	2.16%	2.70%
Portfolio turnover	21%	114%	8%	10%	11%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager and distributor, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

9

Delaware VIP Trust — Delaware VIP International Value Equity Series
Notes to Financial Statements

December 31, 2007

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP International Value Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term growth without undue risk to principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Series adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2007, the Series held no investments in repurchase agreements.

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10

Delaware VIP International Value Equity Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

Prior to May 1, 2007, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, did not exceed 1.08% of average daily net assets of the Series. No reimbursement was due for the year ended December 31, 2007.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Series and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended December 31, 2007, the Series was charged $53,817 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2008 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2007, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to Affiliates*
$112,728	$2,957	$39	$6,201

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2007, the Series was charged $9,071 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

11

Delaware VIP International Value Equity Series
Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2007, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$35,497,294
Sales	59,581,230

At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$162,806,410	$26,170,154	$(11,549,723)	$14,620,431

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Ordinary income	$4,884,812	$4,773,624
Long-term capital gain	64,504,828	9,182,261
Total	$69,389,640	$13,955,885

5. Components of Net Assets on a Tax Basis

As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$126,479,194
Undistributed ordinary income	5,273,577
Undistributed long-term capital gains	7,506,840
Unrealized appreciation of investments and foreign currencies	14,611,859
Net assets	$153,871,470

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions and market timing settlement. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(77,877)	$560,988	$(483,111)

12

Delaware VIP International Value Equity Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Shares sold:
Standard Class	118,564	4,684,879
Service Class	5,928	15
Shares issued upon reinvestment of dividends and distributions:
Standard Class	4,754,572	686,895
Service Class	4,666	249
	4,883,730	5,372,038
Shares repurchased:
Standard Class	(1,907,104)	(5,796,253)
Service Class	(842)	(712)
	(1,907,946)	(5,796,965)
Net increase (decrease)	2,975,784	(424,927)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2007, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no foreign currency exchange contracts outstanding at December 31, 2007.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Series receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records securities lending income net of allocations to the security lending agent and the borrower.

At December 31, 2007, the market value of the securities on loan was $24,085,381, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

13

Delaware VIP International Value Equity Series
Notes to Financial Statements (continued)

10. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. As of December 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
93%	7%	100%

(A) and (B) are based on a percentage of the Series’ total distributions.

The Delaware VIP International Value Equity Series intends to pass through foreign tax credits in the maximum amount of $223,097. The gross foreign source income earned during the fiscal year 2007 by Delaware VIP International Value Equity Series was $4,333,367.

13. Change in Custodian

On August 2, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15258, became the Series’ custodian.

14

Delaware VIP Trust — Delaware VIP International Value Equity Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP International Value Equity Series

We have audited the accompanying statement of net assets of the Delaware VIP International Value Equity Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP International Value Equity Series of Delaware VIP Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 14, 2008

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments® Funds’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

15

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INTERESTED TRUSTEES

Patrick P. Coyne(1) 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.(2)	84

Director –
Kaydon Corp.

Board of Governors
Member –
Investment Company Institute
(2007 – present)

Member of Investment
Committee –
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member – St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84

Director –
Bryn Mawr
Bank Corp. (BMTC) (April 2007 – Present)

Chairman of
Investment
Committee –
The Haverford School
(2002 – present)

Chairman of
Investment
Committee –
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
Member –
Pennsylvania
Horticulture Society
(February 2006 –
present)

16

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INDEPENDENT TRUSTEES (CONTINUED)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Member – Systemax, Inc.

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84

Director –
CenterPoint Energy

Director and Audit
Committee Member –
Digital River, Inc.

Director and Audit
Committee Member –
Rimage
Corporation

Director and Chair of
Compensation and
Governance &
Nominating
Committees –
Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 – Present) Vice President – Mergers & Acquisitions (January 2003 – January 2006), and Vice President (July 1995 – January 2003) 3M Corporation	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2003	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

17

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None(4)

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	84	None(4)

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None(4)

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None(4)

(1)	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
(2)	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
(3)

In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4)

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

18

Delaware VIP Trust — Delaware VIP REIT Series

For the 12-month period ended Dec. 31, 2007, the Delaware VIP REIT Series returned -13.94% for Standard Class shares with distributions reinvested, as Service Class shares returned -14.18% with all distributions reinvested. The Series benchmark, the FTSE NAREIT Equity REITs Index, returned -15.69% (source: NAREIT).

Despite a good start to the year, REITs ended their run of calendar-year gains in 2007, as tumultuous credit markets, high valuations, and negative funding flows dragged down the NAREIT Index. The fourth quarter of 2007 was particularly weak and accounted for approximately 80% of the decline in the NAREIT Index for the year. The credit crisis of 2007 increased funding costs across all property sectors, and the absence of the leveraged buyer reduced sales volumes.

Early in the year, the commercial real estate market had peaked, with valuations hitting all-time highs. In the securitized and private equity real estate markets, valuations were also at record highs. That point, in our opinion, was the zenith of the REIT market and the point at which it reversed course — spurred by surging default rates on subprime mortgages, falling home sales numbers, failing mortgage companies, and dramatic write-downs by major investment and money-center banks.

Stock selection led our performance versus the index, with our sector allocation decisions resulting in a minimal contribution to relative returns. On the year, we fared best against the benchmark in sectors such as regional malls, shopping centers, and mixed-use REITs — sectors of the REIT market that showed declines, but where our holdings fared somewhat better.

During the year, specialty REITs were an area of the market that posted positive returns. Although we also made gains in the sector, we were underweight versus the index and underperformed the benchmark constituents. In the sector, we were underweight timber REITs such as Plum Creek and Rayonier, whose intrinsic values have been justified by high per-acre sales of timber. We believed these securities were near to fully valued and decided not to initiate positions or add to existing positions. Stock selection in healthcare and industrial REITs also contributed positively to the Series’ returns versus the index. The Series held Plum Creek at the end of the period; Rayonier was sold during the period.

At the end of the 12-month fiscal period, economic uncertainty had led us to take a defensive posture. REIT investors have recently favored properties that are better insulated against short-term economic stress, including properties featuring long-term leases and high credit–quality tenants.

In our opinion, REIT stocks at year end were at discounts to net asset value (gross real estate value less debt), at levels not seen for nearly a decade. We believe in valuing REIT shares versus real estate, stocks, and bonds in our analyses. At period end, REITs appeared to us cheap versus real estate, fair to slightly expensive compared to bonds, and still expensive versus stocks.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP REIT Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP REIT Series Average annual total returns For periods ended Dec. 31, 2007	1 year	5 years	Lifetime

Standard Class shares (commenced operations May 4, 1998)	-13.94%	+16.59%	+11.45%

Service Class shares (commenced operations May 1, 2000)	-14.18%	+16.30%	+14.87%

As disclosed in the Series’ most recent prospectus, expenses for Standard Class and Service Class shares were as follows: The net expense ratios for Standard Class and Service Class shares of the Series were 0.83% and 1.08%, respectively. Total operating expenses for Standard Class and Service Class shares were 0.83% and 1.13%, respectively. Management fees for Standard Class and Service Class shares were 0.73%.

Management has contracted to reimburse expenses or waive all or a portion of its management fees from May 1, 2007, through April 30, 2008, as disclosed in the most recent prospectus.

1

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal and, as a result, no adjustments were made for income taxes.

An expense limitation was in effect for all classes during the periods shown in the Series performance chart on previous page and in the Performance of a $10,000 Investment chart below.

Performance data does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Series that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real estate values, and general and local economic conditions. Series that concentrate investments in one industry may involve greater risks than more diversified funds, including more potential for volatility. The Series is also affected by interest rate changes, particularly if the REITs held in the portfolio use floating rate debt to finance their ongoing obligations. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP REIT Series Standard Class shares for the period from the Series’ inception on May 4, 1998, through Dec. 31, 2007. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the FTSE NAREIT Equity REITs Index for the period from May 31, 1998, through Dec. 31, 2007. The FTSE NAREIT Equity REITs Index is a composite of real estate investment trusts that invest in many types of U.S. properties. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

2

Delaware VIP Trust — Delaware VIP REIT Series
Disclosure of Series Expenses

For the Period July 1, 2007 to December 31, 2007

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Annualized Expense Ratios	Expenses Paid During Period 7/1/07 to 12/31/07*
Actual Series Return
Standard Class	$1,000.00	$906.10	0.83%	$3.99
Service Class	1,000.00	904.90	1.08%	5.19
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.02	0.83%	$4.23
Service Class	1,000.00	1,019.76	1.08%	5.50

*  “Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Delaware VIP Trust — Delaware VIP REIT Series
Sector Allocation and Top 10 Holdings

As of December 31, 2007

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stock	96.18%
Diversified REITs	6.20%
Health Care REITs	7.48%
Hotel REITs	5.93%
Industrial REITs	8.43%
Mall REITs	16.53%
Manufactured Housing REITs	1.51%
Multifamily REITs	11.94%
Office REITs	13.08%
Office/Industrial REITs	2.70%
Real Estate Operating Companies	3.44%
Self-Storage REITs	4.72%
Shopping Center REITs	12.34%
Specialty REITs	1.88%
Discount Note	3.25%
Securities Lending Collateral	21.80%
Total Value of Securities	121.23%
Obligation to Return Securities Lending Collateral	(21.80)%
Receivables and Other Assets Net of Liabilities	0.57%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of Net Assets
Simon Property Group	8.79%
Vornado Realty Trust	6.20%
ProLogis	5.13%
Boston Properties	5.03%
Public Storage	4.72%
General Growth Properties	4.49%
Host Hotels & Resorts	3.94%
Equity Residential	3.76%
Ventas	3.45%
Kimco Realty	3.41%

4

Delaware VIP Trust — Delaware VIP REIT Series
Statement of Net Assets

December 31, 2007

		Number of Shares	Value

	COMMON STOCK–96.18%
	Diversified REITs–6.20%
*	Vornado Realty Trust	343,601	$30,219,708
			30,219,708
	Health Care REITs–7.48%
	HCP	269,000	9,355,820
*	Health Care REIT	230,500	10,301,045
*	Ventas	371,300	16,801,325
			36,458,190
	Hotel REITs–5.93%
*	Ashford Hospitality Trust	515,600	3,707,164
	Hersha Hospitality Trust	628,690	5,972,555
*	Host Hotels & Resorts	1,128,096	19,222,756
			28,902,475
	Industrial REITs–8.43%
*	AMB Property	280,055	16,119,966
	ProLogis	394,193	24,983,952
			41,103,918
	Mall REITs–16.53%
*	General Growth Properties	531,523	21,888,117
*	Macerich	223,100	15,853,486
*	Simon Property Group	493,199	42,839,266
			80,580,869
	Manufactured Housing REITs–1.51%
	Equity Lifestyle Properties	161,600	7,380,272
			7,380,272
	Multifamily REITs–11.94%
*	Apartment Investment & Management	263,900	9,165,247
*	AvalonBay Communities	93,474	8,799,642
*	BRE Properties	225,500	9,139,515
*	Equity Residential	502,400	18,322,528
*	Essex Property Trust	40,608	3,958,874
*	Home Properties	87,700	3,933,345
*	UDR	245,100	4,865,235
			58,184,386
	Office REITs–13.08%
*	Alexandria Real Estate Equities	102,596	10,430,935
*	Boston Properties	267,200	24,531,632
*	Highwoods Properties	197,100	5,790,798
*	Kilroy Realty	138,600	7,617,456
*	SL Green Realty	164,637	15,386,974
			63,757,795
Office/Industrial REITs–2.70%
*	Digital Realty Trust	254,600	$9,769,002
PS Business Parks		64,200	3,373,710
			13,142,712
Real Estate Operating Companies–3.44%
Brookfield Properties		343,300	6,608,525
*	Marriott International Class A	161,100	5,506,398
Starwood Hotels & Resorts Worldwide		106,250	4,678,188
			16,793,111
Self-Storage REITs–4.72%
*	Public Storage	313,100	22,984,671
			22,984,671
Shopping Center REITs–12.34%
*	Developers Diversified Realty	155,378	5,949,424
*	Equity One	171,000	3,938,130
*	Federal Realty Investment Trust	184,089	15,122,911
*	Kimco Realty	456,100	16,602,040
*	Kite Realty Group Trust	325,196	4,965,743
Regency Centers		210,539	13,577,660
			60,155,908
Specialty REITs–1.88%
*	Plum Creek Timber	199,000	9,161,960
			9,161,960
Total Common Stock (cost $543,162,150)			468,825,975

		Principal Amount

≠	DISCOUNT NOTE–3.25%
	Federal Home Loan Bank 3.25% 1/2/08	$15,827,857	15,826,443
	Total Discount Note (cost $15,826,443)		15,826,443
	Total Value of Securities Before Securities Lending Collateral–99.43% (cost $558,988,593)		484,652,418

	Number of Shares

SECURITIES LENDING COLLATERAL**–21.80%
Investment Companies
Mellon GSL DBT II Collateral Fund	106,251,507	106,251,507
Total Securities Lending Collateral (cost $106,251,507)		106,251,507

5

TOTAL VALUE OF SECURITIES–121.23% (cost $665,240,100)	$590,903,925 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(21.80%)	(106,251,507)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.57%	2,781,890
NET ASSETS APPLICABLE TO 30,829,454 SHARES OUTSTANDING–100.00%	$487,434,308
NET ASSET VALUE–DELAWARE VIP REIT SERIES STANDARD CLASS ($250,071,806 / 15,797,903 Shares)	$15.83
NET ASSET VALUE–DELAWARE VIP REIT SERIES SERVICE CLASS ($237,362,502 / 15,031,551 Shares)	$15.79
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization–no par)	$408,744,622
Undistributed net investment income	12,461,749
Accumulated net realized gain on investments	140,564,112
Net unrealized depreciation of investments	(74,336,175)
Total net assets	$487,434,308

REIT – Real Estate Investment Trust

≠	The rate shown is the effective yield at the time of purchase.
*	Fully or partially on loan.
**	See Note 8 in “Notes to Financial Statements.”
©	Includes $114,399,383 of securities loaned.

See accompanying notes

6

Delaware VIP Trust — Delaware VIP REIT Series
Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME:
Dividends	$15,690,910
Interest	1,124,938
Securities lending income	181,084
Foreign tax withheld	(33,019)
16,963,913
EXPENSES:
Management fees	5,804,058
Distribution expenses – Service Class	918,987
Accounting and administration expenses	318,047
Reports and statements to shareholders	160,488
Legal fees	98,104
Dividend disbursing and transfer agent fees and expenses	90,002
Audit and tax	43,427
Trustees’ fees	38,796
Taxes (other than taxes on income)	19,575
Consulting fees	17,190
Custodian fees	15,032
Insurance fees	13,031
Dues and services	5,137
Trustees’ expenses	4,264
Pricing fees	467
7,546,605
Less waiver of distribution expenses – Service Class	(153,165)
Less expense paid indirectly	(7,256)
Total operating expenses	7,386,184

NET INVESTMENT INCOME	9,577,729

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	144,195,167
Net change in unrealized appreciation/depreciation of investments	(250,820,722)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(106,625,555)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(97,047,826)

See accompanying notes

Delaware VIP Trust — Delaware VIP REIT Series
Statements of Changes in Net Assets

	Year Ended
	12/31/07	12/31/06
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,577,729	$15,460,663
Net realized gain on investments	144,195,167	195,940,779
Net change in unrealized appreciation/depreciation of investments	(250,820,722)	30,768,216
Net increase (decrease) in net assets resulting from operations	(97,047,826)	242,169,658

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(9,041,997)	(13,253,838)
Service Class	(3,547,975)	(3,839,355)
Net realized gain on investments:
Standard Class	(135,325,510)	(44,190,646)
Service Class	(64,108,734)	(14,446,942)
	(212,024,216)	(75,730,781)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	75,197,309	141,651,178
Service Class	71,656,487	86,531,629
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	144,367,507	57,444,484
Service Class	67,656,709	18,286,297
	358,878,012	303,913,588
Cost of shares repurchased:
Standard Class	(444,572,124)	(278,178,009)
Service Class	(105,088,495)	(44,657,293)
	(549,660,619)	(322,835,302)
Decrease in net assets derived from capital share transactions	(190,782,607)	(18,921,714)

NET INCREASE (DECREASE) IN NET ASSETS	(499,854,649)	147,517,163
NET ASSETS:
Beginning of year	987,288,957	839,771,794
End of year (including undistributed net investment income of $12,461,749 and $15,460,663, respectively)	$487,434,308	$987,288,957

See accompanying notes

7

Delaware VIP Trust — Delaware VIP REIT Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Standard Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$22.860	$18.770	$19.080	$15.140	$11.730

Income (loss) from investment operations:
Net investment income(1)	0.253	0.378	0.523	0.504	0.586
Net realized and unrealized gain (loss) on investments	(2.541)	5.424	0.618	4.112	3.271
Total from investment operations	(2.288)	5.802	1.141	4.616	3.857

Less dividends and distributions from:
Net investment income	(0.297)	(0.395)	(0.360)	(0.332)	(0.342)
Net realized gain on investments	(4.445)	(1.317)	(1.091)	(0.344)	(0.105)
Total dividends and distributions	(4.742)	(1.712)	(1.451)	(0.676)	(0.447)

Net asset value, end of period	$15.830	$22.860	$18.770	$19.080	$15.140

Total return(2)	(13.94)%	32.63%	7.17%	31.38%	34.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$250,072	$672,738	$637,889	$624,223	$359,958
Ratio of expenses to average net assets	0.83%	0.84%	0.85%	0.84%	0.86%
Ratio of net investment income to average net assets	1.30%	1.87%	2.89%	3.11%	4.51%
Portfolio turnover	72%	100%	42%	38%	37%

(1)The average shares outstanding method has been applied for per share information.

(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

8

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Service Class Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$22.820	$18.740	$19.050	$15.130	$11.720

Income (loss) from investment operations:
Net investment income(1)	0.205	0.327	0.478	0.464	0.556
Net realized and unrealized gain (loss) on investments	(2.544)	5.420	0.622	4.102	3.283
Total from investment operations	(2.339)	5.747	1.100	4.566	3.839

Less dividends and distributions from:
Net investment income	(0.246)	(0.350)	(0.319)	(0.302)	(0.324)
Net realized gain on investments	(4.445)	(1.317)	(1.091)	(0.344)	(0.105)
Total dividends and distributions	(4.691)	(1.667)	(1.410)	(0.646)	(0.429)

Net asset value, end of period	$15.790	$22.820	$18.740	$19.050	$15.130

Total return(2)	(14.18)%	32.32%	6.86%	31.09%	33.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$237,362	$314,551	$201,883	$160,976	$68,276
Ratio of expenses to average net assets	1.08%	1.09%	1.10%	1.09%	1.08%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.13%	1.14%	1.15%	1.14%	1.11%
Ratio of net investment income to average net assets	1.05%	1.62%	2.64%	2.86%	4.29%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	1.00%	1.57%	2.59%	2.81%	4.26%
Portfolio turnover	72%	100%	42%	38%	37%

(1)The average shares outstanding method has been applied for per share information.

(2)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

9

Delaware VIP Trust — Delaware VIP REIT Series
Notes to Financial Statements

December 31, 2007

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP REIT Series (Series). The Trust is an open-end investment company. The Series is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum long-term total return, with capital appreciation as a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Series adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48).
FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2007, the Series held no investments in repurchase agreements.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

10

Delaware VIP REIT Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $2,002 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, do not exceed 1.00% of average daily net assets of the Series through April 30, 2008. No reimbursement was due for the year ended December 31, 2007.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Series and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended December 31, 2007, the Series was charged $270,324 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2008 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2007, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$320,644	$9,277	$52,041	$69,109

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2007, the Series was charged $39,799 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

11

Delaware VIP REIT Series
Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2007, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$552,042,176
Sales	930,903,377

At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Depreciation
$670,109,164	$8,719,696	$(87,924,935)	$(79,205,239)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Ordinary income	$45,545,390	$17,111,655
Long-term capital gain	166,478,826	58,619,126
Total	$212,024,216	$75,730,781

5. Components of Net Assets on a Tax Basis

As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$408,744,622
Undistributed ordinary income	41,089,862
Undistributed long-term capital gain	116,805,063
Unrealized depreciation of investments	(79,205,239)
Net assets	$487,434,308

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

The undistributed earnings for the Series may be subject to reclassification upon notice of the tax character of distributions received from investments in REITs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of REIT dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realilzed Gain
$13,329	$(13.329)

12

Delaware VIP REIT Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Shares sold:
Standard Class	3,319,228	6,992,847
Service Class	3,502,721	4,285,149

Shares issued upon reinvestment of dividends and distributions:
Standard Class	7,392,090	2,985,680
Service Class	3,466,020	950,431
	17,680,059	15,214,107
Shares repurchased:
Standard Class	(24,342,883)	(14,534,587)
Service Class	(5,724,040)	(2,221,709)
	(30,066,923)	(16,756,296)
Net decrease	(12,386,864)	(1,542,189)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2007, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Series receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records securities lending income net of allocations to the security lending agent and the borrower.

At December 31, 2007, the market value of the securities on loan was $114,399,383, for which the Series received collateral, comprised of U.S. government obligations valued at $11,659,569, and cash collateral of $106,251,507. Investments purchased with cash collateral are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Series concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. As of December 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

13

Delaware VIP REIT Series
Notes to Financial Statements (continued)

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
79%	21%	100%

(A) and (B) are based on a percentage of the Series’ total distributions.

12. Change in Custodian

On August 2, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15258, became the Series’ custodian.

14

Delaware VIP Trust — Delaware VIP REIT Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust—Delaware VIP REIT Series

We have audited the accompanying statement of net assets of the Delaware VIP REIT Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP REIT Series of Delaware VIP Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 14, 2008

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments® Funds’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

15

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P. Coyne(1) 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.(2)	84

Director –
Kaydon Corp.

Board of Governors Member – Investment Company Institute (2007 – present)

Member of Investment Committee – Cradle of Liberty Council, BSA (November 2007 – present)

Finance Committee Member – St . John Vianney Roman Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84

Director –
Bryn Mawr
Bank Corp. (BMTC) (April 2007 – Present)

Chairman of Investment Committee – The Haverford School (2002 – present)

Chairman of Investment Committee – Pennsylvania Academy of Fine Arts(2007 – present)

Trustee
(2004 – present)

Investment Committee
Member – Pennsylvania Horticulture Society(February 2006 – present)

16

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (CONTINUED)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Member – Systemax, Inc.

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84

Director – CenterPoint Energy

Director and Audit Committee Member – Digital River, Inc.

Director and Audit Committee Member – Rimage Corporation

Director and Chair of  Compensation and Governance & Nominating Committees – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 – Present) Vice President – Mergers & Acquisitions (January 2003 – January 2006), and Vice President (July 1995 – January 2003) 3M Corporation	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2003	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

17

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None(4)

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	84	None(4)

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None(4)

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None(4)

(1)	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
(2)	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
(3)

In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4)

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

18

Delaware VIP Trust — Delaware VIP Select Growth Series

For the 12-month period ended Dec. 31, 2007, the Delaware VIP Select Growth Series Standard Class shares returned +9.64%, and the Service Class shares returned +9.37% (both figures reflect all distributions reinvested). The Series’ benchmark, the Russell 3000® Growth Index, returned +11.40% (source: Lipper).

The Series’ performance trailed that of the index substantially during a brief period in March and April. This was not due to any operational difficulties in the companies we owned but rather the outsized performance of traditional cyclical sectors such as energy, materials, and integrated oils. We usually avoid stocks in these sectors, in which commodity prices or economic cycles drive returns, rather than the unique competitive advantages that we typically seek to identify in our investments. Consequently, we had difficulty keeping up with the index during the spring months.

The challenging environment in credit markets, which evolved from the subprime mortgage crisis, led to concerns about how volatility would affect the global economic activity. Consequently, many companies that had direct exposure to credit, or were strongly influenced by economic activity, were punished to varying degrees. Although the market rebounded somewhat in the second half of August and in September, further worries about companies’ exposure to bad debts, along with signs of slowing corporate earnings, weighed on investor sentiment and led to declining stock valuations again in mid-October.

We believed that, as a result of turbulent markets, investors in the second half of the fiscal year had begun to search for the kind of companies that we seek to hold: companies with a unique competitive advantage that helps them manage their way through economic cycles. Such companies consequently have stable cash flows with plenty of cash on the balance sheet, and are able to self-finance their businesses without relying on the banking system or on the capital markets for growth. We typically own companies with these characteristics and consequently we made up a significant amount of performance relative to the benchmark by the end of the fiscal period.

Our concern about credit markets and their potential impact on the global economy was felt particularly in regard to their effect on the consumer. As a result, we remained generally underexposed to consumer-driven businesses and continued to monitor the Series’ exposure to consumer discretionary spending.

At year end, we believed that, true to our investment strategy, the Series was made up of value-creating companies that earn incremental returns on capital above their own cost of capital. Further, we believed that such value-creating companies are rewarded by the market over time.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Select Growth Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Select Growth Series Average annual total returns For periods ended Dec. 31, 2007	1 year	5 years	Lifetime

Standard Class shares (commenced operations May 3, 1999)	+9.64%	+14.52%	+1.34%

Service Class shares (commenced operations May 1, 2000)	+9.37%	+14.25%	-2.47%

As disclosed in the Series’ most recent prospectus, expenses for Standard Class and Service Class shares were as follows: The net expense ratios for Standard Class and Service Class shares of the Series were 0.93% and 1.18%, respectively. Total operating expenses for Standard Class and Service Class shares were 0.93% and 1.23%, respectively. Management fees for Standard Class and Service Class shares were 0.75%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal and, as a result, no adjustments were made for income taxes.

An expense limitation was in effect for all classes during the periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance of Service Class shares will vary due to different charges and expenses.

1

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Series that invest in growth or small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies. The Series will be particularly affected by declines in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by a drop in the overall equity market or poor performance in specific companies or industries. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP Select Growth Series Standard Class shares for the period from May 3, 1999, through Dec. 31, 2007. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the Russell 3000 Growth Index for the period from the Series’ inception on May 3, 1999, through Dec. 31, 2007. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

2

Delaware VIP Trust — Delaware VIP Select Growth Series

Disclosure of Series Expenses

For the Period July 1, 2007 to December 31, 2007

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Annualized Expense Ratios	Expenses Paid During Period 7/1/07 to 12/31/07*
Actual Series Return
Standard Class	$1,000.00	$1,051.50	0.95%	$4.91
Service Class	1,000.00	1,051.30	1.20%	6.20

Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.42	0.95%	$4.84
Service Class	1,000.00	1,019.16	1.20%	6.11

“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Delaware VIP Trust — Delaware VIP Select Growth Series

Sector Allocation and Top 10 Holdings

As of December 31, 2007

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stockt	98.81%
Basic Industry/Capital Goods	0.55%
Business Services	14.49%
Consumer Non-Durables	9.77%
Consumer Services	15.92%
Energy	2.47%
Financials	8.21%
Health Care	15.06%
Technology	32.34%
Discount Note	0.84%
Securities Lending Collateral	16.71%
Total Value of Securities	116.36%
Obligation to Return Securities Lending Collateral	(16.71)%
Receivables and Other Assets Net of Liabilities	0.35%
Total Net Assets	100.00%

t	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of Net Assets
UnitedHealth Group	6.11%
Weight Watchers International	5.54%
QUALCOMM	5.39%
Research in Motion	4.91%
NetFlix	4.79%
Teradata	4.36%
Seagate Technology	4.32%
Intuit	3.88%
IntercontinentalExchange	3.66%
Genentech	3.50%

4

Delaware VIP Trust — Delaware VIP Select Growth Series

Statement of Net Assets

December 31, 2007

		Number of Shares	Value

	COMMON STOCK–98.81%t
	Basic Industry/Capital Goods–0.55%
	Praxair	1,000	$88,710
			88,710
	Business Services–14.49%
	Corporate Executive Board	5,500	330,550
	Equifax	3,800	138,168
	Expeditors International Washington	7,700	344,036
†	Global Cash Access Holdings	35,500	215,130
*	MasterCard Class A	800	172,160
	Paychex	4,000	144,880
†	Research in Motion	7,050	799,470
	Reuters Group	15,800	200,125
	Reuters Group ADR	200	15,236
			2,359,755
	Consumer Non-Durables–9.77%
*†	NetFlix	29,300	779,966
	NIKE Class B	1,000	64,240
*†	Peet’s Coffee & Tea	7,500	218,025
	Staples	6,000	138,420
†	Starbucks	5,300	108,491
*	Whole Foods Market	6,900	281,520
			1,590,662
	Consumer Services–15.92%
†	eBay	9,400	311,986
*	Heartland Payment Systems	17,000	455,600
*	IHOP	12,600	460,908
	International Game Technology	1,600	70,288
	Jackson Hewitt Tax Service	4,900	155,575
†	MGM MIRAGE	1,900	159,638
	Strayer Education	450	76,761
	Weight Watchers International	19,972	902,335
			2,593,091
	Energy–2.47%
†	Core Laboratories	1,900	236,968
	EOG Resources	1,000	89,250
	Suncor Energy	700	76,111
			402,329
	Financials–8.21%
*†	Affiliated Managers Group	300	35,238
	Bank of New York Mellon	3,941	192,163
	CME Group	275	188,650
†	IntercontinentalExchange	3,100	596,750
*	NYMEX Holdings	300	40,083
*	optionsXpress Holdings	7,400	250,268
*	Pzena Investment Management Class A	3,000	34,200
			1,337,352
	Health Care–15.06%
†	Abiomed	9,000	139,860
	Allergan	6,400	411,136
†	Genentech	8,500	570,095
†	Medco Health Solutions	900	91,260
	UnitedHealth Group	17,100	995,220
†	Zimmer Holdings	3,700	244,755
			2,452,326
	Technology–32.34%
†	Apple	1,100	$217,888
	Blackbaud	4,800	134,592
†	Crown Castle International	9,300	386,880
†	Google Class A	750	518,610
†	Intuit	20,000	632,200
†	j2 Global Communications	17,000	359,890
	QUALCOMM	22,300	877,506
*†	SanDisk	4,500	149,265
	Seagate Technology	27,600	703,800
†	Sun Microsystems	14,200	257,446
†	Teradata	25,900	709,919
†	VeriFone Holdings	13,700	318,525
			5,266,521
	Total Common Stock (cost $13,545,185)		16,090,746

		Principal Amount
≠	DISCOUNT NOTE–0.84%
	Federal Home Loan Bank 3.25% 1/2/08	$136,025	136,012
	Total Discount Note (cost $136,012)		136,012
	Total Value of Securities Before Securities Lending Collateral–99.65% (cost $13,681,197)		16,226,758

	Number of Shares

SECURITIES LENDING COLLATERAL**–16.71%
Investment Companies Mellon GSL DBT II Collateral Fund	2,721,170	2,721,170
Total Securities Lending Collateral (cost $2,721,170)		2,721,170

5

TOTAL VALUE OF SECURITIES–116.36% (cost $16,402,367)	$18,947,928 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(16.71%)	(2,721,170)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.35%	57,640
NET ASSETS APPLICABLE TO 1,482,083 SHARES OUTSTANDING–100.00%	$16,284,398
NET ASSET VALUE–DELAWARE VIP SELECT GROWTH SERIES STANDARD CLASS ($12,234,265 / 1,109,020 Shares)	$11.03
NET ASSET VALUE–DELAWARE VIP SELECT GROWTH SERIES SERVICE CLASS ($4,050,133 / 373,063 Shares)	$10.86
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization-no par)	$59,844,957
Accumulated net investment loss	(306)
Accumulated net realized loss on investments	(46,105,814)
Net unrealized appreciation of investments	2,545,561
Total net assets	$16,284,398

≠	The rate shown is the effective yield at the time of purchase.
t	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security for the year ended December 31, 2007.
*	Fully or partially on loan.
**	See Note 8 in “Notes to Financial Statements.”
©	Includes $2,729,507 of securities loaned.

ADR – American Depositary Receipts

See accompanying notes

6

Delaware VIP Trust — Delaware VIP Select Growth Series
Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME:
Dividends	$100,669
Interest	4,814
Foreign tax withheld	(11)
Securities lending income	13,980
119,452
EXPENSES:
Management fees	133,482
Distribution expenses – Service Class	12,816
Audit and tax	12,265
Accounting and administration expenses	7,118
Dividend disbursing and transfer agent fees and expenses	6,863
Reports and statements to shareholders	2,624
Legal fees	2,561
Custodian fees	1,605
Trustees’ fees	851
Dues and services	711
Insurance fees	413
Pricing fees	378
Consulting fees	334
Trustees’ expenses	104
Registration fees	31
182,156
Less expenses absorbed or waived	(2,767)
Less waiver of distribution expenses – Service Class	(2,136)
Less expense paid indirectly	(546)
Total operating expenses	176,707

NET INVESTMENT LOSS	(57,255)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments	3,120,054
Foreign currencies	(1,098)
Net realized gain	3,118,956
Net change in unrealized appreciation/depreciation of investments	(1,448,966)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:	1,669,990

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,612,735

See accompanying notes

Delaware VIP Trust — Delaware VIP Select Growth Series
Statements of Changes in Net Assets

	Year Ended
	12/31/07	12/31/06

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(57,255)	$(87,417)
Net realized gain on investments and foreign currencies	3,118,956	1,055,200
Net change in unrealized appreciation/ depreciation of investments	(1,448,966)	(666,516)
Net increase in net assets resulting from operations	1,612,735	301,267

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	258,640	15,031,576
Service Class	213,484	4,970,607
	472,124	20,002,183
Cost of shares repurchased:
Standard Class	(4,169,619)	(18,980,519)
Service Class	(1,102,588)	(5,539,539)
	(5,272,207)	(24,520,058)
Decrease in net assets derived from capital share transactions	(4,800,083)	(4,517,875)

NET DECREASE IN NET ASSETS	(3,187,348)	(4,216,608)

NET ASSETS:
Beginning of year	19,471,746	23,688,354
End of year (including accumulated net investment loss of $(306) and $(133), respectively)	$16,284,398	$19,471,746

See accompanying notes

7

Delaware VIP Trust — Delaware VIP Select Growth Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Select Growth Series Standard Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$10.060	$9.880	$8.460	$7.810	$5.600

Income (loss) from investment operations:
Net investment loss(1)	(0.028)	(0.035)	(0.022)	(0.011)	(0.016)
Net realized and unrealized gain on investments and foreign currencies	0.998	0.215	1.442	0.661	2.226
Total from investment operations	0.970	0.180	1.420	0.650	2.210

Net asset value, end of period	$11.030	$10.060	$9.880	$8.460	$7.810

Total return(2)	9.64%	1.82%	16.78%	8.32%	39.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,234	$14,901	$18,612	$20,493	$23,089
Ratio of expenses to average net assets	0.93%	0.91%	0.90%	0.83%	0.83%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.95%	0.94%	0.97%	0.83%	0.83%
Ratio of net investment loss to average net assets	(0.26)%	(0.36)%	(0.26)%	(0.14)%	(0.24)%
Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly	(0.28)%	(0.39)%	(0.33)%	(0.14)%	(0.24)%
Portfolio turnover	46%	50%	133%	86%	72%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

8

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Select Growth Series Service Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$9.930	$9.780	$8.390	$7.760	$5.580

Income (loss) from investment operations:
Net investment loss(1)	(0.054)	(0.059)	(0.043)	(0.030)	(0.030)
Net realized and unrealized gain on investments and foreign currencies	0.984	0.209	1.433	0.660	2.210
Total from investment operations	0.930	0.150	1.390	0.630	2.180

Net asset value, end of period	$10.860	$9.930	$9.780	$8.390	$7.760

Total return(2)	9.37%	1.53%	16.57%	8.12%	39.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,050	$4,571	$5,076	$5,148	$5,670
Ratio of expenses to average net assets	1.18%	1.16%	1.15%	1.08%	1.05%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.25%	1.24%	1.27%	1.13%	1.08%
Ratio of net investment loss to average net assets	(0.51)%	(0.61)%	(0.51)%	(0.39)%	(0.46)%
Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly	(0.58)%	(0.69)%	(0.63)%	(0.44)%	(0.49)%
Portfolio turnover	46%	50%	133%	86%	72%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager and distributor, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes

9

Delaware VIP Trust — Delaware VIP Select Growth Series
Notes to Financial Statements

December 31, 2007

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Select Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Series adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2007, the Series held no investments in repurchase agreements.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

10

Delaware VIP Select Growth Series

Notes to Financial Statements (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $3,092 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Prior to May 1, 2007, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, did not exceed 0.90% of average daily net assets of the Series.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Series and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended December 31, 2007, the Series was charged $5,617 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2008 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2007, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$10,484	$1,007	$866	$1,406

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2007, the Series was charged $932 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2007, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$8,035,285
Sales	13,062,168

11

Delaware VIP Select Growth Series

Notes to Financial Statements (continued)

At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$16,426,749	$3,304,657	$(783,478)	$2,521,179

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2007 and 2006.

5. Components of Net Assets on a Tax Basis

As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$59,844,957
Capital loss carryforwards	(46,081,432)
Post-October currency losses	(306)
Unrealized appreciation of investments	2,521,179
Net assets	$16,284,398

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Series recorded the following reclassifications:

Accumulated Net Investment Loss	Accumulated Net Realized (Loss)	Paid-in Capital
$57,082	$1,098	$(58,180)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $3,020,929 was utilized in 2007. Capital loss carryforwards remaining at December 31, 2007 will expire as follows: $1,026,554 expires in 2008; $30,958,389 expires in 2009; $10,812,739 expires in 2010; and $3,283,750 expires in 2011.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Shares sold:
Standard Class	23,723	1,691,049
Service Class	20,061	560,656
	43,784	2,251,705

Shares repurchased:
Standard Class	(395,299)	(2,093,415)
Service Class	(107,301)	(619,563)
	(502,600)	(2,712,978)
Net decrease	(458,816)	(461,273)

12

Delaware VIP Select Growth Series
Notes to Financial Statements (continued)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2007, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Series receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records securities lending income net of allocations to the security lending agent and the borrower.

At December 31, 2007, the market value of the securities on loan was $2,729,507, for which the Series received collateral, comprised of U.S. government obligations valued at $100,324, and cash collateral of $2,721,170. Investments purchased with cash collateral are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. As of December 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

9. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

10. Change in Custodian

On August 2, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15258, became the Series’ custodian.

13

Delaware VIP Trust — Delaware VIP Select Growth Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

We have audited the accompanying statement of net assets of the Delaware VIP Select Growth Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Select Growth Series of Delaware VIP Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 14, 2008

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12- month period ended June 30 is available without charge (i) through the Delaware Investments® Funds’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

14

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P. Coyne(1) 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.(2)	84

Director — Kaydon Corp.

Board of Governors Member – Investment Company Institute (2007 – present)

Member of Investment Committee – Cradle of Liberty Council, BSA (November 2007 – present)

Finance Committee Member – St. John Vianney Roman Catholic Church (2007 – present)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84

Director — Bryn Mawr Bank Corp. (BMTC) (April 2007 — Present)

Chairman of Investment Committee – The Haverford School (2002 – present)

Chairman of Investment Committee – Pennsylvania Academy of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee Member – Pennsylvania Horticulture Society (February 2006 – present)

15

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (CONTINUED)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director — Community Health Systems Director — Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Member – Systemax, Inc.

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 1997	President and Chief Executive Officer — MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84

Director — CenterPoint Energy

Director and Audit Committee Member — Digital River, Inc.

Director and Audit Committee Member — Rimage Corporation

Director and Chair of Compensation and Governance & Nominating Committees — Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 – Present) Vice President – Mergers & Acquisitions (January 2003 – January 2006), and Vice President (July 1995 – January 2003) 3M Corporation	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2003	Founder — Investor Analytics (Risk Management) (May 1999 – Present) Founder — Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member — Investor Analytics Director and Audit Committee Member — Oxigene, Inc.

16

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None(4)

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	84	None(4)

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None(4)

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None(4)

(1)	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
(2)	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
(3)

In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4)

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

17

Delaware VIP Trust — Delaware VIP Small Cap Value Series (closed to new investors)

For the 12-month period, the Delaware VIP Small Cap Value Series returned -6.62% for Standard Class shares and -6.84% for Service Class shares, both with all distributions reinvested. The benchmark, the Russell 2000® Value Index, returned -9.78% (source: Lipper).

The investment climate during the past year was a difficult one for small-capitalization equity investors. Despite slowing economic growth and increased market volatility, U.S. equity markets delivered modest gains during the first half of the fiscal period. Much of these gains were diminished, however, as concerns over problems in the subprime mortgage market began to surface in late July and early August 2007.

Within U.S. markets, negative performance was pronounced among stocks of homebuilders, banks, mortgage companies, and real estate companies. On the other hand, the healthcare and technology sectors, which were largely unscathed by the troubled credit and housing markets, turned in relatively strong performances for the period.

We continued to extensively analyze companies within the small-capitalization universe in search of those with significant free cash flow. During the period, there were no fundamental changes made to our sector allocations. While the Series turned in a positive performance during roughly the first half of the year, its gains were offset by significant market deterioration during the latter months of the period.

We attribute the Series’ outperformance of its benchmark to both stock selection and sector allocation within the Series. Specifically, we benefited from underweight positions versus the index in the market’s poorest performing sectors — real estate investment trusts (REITs), financial services, and consumer cyclicals. In contrast, the Series held overweight positions in basic industries, healthcare, and technology, which were among the market’s strongest performing sectors.

Stress in the credit markets, coupled with slower growth, led to broadly disappointing performance among REITs during the period. Performance within the Series was no exception. For example, Brandywine Realty Trust, a suburban office properties manager, failed to meet the expectations we had set for its stock. Brandywine Realty is one of many REITs that generated disappointing returns during the fiscal year period. The Series held Brandywine Realty at year end.

We do not plan to alter our investment strategy and will continue to focus on small companies generating strong cash flows that we believe can deliver positive long-term value through stock repurchase, dividend growth, and debt reduction.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Small Cap Value Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Small Cap Value Series Average annual total returns For periods ended Dec. 31, 2007	1 year	5 years	10 years	Lifetime

Standard Class shares (commenced operations Dec. 27, 1993)	-6.62%	+15.41%	+8.75%	+11.85%

Service Class shares (commenced operations May 1, 2000)	-6.84%	+15.13%	NA	+12.86%

As disclosed in the Series’ most recent prospectus, expenses for Standard Class and Service Class shares were as follows: The net expense ratios for Standard Class and Service Class shares of the Series were 0.83% and 1.08%, respectively. Total operating expenses for Standard Class and Service Class shares were 0.83% and 1.13%, respectively. Management fees for Standard Class and Service Class shares were 0.72%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal and, as a result, no adjustments were made for income taxes.

An expense limitation was in effect for all classes during the periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance of Service Class shares will vary due to different charges and expenses.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such

1

fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. A value stock may not increase in price as anticipated if other investors do not share the portfolio managers’ perception of the company’s value or if factors that would typically increase the price of the security do not occur. This Series will be affected primarily by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Some portfolios offer more risk than others. Series that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP Small Cap Value Series Standard Class shares for the period from Dec. 31, 1997, through Dec. 31, 2007. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the Russell 2000 Value Index from Dec. 31, 1997, through Dec. 31, 2007. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

2

Delaware VIP Trust — Delaware VIP Small Cap Value Series
Disclosure of Series Expenses

For the Period July 1, 2007 to December 31, 2007

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Annualized Expense Ratios	Expenses Paid During Period 7/1/07 to 12/31/07*
Actual Series Return
Standard Class	$1,000.00	$867.70	0.81%	$3.81
Service Class	1,000.00	866.60	1.06%	4.99
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.12	0.81%	$4.13
Service Class	1,000.00	1,019.86	1.06%	5.40

*  “Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Delaware VIP Trust — Delaware VIP Small Cap Value Series
Sector Allocation and Top 10 Holdings

As of December 31, 2007

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stock	97.41%
Basic Industry/Capital Goods	11.60%
Business Services	2.51%
Capital Spending	9.00%
Consumer Cyclical	0.95%
Consumer Services	11.15%
Consumer Staples	2.53%
Energy	7.62%
Financial Services	19.06%
Health Care	7.42%
Real Estate	4.04%
Technology	13.96%
Transportation	4.12%
Utilities	3.45%
Discount Note	2.73%
Securities Lending Collateral	23.45%
Total Value of Securities	123.59%
Obligation to Return Securities Lending Collateral	(23.45)%
Liabilities Net of Receivables and Other Assets	(0.14)%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of Net Assets
Whiting Petroleum	2.17%
Bank of Hawaii	1.67%
FMC	1.65%
Crown Holdings	1.60%
Newfield Exploration	1.59%
Actuant Class A	1.58%
Brink’s	1.57%
Quanex	1.56%
Kirby	1.54%
Owens & Minor	1.53%

4

Delaware VIP Trust — Delaware VIP Small Cap Value Series
Statement of Net Assets

December 31, 2007

		Number of Shares	Value

	COMMON STOCK–97.41%
	Basic Industry/Capital Goods–11.60%
*	AbitibiBowater	255,788	$5,271,791
*	Albemarle	341,500	14,086,875
*	Arch Coal	229,500	10,311,435
*†	Crown Holdings	611,000	15,672,150
	Cytec Industries	190,100	11,706,358
*	FMC	295,400	16,114,069
*†	Griffon	196,930	2,451,779
*	Hercules	280,600	5,429,610
*	Quanex	295,300	15,326,070
*	Texas Industries	119,100	8,348,910
†	Trimas	118,900	1,259,151
*	Valspar	338,300	7,625,282
			113,603,480
	Business Services–2.51%
	Brink’s	256,700	15,335,258
*†	United Stationers	200,800	9,278,968
			24,614,226
	Capital Spending–9.00%
*	Actuant Class A	455,500	15,491,555
*†	Casella Waste Systems	264,100	3,443,864
*†	Gardner Denver	292,900	9,665,700
	Harsco	218,700	14,012,109
*	Insteel Industries	309,600	3,631,608
*	Mueller Industries	251,700	7,296,783
*	Mueller Water Products Class B	271,584	2,707,692
*	Timken	271,900	8,931,915
*	Wabtec	365,200	12,577,488
*	Walter Industries	290,000	10,419,700
			88,178,414
	Consumer Cyclical–0.95%
*	MDC Holdings	250,200	9,289,926
			9,289,926
	Consumer Services–11.15%
*	Belo Class A	329,500	5,746,480
*	Borders Group	515,100	5,485,815
*	Cato Class A	586,800	9,189,288
*†	CEC Entertainment	275,100	7,141,596
†	Dollar Tree Stores	351,300	9,105,696
*	Men’s Wearhouse	243,400	6,566,932
*	Meredith	199,200	10,952,016
*	PETsMART	269,400	6,338,982
*	Ross Stores	376,600	9,629,662
*	Ruby Tuesday	433,800	4,229,550
*	Stage Stores	402,825	5,961,810
*	Thor Industries	176,800	6,720,168
†	Warnaco Group	168,700	5,870,760
*	Wolverine World Wide	354,850	8,700,922
*†	Zale	471,800	7,577,108
			109,216,785
	Consumer Staples–2.53%
*	American Greetings Class A	333,100	6,761,930
*†	Constellation Brands Class A	386,200	9,129,768
	Del Monte Foods	936,400	8,858,344
			24,750,042
	Energy–7.62%
*†	Grey Wolf	1,001,800	$5,339,594
*†	Hercules Offshore	370,190	8,803,118
*†	Newfield Exploration	295,600	15,578,120
*	Southwest Gas	313,700	9,338,849
*†	W-H Energy Services	253,600	14,254,856
†	Whiting Petroleum	369,300	21,293,838
			74,608,375
	Financial Services–19.06%
*	Bank of Hawaii	319,800	16,354,571
*	BankUnited Financial Class A	522,000	3,601,800
	Berkley (W.R.)	451,043	13,445,592
*	Boston Private Financial Holdings	485,400	13,144,632
*	Colonial BancGroup	757,800	10,260,612
*	East West Bancorp	306,000	7,414,380
*	First Midwest Bancorp	256,200	7,839,720
*	Hancock Holding	202,900	7,750,780
*	Harleysville Group	266,400	9,425,232
*	Independent Bank	176,000	4,790,720
*	Infinity Property & Casualty	226,500	8,183,445
*	NBT Bancorp	245,600	5,604,592
	Platinum Underwriters Holdings	421,000	14,970,760
	Protective Life	263,300	10,800,566
*	Provident Bankshares	416,200	8,902,518
*	Selective Insurance Group	608,400	13,987,116
	StanCorp Financial Group	261,900	13,194,522
*	Sterling Bancshares	769,100	8,583,156
*	Sterling Financial	505,520	8,487,681
			186,742,395
	Health Care–7.42%
*†	AMERIGROUP	307,400	11,204,730
*	Owens & Minor	353,700	15,007,491
†	Pediatrix Medical Group	179,400	12,226,110
*	Service International	968,200	13,603,210
*	STERIS	422,500	12,184,900
*	Universal Health Services Class B	164,900	8,442,880
			72,669,321
	Real Estate–4.04%
*	Ashford Hospitality Trust	633,000	4,551,270
*	Brandywine Realty Trust	504,433	9,044,484
*	Education Realty Trust	324,800	3,650,752
*	Highwoods Properties	308,900	9,075,482
*	Washington Real Estate Investment Trust	423,000	13,286,430
			39,608,418
	Technology–13.96%
*†	Bell Microproducts	536,200	3,222,562
*†	Brocade Communications Systems	1,028,200	7,546,988
†	Checkpoint Systems	336,500	8,742,270
†	Cirrus Logic	1,179,900	6,229,872
†	Compuware	1,487,800	13,211,664
*†	Emulex	629,900	10,279,968
†	Entegris	719,300	6,207,559
*†	Insight Enterprises	364,400	6,646,656

5

		Number of Shares	Value

	COMMON STOCK (continued)
	Technology (continued)
†	Parametric Technology	763,000	$13,619,550
*†	Premiere Global Services	491,050	7,292,093
*	QAD	358,500	3,348,390
*†	Sybase	391,300	10,209,017
†	Sykes Enterprises	579,400	10,429,200
*†	Syniverse Holdings	418,100	6,513,998
*†	Synopsys	490,500	12,718,665
*†	Vishay Intertechnology	921,100	10,509,751
			136,728,203
	Transportation–4.12%
*	Alexander & Baldwin	283,800	14,661,108
*†	Kirby	323,900	15,054,872
*†	Saia	169,400	2,253,020
*	SkyWest	312,200	8,382,570
			40,351,570
	Utilities–3.45%
*	Black Hills	144,200	6,359,220
*†	El Paso Electric	435,900	11,145,963
*	FairPoint Communications	275,600	3,588,312
*	Otter Tail	203,900	7,054,940
*	PNM Resources	263,050	5,642,423
			33,790,858
	Total Common Stock (cost $842,451,117)		954,152,013

		Principal Amount	Value

≠	DISCOUNT NOTE–2.73%
	Federal Home Loan Bank 3.25% 1/2/08	$26,733,826	$26,731,438
	Total Discount Note (cost $26,731,438)		26,731,438

	Total Value of Securities Before Securities Lending Collateral–100.14% (cost $869,182,555)		980,883,451

	Number of Shares

SECURITIES LENDING COLLATERAL**–23.45%
Investment Companies
Mellon GSL DBT II Collateral Fund	229,693,345	229,693,345
Total Securities Lending Collateral (cost $229,693,345)		229,693,345

TOTAL VALUE OF SECURITIES–123.59% (cost $1,098,875,900)	1,210,576,796 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(23.45%)	(229,693,345)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.14%)	(1,411,430)
NET ASSETS APPLICABLE TO 34,253,171 SHARES OUTSTANDING–100.00%	$979,472,021
NET ASSET VALUE–DELAWARE VIP SMALL CAP VALUE SERIES STANDARD CLASS ($353,411,992 / 12,337,353 Shares)	$28.65
NET ASSET VALUE–DELAWARE VIP SMALL CAP VALUE SERIES SERVICE CLASS ($626,060,029 / 21,915,818 Shares)	$28.57
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization–no par)	$808,660,586
Undistributed net investment income	5,706,091
Accumulated net realized gain on investments	53,404,448
Net unrealized appreciation of investments	111,700,896
Total net assets	$979,472,021

†	Non-income producing security for the year ended December 31, 2007.
≠	The rate shown is the effective yield at the time of purchase.
*	Fully or partially on loan.
**	See Note 8 in “Notes to Financial Statements.”
©	Includes $218,423,709 of securities loaned.

See accompanying notes

6

Delaware VIP Trust — Delaware VIP Small Cap Value Series
Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME:
Dividends	$14,016,680
Interest	1,859,661
Securities lending income	672,412
Foreign tax withheld	(3,510)
16,545,243

EXPENSES:
Management fees	8,299,806
Distribution expenses – Service Class	2,111,891
Accounting and administration expenses	464,559
Reports and statements to shareholders	205,529
Legal fees	148,546
Dividend disbursing and transfer agent fees and expenses	132,465
Audit and tax	71,700
Trustees’ fees	55,331
Insurance fees	26,442
Consulting fees	21,651
Custodian fees	17,841
Trustees’ expenses	6,674
Dues and services	6,628
Taxes (other than taxes on income)	4,096
Pricing fees	1,044
11,574,203
Less waiver of distribution expenses – Service Class	(351,982)
Less expense paid indirectly	(5,343)
Total operating expenses	11,216,878

NET INVESTMENT INCOME	5,328,365

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments	53,909,531
Foreign currencies	78
Net realized gain	53,909,609
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(129,197,072)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(75,287,463)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(69,959,098)

See accompanying notes

Delaware VIP Trust — Delaware VIP Small Cap Value Series

Statements of Changes in Net Assets

	Year Ended
	12/31/07	12/31/06
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,328,365	$3,404,557
Net realized gain on investments and foreign currencies	53,909,609	97,476,334
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(129,197,072)	52,899,077
Net increase (decrease) in net assets resulting from operations	(69,959,098)	153,779,968

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,479,347)	(1,141,559)
Service Class	(1,850,946)	(137,447)
Net realized gain on investments:
Standard Class	(39,389,141)	(30,306,999)
Service Class	(55,507,589)	(37,402,855)
	(99,227,023)	(68,988,860)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	143,627,279	156,545,638
Service Class	65,343,778	157,234,652
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	41,868,488	31,448,558
Service Class	57,358,535	37,540,302
	308,198,080	382,769,150
Cost of shares repurchased:
Standard Class	(152,155,497)	(135,422,040)
Service Class	(192,366,403)	(72,512,278)
	(344,521,900)	(207,934,318)
Increase (decrease) in net assets derived from capital share transactions	(36,323,820)	174,834,832

NET INCREASE (DECREASE) IN NET ASSETS	(205,509,941)	259,625,940

NET ASSETS:
Beginning of year	1,184,981,962	925,356,022
End of year (including undistributed net investment income of $5,706,091 and $4,707,941, respectively)	$979,472,021	$1,184,981,962

See accompanying notes

7

Delaware VIP Trust — Delaware VIP Small Cap Value Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	VIP Small Cap Value Series Standard Class Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$33.420	$30.830	$30.450	$25.640	$18.140

Income (loss) from investment operations:
Net investment income(1)	0.194	0.146	0.121	0.122	0.068
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.127)	4.703	2.539	5.270	7.513
Total from investment operations	(1.933)	4.849	2.660	5.392	7.581

Less dividends and distributions from:
Net investment income	(0.168)	(0.082)	(0.114)	(0.053)	(0.081)
Net realized gain on investments	(2.669)	(2.177)	(2.166)	(0.529)	—
Total dividends and distributions	(2.837)	(2.259)	(2.280)	(0.582)	(0.081)

Net asset value, end of period	$28.650	$33.420	$30.830	$30.450	$25.640

Total return(2)	(6.62)%	16.19%	9.42%	21.48%	41.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$353,412	$502,801	$413,633	$339,542	$265,739
Ratio of expenses to average net assets	0.81%	0.84%	0.85%	0.83%	0.86%
Ratio of net investment income to average net assets	0.61%	0.46%	0.41%	0.46%	0.32%
Portfolio turnover	27%	36%	32%	37%	41%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

8

Selected data for each share of the Series outstanding throughout each period were as follows:

	VIP Small Cap Value Series Service Class Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$33.330	$30.760	$30.390	$25.610	$18.130

Income (loss) from investment operations:

Net investment income(1)	0.115	0.066	0.048	0.056	0.020
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.117)	4.689	2.536	5.258	7.512
Total from investment operations	(2.002)	4.755	2.584	5.314	7.532

Less dividends and distributions from:
Net investment income	(0.089)	(0.008)	(0.048)	(0.005)	(0.052)
Net realized gain on investments	(2.669)	(2.177)	(2.166)	(0.529)	—
Total dividends and distributions	(2.758)	(2.185)	(2.214)	(0.534)	(0.052)

Net asset value, end of period	$28.570	$33.330	$30.760	$30.390	$25.610

Total return(2)	(6.84)%	15.89%	9.15%	21.16%	41.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$626,060	$682,181	$511,723	$399,347	$248,930
Ratio of expenses to average net assets	1.06%	1.09%	1.10%	1.08%	1.08%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.11%	1.14%	1.15%	1.13%	1.11%
Ratio of net investment income to average net assets	0.36%	0.21%	0.16%	0.21%	0.10%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	0.31%	0.16%	0.11%	0.16%	0.07%
Portfolio turnover	27%	36%	32%	37%	41%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

9

Delaware VIP Trust — Delaware VIP Small Cap Value Series

Notes to Financial Statements

December 31, 2007

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Series adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2007, the Series held no investments in repurchase agreements.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

10

Delaware VIP Small Cap Value Series

Notes to Financial Statements (Continued)

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $3,714 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Prior to May 1, 2007, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, did not exceed 1.03% of average daily net assets of the Series. No reimbursement was due for the year ended December 31, 2007.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Series and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended December 31, 2007, the Series was charged $373,120 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2008 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2007, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$613,952	$18,073	$135,198	$90,429

*

DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2007, the Series was charged $60,972 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fess include expenses accrued by the Series for Each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

11

Delaware VIP Small Cap Value Series

Notes to Financial Statements (Continued)

3. Investments

For the year ended December 31, 2007, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$297,993,103
Sales	393,138,702

At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$1,099,042,170	$212,696,666	$(101,162,040)	$111,534,626

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Ordinary income	$20,507,892	$20,780,190
Long-term capital gain	78,719,131	48,208,670
Total	$99,227,023	$68,988,860

5. Components of Net Assets on a Tax Basis

As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$808,660,586
Undistributed ordinary income	8,487,945
Undistributed long-term capital gains	53,508,049
Post-October losses	(2,719,185
Unrealized appreciation of investments	111,534,626
Net assets	$979,472,021

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through December 31, 2007 that, in accordance with federal income tax regulations, the Series has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$78	$(78)

12

Delaware VIP Small Cap Value Series

Notes to Financial Statements (Continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Shares sold:
Standard Class	2,031,001	4,980,616
Service Class	4,522,808	4,932,974

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,317,448	999,954
Service Class	1,805,999	1,194,030
	9,677,256	12,107,574

Shares repurchased:
Standard Class	(6,058,111)	(4,349,582)
Service Class	(4,879,159)	(2,294,511)
	(10,937,270)	(6,644,093)
Net increase (decrease)	(1,260,014)	5,463,481

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2007, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Series receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records securities lending income net of allocations to the security lending agent and the borrower.

At December 31, 2007, the market value of the securities on loan was $218,423,709, for which the Series received collateral, comprised of U.S. government obligations valued at $713,205, and cash collateral of $229,693,345. Investments purchased with cash collateral are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. As of December 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

13

Delaware VIP Small Cap Value Series

Notes to Financial Statements (Continued)

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends(1)
79%	21%	100%	45%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

12. Change in Custodian

On August 2, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15258, became the Series’ custodian.

14

Delaware VIP Trust — Delaware VIP Small Cap Value Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Small Cap Value Series

We have audited the accompanying statement of net assets of the Delaware VIP Small Cap Value Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Small Cap Value Series of Delaware VIP Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 14, 2008

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments® Funds’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

15

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P. Coyne(1) 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.(2)	84

Director –
Kaydon Corp.

Board of Governors Member – Investment Company Institute (2007 – present)

Member of Investment Committee – Cradle of Liberty Council, BSA (November 2007 – present)

Finance Committee Member – St. John Vianney Roman Catholic Church (2007 – present)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84

Director – Bryn Mawr Bank Corp. (BMTC) (April 2007 – Present)

Chairman of Investment Committee – The Haverford School
(2002 – present)

Chairman of Investment Committee – Pennsylvania Academy of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee Member – Pennsylvania Horticulture Society (February 2006 – present)

16

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (CONTINUED)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Member – Systemax, Inc.

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84

Director – CenterPoint Energy

Director and Audit Committee Member – Digital River, Inc.

Director and Audit Committee Member – Rimage Corporation

Director and Chair of Compensation and Governance & Nominating Committees – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 – Present) Vice President – Mergers & Acquisitions (January 2003 – January 2006), and Vice President (July 1995 – January 2003) 3M Corporation	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2003	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

17

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None(4)

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	84	None(4)

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None(4)

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None(4)

(1)	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
(2)	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
(3)

In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4)

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

18

Delaware VIP Trust — Delaware VIP Trend Series

For the 12-month period ended Dec. 31, 2007, the Delaware VIP Trend Series Standard Class shares returned +10.75%, and the Service Class shares returned +10.46% (both figures reflect returns with all distributions reinvested). The Series’ benchmark, the Russell 2000® Growth Index, returned +7.05% (source: Lipper).

Within the index, the consumer discretionary, healthcare, producer durables, and technology sectors led the market. Two of our top contributors were in the consumer discretionary category — Crocs and Shutterfly. Crocs is the maker of a popular and colorful resin footwear, and Shutterfly is an online publishing service that showed strong growth until the last month of the fiscal year. The Series held positions in both stocks at year end.

We worked to identify common stocks of small, growth-oriented or emerging growth companies that we believed offered above-average opportunities for long-term price appreciation. Another holding that helped performance relative to the benchmark was UAP Holding Corp. The agriculture operations and distribution company benefited from the increased prices for corn due to the increasing supply of corn based ethanol. During the year, they agreed to be acquired for a signficant premium. UAP was sold late in the year.

Financial services and technology stocks generally performed poorly. Among our technology holdings, Akamai Technologies, a content delivery company, was a disappointing holding and detracted from the Series’ performance. Akamai’s stock was down, we believed, because of investor concerns over its ability to maintain pricing power in an increasingly competitive landscape. We sold Akamai during the year.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Trend Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Trend Series Average annual total returns For periods ended Dec. 31, 2007	1 year	5 years	10 years	Lifetime

Standard Class shares (commenced operations Dec. 27, 1993)	+10.75%	+13.92%	+9.13%	+11.44%

Service Class shares (commenced operations May 1, 2000)	+10.46%	+13.65%	NA	+1.03%

As disclosed in the Series’ most recent prospectus, expenses for Standard Class and Service Class shares were as follows: The net expense ratios for Standard Class and Service Class shares of the Series were 0.86% and 1.11%, respectively. Total operating expenses for Standard Class and Service Class shares were 0.86% and 1.16%, respectively. Management fees for Standard Class and Service Class shares were 0.74%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal and, as a result, no adjustments were made for income taxes.

An expense limitation was in effect for all classes during the periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance of Service Class shares will vary due to different charges and expenses.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Prices of growth companies’ securities may be more volatile than other securities, particularly over the short term. The Series will be particularly affected by declines in stock prices, which could be caused by a drop in the overall equity market or poor performance from particular companies or industries. Series that invest in small and/or medium-sized company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

1

The chart shows a $10,000 investment in the Delaware VIP Trend Series Standard Class shares for the period from Dec. 31, 1997, through Dec. 31, 2007. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the Russell 2000 Growth Index for the period from Dec. 31, 1997, through Dec. 31, 2007. The Russell 2000 Growth Index includes performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

2

Delaware VIP Trust — Delaware VIP Trend Series
Disclosure of Series Expenses

For the Period July 1, 2007 to December 31, 2007

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Annualized Expense Ratios	Expenses Paid During Period 7/1/07 to 12/31/07*
Actual Series Return
Standard Class	$1,000.00	$1,001.60	0.85%	$4.29
Service Class	1,000.00	1,000.30	1.10%	5.55
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,020.92	0.85%	$4.33
Service Class	1,000.00	1,019.66	1.10%	5.60

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Delaware VIP Trust — Delaware VIP Trend Series

Sector allocation and top 10 holdings

As of December 31, 2007

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stock	96.50%
Basic Industry/Capital Goods	12.07%
Business Services	9.40%
Consumer Non-Durables	8.78%
Consumer Services	5.35%
Energy	5.81%
Financials	8.99%
Health Care	20.04%
Technology	24.59%
Transportation	1.47%
Discount Note	3.28%
Securities Lending Collateral	23.91%
Total Value of Securities	123.69%
Obligation to Return Securities Lending Collateral	(23.91)%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of Net Assets
United Therapeutics	3.08%
Omniture	2.53%
Nuance Communications	2.39%
Wright Medical Group	2.32%
Taleo Class A	2.10%
Solera Holdings	2.07%
Under Armour Class A	1.98%
Waddell & Reed Financial Class A	1.96%
Shutterfly	1.95%
Bucyrus International Class A	1.92%

4

Delaware VIP Trust — Delaware VIP Trend Series
Statement of Net Assets

December 31, 2007

		Number of Shares	Value

	COMMON STOCK–96.50%
	Basic Industry/Capital Goods–12.07%
*	Bucyrus International Class A	98,150	$9,755,129
†	Haynes International	100,400	6,977,800
*†	Hexcel	319,900	7,767,172
*†	Itron	70,900	6,804,273
*	Kaydon	129,000	7,035,660
†	Mettler-Toledo International	71,400	8,125,320
†	Middleby	122,100	9,355,302
	MSC Industrial Direct Class A	136,200	5,512,014
			61,332,670
	Business Services–9.40%
†	Advisory Board	144,000	9,243,360
†	Cardtronics	240,500	2,431,455
*†	Concur Technologies	248,400	8,994,564
†	Emergency Medical Services	245,900	7,199,952
†	EnergySolutions	103,100	2,782,669
*†	Geo Group	207,100	5,798,800
*†	Monster Worldwide	153,600	4,976,640
†	TeleTech Holdings	298,900	6,357,603
			47,785,043
	Consumer Non-Durables–8.78%
*†	Crocs	191,100	7,034,391
*†	Dick’s Sporting Goods	229,600	6,373,696
*†	Gymboree	92,000	2,802,320
*†	J Crew Group	146,800	7,077,228
*†	lululemon athletica	69,900	3,311,163
*†	Lumber Liquidators	69,700	626,603
*†	Pacific Sunwear of California	231,000	3,259,410
*†	Under Armour Class A	230,700	10,074,669
*†	Zumiez	166,100	4,046,196
			44,605,676
	Consumer Services–5.35%
*†	Cenveo	488,300	8,530,601
†	Melco PBL Entertainment ADR	256,400	2,963,984
*†	Sonic	185,064	4,052,902
*†	Texas Roadhouse Class A	524,400	5,799,864
*	Wynn Resorts	52,100	5,841,973
			27,189,324
	Energy–5.81%
*	Carbo Ceramics	132,150	4,915,980
†	Core Laboratories	57,600	7,183,872
†	Helix Energy Solutions Group	195,500	8,113,250
*†	ION Geophysical	373,700	5,896,986
†	North American Energy Partners	252,300	3,418,665
			29,528,753
	Financials–8.99%
*	Delphi Financial Group Class A	135,950	4,796,316
	Hanover Insurance Group	145,800	6,677,640
†	Investment Technology Group	154,600	7,357,414
	KKR Financial Holdings	182,800	2,568,340
†	Meruelo Maddux Properties	306,900	1,227,600
†	Nasdaq Stock Market	73,300	3,627,617
*†	Signature Bank	71,600	2,416,500
*	Waddell & Reed Financial Class A	276,000	9,960,840
	Webster Financial	74,300	2,375,371
*	Whitney Holding	178,600	4,670,390
			45,678,028
	Health Care–20.04%
†	Abraxis BioScience	44,549	3,063,635
*†	ACADIA Pharmaceuticals	463,600	5,132,052
*†	Align Technology	409,200	6,825,456
†	APP Pharmaceuticals	435,300	4,470,531
†	Cepheid	242,200	6,381,970
*†	Conceptus	180,700	3,476,668
=†p	Cougar Biotechnology Restricted PIPE	114,800	3,658,240
†	Immucor	171,700	5,836,083
†	Isis Pharmaceuticals	231,200	3,641,400
*†	LifeCell	136,300	5,875,893
*†	Martek Biosciences	183,500	5,427,930
*†	Medarex	729,700	7,603,474
*†	Progenics Pharmaceuticals	130,000	2,349,100
*†	Regeneron Pharmaceuticals	267,600	6,462,540
*†	TriZetto Group	240,000	4,168,800
*†	United Therapeutics	160,500	15,672,824
*†	Wright Medical Group	404,500	11,799,265
			101,845,861
	Technology–24.59%
*†	Atheros Communications	170,000	5,191,800
*†	Data Domain	298,300	7,857,222
*†	Equinix	54,400	5,498,208
†	F5 Networks	338,100	9,642,612
*†	Foundry Networks	318,200	5,574,864
*†	Informatica	306,400	5,521,328
*†	Microsemi	405,800	8,984,412
*†	Nuance Communications	649,300	12,128,924
*†	Omniture	386,700	12,873,243
†	salesforce.com	128,900	8,080,741
*†	Shutterfly	387,700	9,932,874
†	Silicon Laboratories	212,100	7,938,903
†	Solera Holdings	425,000	10,531,500
*†	Synchronoss Technologies	128,700	4,561,128
†	Taleo Class A	358,100	10,664,218
			124,981,977
	Transportation–1.47%
*	Hunt (J.B.) Transport Services	270,400	7,449,520
			7,449,520
	Total Common Stock (cost $394,703,198)		490,396,852

5

		Principal Amount	Value

≠	DISCOUNT NOTE–3.28%
	Federal Home Loan Bank 3.25% 1/2/08	$16,690,013	$16,688,522
	Total Discount Note (cost $16,688,522)		16,688,522

	Total Value of Securities Before Securities Lending Collateral–99.78% (cost $411,391,720)		507,085,374

		Number of Shares

	SECURITIES LENDING COLLATERAL**–23.91%
	Investment Companies
	Mellon GSL DBT II Collateral Fund	121,504,773	121,504,773
	Total Securities Lending Collateral (cost $121,504,773)		121,504,773

6

TOTAL VALUE OF SECURITIES–123.69% (cost $532,896,493)	$628,590,147	©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(23.91%)	(121,504,773)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.22%	1,103,930
NET ASSETS APPLICABLE TO 13,256,771 SHARES OUTSTANDING–100.00%	$508,189,304
NET ASSET VALUE–DELAWARE VIP TREND SERIES STANDARD CLASS ($376,100,901 / 9,769,838 Shares)	$38.50
NET ASSET VALUE–DELAWARE VIP TREND SERIES SERVICE CLASS ($132,088,403 / 3,486,933 Shares)	$37.88
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization–no par)	$335,017,663
Accumulated net realized gain on investments	77,477,987
Net unrealized appreciation of investments	95,693,654
Total net assets	$508,189,304

†	Non-income producing security for the year ended December 31, 2007.
≠	The rate shown is the effective yield at the time of purchase.
*	Fully or partially on loan.
**	See Note 8 in “Notes to Financial Statements.”
©	Includes $120,149,446 of securities loaned.
p

Restricted Security. Investment in a security not registered under the Securities Act of 1933. This security has certain restrictions on resale which may limit its liquidity. At December 31, 2007, the aggregate amount of the restricted securities was $3,658,240 or 0.72% of the Series’ net assets. See Note 9 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Series’ fair valuation policy. At December 31, 2007, the aggregate amount of fair valued securities was $3,658,240, which represented 0.72% of the Series’ net assets. See Note 1 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR – American Depositary Receipts

PIPE – Private Investment in Public Equity

See accompanying notes

7

Delaware VIP Trust — Delaware VIP Trend Series
Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME:
Dividends	$1,913,768
Interest	731,122
Securities lending income	659,713
3,304,603

EXPENSES:
Management fees	3,967,354
Distribution expenses – Service Class	398,404
Accounting and administration expenses	212,394
Reports and statements to shareholders	170,978
Legal fees	63,198
Dividend disbursing and transfer agent fees and expenses	62,652
Audit and tax	35,581
Trustees’ fees	25,336
Insurance fees	13,758
Custodian fees	12,993
Consulting fees	9,626
Dues and services	3,585
Trustees’ expenses	3,134
Pricing fees	718
Taxes (other than taxes on income)	137
Registration fees	38
4,979,886
Less waiver of distribution expenses – Service Class	(66,401)
Less expense paid indirectly	(4,233)
Total operating expenses	4,909,252

NET INVESTMENT LOSS	(1,604,649)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	82,004,502
Net change in unrealized appreciation/depreciation of investments	(26,184,551)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	55,819,951

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,215,302

See accompanying notes

Delaware VIP Trust — Delaware VIP Trend Series
Statements of Changes in Net Assets

	Year Ended
	12/31/07	12/31/06
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,604,649)	$(1,793,595)
Net realized gain on investments	82,004,502	80,485,296
Net change in unrealized appreciation/depreciation of investments	(26,184,551)	(39,974,574)
Net increase in net assets resulting from operations	54,215,302	38,717,127

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
Standard Class	(2,703,675)	—
Service Class	(895,295)	—
	(3,598,970)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	11,908,516	52,564,087
Service Class	21,394,067	30,100,215
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,703,675	—
Service Class	895,295	—
	36,901,553	82,664,302
Cost of shares repurchased:
Standard Class	(87,164,309)	(123,021,971)
Service Class	(31,240,221)	(29,169,880)
	(118,404,530)	(152,191,851)
Decrease in net assets derived from capital share transactions	(81,502,977)	(69,527,549)

NET DECREASE IN NET ASSETS	(30,886,645)	(30,810,422)

NET ASSETS:
Beginning of year	539,075,949	569,886,371
End of year (there was no undistributed net investment income at either year end)	$508,189,304	$539,075,949

See accompanying notes

8

Delaware VIP Trust — Delaware VIP Trend Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Trend Series Standard Class Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$35.000	$32.530	$30.730	$27.290	$20.200

Income (loss) from investment operations:
Net investment loss(1)	(0.090)	(0.088)	(0.108)	(0.108)	(0.082)
Net realized and unrealized gain on investments and foreign currencies	3.836	2.558	1.908	3.548	7.172
Total from investment operations	3.746	2.470	1.800	3.440	7.090

Less dividends and distributions from:
Net realized gain on investments	(0.246)	—	—	—	—
Total dividends and distributions	(0.246)	—	—	—	—

Net asset value, end of period	$38.500	$35.000	$32.530	$30.730	$27.290

Total return(2)	10.75%	7.59%	5.86%	12.60%	35.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$376,101	$410,167	$450,525	$521,392	$515,829
Ratio of expenses to average net assets	0.86%	0.87%	0.87%	0.84%	0.84%
Ratio of net investment loss to average net assets	(0.24)%	(0.26)%	(0.36)%	(0.38)%	(0.36)%
Portfolio turnover	78%	64%	63%	48%	50%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

9

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Trend Series Service Class Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$34.530	$32.170	$30.460	$27.120	$20.120

Income (loss) from investment operations:
Net investment loss(1)	(0.184)	(0.171)	(0.182)	(0.178)	(0.135)
Net realized and unrealized gain on investments and foreign currencies	3.780	2.531	1.892	3.518	7.135
Total from investment operations	3.596	2.360	1.710	3.340	7.000

Less dividends and distributions from:
Net realized gain on investments	(0.246)	—	—	—	—
Total dividends and distributions	(0.246)	—	—	—	—

Net asset value, end of period	$37.880	$34.530	$32.170	$30.460	$27.120

Total return(2)	10.46%	7.34%	5.61%	12.32%	34.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$132,088	$128,909	$119,361	$109,832	$55,662
Ratio of expenses to average net assets	1.11%	1.12%	1.12%	1.09%	1.06%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.16%	1.17%	1.17%	1.14%	1.09%
Ratio of net investment loss to average net assets	(0.49)%	(0.51)%	(0.61)%	(0.63)%	(0.58)%
Ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly	(0.54)%	(0.56)%	(0.66)%	(0.68)%	(0.61)%
Portfolio turnover	78%	64%	63%	48%	50%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

10

Delaware VIP Trust — Delaware VIP Trend Series
Notes to Financial Statements

December 31, 2007

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Trend Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Series adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2007, the Series held no investments in repurchase agreements.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

11

Delaware VIP Trend Series
Notes to Financial Statements (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $14,775 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Prior to May 1, 2007, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, do not exceed 0.92% of average daily net assets of the Series. No reimbursement was due for the year ended December 31, 2007.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Series and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended December 31, 2007, the Series was charged $165,826 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2008 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2007, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$328,505	$9,041	$28,487	$29,504

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2007, the Series was charged $28,409 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

3. Investments

For the year ended December 31, 2007, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$403,186,446
Sales	499,080,288

12

Delaware VIP Trend Series
Notes to Financial Statements (continued)

At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$533,551,844	$119,066,341	$(24,028,038)	$95,038,303

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the year ended December 31, 2006. The tax character of dividends and distributions paid during the year ended December 31, 2007 was as follows:

Year Ended 12/31/07
Long-term capital gain	$3,598,970

5. Components of Net Assets on a Tax Basis

As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$335,017,663
Undistributed ordinary income	742,584
Undistributed long-term capital gains	77,390,754
Unrealized appreciation of investments	95,038,303
Net assets	$508,189,304

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Series recorded the following reclassifications:

Accumulated Net Investment Loss	Accumulated Net Realized Gain
$1,604,649	$(1,604,649)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Shares sold:
Standard Class	312,164	1,664,925
Service Class	570,419	899,447

Shares issued upon reinvestment of dividends and distributions:
Standard Class	74,811	—
Service Class	25,128	—
	982,522	2,564,372

Shares repurchased:
Standard Class	(2,334,703)	(3,796,588)
Service Class	(841,372)	(876,515)
	(3,176,075)	(4,673,103)
Net decrease	(2,193,553)	(2,108,731)

13

Delaware VIP Trend Series
Notes to Financial Statements (continued)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2007, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Series receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records securities lending income net of allocations to the security lending agent and the borrower.

At December 31, 2007, the market value of the securities on loan was $120,149,446, for which the Series received collateral, comprised of U.S. government obligations valued at $2,700,751, and cash collateral of $121,504,773. Investments purchased with cash collateral are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. As of December 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
100%	—%	100%

(A) and (B) are based on a percentage of the Series’ total distributions.

12. Change in Custodian

On August 2, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15258, became the Series’ custodian.

14

Delaware VIP Trust — Delaware VIP Trend Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust–Delaware VIP Trend Series

We have audited the accompanying statement of net assets of the Delaware VIP Trend Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Trend Series of Delaware VIP Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 14, 2008

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments® Funds’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

15

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P. Coyne (1) 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments. (2)	84

Director –
Kaydon Corp.

Board of Governors Member –
Investment Company
Institute (2007 – present)

Member of Investment
Committee – Cradle of Liberty Council, BSA
(November 2007 –present)

Finance Committee Member – St. John Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84

Director –
Bryn Mawr
Bank Corp. (BMTC) (April 2007 – Present)

Chairman of Investment Committee – The Haverford School (2002 – present)

Chairman of
Investment
Committee – Pennsylvania Academy of Fine Arts (2007 – present)

Trustee
(2004 – present)

Investment Committee
Member –
Pennsylvania
Horticulture Society
(February 2006 –
present)

16

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (CONTINUED)

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Member – Systemax, Inc.

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84

Director –
CenterPoint Energy

Director and Audit Committee Member – Digital River, Inc.

Director and Audit Committee Member – Rimage Corporation

Director and Chair of Compensation and Governance & Nominating Committees – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 – Present) Vice President – Mergers & Acquisitions (January 2003 – January 2006), and Vice President (July 1995 – January 2003) 3M Corporation	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2003	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

17

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None(4)

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	84	None(4)

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None(4)

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None(4)

(1)	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
(2)	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
(3)

In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4)

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

18

Delaware VIP Trust — Delaware VIP U.S. Growth Series

For the 12-month period ended Dec. 31, 2007, the Delaware VIP U.S. Growth Series Standard Class shares returned +12.56%, and the Service Class shares returned +12.37% (both figures reflect returns with all distributions reinvested). The Series’ benchmark, the Russell 1000 Growth® Index, returned +11.81% (source: Lipper).

Our broad investment approach remained consistent throughout the fiscal year. From January through June, we made no major position changes, despite our stretch of underperformance versus the benchmark in March and April. This was not due to any operational difficulties in the companies we owned, but rather the outsized performance of traditional cyclical sectors such as energy, materials, and integrated oils. We usually avoid stocks in these sectors, in which commodity prices or economic cycles drive returns, rather than the unique competitive advantages that we typically seek to identify in our investments. Consequently, we had difficulty keeping up with the index during the spring months.

In the second half of the fiscal year, market activity reflected a shift in investor sentiment, away from risk. From July through September, we made up some of our earlier underperformance versus the Russell 1000 Growth Index. The shift in investor sentiment began in earnest in the third week of July as problems in the subprime mortgage market spilled over and created concerns about broader credit availability and a sharper focus on financial institutions holding credit portfolios. The challenging environment in credit markets also led to concerns about the impact on global economic activity. Consequently, many companies that had direct exposure to credit, or were strongly influenced by economic activity, were punished to varying degrees. Although the market rebounded somewhat in the second half of August and in September, further worries about companies’ exposure to bad debts, along with signs of slowing corporate earnings, weighed on investor sentiment and led to declining stock valuations again in the middle of October.

We believe that, as a result of turbulent markets, investors began to search for the kind of companies that we seek to hold: companies with a unique competitive advantage that helps them manage their way through economic cycles. Such companies consequently have stable cash flows, plenty of cash on the balance sheet, and are able to self-finance their businesses without relying on the banking system or on the capital markets for growth.

As a result of the credit markets and their potential impact on the global economy and the consumer, we remained generally underexposed to consumer-driven businesses and continued to monitor the Series’ exposure to consumer discretionary spending.

At year end, we believed that, true to our stated overall investment strategy, the Series was made up of value-creating companies that earn incremental returns on capital above their own cost of capital. Further, we believe that such value-creating companies are rewarded by the market over time.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP U.S. Growth Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP U.S. Growth Series Average annual total returns For periods ended Dec. 31, 2007	1 year	5 years	Lifetime
Standard Class shares (commenced operations Nov. 15, 1999)	+12.56%	+11.04%	-1.08%
Service Class shares (commenced operations May 1, 2000)	+12.37%	+10.77%	-2.46%

As disclosed in the Series’ most recent prospectus, expenses for Standard Class and Service Class shares were as follows: The net expense ratios for Standard Class and Service Class shares of the Series were 0.76% and 1.01%, respectively. Total operating expenses for Standard Class and Service Class shares were 0.76% and 1.06%, respectively. Management fees for Standard Class and Service Class shares were 0.65%.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal and, as a result, no adjustments were made for income taxes.

An expense limitation was in effect for all classes during the periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

1

Performance of Service Class shares will vary due to different charges and expenses.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk. Prices of growth companies’ securities may be more volatile than other securities, particularly over the short term. Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade (that is, they may be junk bonds), meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due. The Series will be particularly affected by declines in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by a drop in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP U.S. Growth Series Standard Class shares for the period from the Series’ inception on Nov. 15, 1999, through Dec. 31, 2007. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the Russell 1000 Growth Index for the period from Nov. 15, 1999, through Dec. 31, 2007. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

2

Delaware VIP Trust — Delaware VIP U.S. Growth Series
Disclosure of Series Expenses

For the Period July 1, 2007 to December 31, 2007

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Annualized Expense Ratios	Expenses Paid During Period 7/1/07 to 12/31/07*
Actual Series Return
Standard Class	$1,000.00	$1,082.10	0.73%	$3.83
Service Class	1,000.00	1,081.40	0.98%	5.14

Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.52	0.73%	$3.72
Service Class	1,000.00	1,020.26	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Delaware VIP Trust — Delaware VIP U.S. Growth Series
Sector Allocation and Top 10 Holdings

As of December 31, 2007

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stockt	99.09%
Basic Industry/Capital Goods	3.40%
Business Services	17.85%
Consumer Non-Durables	11.89%
Consumer Services	12.24%
Financials	7.94%
Health Care	16.13%
Technology	29.64%
Discount Note	1.84%
Securities Lending Collateral	6.01%
Total Value of Securities	106.94%
Obligation to Return Securities Lending Collateral	(6.01)%
Liabilities Net of Receivables and Other Assets	(0.93)%
Total Net Assets	100.00%

t  Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of Net Assets
Google Class A	5.66%
UnitedHealth Group	5.36%
QUALCOMM	4.93%
Research in Motion	4.64%
IntercontinentalExchange	4.43%
Genentech	4.11%
Seagate Technology	3.91%
Intuit	3.88%
Procter & Gamble	3.75%
Allergan	3.61%

4

Delaware VIP Trust — Delaware VIP U.S. Growth Series
Statement of Net Assets

December 31, 2007

		Number of Shares	Value
	COMMON STOCK–99.09%t
	Basic Industry/Capital Goods–3.40%
	Praxair	75,000	$6,653,250
			6,653,250
	Business Services–17.85%
	Expeditors International Washington	125,000	5,585,000
*	MasterCard Class A	18,500	3,981,200
	Paychex	125,000	4,527,500
†	Research in Motion	80,000	9,072,000
*	Reuters Group ADR	80,000	6,094,400
	United Parcel Service Class B	80,000	5,657,600
			34,917,700
	Consumer Non-Durable–11.89%
	Procter & Gamble	100,000	7,342,000
	Staples	265,000	6,113,550
	Walgreen	145,000	5,521,600
	Wal-Mart Stores	90,000	4,277,700
			23,254,850
	Consumer Services–12.24%
†	eBay	190,000	6,306,100
	International Game Technology	145,000	6,369,850
†	MGM MIRAGE	75,000	6,301,500
*	Weight Watchers International	110,000	4,969,800
			23,947,250
	Financials–7.94%
	CME Group	10,000	6,860,000
†	IntercontinentalExchange	45,000	8,662,500
			15,522,500
	Health Care–16.13%
	Allergan	110,000	7,066,400
*†	Genentech	120,000	8,048,400
	UnitedHealth Group	180,000	10,476,000
†	Zimmer Holdings	90,000	5,953,500
			31,544,300
	Technology–29.64%
†	Apple	29,000	5,744,320
*†	Crown Castle International	135,000	5,616,000
†	Google Class A	16,000	11,063,680
†	Intuit	240,000	7,586,400
*	QUALCOMM	245,000	9,640,750
*†	SanDisk	80,000	2,653,600
	Seagate Technology	300,000	7,650,000
†	Sun Microsystems	155,000	2,810,150
†	Teradata	190,000	5,207,900
			57,972,800
	Total Common Stock (cost $170,911,980)		193,812,650

		Principal Amount	Value
≠	DISCOUNT NOTE–1.84%
	Federal Home Loan Bank 3.25% 1/2/08	$3,594,649	$3,594,328
	Total Discount Note (cost $3,594,328)		3,594,328

	Total Value of Securities Before Securities Lending Collateral–100.93% (cost $174,506,308)		197,406,978

		Number of Shares
	SECURITIES LENDING COLLATERAL**–6.01%
	Investment Companies Mellon GSL DBT II Collateral Fund	11,752,700	11,752,700
	Total Securities Lending Collateral (cost $11,752,700)		11,752,700

5

TOTAL VALUE OF SECURITIES–106.94% (cost $ 186,259,008)	$209,159,678 ©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(6.01%)	(11,752,700)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.93%)	(1,817,588)
NET ASSETS APPLICABLE TO 21,857,709 SHARES OUTSTANDING–100.00%	$195,589,390
NET ASSET VALUE–DELAWARE VIP U.S. GROWTH SERIES STANDARD CLASS ($153,838,981 / 17,164,583 Shares)	$8.96
NET ASSET VALUE–DELAWARE VIP U.S. GROWTH SERIES SERVICE CLASS ($41,750,409 / 4,693,126 Shares)	$8.90
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization–no par)	$168,834,956
Undistributed net investment income	49,867
Accumulated net realized gain on investments	3,803,897
Net unrealized appreciation of investments	22,900,670
Total net assets	$195,589,390

*	Fully or partially on loan.
**	See Note 8 in “Notes to Financial Statements.”
©	Includes $12,191,796 of securities loaned.
†	Non-income producing security for the year ended December 31, 2007.
≠	The rate shown is the effective yield at the time of purchase.
t	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

ADR – American Depositary Receipts

See accompanying notes

6

Delaware VIP Trust — Delaware VIP U.S. Growth Series
Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME:
Dividends	$1,385,696
Interest	127,930
Securities lending income	14,720
1,528,346
EXPENSES:
Management fees	1,202,411
Distribution expenses – Service Class	120,851
Accounting and administration expenses	73,985
Dividend disbursing and transfer agent fees and expenses	24,263
Legal fees	21,627
Audit and tax	18,474
Reports and statements to shareholders	13,933
Trustees’ fees	8,724
Insurance fees	4,917
Custodian fees	4,640
Consulting fees	3,403
Trustees’ expenses	1,103
Dues and services	1,068
Pricing fees	247
1,499,646
Less waiver of distribution expenses – Service Class	(20,142)
Less expense paid indirectly	(1,025)
Total operating expenses	1,478,479

NET INVESTMENT INCOME	49,867

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	19,885,089
Net change in unrealized appreciation/ depreciation of investments	848,481

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	20,733,570

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,783,437

Delaware VIP Trust — Delaware VIP U.S. Growth Series
Statements of Changes in Net Assets

	Year Ended
	12/31/07	12/31/06
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$49,867	$(149,210)
Net realized gain (loss) on investments	19,885,089	(5,942,640)
Net change in unrealized appreciation/depreciation of investments	848,481	11,250,393
Net increase in net assets resulting from operations	20,783,437	5,158,543

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	85,833,894	102,645,141
Service Class	6,501,029	4,028,901
	92,334,923	106,674,042
Cost of shares repurchased:
Standard Class	(86,691,890)	(14,132,286)
Service Class	(7,981,579)	(8,271,201)
	(94,673,469)	(22,403,487)
Increase (decrease) in net assets derived from capital share transactions	(2,338,546)	84,270,555

NET INCREASE IN NET ASSETS	18,444,891	89,429,098

NET ASSETS:
Beginning of year	177,144,499	87,715,401
End of year (including undistributed net investment income of $49,867 and $-, respectively)	$195,589,390	$177,144,499

See accompanying notes

7

Delaware VIP Trust — Delaware VIP U.S. Growth Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Standard Class Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$7.960	$7.780	$6.830	$6.620	$5.370

Income (loss) from investment operations:
Net investment income (loss)(1)	0.007	(0.003)	(0.005)	0.049	0.010
Net realized and unrealized gain on investments	0.993	0.183	0.997	0.169	1.251
Total from investment operations	1.000	0.180	0.992	0.218	1.261

Less dividends and distributions from:
Net investment income	—	—	(0.042)	(0.008)	(0.011)
Total dividends and distributions	—	—	(0.042)	(0.008)	(0.011)

Net asset value, end of period	$8.960	$7.960	$7.780	$6.830	$6.620

Total return(2)	12.56%	2.31%	14.65%	3.30%	23.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$153,839	$138,548	$45,653	$10,438	$11,862
Ratio of expenses to average net assets	0.74%	0.77%	0.81%	0.76%	0.75%
Ratio of net investment income (loss) to average net assets	0.08%	(0.04)%	(0.07)%	0.77%	0.17%
Portfolio turnover	52%	21%	91%	167%	102%

(1)	The average shares outstanding method has been applied for per share information.
(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

8

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Service Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$7.920	$7.760	$6.810	$6.610	$5.360

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.014)	(0.022)	(0.023)	0.033	(0.005)
Net realized and unrealized gain on investments	0.994	0.182	0.999	0.167	1.257
Total from investment operations	0.980	0.160	0.976	0.200	1.252

Less dividends and distributions from:
Net investment income	—	—	(0.026)	—	(0.002)
Total dividends and distributions	—	—	(0.026)	—	(0.002)

Net asset value, end of period	$8.900	$7.920	$7.760	$6.810	$6.610

Total return(2)	12.37%	2.06%	14.41%	3.03%	23.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,750	$38,596	$42,062	$37,653	$9,718
Ratio of expenses to average net assets	0.99%	1.02%	1.06%	1.01%	0.97%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.04%	1.07%	1.11%	1.06%	1.00%
Ratio of net investment income (loss) to average net assets	(0.17)%	(0.29)%	(0.32)%	0.52%	(0.05)%
Ratio of net investment income (loss) to average net assets prior to expense limitation and expenses paid indirectly	(0.22)%	(0.34)%	(0.37)%	0.47%	(0.08)%
Portfolio turnover	52%	21%	91%	167%	102%

(1)	The average shares outstanding method has been applied for per share information.
(2)

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

9

Delaware VIP Trust — Delaware VIP U.S. Growth Series
Notes to Financial Statements

December 31, 2007

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP U.S. Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Series adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2007, the Series held no investments in repurchase agreements.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

10

Delaware VIP U.S. Growth Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $13,634 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

Prior to May 1, 2007, DMC had contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, did not exceed 0.87% of average daily net assets of the Series. No reimbursement was due for the year ended December 31, 2007.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Series and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended December 31, 2007, the Series was charged $57,199 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2008 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2007, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent Fees and Other Expenses Payable to DSC	Distribution Fees Payable to DDLP	Other Expenses Payable to DMC and Affiliates*
$106,316	$3,512	$8,890	$7,649

* DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2007, the Series was charged $9,935 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

11

Delaware VIP U.S. Growth Series
Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2007, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$94,450,341
Sales	97,233,750

At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$187,033,059	$27,660,623	$(5,534,004)	$22,126,619

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no distributions paid during the years ended December 31, 2007 and 2006.

5. Components of Net Assets on a Tax Basis

As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$168,834,956
Undistributed ordinary income	248,441
Undistributed long-term capital gains	4,379,374
Unrealized appreciation of investments	22,126,619
Net assets	$195,589,390

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

$14,949,348 of capital loss carryforwards from prior years was utilized in 2007.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Shares sold:
Standard Class	10,186,308	13,447,718
Service Class	772,781	525,533
	10,959,089	13,973,251
Shares repurchased:
Standard Class	(10,434,528)	(1,906,393)
Service Class	(952,833)	(1,073,004)
	(11,387,361)	(2,979,397)
Net increase (decrease)	(428,272)	10,993,854

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2007, or at any time during the year then ended.

12

Delaware VIP U.S. Growth Series
Notes to Financial Statements (continued)

8. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Series receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records securities lending income net of allocations to the security lending agent and the borrower.

At December 31, 2007, the market value of the securities on loan was $12,191,796, for which the Series received collateral, comprised of U.S. government obligations valued at $840,141, and cash collateral of $11,752,700. Investments purchased with cash collateral are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. As of December 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

11. Change in Custodian

On August 2, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15258, became the Series’ Custodian.

13

Delaware VIP Trust — Delaware VIP U.S. Growth Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware VIP Trust — Delaware VIP U.S. Growth Series

We have audited the accompanying statement of net assets of the Delaware VIP U.S. Growth Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP U.S. Growth Series of Delaware VIP Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 14, 2008

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments® Funds’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

14

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES
Patrick P. Coyne(1) 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.(2)	84

Director –
Kaydon Corp.

Board of Governors
Member –
Investment Company Institute
(2007 – present)

Member of Investment Committee –
Cradle of
Liberty Council, BSA
(November 2007 –
present)

Finance Committee
Member – St. John
Vianney Roman
Catholic Church
(2007 – present)

INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor –(March 2004 – Present) Investment Manager – Morgan Stanley & Co.(January 1984 – March 2004)	84

Director –
Bryn Mawr
Bank Corp. (BMTC) (April 2007 – Present)

Chairman of
Investment
Committee –
The Haverford School
(2002 – present)

Chairman of
Investment
Committee –
Pennsylvania Academy
of Fine Arts
(2007 – present)

Trustee
(2004 – present)

Investment Committee
Member –
Pennsylvania
Horticulture Society
(February 2006 –
present)

15

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (CONTINUED)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None
Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Member – Systemax, Inc.
Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84

Director – CenterPoint Energy

Director and Audit Committee Member – Digital River, Inc.

Director and Audit Committee Member – Rimage Corporation

Director and Chair of Compensation and Governance & Nominating Committees – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 – Present) Vice President – Mergers & Acquisitions (January 2003 – January 2006), and Vice President (July 1995 – January 2003) 3M Corporation	84	None
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2003	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

16

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None(4)
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	84	None(4)
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None(4)
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None(4)

(1) Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

(3) In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4) David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

17

Delaware VIP Trust — Delaware VIP Value Series

For the 12-month period ended Dec. 31, 2007, the Delaware VIP Value Series Standard Class shares returned -2.72%, while Service Class shares returned -3.00% (both figures reflect returns with all distributions reinvested). The Series’ benchmark, the Russell 1000® Value Index, returned -0.17% (source: Lipper).

We regularly look to invest in undervalued companies with good business models that we believe are priced well below their intrinsic value. During the most recent fiscal year, we focused on companies that we believed to have particularly sound balance sheets, strong dividend yields, and the potential to continue to generate relatively stable earnings, even in a weaker economy.

In the face of a slowing economy, declining corporate earnings growth, and a weaker housing market, stocks turned in only moderate gains during the past year. Within the slowing economic environment, however, we found an increasing number of opportunities within the technology sector — this despite the fact that technology is not considered a traditional value sector. For example, Hewlett-Packard (HP), which manufactures computers, printers, and other devices, performed particularly well. HP successfully grew its sales and earnings as the company benefited from new leadership and restructuring efforts. The Series’ healthcare investments, including Merck and Baxter International, also performed favorably. Merck and HP holdings were sold late in the year.

The Series’ underweight allocation in the energy sector had a negative impact on performance as rising commodity prices propelled energy sector shares during the period. Disappointing stock selection in the consumer discretionary sector also hurt the Series’ returns relative to the performance benchmark. Limited Brands was a notable underperformer within the consumer discretionary sector; we maintained a position in Limited Brands because we believed in the company’s longer-term prospects. Furthermore, it was a difficult year for the financial sector, as a whole, and several of our financial holdings experienced steep declines, especially Washington Mutual, Discover Financial Services, and Huntington Bancshares. At year end, we believed that Washington Mutual could survive the housing market correction and, longer term, offered an attractive risk/reward tradeoff relative to its current price. Despite its decline during the year, we continued to have confidence in Discover’s long-term value. Similarly, we believed Huntington Bancshares, as a traditional bank that profits from spread lending, could meaningfully benefit from an eventual recovery in the economy and credit markets.

The views expressed are current as of the date of this report and are subject to change.

The performance data quoted below represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling the number noted in the introductory section of this report on the page related to this Series.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware VIP Value Series prospectus contains this and other important information about the Series. To obtain a prospectus, contact the company noted on the page related to this Series in the introductory section of this report, either by phone or through the company Web site. We advise you to read the prospectus carefully before you invest.

Delaware VIP Value Series Average annual total returns For periods ended Dec. 31, 2007	1 year	5 years	10 years	Lifetime

Standard Class shares (commenced operations July 28, 1988)	-2.72%	+13.55%	+5.90%	+9.50%
Service Class shares (commenced operations May 1, 2000)	-3.00%	+13.27%	NA	+7.20%

As disclosed in the Series’ most recent prospectus, expenses for Standard Class and Service Class shares were as follows: The net expense ratios for Standard Class and Service Class shares of the Series were 0.76% and 1.01%, respectively. Total operating expenses for Standard Class and Service Class shares were 0.76% and 1.06%, respectively. Management fees for Standard Class and Service Class shares were 0.65%.

Management has voluntarily agreed to reimburse expenses and/or waive its management fees in the amount of 0.05% of the Series’ average net assets until the waiver is discontinued, as disclosed in the most recent prospectus.

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal and, as a result, no adjustments were made for income taxes.

An expense limitation was in effect for all classes during the periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance of Service Class shares will vary due to different charges and expenses.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

1

Investments in variable products involve risk. A value stock may not increase in price as anticipated if other investors do not share the portfolio managers’ perception of the company’s value or if factors that would typically increase the price of the security do not occur. This Series will be particularly affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. The portfolio may have turnover in excess of 100%. High portfolio turnover can increase the Series’ transaction costs and lower returns Some portfolios offer more risk than others.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

The chart shows a $10,000 investment in the Delaware VIP Value Series Standard Class shares for the period from Dec. 31, 1997, through Dec. 31, 2007. Performance of Service Class shares will vary due to different charges and expenses.

The chart also shows $10,000 invested in the Russell 1000 Value Index for the period from Dec. 31, 1997, through Dec. 31, 2007. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

2

Delaware VIP Trust — Delaware VIP Value Series
Disclosure of Series Expenses

For the Period July 1, 2007 to December 31, 2007

As a shareholder of the Series, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Annualized Expense Ratios	Expenses Paid During Period 7/1/07 to 12/31/07*
Actual Series Return
Standard Class	$1,000.00	$908.90	0.68%	$3.27
Service Class	1,000.00	907.90	0.93%	4.47
Hypothetical 5% Return (5% return before expenses)
Standard Class	$1,000.00	$1,021.78	0.68%	$3.47
Service Class	1,000.00	1,020.52	0.93%	4.74

*  “Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

Delaware VIP Trust — Delaware VIP Value Series
Sector Allocation and Top 10 Holdings

As of December 31, 2007

Sector designations may be different than the sector designations presented in other Series materials.

Sector	Percentage of Net Assets
Common Stock	98.92%
Consumer Discretionary	8.85%
Consumer Staples	12.09%
Energy	6.48%
Financials	22.60%
Health Care	17.72%
Industrials	5.99%
Information Technology	12.64%
Materials	2.98%
Telecommunications	6.66%
Utilities	2.91%
Discount Note	0.91%
Securities Lending Collateral	6.86%
Total Value of Securities	106.69%
Obligation to Return Securities Lending Collateral	(6.86)%
Receivables and Other Assets Net of Liabilities	0.17%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Holdings	Percentage of Net Assets
AT&T	3.41%
ConocoPhillips	3.30%
Gap	3.27%
Verizon Communications	3.25%
Allstate	3.24%
International Business Machines	3.22%
Safeway	3.18%
Donnelley (R.R.) & Sons	3.17%
Chevron	3.17%
Motorola	3.17%

4

Delaware VIP Trust — Delaware VIP Value Series
Statement of Net Assets

December 31, 2007

		Number of Shares	Value
	COMMON STOCK–98.92%
	Consumer Discretionary–8.85%
	Gap	929,300	$19,775,504
*	Limited Brands	893,800	16,919,634
	Mattel	882,800	16,808,512
			53,503,650
	Consumer Staples–12.09%
	Heinz (H.J.)	392,000	18,298,560
*	Kimberly-Clark	260,800	18,083,872
	Kraft Foods Class A	537,000	17,522,310
	Safeway	562,200	19,232,862
			73,137,604
	Energy–6.48%
	Chevron	205,500	19,179,315
	ConocoPhillips	226,400	19,991,120
			39,170,435
	Financials–22.60%
	Allstate	374,700	19,570,581
	Chubb	341,500	18,639,070
	Discover Financial Services	1,062,800	16,027,024
	Hartford Financial Services Group	201,000	17,525,190
	Huntington Bancshares	1,172,300	17,303,148
	Morgan Stanley	342,200	18,174,242
	Wachovia	471,000	17,912,130
*	Washington Mutual	847,300	11,531,753
			136,683,138
	Health Care–17.72%
	Abbott Laboratories	321,900	18,074,685
	Baxter International	311,800	18,099,990
	Bristol-Myers Squibb	692,900	18,375,708
	Johnson & Johnson	262,400	17,502,080
	Pfizer	817,500	18,581,775
	Wyeth	374,700	16,557,993
			107,192,231
	Industrials–5.99%
	Donnelley (R.R.) & Sons	508,200	19,179,468
	Waste Management	521,600	17,040,672
			36,220,140
	Information Technology–12.64%
	Intel	715,400	$19,072,564
*	International Business Machines	180,400	19,501,240
	Motorola	1,195,500	19,175,820
	Xerox	1,156,700	18,726,973
			76,476,597
	Materials–2.98%
	duPont (E.I.) deNemours	409,100	18,037,219
			18,037,219
	Telecommunications–6.66%
	AT&T	496,324	20,627,225
	Verizon Communications	450,400	19,677,976
			40,305,201
	Utilities–2.91%
	Progress Energy	364,000	17,628,520
			17,628,520
	Total Common Stock (cost $550,234,500)		598,354,735

		Principal Amount

≠	DISCOUNT NOTE – 0.91%
	Federal Home Loan Bank 3.25% 1/2/08	$5,533,999	5,533,505
	Total Discount Note (cost $5,533,505)		5,533,505

	Total Value of Securities Before Securities Lending Collateral–99.83% (cost $555,768,005)		603,888,240

	Number of Shares

SECURITIES LENDING COLLATERAL**–6.86%
Investment Companies
Mellon GSL DBT II Collateral Fund	41,465,400	41,465,400
Total Securities Lending Collateral (cost $41,465,400)		41,465,400

5

TOTAL VALUE OF SECURITIES–106.69% (cost $597,233,405)	$645,353,640	©
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL**–(6.86%)	(41,465,400)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.17%	1,004,958
NET ASSETS APPLICABLE TO 28,234,048 SHARES OUTSTANDING–100.00%	$604,893,198
NET ASSET VALUE–DELAWARE VIP VALUE SERIES STANDARD CLASS ($427,011,037 / 19,918,478 Shares)	$21.44
NET ASSET VALUE–DELAWARE VIP VALUE SERIES SERVICE CLASS ($177,882,161 / 8,315,570 Shares)	$21.39
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2007:
Shares of beneficial interest (unlimited authorization–no par)	$506,967,927
Undistributed net investment income	13,561,903
Accumulated net realized gain on investments	36,243,133
Net unrealized appreciation of investments	48,120,235
Total net assets	$604,893,198

*	Fully or partially on loan.
**	See Note 8 in “Notes to Financial Statements.”
©	Includes $57,862,764 of securities loaned.
≠	The rate shown is the effective yield at the time of purchase.

See accompanying notes

6

Delaware VIP Trust — Delaware VIP Value Series
Statement of Operations

Year Ended December 31, 2007

INVESTMENT INCOME:
Dividends	$18,142,759
Interest	457,851
Securities lending income	114,158
18,714,768

EXPENSES:
Management fees	4,314,592
Distribution expenses – Service Class	524,216
Accounting and administration expenses	270,940
Legal fees	83,380
Reports and statements to shareholders	82,196
Dividend disbursing and transfer agent fees and expenses	76,577
Audit and tax	43,865
Trustees’ fees	31,913
Custodian fees	17,744
Insurance fees	16,385
Consulting fees	12,199
Trustees’ expenses	4,002
Dues and services	3,179
Pricing fees	370
5,481,558
Less management fees waived	(250,000)
Less waiver of distribution expenses – Service Class	(87,369)
Less expense paid indirectly	(2,104)
Total operating expenses	5,142,085

NET INVESTMENT INCOME	13,572,683

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	40,805,307
Net change in unrealized appreciation/depreciation of investments	(72,725,905)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(31,920,598)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,347,915)

See accompanying notes

Delaware VIP Trust — Delaware VIP Value Series
Statements of Changes in Net Assets

	Year Ended
	12/31/07	12/31/06
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,572,683	$10,437,467
Net realized gain on investments	40,805,307	18,468,335
Net change in unrealized appreciation/depreciation of investments	(72,725,905)	83,021,350
Net increase (decrease) in net assets resulting from operations	(18,347,915)	111,927,152

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(8,265,695)	(6,076,791)
Service Class	(2,192,836)	(1,195,237)
Net realized gain on investments:
Standard Class	(13,046,395)	(8,040,632)
Service Class	(4,027,094)	(1,846,025)
	(27,532,020)	(17,158,685)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	118,656,212	228,533,309
Service Class	81,713,936	65,252,069
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	21,312,090	14,117,423
Service Class	6,219,930	3,041,262
	227,902,168	310,944,063
Cost of shares repurchased:
Standard Class	(177,513,591)	(169,612,666)
Service Class	(40,545,911)	(20,390,780)
	(218,059,502)	(190,003,446)
Increase in net assets derived from capital share transactions	9,842,666	120,940,617

NET INCREASE (DECREASE) IN NET ASSETS	(36,037,269)	215,709,084

NET ASSETS:
Beginning of year	640,930,467	425,221,383
End of year (including undistributed net investment income of $13,561,903 and $10,435,756, respectively)	$604,893,198	$640,930,467

See accompanying notes

7

Delaware VIP Trust — Delaware VIP Value Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Standard Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$22.980	$19.230	$18.460	$16.330	$13.000

Income (loss) from investment operations:
Net investment income(1)	0.472	0.437	0.369	0.313	0.265
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.058)	4.075	0.722	2.082	3.337
Total from investment operations	(0.586)	4.512	1.091	2.395	3.602

Less dividends and distributions from:
Net investment income	(0.370)	(0.328)	(0.321)	(0.265)	(0.272)
Net realized gain on investments	(0.584)	(0.434)	—	—	—
Total dividends and distributions	(0.954)	(0.762)	(0.321)	(0.265)	(0.272)

Net asset value, end of period	$21.440	$22.980	$19.230	$18.460	$16.330

Total return(2)	(2.72)%	24.10%	6.03%	14.93%	28.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$427,011	$497,525	$349,443	$310,704	$302,266
Ratio of expenses to average net assets	0.69%	0.72%	0.73%	0.70%	0.70%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.73%	0.77%	0.78%	0.75%	0.75%
Ratio of net investment income to average net assets	2.07%	2.12%	1.98%	1.87%	1.88%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	2.03%	2.07%	1.93%	1.82%	1.83%
Portfolio turnover	29%	14%	23%	124%	79%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes

8

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Service Class
	Year Ended
	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03

Net asset value, beginning of period	$22.940	$19.200	$18.430	$16.320	$12.990

Income (loss) from investment operations:
Net investment income(1)	0.415	0.385	0.323	0.271	0.233
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.063)	4.070	0.726	2.072	3.348
Total from investment operations	(0.648)	4.455	1.049	2.343	3.581

Less dividends and distributions from:
Net investment income	(0.318)	(0.281)	(0.279)	(0.233)	(0.251)
Net realized gain on investments	(0.584)	(0.434)	—	—	—
Total dividends and distributions	(0.902)	(0.715)	(0.279)	(0.233)	(0.251)

Net asset value, end of period	$21.390	$22.940	$19.200	$18.430	$16.320

Total return(2)	(3.00)%	23.79%	5.79%	14.59%	28.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$177,882	$143,405	$75,778	$33,642	$14,737
Ratio of expenses to average net assets	0.94%	0.97%	0.98%	0.95%	0.92%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.03%	1.07%	1.08%	1.05%	1.00%
Ratio of net investment income to average net assets	1.82%	1.87%	1.73%	1.62%	1.66%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	1.73%	1.77%	1.63%	1.52%	1.58%
Portfolio turnover	29%	14%	23%	124%	79%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager and distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes

9

Delaware VIP Trust — Delaware VIP Value Series
Notes to Financial Statements

December 31, 2007

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 14 series: Delaware VIP Balanced Series, Delaware VIP Capital Reserves Series, Delaware VIP Cash Reserve Series, Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP Growth Opportunities Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP REIT Series, Delaware VIP Select Growth Series, Delaware VIP Small Cap Value Series, Delaware VIP Trend Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes—The Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective June 29, 2007, the Series adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At December 31, 2007, the Series held no investments in repurchase agreements.

Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year.

10

Delaware VIP Value Series
Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $1,089 for the year ended December 31, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Prior to May 1, 2007, DMC had also contractually agreed to waive that portion, if any, of its management fee and reimburse the Series to the extent necessary to ensure that total annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, did not exceed 0.86% of average daily net assets of the Series. No reimbursement was due for the year ended December 31, 2007 under the limitation agreement. DMC has voluntarily agreed to waive management fees in the amount of 0.05% on the first $500 million of average daily net assets until such time as the waiver is discontinued. The waiver may be discontinued at any time because it is voluntary.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Series and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended December 31, 2007, the Series was charged $213,490 for these services.

DSC also provides dividend disbursing and transfer agency services. The Series pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees through April 30, 2008 in order to prevent distribution and service fees of the Service Class shares from exceeding 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

At December 31, 2007, the Series had liabilities payable to affiliates as follows:

Investment Management Fee Payable to DMC	Dividend Disbursing, Transfer Agent Fees and Other Expenses Payable to DSC	Distribution Fees Payable To DDLP	Other Expenses Payable to DMC and Affiliates*
$313,187	$10,243	$38,234	$31,695

*DMC, as part of its administrative services, pays operating expenses on behalf of the Series and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, custodian fees and trustees’ fees.

As provided in the investment management agreement, the Series bears the cost of certain legal and tax services, including internal legal and tax services provided to the Series by DMC and/or its affiliates’ employees. For the year ended December 31, 2007, the Series was charged $35,887 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and per meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

11

Delaware VIP Value Series
Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2007, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$191,780,475
Sales	189,279,595

At December 31, 2007, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$598,631,595	$96,124,630	$(49,402,585)	$46,722,045

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2007 and 2006 was as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Ordinary income	$12,066,479	$7,279,764
Long-term capital gain	15,465,541	9,878,921
	$27,532,020	$17,158,685

5. Components of Net Assets on a Tax Basis

As of December 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$506,967,927
Undistributed ordinary income	22,199,029
Undistributed long-term capital gains	31,581,839
*Capital loss carryforwards	(2,577,642)
Unrealized appreciation of investments	46,722,045
Net assets	$604,893,198

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and the limitation of capital loss carryforward in accordance with the Internal Revenue Code due to the fund merger with Delaware VIP Devon Series in 2003.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2007, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$11,995	$(11,995)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $859,214 was utilized in 2007. Capital loss carryforwards remaining at December 31, 2007 will expire as follows: $1,097,656 expires in 2009 and $1,479,986 expires in 2010.

*The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the fund merger with Delaware VIP Devon Series in 2003.

12

Delaware VIP Value Series
Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/07	Year Ended 12/31/06
Shares sold:
Standard Class	5,186,575	11,365,108
Service Class	3,572,443	3,147,358

Shares issued upon reinvestment of dividends and distributions:
Standard Class	952,709	713,001
Service Class	278,172	153,599
	9,989,899	15,379,066
Shares repurchased:
Standard Class	(7,867,280)	(8,598,802)
Service Class	(1,786,092)	(996,179)
	(9,653,372)	(9,594,981)
Net increase	336,527	5,784,085

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Series had no amounts outstanding as of December 31, 2007, or at any time during the year then ended.

8. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by U.S. Treasury obligations, the Series receives a fee from the securities lending agent. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records securities lending income net of allocations to the security lending agent and the borrower.

At December 31, 2007, the market value of the securities on loan was $57,862,764, for which the Series received collateral, comprised of U.S. government obligations valued at $18,777,600, and cash collateral of $41,465,400. Investments purchased with cash collateral are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

9. Credit and Market Risk

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid assets. As of December 31, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

10. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13

Delaware VIP Value Series
Notes to Financial Statements (continued)

11. Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, the Series designates dividends and distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends(1)
56%	44%	100%	100%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

12. Change in Custodian

On August 2, 2007, Mellon, One Mellon Center, Pittsburgh, PA 15258, became the Series’ Custodian.

14

Delaware VIP Trust — Delaware VIP Value Series
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Delaware VIP Trust–Delaware VIP Value Series

We have audited the accompanying statement of net assets of the Delaware VIP Value Series (one of the series constituting Delaware VIP Trust) (the “Series”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware VIP Value Series of Delaware VIP Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 14, 2008

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at http://www.sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at http://www.delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed
12-month period ended June 30 is available without charge (i) through the Delaware Investments® Funds’ website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

15

Delaware Investments® Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P.Coyne (1) 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.(2)	84

Director –
Kaydon Corp.
Board of Governors
Member –
Investment Company Institute (2007 – present)

Member of Investment Committee – Cradle of Liberty Council, BSA (November 2007 – present)

Finance Committee Member – St. John Vianney Roman Catholic Church (2007 – present)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor – (March 2004 – Present) Investment Manager – Morgan Stanley & Co. (January 1984 – March 2004)	84

Director –
Bryn Mawr
Bank Corp. (BMTC) (April 2007 – Present)

Chairman of Investment Committee – The Haverford School (2002 – present)

Chairman of Investment Committee – Pennsylvania Academy of Fine Arts (2007 – present) Trustee (2004 – present)

Investment Committee Member – Pennsylvania Horticulture Society (February 2006 – present)

16

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President – Franklin & Marshall College (June 2002 – Present) Executive Vice President – University of Pennsylvania (April 1995 – June 2002)	84	Director – Community Health Systems Director – Allied Barton Security Holdings

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Founder and Managing Director – Anthony Knerr & Associates (Strategic Consulting) (1990 – Present)	84	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Chief Investment Officer – Assurant, Inc. (Insurance) (2002 – 2004)	84	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1940	Trustee	Since October 1989	Consultant – ARL Associates (Financial Planning) (1983 – Present)	84	Director and Audit Committee Member – Systemax, Inc.

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 1936	Trustee	Since May 1997	President and Chief Executive Officer – MLM Partners, Inc. (Small Business Investing and Consulting) (January 1993 – Present)	84

Director – CenterPoint Energy

Director and Audit Committee Member – Digital River, Inc.

Director and Audit Committee Member – Rimage Corporation

Director and Chair of Compensation and Governance & Nominating Committees – Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Treasurer (January 2006 – Present) Vice President – Mergers & Acquisitions (January 2003 – January 2006), and Vice President (July 1995 – January 2003) 3M Corporation	84	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2003	Founder – Investor Analytics (Risk Management) (May 1999 – Present) Founder – Sutton Asset Management (Hedge Fund) (September 1998 – Present)	84	Director and Audit Committee Member – Investor Analytics Director and Audit Committee Member – Oxigene, Inc.

17

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	84	None(4)

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 25, 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	84	None(4)

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	84	None(4)

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	84	None(4)

(1) Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

(3) In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4) David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

18

Item 2.    Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com.   Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.    Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below.  For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.             An understanding of generally accepted accounting principles and financial statements;

b.             The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.             Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.             An understanding of internal controls and procedures for financial reporting; and

e.             An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.             Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.             Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.             Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.             Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent.  In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Thomas L. Bennett (1)

Thomas F. Madison

Janet L. Yeomans (1)

J. Richard Zecher

Item 4.    Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $293,600 for the fiscal year ended December 31, 2007.

(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.”  The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers.  The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $272,100 for the fiscal year ended December 31, 2006.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2007.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended December 31, 2007.  The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.   These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2006.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $28,700 for the registrant’s fiscal year ended December 31, 2006.  The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.   These audit-related services were as follows: issuance of report concerning transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures report to the registrant’s Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $109,901 for the fiscal year ended December 31, 2007.  The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.  These tax-related services were as follows: review of income tax returns, review of excise distribution calculations, and tax compliance services related to investments in foreign securities.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2007.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $51,800 for the fiscal year ended December 31, 2006.  The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.  These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2006.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2007.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2007.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2006.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2006.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors.  Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits.  Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services

Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate

Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate

Tax Services

U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate

U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund

Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit.  This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services

Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $364,263 and $306,508 for the registrant’s fiscal years ended December 31, 2007 and December 31, 2006, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.  The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5.    Audit Committee of Listed Registrants

Not applicable.

Item 6.    Schedule of Investments

Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.      Exhibits

(a)          (1)   Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant:  Delaware VIP Trust

PATRICK P. COYNE
By:	Patrick P. Coyne

Title:

Chief Executive Officer

Date:	March 4, 2008

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne

Title:

Chief Executive Officer

Date:	March 4, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 4, 2008